'33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

Post-Effective Amendment No. 92                                             [X]

                                     and or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 93                                                            [X]

                        (Check appropriate box or boxes)

                             NATIONWIDE MUTUAL FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300

                        Send Copies of Communications to:

ALLAN J. OSTER, ESQ.                     BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000              STRADLEY RONON STEVENS & YOUNG, LLP
CONSHOHOCKEN, PENNSYLVANIA 19428         2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)  PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on [date] pursuant to paragraph (b)

         [X] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on [date] pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on [date] pursuant to paragraph (a)(2) of rule 485.

         If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

CONCEPT Series

Nationwide Micro Cap Equity Fund

FundPROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                            TICKER
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class A                                   GMEAX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class B                                   GMEBX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class C                                   GMECX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class R                                   GMERX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Institutional Class                       GMEIX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Institutional Service Class               GMESX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3     KEY TERMS

4     SECTION 1: FUND SUMMARY AND PERFORMANCE
      Nationwide Micro Cap Equity Fund

8     SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

9     SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Management Fees
      Portfolio Management
      Multi-Manager Structure

10    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

22    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts
      Backup Withholding

24    SECTION 6: FINANCIAL HIGHLIGHTS

                                                              CONCEPT SERIES | 1

--------------------------------------------------------------------------------

CONCEPT Series

INTRODUCTION TO THE CONCEPT SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT ONE FUND (THE "FUND"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Micro Cap Equity Fund


THE FUND IS PRIMARILY INTENDED:


o to offer a selected investment option using more aggressive equity approaches.

The Fund uses investment strategies that may involve substantially higher risks and greater volatility than most mutual funds and are not appropriate for all investors. To decide if this Fund is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.


The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE OR THAT ITS PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


The Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

The Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.


The Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MICRO-CAP COMPANIES - small companies whose market capitalization is similar to those of companies included in the Russell Microcap Growth(TM) Index, ranging from $____________ to $_____________ as of ___________________. Micro-cap
companies are substantially smaller than companies included in the Standard & Poor's 500(R) Index.


                                                              CONCEPT SERIES | 3

SECTION 1 NATIONWIDE MICRO CAP EQUITY FUND SUMMARY AND PERFORMANCE


OBJECTIVE


The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net asset in EQUITY SECURITIES issued by very small companies considered to be MICRO-CAP COMPANIES as of the time of investment. The Fund generally holds between 50 and 100 securities.

The Fund focuses on small, undiscovered, emerging growth companies, seeking to provide investors with potentially higher returns than would be achieved by investing primarily in larger, more established companies. Since micro-cap companies are generally not as well known and have less of an institutional following than larger companies, they may provide opportunities for higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above average earnings growth;

o     attractive valuation;

o     development of new products, technologies or markets;

o     high quality balance sheet and

o     strong management team.

Although the portfolio manager looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Fund's portfolio manager may sell a particular security based on the following criteria:

o     changes in company fundamentals;

o     weak company management;

o     opportunity to purchase other, more attractively priced stocks;

o     MARKET CAPITALIZATION of twice the portfolio's buying range or

o     weakening financial stability.

The Fund is not required to sell a security that has appreciated beyond the micro-cap range, but it typically will do so.

The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

NFA has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

MICRO-CAP RISK - in general, stocks of smaller companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger company securities or the market overall. These risks may be more significant for investments in small companies that would be considered to be micro-cap companies. Micro-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a micro-cap company may lose substantial value. INVESTING IN MICRO-CAP COMPANIES REQUIRES A LONGER TERM INVESTMENT VIEW AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Microcap(TM) Growth Index or other funds with similar investment objectives and strategies.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

If the value of the Fund's investments goes down, you may lose money.

4 | CONCEPT SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. The performance of micro-cap stocks may be volatile; therefore, the Fund's annual total returns may vary considerably from one period to the next. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

2003      2004        2005     2006       2007
------------------------------------------------
93.06%    31.72%      -0.14%   13.91%     ____%


BEST QUARTER: _____% - ____ QTR OF 200_
WORST QUARTER: _____% - ____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                            1 YEAR   5 YEARS     (JUNE 27, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Russell Microcap Growth Index(4)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

(4) The Russell Microcap Growth Index is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                              CONCEPT SERIES | 5

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price)                          5.75%(2)         None           None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)imposed upon
redemptions (as a
percentage of offering or
sale price,whichever is
less)                           None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount
redeemed or exchanged)(6)       2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from
Fund assets to cover the
cost of sales, promotions
and other distribution
activities, as well as
certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.50%           None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limitation.


6 | CONCEPT SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*    Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                              CONCEPT SERIES | 7

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - The Fund could lose value if the individual stocks in which it has invested (or, convertible securities linked to such stocks) and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

FLOATING-RATE AND VARIABLE-RATE SECURITIES RISK - The Fund's investment in floating-rate or variable-rate securities is subject to interest rate risk like other debt securities. Because they may be callable, these bonds are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the repaid principal will be reinvested at a lower interest rate, reducing the Fund's income. Floating- and variable-rate securities have interest rates that change periodically.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

WHEN-ISSUED SECURITIES RISK - the risk of the value of a security falling between the time the Fund commits to buy it and the payment date. If this occurs, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market interest rates will increase before the time the security is delivered, so that the yield on the security may be lower than the yield available on other, comparable securities at the time of delivery.

PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - The Fund generally will be invested fully in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.

8 | CONCEPT SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


NorthPointe Capital LLC ("NorthPointe) 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the subadviser to the Fund. Subject to the supervision of NFA and Board of Trustees, NorthPointe manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.


MANAGEMENT FEES


The Fund pays NFA a management fee based on its average daily net assets. The total aggregate management fee paid by the Fund for the fiscal year ended October 31, 2007, expressed as a percentage of average daily net assets and taking into account any applicable waivers, was ____%. NFA pays NorthPointe from the management fee it receives.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund's semi-annual report to shareholders, which will cover the period ending April 30, 2008.

PORTFOLIO MANAGEMENT


NATIONWIDE MICRO CAP EQUITY FUND


Carl P. Wilk, CFP, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Wilk joined NorthPointe in April 2002. Prior to April 2002, he was senior portfolio manager and partner of Munder Capital Management, portfolio manager of the Munder MicroCap Equity Fund and co-manager of the Munder Small Company Growth Fund. He also managed Munder's Small Company Focus style for institutional and wrap accounts.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility and enables it to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

                                                              CONCEPT SERIES | 9

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------


The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES       POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge    A front-end sales charge means that a portion of your
up to 5.75%                 initial investment goes toward the sales charge and
                            is not invested.

Contingent deferred       Reduction and waivers of sales charges may be
sales charge (CDSC)(1)      available.

Annual service and/or     Total annual operating expenses are lower than Class B
12b-1 fee of 0.25%          and Class C expenses, which means higher dividends
Administrative services     and/or net asset value ("NAV") per share.
fee up to 0.25%

                          No conversion feature.

                          No maximum investment amount.

--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%          No front-end sales charge means your full investment
                            immediately goes toward buying shares.

                          No reduction of CDSC, but waivers may be available.

                          The CDSC declines 1% in most years to zero after six years.

Annual service and/or     Total annual operating expenses are higher than Class
12b-1 fee of 1.00%        A expenses, which means lower dividends and/or NAV
No administrative         per share.
services fee
                          Automatic conversion to Class A shares after seven
                            years, which means lower annual expenses in the
                            future.

                          Maximum investment amount of $100,000. Larger
                            investments may be rejected.

--------------------------------------------------------------------------------
CLASS C SHARES            No front-end sales charge means your full investment
                            immediately goes toward buying shares.

CDSC of 1.00%             No reduction of CDSC, but waivers may be available.

                          The CDSC declines to zero after one year.

                          Total annual operating expenses are higher than Class
                            A expenses, which means lower dividends and/or NAV per share.

Annual service and/or     No conversion feature.
12b-1 fee of 1.00%
No administrative         Maximum investment amount of $1,000,000(2). Larger
services fee              investments may be rejected.

--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

10 | CONCEPT SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                         OFFERING          INVESTED      PERCENTAGE OF
PURCHASE                             PRICE   (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%             6.10%              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75              4.99               4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50              3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50              2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00              2.04               1.75
--------------------------------------------------------------------------------
$1 million or more                   None              None               None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                             CONCEPT SERIES | 11

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If redeemed within                     18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C
SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70(1)/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

12 | CONCEPT SERIES

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

----------------------------------------------------------------------------------
                                                                           7 YEARS
SALE WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
----------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%        0%
----------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

                                                             CONCEPT SERIES | 13

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund's assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS            AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares   0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares   1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares   1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares   0.50% (0.25% of which may be either
                 a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Fund will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Fund's assets, the amount of any revenue sharing payments is determined by NFG.

14 | CONCEPT SERIES

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

                                                             CONCEPT SERIES | 15

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Fund's transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE. EACH   *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE SALE         DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OF SHARES AT ANY TIME.
                                                                    **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Nationwide            ON-LINE. Transactions may be made through the Nationwide
Funds' website. However, the Funds may discontinue on-line          Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call ourtoll-free number before you wire your investment       o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your                BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Nationwide Funds' account with proceeds from your bank via ACH      be sent to your bank via ACH on the second business day after
on the second business day after your purchase order has been       your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     your application. Money sent through ACH should reach your bank
Money sent through ACH typically reaches Nationwide Funds from      to in two business days. There is no fee for this service. (The
your bank in two business days. There is no fee for this            authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.

16 | CONCEPT SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event. "Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
THE FUND DOES NOT CALCULATE NAV ON DAYS WHEN THE NEW YORK STOCK EXCHANGE IS CLOSED.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 17

--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset Accumulation Plan                            $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.

o The Fund reserves the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of the Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

18 | CONCEPT SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 19

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Fund:

MONITORING OF TRADING ACTIVITY

The Fund, through the Adviser and its agents, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever the Fund is able to identify short-term trades and/or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of the Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Fund has fair value pricing procedures in place, as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

20 | CONCEPT SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. This exchange/redemption fee is in addition to any CDSC that may be applicable at the time of redemption. If you exchange assets into a Fund with a exchange/redemption fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these Funds into another Nationwide Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund               2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Technology
   and Communications Fund                              2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------


                                                             CONCEPT SERIES | 21

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

22 | CONCEPT SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

                                                             CONCEPT SERIES | 23

SECTION 6 NATIONWIDE MICRO CAP EQUITY FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _______________________, whose report, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  NET REALIZED            TOTAL
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES         GAINS    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $    8.64      (0.02)         7.29        7.27         --               --
Year Ended October 31, 2004        $   15.91      (0.18)         3.81        3.63         --(i)            --(i)
Year Ended October 31, 2005        $   19.56      (0.34)         2.63        2.29      (0.40)           (0.40)
Year Ended October 31, 2006        $   21.47      (0.27)         4.22        3.95      (1.41)           (1.41)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003        $    8.61      (0.06)         7.19        7.13         --               --
Year Ended October 31, 2004        $   15.74      (0.26)         3.72        3.46         --(i)            --(i)
Year Ended October 31, 2005        $   19.22      (0.46)         2.55        2.09      (0.40)           (0.40)
Year Ended October 31, 2006        $   20.93      (0.43)         4.12        3.69      (1.41)           (1.41)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003        $    8.61      (0.05)         7.20        7.15         --               --
Year Ended October 31, 2004        $   15.76      (0.24)         3.70        3.46         --(g)            --(g)
Year Ended October 31, 2005        $   19.24      (0.47)         2.56        2.09      (0.40)           (0.40)
Year Ended October 31, 2006        $   20.95      (0.41)         4.10        3.69      (1.41)           (1.41)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)  $   17.38      (0.27)         2.14        1.87         --(g)            --(g)
Year Ended October 31, 2005        $   19.27      (0.29)         2.53        2.24      (0.40)           (0.40)
Year Ended October 31, 2006        $   21.13      (0.32)         4.13        3.81      (1.41)           (1.41)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                NET ASSET
                                  REDEMPTION   VALUE, END        TOTAL
                                        FEES    OF PERIOD   RETURN (a)
----------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               --   $    15.91    84.14%
Year Ended October 31, 2004             0.02   $    19.56    22.96%
Year Ended October 31, 2005             0.02   $    21.47    11.69%
Year Ended October 31, 2006               --   $    24.01    19.19%
Year Ended October 31, 2007
----------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003               --   $    15.74    82.81%
Year Ended October 31, 2004             0.02   $    19.22    22.13%
Year Ended October 31, 2005             0.02   $    20.93    10.84%
Year Ended October 31, 2006               --   $    23.21    18.41%
Year Ended October 31, 2007
----------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003               --   $    15.76    83.04%
Year Ended October 31, 2004             0.02   $    19.24    22.10%
Year Ended October 31, 2005             0.02   $    20.95    10.83%
Year Ended October 31, 2006               --   $    23.23    18.39%
Year Ended October 31, 2007
----------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)       0.02  $    19.27     10.89%(e)
Year Ended October 31, 2005             0.02  $    21.13     11.61%
Year Ended October 31, 2006               --  $    23.53     18.87%
Year Ended October 31, 2007
---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                                               RATIO OF      INVESTMENT
                                                             RATIO OF NET      EXPENSES   INCOME (LOSS)
                                                               INVESTMENT     (PRIOR TO       (PRIOR TO
                                   NET ASSETS     RATIO OF         INCOME    REIMBURSE-      REIMBURSE-
                                    AT END OF     EXPENSES      (LOSS) TO     MENTS) TO       MENTS) TO
                                       PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                       (000S)   NET ASSETS         ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $   17,023     1.82%        (1.32%)         2.26%         (1.76%)           104.50%
Year Ended October 31, 2004        $   74,983     1.81%        (1.35%)         1.82%         (1.37%)           107.36%
Year Ended October 31, 2005        $   68,375     1.86%        (1.31%)         1.87%         (1.32%)           108.54%
Year Ended October 31, 2006        $   57,257     1.85%        (1.00%)         1.88%         (1.03%)            95.53%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003        $    1,611     2.54%        (2.08%)         2.99%         (2.52%)           104.50%
Year Ended October 31, 2004        $    6,403     2.55%        (2.11%)         2.57%         (2.13%)           107.36%
Year Ended October 31, 2005        $    7,647     2.61%        (2.04%)         2.62%         (2.06%)           108.54%
Year Ended October 31, 2006        $    7,117     2.52%        (1.68%)         2.56%         (1.71%)            95.53%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003        $    5,609     2.54%        (2.04%)         2.90%         (2.40%)           104.50%
Year Ended October 31, 2004        $   30,377     2.55%        (2.11%)         2.57%         (2.13%)           107.36%
Year Ended October 31, 2005        $   37,980     2.61%        (2.05%)         2.62%         (2.06%)           108.54%
Year Ended October 31, 2006        $   36,076     2.52%        (1.68%)         2.56%         (1.71%)            95.53%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)  $        1     2.17%(f)     (1.78%)(f)      2.17%(f)      (1.78%)(f)        107.36%
Year Ended October 31, 2005        $        1     1.94%        (1.39%)         1.94%         (1.39%)           108.54%
Year Ended October 31, 2006        $        1     2.01%        (1.23%)         2.05%         (1.26%)            95.53%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.


24 | CONCEPT SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   NET REALIZED             TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES          GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $  8.64       (0.13)          7.45         7.32          --                --
Year Ended October 31, 2004            $ 15.96       (0.28)          3.97         3.69          --(g)             --(g)
Year Ended October 31, 2005            $ 19.67       (0.19)          2.54         2.35       (0.40)            (0.40)
Year Ended October 31, 2006            $ 21.64       (0.15)          4.21         4.06       (1.41)            (1.41)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003            $  8.64       (0.13)          7.45         7.32          --                --
Year Ended October 31, 2004            $ 15.96       (0.16)          3.85         3.69          --(g)             --(g)
Year Ended October 31, 2005            $ 19.67       (0.22)          2.58         2.36       (0.40)            (0.40)
Year Ended October 31, 2006            $ 21.65       (0.13)          4.18         4.05       (1.41)            (1.41)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                   NET ASSET
                                     REDEMPTION   VALUE, END        TOTAL
                                           FEES    OF PERIOD   RETURN (a)
-------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  --      $ 15.96       84.72%
Year Ended October 31, 2004                0.02      $ 19.67       23.26%
Year Ended October 31, 2005                0.02      $ 21.64       11.93%
Year Ended October 31, 2006                  --      $ 24.29       19.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  --      $ 15.96       84.72%
Year Ended October 31, 2004                0.02      $ 19.67       23.26%
Year Ended October 31, 2005                0.02      $ 21.65       11.98%
Year Ended October 31, 2006                  --      $ 24.29       19.56%
Year Ended October 31, 2007
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                 RATIO OF      INVESTMENT
                                                               RATIO OF NET      EXPENSES   INCOME (LOSS)
                                                                 INVESTMENT     (PRIOR TO       (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME    REIMBURSE-      REIMBURSE-
                                      AT END OF     EXPENSES      (LOSS) TO     MENTS) TO       MENTS) TO
                                         PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000S)   NET ASSETS         ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003             $    80        1.55%        (1.15%)         2.40%         (2.00%)        104.50%
Year Ended October 31, 2004             $    51        1.51%        (1.10%)         1.52%         (1.11%)        107.36%
Year Ended October 31, 2005             $   225        1.62%        (1.05%)         1.64%         (1.07%)        108.54%
Year Ended October 31, 2006             $   320        1.52%        (0.68%)         1.55%         (0.72%)         95.53%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003             $ 2,873        1.55%        (1.15%)         2.40%         (2.00%)        104.50%
Year Ended October 31, 2004             $ 3,493        1.52%        (1.14%)         1.54%         (1.15%)        107.36%
Year Ended October 31, 2005             $ 8,113        1.63%        (1.05%)         1.65%         (1.07%)        108.54%
Year Ended October 31, 2006             $15,451        1.51%        (0.69%)         1.55%         (0.72%)         95.53%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.


                                                             CONCEPT SERIES | 25

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-MCE 2/08

CONCEPT Series

Nationwide Hedged Core Equity Fund
Nationwide Market Neutral Fund
Nationwide U.S. Growth Leaders Long-Short Fund

Fund PROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class A                                GHEAX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class B                                GHEBX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class C                                GHECX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class R                                GHERX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Institutional Class                    GHEIX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Institutional Service Class            GHESX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class A                                    GMNAX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class B                                    GMNBX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class C                                    GMNCX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class R                                    GMNRX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Institutional Class                        GMNIX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Institutional Service Class                GMNSX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class A                    MLSAX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class B                    MLSBX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class C                    MLSCX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class R                    GLSRX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
Institutional Class                                                       GGUIX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
Institutional Service Class                                                n/a
--------------------------------------------------------------------------------


TABLE OF CONTENTS
3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Hedged Core Equity Fund
                Nationwide Market Neutral Fund
                Nationwide U.S. Growth Leaders
                   Long-Short Fund

19              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

21              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Portfolio Management
                Multi-Manager Structure

23              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

35              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

37              SECTION 6: FINANCIAL HIGHLIGHTS


                                                              CONCEPT SERIES | 1

CONCEPT Series

INTRODUCTION TO THE CONCEPT SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

NATIONWIDE HEDGED CORE EQUITY FUND
NATIONWIDE MARKET NEUTRAL FUND
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND


The Funds are primarily intended:


o to seek long-term capital appreciation regardless of market conditions through the purchase and short sale of securities.

THE FUNDS USE INVESTMENT STRATEGIES, SUCH AS SHORT SELLING, THAT MAY PRESENT HIGHER RISKS THAN OTHER MUTUAL FUNDS. THE FUNDS ARE NOT APPROPRIATE FOR ALL INVESTORS.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies and risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME. THE FUNDS' INVESTMENT OBJECTIVES CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Class and Institutional Service Class. (The Nationwide U.S. Growth Leaders Long-Short Fund's Institutional Service Class has not commenced operations as of the date of this prospectus.) An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to each Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Agreement and Plan of Reorganization, and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Agreement and Plan of Reorganization is subject to shareholder approval.


2 | CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $________ to $________ as of ______________________.


LEVERAGE - using borrowed assets to make additional investments.

LONG POSITION - The Fund actually owns a security in anticipation that its price will increase.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

QUANTITATIVE TECHNIQUES - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

SHORT SALE - selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $__________ to $________ as of _________________.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                              CONCEPT SERIES | 3

SECTION 1 NATIONWIDE HEDGED CORE EQUITY FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund will have both long and short positions in EQUITY SECURITIES, primarily COMMON STOCKS of LARGE-CAP COMPANIES that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States. The Fund pursues a long/short strategy in which the Fund seeks to achieve long-term capital appreciation and lessen downside volatility by selling stock short to protect its unrealized gains in certain securities and/or to produce capital gains. The portfolio manager targets an allocation of 80-100% in LONG POSITIONS and 30-35% in SHORT SALES as a percentage of net assets, generally resulting in a target net (i.e., combined long and short) position of 65%.

The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Fund attempts to benefit from stock pricing anomalies based on various factors, such as:

o     book-to-price ratio;

o     earnings revisions;

o     earnings quality;

o     price momentum and

o cash flow changes through its purchase of long positions and short positions.

Portfolio optimization is used to build a risk controlled portfolio by buying the highest ranking stocks and shorting the lowest ranking stocks from the model while adhering to various risk constraints. The portfolio will generally be rebalanced on a monthly basis.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. To complete the short-sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. The Fund may take long and short positions in the same sector/industry. While the Fund's securities may be held either long or short, no security will at the same time be held both long and short.


The Fund may also engage in securities lending in order to generate additional income. The Fund may also utilize DERIVATIVES, including options on futures, to hedge positions, LEVERAGE positions or generate income. In addition, the Fund may invest in exchange-traded funds.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments -- and therefore, the value of Fund shares -- may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.

4 | CONCEPT SERIES

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


EXCHANGE-TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.


If the value of the Fund's investments goes down, you may lose money.


                                                              CONCEPT SERIES | 5

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                       2007
----------------------------------------------
                                      ______%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                               SINCE INCEPTION
                                                      1 YEAR   (SEPT. 26, 2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Russell 1000(R) Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


6 | CONCEPT SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM                                                                          INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)     CLASS A SHARES     CLASS B SHARES   CLASS C SHARES   CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                   5.75%(2)           None             None             None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed upon
redemptions (as a
percentage of
offering or sale
price, whichever is
less)                             None(3)            5.00%(4)         1.00%(5)         None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
exchanged)(6)                     2.00%              2.00%            2.00%            2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund
assets to cover the
cost of sales,
promotions and other
distribution
activities, as well
as certain
shareholder servicing
costs)                            0.25%              1.00%            1.00%            0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend
   Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other
   Expenses
------------------------------------------------------------------------------------------------------------------------------------
Total of Other
Expenses
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder's fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to _____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to _____% for Class A shares, _____% for Class R shares and _____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                              CONCEPT SERIES | 7

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*    Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

8 | CONCEPT SERIES

SECTION 1 NATIONWIDE MARKET NEUTRAL FUND SUMMARY AND PERFORMANCE


OBJECTIVE


The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of EQUITY SECURITIES of U.S. companies. The Fund takes LONG POSITIONS in COMMON STOCKS of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in SHORT SALES of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and MARKET CAPITALIZATION levels, targeting both GROWTH STYLE and VALUE STYLE types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. By regulation, the current market value of the securities in which the Fund is short may not exceed the current market value of the Fund's long holdings of liquid securities and other liquid assets.

The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Fund attempts to benefit from stock pricing anomalies in various factors, such as:

o     book-to-price;

o     earnings revisions;

o     earnings quality;

o     price momentum and

o cash flow changes through its purchase of long positions and short positions.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. To complete the short-sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices.

While the Fund's securities may be held either long or short, no security will at the same time be held both long and short. Nevertheless, the Fund may effect strategic paired trades, taking both long and short positions in different companies within the same industry in order to remove much of the market and sector impact on performance.

The Fund may also utilize DERIVATIVES, including options on futures, to hedge positions, LEVERAGE positions or generate income, and may engage in securities lending in order to generate additional income.


The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks.


                                                              CONCEPT SERIES | 9

In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


10 | CONCEPT SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
--------------------------------------------------------------------------------
                                     ______%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                               SINCE INCEPTION
                                                      1 YEAR   (SEPT. 26, 2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill (T-Bill) Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


                                                             CONCEPT SERIES | 11

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE INSTITUTIONAL
INVESTMENT)(1)           CLASS A SHARES     CLASS B SHARES    CLASS C SHARES    CLASS R SHARES          CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of offering
price)                             5.75%(2)           None              None              None                  None          None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)                 None(3)            5.00%(4)          1.00%(5)          None                  None          None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed  or
exchanged)(6)                      2.00%              2.00%             2.00%             2.00%                 2.00%         2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%              1.00%             1.00%             0.50%                 None          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend
   Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other
   Expenses
------------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


12 | CONCEPT SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 13

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
LEADER a company with a strong franchise capable of taking advantage of its position in the marketplace. The Fund's management anticipates that Leaders are companies that will dominate their respective industries due to their reputation for quality management and superior products and services or distribution.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of EQUITY SECURITIES of U.S. companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in Leaders that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States.

The Fund takes LONG POSITIONS in Leaders that the Fund's management believes will generate earnings growth exceeding market expectations. Simultaneously, the Fund intends to engage in SHORT SALES of stock of companies which the portfolio managers believe:

o     have earnings that appear to be reflected in the current price;

o     are likely to fall short of expectations;

o     are in industries exhibiting structural weaknesses;

o     have poor quality management or

o     are likely to suffer an event affecting long-term earnings power.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Fund purchases its replacement.

In addition, the Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

While the Fund's securities may be held either long or short, no security will at the same time be held both long and short.


The Fund also may invest in exchange-traded funds and DERIVATIVES.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio managers may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio managers involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


SMALL- AND MID-CAP RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

14 | CONCEPT SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

EXCHANGE-TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The returns for the Fund reflect the performance of the Montgomery Partners Long-Short Equity Plus Fund (the "Predecessor Fund") until June 22, 2003 and the Fund from June 23, 2003 when the Fund acquired all of the assets, subject to stated liabilities, of the Predecessor Fund. During the joint history of the Predecessor Fund and the Fund, the assets have been managed with several different strategies and the returns reflect these various strategies. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The bar chart and table following can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.

ANNUAL TOTAL RETURNS - CLASS C SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999     2000     2001     2002    2003   2004   2005   2006    2007
--------------------------------------------------------------------------------
41.98%  131.40%  -25.05%  -22.61%  -17.47%  25.36%  4.49%  5.60%  5.67%  ____%


BEST QUARTER: ______% - ____ QTR OF _____
WORST QUARTER: ______% - ____ QTR OF _____


                                                             CONCEPT SERIES | 15

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

After-tax returns are shown in the table for Class C shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007


--------------------------------------------------------------------------------
                                                                          SINCE
                                             1 YEAR     5 YEARS     INCEPTION(2)
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(3)
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(3)
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(4)
--------------------------------------------------------------------------------
Class C Shares - After Taxes
on Distributions(4)
--------------------------------------------------------------------------------
Class C Shares - After Taxes on
Distributions and Sales of Shares(4)
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(5)
--------------------------------------------------------------------------------
Institutional Service Class Shares -
Before Taxes(6)
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(7)
--------------------------------------------------------------------------------
Citigroup 3-Month
Treasury Bill Index(8)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. As of June 23, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Predecessor Fund. At that time the Fund took on the performance of the Predecessor Fund.

(3) These returns through October 31, 2001 are based on the previous performance of the Class R shares of the Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the previous performance of the Class A and Class B shares, respectively, of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.

(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.

(5) These returns for the period through October 31, 2001 are based on the previous performance of the Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Fund's Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.


(6) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares; for the period from June 23, 2003 to June 28, 2004 are based on the previous performance of the Class A shares; and from June 29, 2004 to December 31, 2007 are based on the previous performance of the Institutional Class shares because Institutional Service Class shares have not yet commenced operations. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Service Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect different expenses.


(7) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

(8) The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

16 | CONCEPT SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES    CLASS R SHARES  INSTITUTIONAL SERVICE  INSTITUTIONAL
DIRECTLY FROM YOUR                                                                                      CLASS SHARES   CLASS SHARES
INVESTMENT)(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of offering
price)                              5.75%(2)          None             None              None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)                  None(3)           5.00%(4)         1.00%(5)          None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)                    2.00%             2.00%            2.00%             2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM
FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well
as certain shareholder
servicing costs)                    0.25%             1.00%            1.00%             0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend
   Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other
   Expenses
------------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund
(Indirect Underlying
Fund) Annual Operating
Expenses(10)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND
ACQUIRED FUND ANNUAL
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A and Class R shares were ____% and ____%, respectively. Administrative services fees for Institutional Service Class shares are estimated to be ____% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security--thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract under which the Adviser has agreed to waive an amount equal to ____% from its management fee. Pursuant to a separate written contract, the Adviser has also agreed to limit the Fund's operating expenses to ____%. Both the waiver and the expense limitation run at least through May 1, 2009 and apply to all share classes. The expense limitation excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreements. If the maximum amount of administrative services fees were charged, the "Total Direct and Acquired Fund Annual Operating Expenses" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


(10) Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.

                                                             CONCEPT SERIES | 17

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

18 | CONCEPT SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Funds could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


SHORT SALES RISK - Each Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.


A Fund's performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.

DEPOSITARY RECEIPTS - Each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - Each Fund may invest in derivatives, which are contracts or investments with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

                                                             CONCEPT SERIES | 19

SECURITIES LENDING - Each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Funds' management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

20 | CONCEPT SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is subadviser to the Fund. Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Funds' assets in accordance with the Funds' investment objectives and strategies. Aberdeen makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

MANAGEMENT FEES

The Funds pay the Adviser a management fee based on each Fund's average daily net assets. NFA pays Aberdeen from the management fee it receives. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE HEDGED CORE EQUITY FUND AND NATIONWIDE MARKET NEUTRAL FUND


Joseph A. Cerniglia, portfolio manager and senior quantitative analyst, is responsible for the day-to-day management of each Fund and the selection of each Fund's investments. Mr. Cerniglia joined Aberdeen in October 2007. Prior to that, Mr. Cerniglia was a portfolio manager employed by NFA since September 2000 and was responsible for developing and implementing quantitative investment strategies for NFA's equity funds. He currently also manages or co-manages the Nationwide Small Cap Core Fund and the core quantitative portions of the Nationwide Fund and the NVIT Nationwide Fund.


                                                             CONCEPT SERIES | 21

NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Baggini also manages or co-manages the Nationwide Growth Fund, the Nationwide U.S. Growth Leaders Fund, the Nationwide NVIT Growth Fund and the Nationwide NVIT U.S. Growth Leaders Fund. Mr. Burtnick also manages or co-manages the Nationwide Global Financial Services Fund, the Nationwide Global Health Sciences Fund, the Nationwide Growth Fund, the Nationwide U.S. Growth Leaders Fund, the Nationwide NVIT Global Financial Services Fund, the Nationwide NVIT Global Health Sciences Fund, the Nationwide NVIT Growth Fund and the Nationwide NVIT U.S. Growth Leaders Fund.


Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. Before joining NFA, Mr. Baggini was a portfolio manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnik joined Aberdeen in October 2007. Prior to that, Mr. Burtnik was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnik served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager. From 1998 to 2000, he worked at Barra, Inc., a risk management firm, where he led a group focused on portfolio construction and risk management issues for institutional investors and hedge funds.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


22 | CONCEPT SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER

CLASS A SHARES

---------------------------------------------------------------------------------
Front-end sales charge       A front-end sales charge means that a portion of
up to 5.75%                     your initial investment goes toward the sales
                                charge and is not invested.

Contingent deferred sales    Reduction and waivers of sales charges may be
charge (CDSC)(1)                available.

Annual service and/or        Total annual operating expenses are lower than
12b-1 fee of 0.25%              Class B and Class C expenses which means higher
Administrative services         dividends and/or net asset value ("NAV") per
fee up to 0.25%                 share.

                             No conversion feature.

                             No maximum investment amount.
---------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                                investment immediately goes toward buying shares.

                             No reduction of CDSC, but waivers may be available.

                             The CDSC declines 1% in most years to zero after
                                six years.

Annual service and/or        Total annual operating expenses are higher than
12b-1 fee of 1.00%              Class A expenses which means lower dividends
No administrative               and/or NAV per share.
services fee

                             Automatic conversion to Class A shares after seven
                                years, which means lower annual expenses in the future.

                             Maximum investment amount of $100,000. Larger
                                investments may be rejected.
---------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                                investment immediately goes toward buying shares.

                             No reduction of CDSC, but waivers may be available.

                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are higher than
12b-1 fee of 1.00%              Class A expenses which means lower dividends
No administrative               and/or NAV per share.
services fee

                             No conversion feature.

                             Maximum investment amount of $1,000,000(2). Larger
                                investments may be rejected.
---------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

                                                             CONCEPT SERIES | 23

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

----------------------------------------------------------------------------------
                                SALES CHARGE AS A PERCENTAGE OF
                                -------------------------------
                                                                           DEALER
                                                   NET AMOUNT       COMMISSION AS
AMOUNT OF                         OFFERING           INVESTED       PERCENTAGE OF
PURCHASE                             PRICE    (APPROXIMATELY)      OFFERING PRICE
----------------------------------------------------------------------------------
Less than $50,000                     5.75%              6.10%               5.00%
----------------------------------------------------------------------------------
$50,000 to $99,999                    4.75               4.99                4.00
----------------------------------------------------------------------------------
$100,000 to $249,999                  3.50               3.63                3.00
----------------------------------------------------------------------------------
$250,000 to $499,999                  2.50               2.56                2.00
----------------------------------------------------------------------------------
$500,000 to $999,999                  2.00               2.04                1.75
----------------------------------------------------------------------------------
$1 million or more                    None               None               None*
----------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

24 | CONCEPT SERIES

--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;


o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                           $1 MILLION        $4 MILLION    $25 MILLION
PURCHASE                         TO $3,999,999    TO $24,999,999        OR MORE
--------------------------------------------------------------------------------
If sold within                       18 months         18 months      18 months
--------------------------------------------------------------------------------
Amount of CDSC                            1.00%             0.50%          0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 25

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

------------------------------------------------------------------------------------
                                                                           7 YEARS
SALE WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
------------------------------------------------------------------------------------
Sales charge         5%        4%        3%        3%        2%        1%        0%
------------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and


o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

26 | CONCEPT SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:


o     funds of funds offered by the Distributor or other affiliates of the Fund;


o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICES FEES


Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


----------------------------------------------------------
CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------
Class A shares        0.25% (distribution or service fee)
----------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
----------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
----------------------------------------------------------
Class R shares        0.50% (0.25% of which may be either
                      a distribution or service fee)
----------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

                                                             CONCEPT SERIES | 27

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:


o     the Distributor and other affiliates of the Adviser;


o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

28 | CONCEPT SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                    HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE. EACH    *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE              DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                      **  A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has              THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial               relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange       intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is             and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or an    processed at the NAV next calculated after the Funds' agent or
authorized intermediary receives your order in proper form.          an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made          BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.           mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,      must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT        Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                         signed by all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges unless    BY TELEPHONE. You will have automatic telephone privileges
you decline this option on your application. The Funds follow        unless you decline this option on your application. The Funds
procedures to confirm that telephone instructions are genuine and    follow procedures to confirm that telephone instructions are
will not be liable for any loss, injury, damage or expense that      genuine and will not be liable for any loss, injury, damage or
results from executing such instructions. The Funds may revoke       expense that results from executing such instructions. The
telephone privileges at any time, without notice to shareholders.    Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                     ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                     payable to the shareholder(s) of record will be mailed to the address of record.

                                                                     The Funds may record telephone instructions to redeem shares.
                                                                     and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Nationwide Funds'      ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions     Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                          transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal       BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will     redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its         voided check must be attached to your application. (The
termination.)                                                        authorization will be in effect unless you give the Fund
                                                                     written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment      o     your proceeds typically will be wired to your bank on the
      and arrange to fax your completed application.                       next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                      o     Nationwide Funds deducts a $20 service fee from the
                                                                           redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to receive the current day's NAV.
                                                                     o     your financial institution may also charge a fee for
                                                                           receiving the wire.

                                                                     o     funds sent outside the U.S. may be subject to higher
                                                                           fees.

                                                                     BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide      BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the second    can be sent to your bank via ACH on the second business day
business day after your purchase order has been processed. A         after your order has been processed. A voided check must be
voided check must be attached to your application. Money sent        attached to your application. Money sent through ACH should
through ACH typically reaches Nationwide Funds from your bank in     reach your bank in two business days. There is no fee for this
two business days. There is no fee for this service. (The            service. (The authorization will be in effect unless you give
authorization will be in effect unless you give the Funds written    the Funds written notice of its termination.)
notice of its termination.)
                                                                     ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement plan    RETIREMENT PLAN PARTICIPANTS should contact their retirement
administrator regarding transactions. Retirement plans or their      plan administrator regarding transactions. Retirement plans or
administrators wishing to conduct transactions should call our       their administrators wishing to conduct transactions should
toll-free number. Eligible entities or individuals wishing to        call our toll-free number. Eligible entities or individuals
conduct transactions in Institutional Service Class or               wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.         or Institutional Class shares should call our toll-free
                                                                     number.


                                                             CONCEPT SERIES | 29

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

30 | CONCEPT SERIES

MINIMUM INVESTMENTS


----------------------------------------------------------------------------
CLASS A, CLASS B AND CLASS C SHARES
To open an account                                    $    2,000 (per Fund)
To open an IRA account                                $    1,000 (per Fund)
Additional investments                                $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                     $    1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                   $                  50
----------------------------------------------------------------------------

CLASS R SHARES
To open an account                                               No Minimum
Additional investments                                           No Minimum
----------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                    $   50,000 (per Fund)
Additional investments                                           No Minimum
----------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                    $1,000,000 (per Fund)
Additional investments                                           No Minimum
----------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
----------------------------------------------------------------------------


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).


                                                             CONCEPT SERIES | 31

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new share class. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

32 | CONCEPT SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.


Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 33

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares held in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


---------------------------------------------------------------------------------
                                                                         MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
---------------------------------------------------------------------------------
Nationwide China Opportunities Fund                       2.00%               90
---------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                          2.00%               90
---------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                 2.00%               90
---------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                    2.00%               90
---------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                  2.00%               90
---------------------------------------------------------------------------------
Nationwide Global Technology
   and Communications Fund                                2.00%               90
---------------------------------------------------------------------------------
Nationwide Global Utilities Fund                          2.00%               90
---------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                        2.00%               90
---------------------------------------------------------------------------------
Nationwide International Growth Fund                      2.00%               90
---------------------------------------------------------------------------------
Nationwide International Value Fund                       2.00%               90
---------------------------------------------------------------------------------
Nationwide Market Neutral Fund                            2.00%               90
---------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                          2.00%               90
---------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                            2.00%               90
---------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                    2.00%               90
---------------------------------------------------------------------------------
Nationwide Small Cap Fund                                 2.00%               90
---------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                            2.00%               90
---------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                     2.00%               90
---------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                         2.00%               90
---------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                           2.00%               90
---------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                        2.00%               90
---------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                      2.00%               90
---------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                       2.00%               90
---------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                         2.00%               90
---------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                         2.00%               90
---------------------------------------------------------------------------------
Nationwide Growth Fund                                    2.00%               30
---------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                           2.00%               30
---------------------------------------------------------------------------------
Nationwide Fund                                           2.00%               30
---------------------------------------------------------------------------------
Nationwide Leaders Fund                                   2.00%               30
---------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                       2.00%               30
---------------------------------------------------------------------------------
Nationwide Value Fund                                     2.00%               30
---------------------------------------------------------------------------------
Nationwide Bond Fund                                      2.00%                7
---------------------------------------------------------------------------------
Nationwide Bond Index Fund                                2.00%                7
---------------------------------------------------------------------------------
Nationwide Government Bond Fund                           2.00%                7
---------------------------------------------------------------------------------
Nationwide International Index Fund                       2.00%                7
---------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                      2.00%                7
---------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                             2.00%                7
---------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                       2.00%                7
---------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                           2.00%                7
---------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                           2.00%                7
---------------------------------------------------------------------------------


34 | CONCEPT SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

                                                             CONCEPT SERIES | 35

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in the Funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

36 | CONCEPT SERIES

SECTION 6 NATIONWIDE HEDGED CORE EQUITY FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ______________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM    NET ASSET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   VALUE, END        TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)       $10.00          -(f)         0.25         0.25      $ 10.25         2.50%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)       $10.00      (0.01)           0.25         0.24      $ 10.24         2.40%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)       $10.00      (0.01)           0.25         0.24      $ 10.24         2.40%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)       $10.00          -(f)         0.24         0.24      $ 10.24         2.40%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)       $10.00          -(f)         0.25         0.25      $ 10.25         2.50%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)       $10.00          -(f)         0.25         0.25      $ 10.25         2.50%(g)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
                                                         RATIO OF           RATIO
                                                         EXPENSES          OF NET
                                                       TO AVERAGE      INVESTMENT
                                          NET ASSETS   NET ASSETS          INCOME
                                           AT END OF    (INCLUDES       (LOSS) TO
                                              PERIOD     DIVIDEND         AVERAGE
                                              (000S)     EXPENSE)      NET ASSETS
----------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)         $        1         2.30%(h)    0.32%(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)         $        1         3.59%(h)   (0.62%)(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)         $        1         3.59%(h)   (0.62%)(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)         $        1         3.23%(h)   (0.25%)(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)         $        1         2.51%(h)    0.47%(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)         $    5,124         2.39%(h)    0.50%(h)
Year Ended October 31, 2007
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
                                                            RATIO OF NET
                                             RATIO OF         INVESTMENT
                                             EXPENSES      INCOME (LOSS)
                                            (PRIOR TO          (PRIOR TO
                                           REIMBURSE-         REIMBURSE-
                                            MENTS) TO          MENTS) TO
                                              AVERAGE        AVERAGE NET          DIVIDEND         PORTFOLIO
                                       NET ASSETS (b)         ASSETS (b)       EXPENSE (c)      TURNOVER (d)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)                2.85%(h)          (0.23%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)                4.62%(h)          (1.65%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)                4.69%(h)          (1.72%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)                4.01%(h)          (1.03%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)                3.61%(h)          (0.63%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)                3.34%(h)          (0.45%)(h)         0.79%(h)          0.00%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(f)   Amount is less than $0.005.

(g)   Not annualized.

(h)   Annualized.

                                                             CONCEPT SERIES | 37

SECTION 6 NATIONWIDE MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM    NET ASSET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   VALUE, END        TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.03          0.03         0.06      $ 10.06         0.60%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.02          0.03         0.05      $ 10.05         0.50%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.02          0.03         0.05      $ 10.05         0.50%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.02          0.03         0.05      $ 10.05         0.50%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.03          0.03         0.06      $ 10.06         0.60%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)      $ 10.00         0.03          0.03         0.06      $ 10.06         0.60%(f)
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
                                                                                          RATIO OF
                                                                                          EXPENSES       RATIO OF NET
                                                    RATIO OF           RATIO             (PRIOR TO         INVESTMENT
                                                    EXPENSES          OF NET            REIMBURSE-      INCOME (LOSS)
                                                  TO AVERAGE      INVESTMENT             MENTS) TO          (PRIOR TO
                                     NET ASSETS   NET ASSETS          INCOME           AVERAGE NET         REIMBURSE-
                                      AT END OF    (INCLUDES       (LOSS) TO      ASSETS (INCLUDES          MENTS) TO
                                         PERIOD     DIVIDEND         AVERAGE              DIVIDEND        AVERAGE NET
                                         (000S)     EXPENSE)      NET ASSETS          EXPENSE) (b)         ASSETS (b)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)      $      1         2.23%(g)        3.56%(g)              2.82%(g)           2.97%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)      $      1         3.45%(g)        2.10%(g)              4.48%(g)           1.07%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)      $      1         3.45%(g)        2.10%(g)              4.53%(g)           1.02%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)      $      1         3.09%(g)        2.46%(g)              3.89%(g)           1.65%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)      $      1         2.36%(g)        3.19%(g)              3.45%(g)           2.10%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)      $  5,030         2.24%(g)        3.37%(g)              3.21%(g)           2.40%(g)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                                    DIVIDEND         PORTFOLIO
                                                 EXPENSE (c)      TURNOVER (d)
--------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (e)                       0.64%(g)          0.00%
Year Ended October 31, 2007
--------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(f)   Not annualized.

(g)   Annualized.

38 | CONCEPT SERIES

SECTION 6 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                 DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                        NET ASSET          NET    UNREALIZED
                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET
                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT            TOTAL
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (h)               $10.89        (0.08)         0.14         0.06            -                -
Period Ended October 31, 2003 (e)          $10.95        (0.07)         1.12         1.05            -                -
Year Ended October 31, 2004                $12.00         0.11          0.77         0.88        (3.32)           (3.32)
Year Ended October 31, 2005                $ 9.56        (0.02)         0.59         0.57        (0.30)           (0.30)
Year Ended October 31, 2006                $ 9.83         0.11          0.41         0.52        (0.05)           (0.05)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (h)               $10.90        (0.23)         0.19        (0.04)           -                -
Period Ended October 31, 2003 (e) (h)      $10.86        (0.10)         1.12         1.02            -                -
Year Ended October 31, 2004                $11.88         0.22          0.58         0.80        (3.30)           (3.30)
Year Ended October 31, 2005                $ 9.38        (0.09)         0.58         0.49        (0.28)           (0.28)
Year Ended October 31, 2006                $ 9.59         0.03          0.40         0.43        (0.01)           (0.01)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                   $ 9.05        (0.19)         0.17        (0.02)           -                -
Period Ended October 31, 2003 (e)          $ 9.03        (0.08)         0.93         0.85            -                -
Year Ended October 31, 2004                $ 9.88         0.64         (0.01)        0.63        (3.30)           (3.30)
Year Ended October 31, 2005                $ 7.21        (0.05)         0.42         0.37        (0.29)           (0.29)
Year Ended October 31, 2006                $ 7.29         0.03          0.30         0.33        (0.03)           (0.03)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)          $ 9.21        (0.11)         0.31         0.20            -                -
Year Ended October 31, 2005                $ 9.41        (0.03)         0.59         0.56        (0.29)           (0.29)
Year Ended October 31, 2006                $ 9.68         0.08          0.40         0.48        (0.05)           (0.05)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)          $ 9.28        (0.02)         0.31         0.29            -                -
Year Ended October 31, 2005                $ 9.57        (0.05)         0.63         0.58        (0.30)           (0.30)
Year Ended October 31, 2006                $ 9.85         0.11          0.44         0.55        (0.06)           (0.06)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
                                                                                      RATIO OF           RATIO
                                                                                      EXPENSES          OF NET
                                                                                    TO AVERAGE      INVESTMENT
                                                                      NET ASSETS    NET ASSETS          INCOME
                                          NET ASSET                    AT END OF     (INCLUDES       (LOSS) TO
                                         VALUE, END        TOTAL          PERIOD      DIVIDEND         AVERAGE
                                          OF PERIOD   RETURN (a)          (000S)      EXPENSE)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (h)                 $10.95         0.55%     $   29,561          3.47%         (2.04%)
Period Ended October 31, 2003 (e)            $12.00         9.59%(i)  $   29,468          3.23%(j)      (1.77%)(j)
Year Ended October 31, 2004                  $ 9.56         9.03%     $   24,411          3.27%         (1.65%)
Year Ended October 31, 2005                  $ 9.83         6.09%     $   33,828          2.81%         (0.18%)
Year Ended October 31, 2006                  $10.30         5.27%     $   48,717          2.59%          1.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (h)                 $10.86        (0.37%)    $      141          3.73%         (2.31%)
Period Ended October 31, 2003 (e) (h)        $11.88         9.39%(i)  $      414          3.98%(j)      (2.54%)(j)
Year Ended October 31, 2004                  $ 9.38         8.22%     $      653          3.89%         (2.30%)
Year Ended October 31, 2005                  $ 9.59         5.33%     $      814          3.53%         (0.90%)
Year Ended October 31, 2006                  $10.01         4.53%     $    1,033          3.33%          0.42%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                     $ 9.03        (0.22%)    $    1,323          3.72%         (2.31%)
Period Ended October 31, 2003 (e)            $ 9.88         9.41%(i)  $    1,487          3.98%(j)      (2.52%)(j)
Year Ended October 31, 2004                  $ 7.21         8.20%     $    2,641          3.90%         (2.29%)
Year Ended October 31, 2005                  $ 7.29         5.35%     $   19,372          3.55%         (0.81%)
Year Ended October 31, 2006                  $ 7.59         4.48%     $   36,586          3.33%          0.47%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)            $ 9.41         2.17%(i)  $        1          3.32%(j)      (1.74%)(j)
Year Ended October 31, 2005                  $ 9.68         6.16%     $        1          2.82%         (0.20%)
Year Ended October 31, 2006                  $10.11         4.91%     $        1          2.96%          0.77%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)            $ 9.57         3.12%(i)  $      331          2.24%(j)      (0.52%)(j)
Year Ended October 31, 2005                  $ 9.85         6.27%     $    3,877          2.56%          0.19%
Year Ended October 31, 2006                  $10.34         5.60%     $   11,538          2.33%          1.50%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                          RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                           RATIO OF            RATIO
                                           EXPENSES           OF NET
                                          (PRIOR TO       INVESTMENT
                                         REIMBURSE-           INCOME
                                          MENTS) TO           (LOSS)
                                            AVERAGE        (PRIOR TO
                                         NET ASSETS       REIMBURSE-
                                          (INCLUDES        MENTS) TO
                                           DIVIDEND      AVERAGE NET        DIVIDEND      PORTFOLIO
                                       EXPENSE) (b)       ASSETS (b)     EXPENSE (c)   TURNOVER (d)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (h)                   3.66%          (2.23%)           0.40%           424%
Period Ended October 31, 2003 (e)                (k)              (k)           1.65%        126.69%
Year Ended October 31, 2004                    3.33%          (1.70%)           1.06%        577.36%
Year Ended October 31, 2005                    2.91%          (0.27%)           0.64%        827.26%
Year Ended October 31, 2006                    2.61%           1.14%            0.56%        739.31%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (h)                   4.54%          (3.12%)           0.40%           424%
Period Ended October 31, 2003 (e) (h)            (k)              (k)           1.65%        126.69%
Year Ended October 31, 2004                    3.96%          (2.36%)           1.06%        577.36%
Year Ended October 31, 2005                    3.62%          (0.99%)           0.64%        827.26%
Year Ended October 31, 2006                    3.35%           0.40%            0.56%        739.31%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                       4.54%          (3.13%)           0.40%           424%
Period Ended October 31, 2003 (e)                (k)              (k)           1.65%        126.69%
Year Ended October 31, 2004                    3.99%          (2.37%)           1.06%        577.36%
Year Ended October 31, 2005                    3.65%          (0.91%)           0.64%        827.26%
Year Ended October 31, 2006                    3.35%           0.44%            0.56%        739.31%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)              3.36%(j)       (1.78%)(j)        1.06%        577.36%
Year Ended October 31, 2005                    2.86%          (0.25%)           0.64%        827.26%
Year Ended October 31, 2006                    2.99%           0.74%            0.56%        739.31%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)              2.43%(j)       (0.72%)(j)        1.06%        577.36%
Year Ended October 31, 2005                    2.67%           0.08%            0.64%        827.26%
Year Ended October 31, 2006                    2.35%           1.48%            0.56%        739.31%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.


(e)   For the period from July 1, 2003 through October 31, 2003.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)   Not annualized.

(j)   Annualized.

(k)   There were no fee reductions in this period.


                                                             CONCEPT SERIES | 39

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide  Funds
3435 Stelzer Road
Columbus,  Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                   PR-CNCPT 2/08

CORE ASSET ALLOCATION Series

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

FundPROSPECTUS


February ____, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

CORE ASSET ALLOCATION Series

These risk-based, diversified asset allocation Funds feature an indexing approach to asset allocation.

--------------------------------------------------------------------------------

FUND AND CLASS                                                                  TICKER
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class A                         NDAAX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class B                         NDABX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class C                         NDACX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class R                         GAFRX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Institutional Class             GAIDX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Service Class                   NDASX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class A              NDMAX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class B              NDMBX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class C              NDMCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class R              GMARX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Institutional
  Class                                                                          GMIAX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Service Class        NDMSX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class A                           NADMX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class B                           NBDMX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class C                           NCDMX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class R                           GMDRX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Institutional Class               GMDIX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Service Class                     NSDMX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class A            NADCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class B            NBDCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class C            NCDCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class R            GMMRX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Institutional
Class                                                                            GMIMX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Service Class      NSDCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class A                       NDCAX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class B                       NDCBX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class C                       NDCCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class R                       GCFRX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Institutional Class           GIMCX
--------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Service Class                 NDCSX
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Investor Destinations Aggressive Fund
      Nationwide Investor Destinations Moderately Aggressive Fund
      Nationwide Investor Destinations Moderate Fund
      Nationwide Investor Destinations Moderately Conservative Fund
      Nationwide Investor Destinations Conservative Fund

14    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Strategies and Risks

15    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management
      Multi-Manager Structure

16    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

28    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
      Backup Withholding

30    SECTION 6: FINANCIAL HIGHLIGHTS

36    APPENDIX: DESCRIPTION OF UNDERLYING INVESTMENTS

                                                CORE ASSET ALLOCATION SERIES | 1

--------------------------------------------------------------------------------
CORE ASSET ALLOCATION Series

INTRODUCTION TO THE CORE ASSET ALLOCATION SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE FIVE NATIONWIDE INVESTOR DESTINATIONS FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"). THE FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS ACROSS A RANGE OF RISK LEVELS. EACH FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN AFFILIATED INDEX MUTUAL FUNDS AND SHORT-TERM INVESTMENTS REPRESENTING A VARIETY OF ASSET CLASSES.

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

THESE FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS SEEKING:

o to achieve their financial objectives through a professionally developed asset allocation program and

o to maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.


To decide which of these Funds is appropriate for your investment program, you should consider your personal investment objective and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming.


AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.
--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes--Class A, Class B, Class C, Class R, Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Although each Fund is currently managed by Nationwide Fund Advisors (the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVES

Each Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES

The Funds aim to provide diversification across major asset classes--U.S. stocks, international stocks, bonds and short-term investments--by investing in a professionally selected mix of underlying portfolios of Nationwide Mutual Funds, unaffiliated mutual funds and a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds.

The Funds invest primarily in index funds offered by Nationwide Mutual Funds, representing several asset classes. The index funds invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track those of the relevant stock or bond index. The Funds also invest in certain non-index Underlying Funds.

You could purchase most of the Underlying Funds directly. However, the Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND

The Aggressive Fund pursues its objective primarily by seeking growth of capital. The Aggressive Fund's target allocation is heavily weighted toward U.S. and international stock investments, with a small allocation to bonds.

This Fund may be appropriate for investors who:

o     are comfortable with substantial investment risk;

o     have a long investment time horizon and

o seek to maximize long-term returns while accepting the possibility of significant short-term or even long-term losses.

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

The Moderately Aggressive Fund pursues its objective primarily by seeking growth of capital, as well as income. The Moderately Aggressive Fund's target allocation is significantly weighted toward U.S. and international stock investments, but also includes some bonds and short-term investments to reduce volatility.

This Fund may be appropriate for investors who:

o     are comfortable with significant investment risk;

o     have a long investment time horizon;

o     seek additional diversification and

o seek to maximize long-term returns while accepting the possibility of short-term or even long-term losses.

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's target allocation is weighted toward U.S. and international stock investments, but also includes a significant portion in bonds and short-term investments to add income and reduce volatility.

This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors;

o     seek both growth and income from their investment and

o are willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

The Moderately Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Moderately Conservative Fund's target allocation is weighted toward bonds and short-term investments, but also includes a significant portion in stock investments for long-term growth.

This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors;

o     primarily seek income from their investment;

o     have a shorter investment time horizon and

o are willing to accept some short-term price fluctuations in exchange for potentially higher income and growth.

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND

The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Conservative Fund's target allocation is heavily weighted toward bonds and short-term investments, while including some stocks for long-term growth.

This Fund may be appropriate for investors who:

o     have a short investment time horizon;

o     have a low tolerance for risk and

o     primarily seek income from their investment.

                                                CORE ASSET ALLOCATION SERIES | 3

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


The Adviser establishes a target allocation among different asset classes based on each Fund's risk profile and individual strategies. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund.

The allocations shown in the chart below are the target allocations as of the date of this Prospectus. This means that, under normal circumstances, cash received by a Fund when it sells new shares is invested according to the allocations stated. However, day-to-day market activity will likely cause each Fund's actual asset class and Underlying Fund allocations of money already invested to fluctuate from the targets stated. The Adviser monitors each Fund's holdings and cash flow and periodically adjusts each Fund's asset class and Underlying Fund allocations to realign them to the target asset class and Underlying Fund allocations. In addition, the asset class and Underlying Fund allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant. Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes may not be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not shown here that are chosen either to complement or replace the Underlying Funds listed here.

FOR FUTURE INFORMATION ABOUT ASSET CLASS AND UNDERLYING FUND ALLOCATIONS, PLEASE REVIEW THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS.

---------------------------------------------------------------------------------------------------------
ASSET CLASSES AND
UNDERLYING INVESTMENTS                                          TARGET ALLOCATIONS+
---------------------------------------------------------------------------------------------------------
                                                   MODERATELY               MODERATELY
                                      AGGRESSIVE   AGGRESSIVE   MODERATE   CONSERVATIVE   CONSERVATIVE
---------------------------------------------------------------------------------------------------------
U.S. STOCKS
U.S. LARGE CAP
Nationwide S&P 500 Index Fund
U.S. MID CAP
Nationwide Mid Cap Market Index Fund
U.S. SMALL CAP
Nationwide Small Cap Index Fund
---------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS
Nationwide International Index Fund
---------------------------------------------------------------------------------------------------------
BONDS
Nationwide Bond Index Fund
---------------------------------------------------------------------------------------------------------
SHORT-TERM BONDS
Nationwide Contract
Nationwide Short Duration Bond Fund
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
Nationwide Enhanced Income Fund
Nationwide Money Market Fund
---------------------------------------------------------------------------------------------------------

+ As of February__, 2008. The Funds reserve the right to change the target allocations at any time and without notice.
--------------------------------------------------------------------------------


4 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

PRINCIPAL RISKS

None of the Investor Destinations Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund's investments--and therefore, the value of each Fund's shares--may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE INVESTOR DESTINATIONS FUNDS

ASSET ALLOCATION RISK - Each Investor Destinations Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Investor Destinations Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Investor Destinations Fund's investment allocation to any such class.

PERFORMANCE RISK - Each Investor Destinations Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Investor Destinations Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Investor Destinations Funds' performance could be negatively affected. There can be no assurance that any Investor Destinations Fund or Underlying Fund will achieve its investment objective.

RISKS ASSOCIATED WITH INDEX FUNDS

Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

RISKS ASSOCIATED WITH INTERNATIONAL STOCKS


FOREIGN SECURITIES RISK is the risk that foreign securities may be more volatile, harder to price, and less liuid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over


                                                CORE ASSET ALLOCATION SERIES | 5

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

INTEREST RATE RISK is the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower rated convertible securities.

SINGLE ISSUER RISK refers to the risk presented by the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide regardless of market conditions. However, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

INFLATION RISK is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

EXTENSION RISK is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

PREPAYMENT RISK is the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower prevailing interest rates, which reduces the Underlying Fund's income.


In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.


6 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

PERFORMANCE


The bar charts and tables appearing on pages 7-9 can help you evaluate for each Fund both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -
AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2001     2002      2003      2004      2005    2006     2007
--------------------------------------------------------------------------------
     -11.42%  -18.37%    31.97%    14.05%     7.89%  17.03%   _____%


BEST QUARTER:  _____% - _____ QTR. OF 200__
WORST QUARTER: _____% - _____ QTR. OF 200__


ANNUAL TOTAL RETURNS -
MODERATELY AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2001     2002      2003      2004      2005    2006     2007
--------------------------------------------------------------------------------
      -8.69%  -14.37%    26.46%    12.22%     7.15%  14.56%   _____%


BEST QUARTER:  _____% - _____ QTR. OF 200__
WORST QUARTER: _____% - _____ QTR. OF 200__


ANNUAL TOTAL RETURNS -
MODERATE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2001     2002      2003      2004      2005    2006     2007
--------------------------------------------------------------------------------
      -4.89%   -9.47%    20.01%     9.53%     5.50%  11.50%   _____%


BEST QUARTER:  _____% - _____ QTR. OF 200__
WORST QUARTER: _____% - _____ QTR. OF 200__


ANNUAL TOTAL RETURNS -
MODERATELY CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2001     2002      2003      2004      2005    2006     2007
--------------------------------------------------------------------------------
      -1.23%   -4.20%    13.59%     7.18%     4.52%   8.55%   _____%


BEST QUARTER:  _____% - _____ QTR. OF 200__
WORST QUARTER: _____% - _____ QTR. OF 200__


ANNUAL TOTAL RETURNS -
CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2001     2002      2003      2004      2005    2006     2007
--------------------------------------------------------------------------------
       2.20%    0.55%     7.87%     4.80%     3.27%   6.26%   _____%


BEST QUARTER:  _____% - _____ QTR. OF 200__
WORST QUARTER: _____% - _____ QTR. OF 200__


                                                CORE ASSET ALLOCATION SERIES | 7

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

After-tax returns are shown in the tables for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AGGRESSIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                1 YEAR  5 YEARS  (MAR. 31, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
Standard & Poor's (S&P) 500(R) Index(5)
--------------------------------------------------------------------------------
Aggressive Fund Composite Index(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MODERATE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                1 YEAR  5 YEARS  (MAR. 31, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
S&P 500(R) Index(5)
--------------------------------------------------------------------------------
Moderate Fund Composite Index(8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                1 YEAR  5 YEARS  (MAR. 31, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
S&P 500(R) Index(5)
--------------------------------------------------------------------------------
Moderately Aggressive Fund
Composite Index(7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                1 YEAR  5 YEARS  (MAR. 31, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
Lehman Brothers (LB) U.S.
Aggregate Index(9)
--------------------------------------------------------------------------------
Moderately Conservative Fund
Composite Index(10)
--------------------------------------------------------------------------------


8 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


--------------------------------------------------------------------------------
CONSERVATIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                1 YEAR  5 YEARS  (MAR. 31, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
LB U.S. Aggregate Index(9)
--------------------------------------------------------------------------------
Conservative Fund Composite Index(11)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Class R performance has been adjusted to eliminate sales charges that do not apply to that class, but has not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (December 29, 2004) are based on the previous performance of Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.


(5) The S&P 500(R) Index, the Fund's primary index, is an unmanaged market capitalization-weighted index of 500 stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(6) The Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (95%) and the Lehman Brothers U.S. Aggregate Index (5%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(7) The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (80%), the Lehman Brothers U.S. Aggregate Index (15%), and the Citigroup 3-Month T-Bill Index (5%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(8) The Moderate Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (60%), the Lehman Brothers U.S. Aggregate Index (25%) and the Citigroup 3-Month T-Bill Index (15%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(9) The Lehman Brothers U.S. Aggregate Index, the Fund's primary index, is an unmanaged market value-weighted index of investment-grade, fixed rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole. An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(10) The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Lehman Brothers U.S. Aggregate Index (35%), the Citigroup 3-Month T-Bill Index (25%) and the S&P 500(R) Index (40%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(11) The Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Citigroup 3-Month T-Bill Index (45%), the Lehman Brothers U.S. Aggregate Index (35%) and the S&P 500(R) Index (20%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                CORE ASSET ALLOCATION SERIES | 9

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds. See Section 2, Fund Details for more information.


--------------------------------------------------------------------------------
AGGRESSIVE FUND

SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND

SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


10 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
MODERATE FUND

SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND

SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


                                               CORE ASSET ALLOCATION SERIES | 11

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
CONSERVATIVE FUND

SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)    0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.15% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class C Shares.


(6) "Other Expenses" include administrative services fees which currently are permitted to be up to 0.25% with respect to Class A, Class R and Service Class shares. For the fiscal year ended October 31, 2007, administrative services fees were ____%, ____%, ____%, ____% and ____% for Class A shares, ____%, ____%, ____%, ____% and ____% for Class R shares and ____%,
      ____%, ____%, ____% and ____% for Service Class shares of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses for the shares of each Class of each Fund to ____% until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Direct Annual Fund Operating Expenses" could increase to ____%, ____ %, ____%, ____% and ____% for Class A shares, ____%, ____%, ____ %, ____% and ____% for Class
      R shares and ____%, ____%, ____%, ____% and ____% for Service Class shares of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds, respectively, before the Adviser would be required to further limit the Fund's expenses.

(8) Because the Funds invest primarily in other Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments.


12 | CORE ASSET ALLOCATION SERIES

SECTION 1 NATIONWIDE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


EXAMPLE


This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example also reflects the fees of the Underlying Funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE FUND
--------------------------------------------------------------------------------
   Class A shares*
   -----------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
   Class R shares
   -----------------------------------------------------------------------------
   Service Class shares
   -----------------------------------------------------------------------------
   Institutional Class shares
   -----------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
--------------------------------------------------------------------------------
   Class A shares*
   -----------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
   Class R shares
   -----------------------------------------------------------------------------
   Service Class shares
   -----------------------------------------------------------------------------
   Institutional Class shares
   -----------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
   Class A shares*
   -----------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
   Class R shares
   -----------------------------------------------------------------------------
   Service Class shares
   -----------------------------------------------------------------------------
   Institutional Class shares
   -----------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
--------------------------------------------------------------------------------
   Class A shares*
   -----------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
   Class R shares
   -----------------------------------------------------------------------------
   Service Class shares
   -----------------------------------------------------------------------------
   Institutional Class shares
   -----------------------------------------------------------------------------
CONSERVATIVE FUND
--------------------------------------------------------------------------------
   Class A shares*
   -----------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
   Class R shares
   -----------------------------------------------------------------------------
   Service Class shares
   -----------------------------------------------------------------------------
   Institutional Class shares
   -----------------------------------------------------------------------------


*     Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE FUND
--------------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
--------------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
--------------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------
CONSERVATIVE FUND
--------------------------------------------------------------------------------
   Class B shares
   -----------------------------------------------------------------------------
   Class C shares
   -----------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                               CORE ASSET ALLOCATION SERIES | 13

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The Investor Destinations Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Fund's target asset class allocations. The Adviser bases this decision on each Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Fund. However, the Adviser ultimately has sole responsibility for determining each Fund's target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund's investment objective and target risk level. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.


The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Funds will meet its respective objective.


Most of the Underlying Funds follow passive investment strategies. Their portfolio managers do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of the Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is relatively low shareholder expenses, which can enhance their total returns.

A description of the Underlying Funds and the types of securities in which they invest can be found in the Appendix.

TEMPORARY INVESTMENTS

Each of the Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances or anticipated redemption activity, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Investor Destinations Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


14 | CORE ASSET ALLOCATION SERIES

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser determines the target asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Investor Destinations Fund pays the Adviser an annual management fee based on each Investor Destinations Fund's average daily net assets. This is in addition to the indirect investment management fees that the Funds pay as shareholders of affiliated Underlying Funds that the Adviser also manages. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was ____%.

The total annual advisory fees that can be paid to the Adviser (as a percentage of each Fund's average daily net assets) are ____% for each Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT


Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Hickey joined NFA in April 2001 and is Vice President of Portfolio Analytics and Product Management where he oversees various asset allocation and index mutual fund products.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                               CORE ASSET ALLOCATION SERIES | 15

SECTION 4 INVESTING WITH NATIONWIDE FUNDS


CHOOSING A SHARE CLASS


--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge       A front-end sales charge means that a
up to 5.75%                     portion of your initial investment goes
                                toward the sales charge and is not
                                invested.

Contingent deferred          Reduction and waivers of sales charges may
sales charge (CDSC)(1)          be available.

Annual service and/or        Total annual operating expenses are lower
12b-1 fee of 0.25%              than Class B and Class C expenses, which
Administrative services         means higher dividends and/or net asset
fee up to 0.25%                 value ("NAV") per share.

                             No conversion feature.

                             No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines 1% in most years to zero
                                after six years.

Annual service and/or        Total annual operating expenses are
12b-1 fee of 1.00%              higher than Class A expenses, which
No administrative               means lower dividends and/or NAV
services fee                    per share.

                             Automatic conversion to Class A shares
                                after seven years, which means lower
                                annual expenses in the future.

                             Maximum investment amount of $100,000.
                                Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are
12b-1 fee of 1.00%              higher than Class A expenses, which
No administrative               means lower dividends and/or NAV
services fee                    per share.

                             No conversion feature.

                             Maximum investment amount of
                                $1,000,000(2). Larger investments may be
                                rejected.
--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.15% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


16 | CORE ASSET ALLOCATION SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------          DEALER
                                                    NET AMOUNT     COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED     PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%             5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None             None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                               CORE ASSET ALLOCATION SERIES | 17

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser and its affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.15% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF
CLASS A SHARES


--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              0.15%            0.10%         0.05%
--------------------------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.


If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.


--------------------------------------------------------------------------------

18 | CORE ASSET ALLOCATION SERIES

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge          5%       4%       3%       3%       2%       1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


                                               CORE ASSET ALLOCATION SERIES | 19

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R and Service Class shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                               AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                      0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                      1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                      1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                      0.50% (0.25% of which may be either
                                    a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares                0.25% (distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


20 | CORE ASSET ALLOCATION SERIES

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                               CORE ASSET ALLOCATION SERIES | 21

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.       *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                    **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has            THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or     processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.     an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.         mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,    include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT      you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                       all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds      unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are       follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or     genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds   expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to     Funds may revoke telephone privileges at any time, without
shareholders.                                                      notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                   The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Nationwide Funds'    ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions   website. However, the Funds may discontinue on-line
of Fund shares at any time.                                        transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will   redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its       voided check must be attached to your application. (The
termination.)                                                      authorization will be in effect unless you give the Funds
                                                                   written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment    o     your proceeds typically will be wired to your bank on
      and arrange to fax your completed application.                     the next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                    o     Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to
      receive the current day's NAV.                               o     your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                   o     funds sent outside the U.S. may be subject to higher
                                                                         fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide    BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the         be sent to your bank via ACH on the second business day after
second business day after your purchase order has been             your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.    to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from     bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this           (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give      written notice of its termination.)
the Funds written notice of its termination.)
                                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or     plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call   their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing     call our toll-free number. Eligible entities or individuals
to conduct transactions in Service Class or Institutional Class    wishing to conduct transactions in Service Class or
shares should call our toll-free number.                           Institutional Class shares should call our toll-free number.


22 | CORE ASSET ALLOCATION SERIES

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                               CORE ASSET ALLOCATION SERIES | 23

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                           $  2,000 (per Fund)
To open an IRA account                                       $  1,000 (per Fund)
Additional investments                                       $    100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                            $  1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                        $ 50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
To open an account                                           $ 50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $ 1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

24 | CORE ASSET ALLOCATION SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                               CORE ASSET ALLOCATION SERIES | 25

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

26 | CORE ASSET ALLOCATION SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Nationwide Investor Destinations Funds. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                  EXCHANGE/      HOLDING PERIOD
FUND                                         REDEMPTION FEE     (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Financial Services
   Fund                                                2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                 2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources
   Fund                                                2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Technology
   and Communications Fund                             2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                     2.00%                 90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                   2.00%                 90
--------------------------------------------------------------------------------
Nationwide International Value Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                         2.00%                 90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                         2.00%                 90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders
   Fund                                                2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                              2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                         2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                  2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                      2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                        2.00%                 90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                     2.00%                 90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                   2.00%                 90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                      2.00%                 90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                      2.00%                 90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                 2.00%                 30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                        2.00%                 30
--------------------------------------------------------------------------------
Nationwide Fund                                        2.00%                 30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                2.00%                 30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                    2.00%                 30
--------------------------------------------------------------------------------
Nationwide Value Fund                                  2.00%                 30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                   2.00%                  7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                             2.00%                  7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                        2.00%                  7
--------------------------------------------------------------------------------
Nationwide International Index Fund                    2.00%                  7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                   2.00%                  7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                    2.00%                  7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                          2.00%                  7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                        2.00%                  7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                        2.00%                  7
--------------------------------------------------------------------------------


                                               CORE ASSET ALLOCATION SERIES | 27

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.


INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

28 | CORE ASSET ALLOCATION SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                               CORE ASSET ALLOCATION SERIES | 29

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by __________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $ 6.36        0.08         1.45        1.53      (0.08)       --          (0.08)     $  7.81
Year Ended October 31, 2004           $ 7.81        0.10         0.80        0.90      (0.10)       --          (0.10)     $  8.61
Year Ended October 31, 2005           $ 8.61        0.19         0.87        1.06      (0.19)       --          (0.19)     $  9.48
Year Ended October 31, 2006           $ 9.48        0.15         1.53        1.68      (0.20)    (0.19)         (0.39)     $ 10.77
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003           $ 6.32        0.04         1.43        1.47      (0.05)       --          (0.05)     $  7.74
Year Ended October 31, 2004           $ 7.74        0.04         0.80        0.84      (0.05)       --          (0.05)     $  8.53
Year Ended October 31, 2005           $ 8.53        0.11         0.86        0.97      (0.12)       --          (0.12)     $  9.38
Year Ended October 31, 2006           $ 9.38        0.08         1.52        1.60      (0.13)    (0.19)         (0.32)     $ 10.66
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003           $ 6.32        0.05         1.42        1.47      (0.06)       --          (0.06)     $  7.73
Year Ended October 31, 2004           $ 7.73        0.04         0.80        0.84      (0.05)       --          (0.05)     $  8.52
Year Ended October 31, 2005           $ 8.52        0.12         0.86        0.98      (0.13)       --          (0.13)     $  9.37
Year Ended October 31, 2006           $ 9.37        0.07         1.52        1.59      (0.13)    (0.19)         (0.32)     $ 10.64
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)     $ 7.45          --         0.29        0.29         --        --             --      $  7.74
Year Ended October 31, 2004           $ 7.74        0.07         0.82        0.89      (0.07)       --          (0.07)     $  8.56
Year Ended October 31, 2005           $ 8.56        0.18         0.86        1.04      (0.18)       --          (0.18)     $  9.42
Year Ended October 31, 2006           $ 9.42        0.16         1.49        1.65      (0.19)    (0.19)         (0.38)     $ 10.69
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                            RATIO     RATIO OF     INVESTMENT
                                                                           OF NET     EXPENSES  INCOME (LOSS)
                                                                       INVESTMENT    (PRIOR TO      (PRIOR TO
                                               NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                                        TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                   RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         24.34%       $  3,742    0.52%      1.04%              (h)            (h)        44.11%
Year Ended October 31, 2004         11.55%       $ 19,737    0.47%      1.06%              (h)            (h)         2.12%
Year Ended October 31, 2005         12.36%       $ 38,583    0.49%      1.87%              (h)            (h)         6.51%
Year Ended October 31, 2006         18.13%       $ 61,217    0.45%      1.27%         0.46%          1.27%            4.80%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003         23.42%       $  1,557    1.25%      0.16%              (h)            (h)        44.11%
Year Ended October 31, 2004         10.86%       $  7,414    1.20%      0.35%              (h)            (h)         2.12%
Year Ended October 31, 2005         11.46%       $ 11,761    1.21%      1.18%              (h)            (h)         6.51%
Year Ended October 31, 2006         17.39%       $ 16,890    1.19%      0.64%         1.19%          0.64%            4.80%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003         23.41%       $  7,706    1.26%      0.22%              (h)            (h)        44.11%
Year Ended October 31, 2004         10.88%       $ 43,668    1.20%      0.32%              (h)            (h)         2.12%
Year Ended October 31, 2005         11.49%       $ 71,231    1.21%      1.16%              (h)            (h)         6.51%
Year Ended October 31, 2006         17.29%       $ 93,557    1.19%      0.65%         1.19%          0.64%            4.80%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)    3.89%(f)    $      1    0.82%(g)  (0.46%)(g)     0.92%(g)     (0.56%)(g)        44.11%
Year Ended October 31, 2004         11.58%       $     38    0.63%      0.93%              (h)            (h)         2.12%
Year Ended October 31, 2005         12.19%       $    216    0.63%      1.47%              (h)            (h)         6.51%
Year Ended October 31, 2006         17.93%       $  2,083    0.79%      0.88%         0.80%          0.88%            4.80%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

30 | CORE ASSET ALLOCATION SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND FINANCIAL HIGHLIGHTS (CONT.)

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)     $ 9.31        0.09         0.25        0.34      (0.12)       --          (0.12)     $  9.53
Year Ended October 31, 2006           $ 9.53        0.22         1.50        1.72      (0.22)    (0.19)         (0.41)     $ 10.84
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003           $ 6.37        0.07         1.45        1.52      (0.07)       --          (0.07)     $  7.82
Year Ended October 31, 2004           $ 7.82        0.09         0.81        0.90      (0.09)       --          (0.09)     $  8.63
Year Ended October 31, 2005           $ 8.63        0.18         0.87        1.05      (0.18)       --          (0.18)     $  9.50
Year Ended October 31, 2006           $ 9.50        0.14         1.54        1.68      (0.19)    (0.19)         (0.38)     $ 10.80
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                            RATIO     RATIO OF     INVESTMENT
                                                                           OF NET     EXPENSES  INCOME (LOSS)
                                                                       INVESTMENT    (PRIOR TO      (PRIOR TO
                                               NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                                        TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                   RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)    3.66%(f)  $        1    0.24%(g)    1.39%(g)          (h)            (h)      6.51%
Year Ended October 31, 2006         18.54%     $    1,439    0.18%       1.74%        0.19%          1.73%         4.80%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003         24.08%     $  129,717    0.61%       0.98%        0.63%          0.96%        44.11%
Year Ended October 31, 2004         11.50%     $  282,486    0.59%       0.94%        0.60%          0.94%         2.12%
Year Ended October 31, 2005         12.18%     $  439,966    0.62%       1.78%             (h)            (h)      6.51%
Year Ended October 31, 2006         18.04%     $  676,249    0.59%       1.16%        0.60%          1.15%         4.80%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

                                               CORE ASSET ALLOCATION SERIES | 31

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 7.04         0.11          1.31         1.42       (0.11)      --             (0.11)
Year Ended October 31, 2004            $ 8.35         0.12          0.75         0.87       (0.12)      --             (0.12)
Year Ended October 31, 2005            $ 9.10         0.21          0.74         0.95       (0.21)      --(i)          (0.21)
Year Ended October 31, 2006            $ 9.84         0.18          1.33         1.51       (0.22)   (0.13)            (0.35)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003            $ 6.99         0.07          1.28         1.35       (0.08)      --             (0.08)
Year Ended October 31, 2004            $ 8.26         0.07          0.73         0.80       (0.07)      --             (0.07)
Year Ended October 31, 2005            $ 8.99         0.14          0.73         0.87       (0.14)      --(i)          (0.14)
Year Ended October 31, 2006            $ 9.72         0.11          1.30         1.41       (0.15)   (0.13)            (0.28)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003            $ 7.00         0.08          1.28         1.36       (0.09)      --             (0.09)
Year Ended October 31, 2004            $ 8.27         0.07          0.72         0.79       (0.07)      --             (0.07)
Year Ended October 31, 2005            $ 8.99         0.14          0.73         0.87       (0.14)      --(i)          (0.14)
Year Ended October 31, 2006            $ 9.72         0.11          1.31         1.42       (0.15)   (0.13)            (0.28)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)      $ 8.01           --          0.25         0.25          --       --                --
Year Ended October 31, 2004            $ 8.26         0.10          0.75         0.85       (0.10)      --             (0.10)
Year Ended October 31, 2005            $ 9.01         0.20          0.74         0.94       (0.20)      --(i)          (0.20)
Year Ended October 31, 2006            $ 9.75         0.20          1.27         1.47       (0.22)   (0.13)            (0.35)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)      $ 9.67         0.12          0.20         0.32       (0.14)      --             (0.14)
Year Ended October 31, 2006            $ 9.85         0.25          1.27         1.52       (0.25)   (0.13)            (0.38)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 7.03         0.10          1.31         1.41       (0.10)      --             (0.10)
Year Ended October 31, 2004            $ 8.34         0.11          0.74         0.85       (0.11)      --             (0.11)
Year Ended October 31, 2005            $ 9.08         0.20          0.75         0.95       (0.20)      --(i)          (0.20)
Year Ended October 31, 2006            $ 9.83         0.17          1.32         1.49       (0.21)   (0.13)            (0.34)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 RATIO
                                                                                                                OF NET
                                                                                                 RATIO OF   INVESTMENT
                                                                                        RATIO    EXPENSES       INCOME
                                                                                       OF NET   (PRIOR TO       (LOSS)
                                                                                   INVESTMENT  REIMBURSE-    (PRIOR TO
                                                           NET ASSETS    RATIO OF      INCOME   MENTS) TO   REIMBURSE-
                                    NET ASSET               AT END OF    EXPENSES   (LOSS) TO     AVERAGE    MENTS) TO
                                   VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE         NET  AVERAGE NET    PORTFOLIO
                                    OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS  ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  8.35   20.42%     $    9,729    0.48%      1.42%            (h)         (h)           8.08%
Year Ended October 31, 2004           $  9.10   10.48%     $   35,416    0.47%      1.37%        0.47%       1.37%             2.74%
Year Ended October 31, 2005           $  9.84   10.47%     $   57,073    0.49%      2.10%            (h)         (h)           5.51%
Year Ended October 31, 2006           $ 11.00   15.66%     $   83,365    0.46%      1.65%        0.47%       1.64%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003           $  8.26   19.43%     $    5,740    1.22%      0.63%            (h)         (h)           8.08%
Year Ended October 31, 2004           $  8.99    9.66%     $   19,546    1.19%      0.67%        1.19%       0.67%             2.74%
Year Ended October 31, 2005           $  9.72    9.74%     $   30,177    1.21%      1.40%            (h)         (h)           5.51%
Year Ended October 31, 2006           $ 10.85   14.83%     $   39,399    1.19%      1.03%        1.20%       1.02%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003           $  8.27   19.64%     $   17,804    1.22%      0.64%            (h)         (h)           8.08%
Year Ended October 31, 2004           $  8.99    9.58%     $   99,211    1.19%      0.66%        1.19%       0.66%             2.74%
Year Ended October 31, 2005           $  9.72    9.74%     $  155,315    1.21%      1.39%            (h)         (h)           5.51%
Year Ended October 31, 2006           $ 10.86   14.83%     $  192,830    1.19%      1.03%        1.20%       1.02%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)     $  8.26    3.12%(f)  $        1    0.75%(g)  (0.04%)(g)    0.85%(g)   (0.14%)(g)         8.08%
Year Ended October 31, 2004           $  9.01   10.27%     $       63    0.62%      1.19%            (h)         (h)           2.74%
Year Ended October 31, 2005           $  9.75   10.49%     $      253    0.61%      1.92%            (h)         (h)           5.51%
Year Ended October 31, 2006           $ 10.87   15.43%     $    2,847    0.80%      1.73%        0.80%       1.72%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)     $  9.85    3.37%(f)  $        1    0.24%(g)   1.73%(g)         (h)         (h)           5.51%
Year Ended October 31, 2006           $ 10.99   15.84%     $    3,864    0.19%      2.07%        0.20%       2.06%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003           $  8.34   20.26%     $  214,101    0.61%      1.36%            (h)         (h)           8.08%
Year Ended October 31, 2004           $  9.08   10.22%     $  452,237    0.59%      1.26%        0.59%       1.26%             2.74%
Year Ended October 31, 2005           $  9.83   10.48%     $  736,304    0.61%      1.98%            (h)         (h)           5.51%
Year Ended October 31, 2006           $ 10.98   15.53%     $1,077,126    0.59%      1.54%        0.60%       1.54%             6.67%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

(i)   The amount is less than $0.005.

32 | CORE ASSET ALLOCATION SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                                                           AND
                                        NET ASSET          NET      UNREALIZED
                                           VALUE,   INVESTMENT           GAINS   TOTAL FROM          NET       NET
                                        BEGINNING       INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                        OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $     7.94         0.15            1.08         1.23       (0.16)        --           (0.16)
Year Ended October 31, 2004            $     9.01         0.17            0.58         0.75       (0.16)        --           (0.16)
Year Ended October 31, 2005            $     9.60         0.23            0.52         0.75       (0.23)     (0.01)          (0.24)
Year Ended October 31, 2006            $    10.11         0.23            1.00         1.23       (0.26)     (0.11)          (0.37)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003            $     7.92         0.11            1.06         1.17       (0.13)        --           (0.13)
Year Ended October 31, 2004            $     8.96         0.10            0.59         0.69       (0.10)        --           (0.10)
Year Ended October 31, 2005            $     9.55         0.16            0.50         0.66       (0.16)     (0.01)          (0.17)
Year Ended October 31, 2006            $    10.04         0.15            0.99         1.14       (0.18)     (0.11)          (0.29)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003            $     7.90         0.11            1.06         1.17       (0.13)        --           (0.13)
Year Ended October 31, 2004            $     8.94         0.10            0.58         0.68       (0.10)        --           (0.10)
Year Ended October 31, 2005            $     9.52         0.16            0.50         0.66       (0.16)     (0.01)          (0.17)
Year Ended October 31, 2006            $    10.01         0.16            0.99         1.15       (0.19)     (0.11)          (0.30)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)      $     8.77         0.01            0.18         0.19          --         --              --
Year Ended October 31, 2004            $     8.96         0.13            0.60         0.73       (0.13)        --           (0.13)
Year Ended October 31, 2005            $     9.56         0.22            0.51         0.73       (0.22)     (0.01)          (0.23)
Year Ended October 31, 2006            $    10.06         0.22            0.97         1.19       (0.25)     (0.11)          (0.36)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)      $    10.02         0.18            0.09         0.27       (0.17)        --           (0.17)
Year Ended October 31, 2006            $    10.12         0.27            0.99         1.26       (0.29)     (0.11)          (0.40)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003            $     7.92         0.15            1.07         1.22       (0.15)        --           (0.15)
Year Ended October 31, 2004            $     8.99         0.16            0.59         0.75       (0.15)        --           (0.15)
Year Ended October 31, 2005            $     9.59         0.22            0.51         0.73       (0.22)     (0.01)          (0.23)
Year Ended October 31, 2006            $    10.09         0.22            1.00         1.22       (0.25)     (0.11)          (0.36)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATION/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                     RATIO    RATIO OF    INVESTMENT
                                                                                    OF NET    EXPENSES INCOME (LOSS)
                                                          NET ASSETS   RATIO OF INVESTMENT   (PRIOR TO     (PRIOR TO
                                     NET ASSET             AT END OF   EXPENSES     INCOME  REIMBURSE-    REIMBURSE-
                                    VALUE, END      TOTAL     PERIOD TO AVERAGE  (LOSS) TO   MENTS) TO     MENTS) TO
                                     OF PERIOD RETURN (a)     (000S) NET ASSETS    AVERAGE AVERAGE NET   AVERAGE NET    PORTFOLIO
                                                                                NET ASSETS  ASSETS (b)    ASSETS (b) TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $     9.01  15.75%    $    9,972   0.47%      1.88%            (h)           (h)       13.50%
Year Ended October 31, 2004         $     9.60   8.36%    $   35,157   0.47%      1.78%       0.47%         1.78%           5.64%
Year Ended October 31, 2005         $    10.11   7.86%    $   57,505   0.48%      2.35%            (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.97  12.41%    $   68,922   0.46%      2.16%       0.46%         2.15%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003         $     8.96  14.89%    $    6,229   1.21%      1.09%            (h)           (h)       13.50%
Year Ended October 31, 2004         $     9.55   7.72%    $   19,504   1.19%      1.07%       1.19%         1.07%           5.64%
Year Ended October 31, 2005         $    10.04   6.96%    $   28,907   1.20%      1.66%            (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.89  11.61%    $   35,437   1.18%      1.51%       1.19%         1.50%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003         $     8.94  14.98%    $   21,995   1.22%      0.98%            (h)           (h)       13.50%
Year Ended October 31, 2004         $     9.52   7.67%    $  102,058   1.19%      1.07%       1.19%         1.07%           5.64%
Year Ended October 31, 2005         $    10.01   6.98%    $  150,491   1.20%      1.66%            (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.86  11.65%    $  184,788   1.18%      1.51%       1.19%         1.51%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)   $     8.96   2.17%(f) $        1   0.74%(g)   0.68%(g)    0.84%(g)      0.58%(g)       13.50%
Year Ended October 31, 2004         $     9.56   8.19%    $       42   0.62%      1.79%            (h)           (h)        5.64%
Year Ended October 31, 2005         $    10.06   7.68%    $      199   0.61%      2.09%            (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.89  12.11%    $    4,026   0.79%      1.88%       0.79%         1.87%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)   $    10.12   2.71%(f) $        1   0.23%(g)   2.45%(g)         (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.98  12.69%    $    3,119   0.21%      2.55%       0.21%         2.54%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003         $     8.99  15.59%    $  247,424   0.60%      1.82%            (h)           (h)       13.50%
Year Ended October 31, 2004         $     9.59   8.34%    $  487,130   0.59%      1.66%       0.59%         1.66%           5.64%
Year Ended October 31, 2005         $    10.09   7.66%    $  934,203   0.60%      2.24%            (h)           (h)        5.91%
Year Ended October 31, 2006         $    10.95  12.30%    $1,152,756   0.58%      2.05%       0.59%         2.04%           8.40%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

                                               CORE ASSET ALLOCATION SERIES | 33

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  8.71         0.20          0.75         0.95       (0.22)        --           (0.22)
Year Ended October 31, 2004           $  9.44         0.19          0.44         0.63       (0.19)        --           (0.19)
Year Ended October 31, 2005           $  9.88         0.26          0.31         0.57       (0.26)     (0.01)          (0.27)
Year Ended October 31, 2006           $ 10.18         0.28          0.64         0.92       (0.29)     (0.17)          (0.46)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003           $  8.72         0.14          0.75         0.89       (0.17)        --           (0.17)
Year Ended October 31, 2004           $  9.44         0.13          0.43         0.56       (0.12)        --           (0.12)
Year Ended October 31, 2005           $  9.88         0.20          0.31         0.51       (0.20)     (0.01)          (0.21)
Year Ended October 31, 2006           $ 10.18         0.20          0.65         0.85       (0.22)     (0.17)          (0.39)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003           $  8.72         0.15          0.73         0.88       (0.18)        --           (0.18)
Year Ended October 31, 2004           $  9.42         0.13          0.43         0.56       (0.13)        --           (0.13)
Year Ended October 31, 2005           $  9.85         0.18          0.31         0.49       (0.19)     (0.01)          (0.20)
Year Ended October 31, 2006           $ 10.14         0.20          0.66         0.86       (0.22)     (0.17)          (0.39)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)     $  9.33         0.01          0.11         0.12          --         --              --
Year Ended October 31, 2004           $  9.45         0.20          0.42         0.62       (0.16)        --           (0.16)
Year Ended October 31, 2005           $  9.91         0.25          0.31         0.56       (0.24)     (0.01)          (0.25)
Year Ended October 31, 2006           $ 10.22         0.28          0.65         0.93       (0.29)     (0.17)          (0.46)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)     $ 10.17         0.23          0.04         0.27       (0.20)        --           (0.20)
Year Ended October 31, 2006           $ 10.24         0.31          0.65         0.96       (0.32)     (0.17)          (0.49)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003           $  8.72         0.19          0.76         0.95       (0.20)        --           (0.20)
Year Ended October 31, 2004           $  9.47         0.19          0.43         0.62       (0.18)        --           (0.18)
Year Ended October 31, 2005           $  9.91         0.25          0.31         0.56       (0.25)     (0.01)          (0.26)
Year Ended October 31, 2006           $ 10.21         0.26          0.66         0.92       (0.28)     (0.17)          (0.45)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 RATIO
                                                                                                                OF NET
                                                                                                            INVESTMENT
                                                                                       RATIO     RATIO OF       INCOME
                                                                                      OF NET     EXPENSES       (LOSS)
                                                                 NET              INVESTMENT    (PRIOR TO    (PRIOR TO
                                                              ASSETS    RATIO OF      INCOME   REIMBURSE-   REIMBURSE-
                                    NET ASSET              AT END OF    EXPENSES   (LOSS) TO    MENTS) TO    MENTS) TO
                                   VALUE, END       TOTAL     PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET  AVERAGE NET   PORTFOLIO
                                    OF PERIOD  RETURN (a)     (000S)  NET ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  9.44   11.02%     $   4,482    0.53%       2.34%            (h)           (h)        19.93%
Year Ended October 31, 2004           $  9.88    6.71%     $  11,157    0.52%       2.12%        0.52%         2.12%           6.66%
Year Ended October 31, 2005           $ 10.18    5.78%     $  16,923    0.54%       2.57%        0.54%         2.57%           8.37%
Year Ended October 31, 2006           $ 10.64    9.24%     $  27,244    0.48%       2.65%        0.49%         2.65%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003           $  9.44   10.37%     $   2,453    1.28%       1.52%            (h)           (h)        19.93%
Year Ended October 31, 2004           $  9.88    5.99%     $   4,606    1.21%       1.41%            (h)           (h)         6.66%
Year Ended October 31, 2005           $ 10.18    5.08%     $   6,002    1.22%       1.90%        1.22%         1.90%           8.37%
Year Ended October 31, 2006           $ 10.64    8.49%     $   7,376    1.20%       1.98%        1.21%         1.97%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003           $  9.42   10.26%     $   7,530    1.29%       1.45%            (h)           (h)        19.93%
Year Ended October 31, 2004           $  9.85    5.99%     $  26,760    1.22%       1.42%            (h)           (h)         6.66%
Year Ended October 31, 2005           $ 10.14    5.01%     $  39,545    1.22%       1.90%        1.22%         1.90%           8.37%
Year Ended October 31, 2006           $ 10.61    8.50%     $  41,108    1.20%       1.97%        1.21%         1.97%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)     $  9.45    1.29%(f)  $       1    0.81%(g)    1.34%(g)     0.91%(g)      1.24(g)        19.93%
Year Ended October 31, 2004           $  9.91    6.55%     $       1    0.60%       2.01%            (h)           (h)         6.66%
Year Ended October 31, 2005           $ 10.22    5.73%     $       1    0.65%       2.54%        0.65%         2.54%           8.37%
Year Ended October 31, 2006           $ 10.69    9.19%     $     620    0.81%       2.53%        0.82%         2.52%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (e)     $ 10.24    3.70%(f)  $       1    0.29%(g)    3.17%(g)         (h)           (h)         8.37%
Year Ended October 31, 2006           $ 10.71    9.58%     $     905    0.20%       3.05%        0.21%         3.04%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003           $  9.47   11.09%     $  78,189    0.61%       2.28%        0.65%         2.24%          19.93%
Year Ended October 31, 2004           $  9.91    6.59%     $ 136,368    0.61%       2.01%        0.61%         2.01%           6.66%
Year Ended October 31, 2005           $ 10.21    5.67%     $ 195,790    0.62%       2.49%        0.62%         2.49%           8.37%
Year Ended October 31, 2006           $ 10.68    9.18%     $ 241,726    0.60%       2.53%        0.61%         2.52%          12.64%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.


34 | CORE ASSET ALLOCATION SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND FINANCIAL
HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $    9.51        0.26         0.39        0.65      (0.28)       --          (0.28)
Year Ended October 31, 2004  $    9.88        0.22         0.25        0.47      (0.22)       --          (0.22)
Year Ended October 31, 2005  $   10.13        0.24         0.12        0.36      (0.27)    (0.05)         (0.32)
Year Ended October 31, 2006  $   10.17        0.34         0.32        0.66      (0.31)    (0.12)         (0.43)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003  $    9.53        0.19         0.38        0.57      (0.23)       --          (0.23)
Year Ended October 31, 2004  $    9.87        0.15         0.25        0.40      (0.15)       --          (0.15)
Year Ended October 31, 2005  $   10.12        0.21         0.08        0.29      (0.20)    (0.05)         (0.25)
Year Ended October 31, 2006  $   10.16        0.24         0.34        0.58      (0.24)    (0.12)         (0.36)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003  $    9.51        0.20         0.37        0.57      (0.23)       --          (0.23)
Year Ended October 31, 2004  $    9.85        0.16         0.24        0.40      (0.16)       --          (0.16)
Year Ended October 31, 2005  $   10.09        0.21         0.08        0.29      (0.20)    (0.05)         (0.25)
Year Ended October 31, 2006  $   10.13        0.25         0.34        0.59      (0.25)    (0.12)         (0.37)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31,
   2003 (d)                  $    9.83        0.02         0.02        0.04         --        --             --
Year Ended October 31, 2004  $    9.87        0.22         0.24        0.46      (0.18)       --          (0.18)
Year Ended October 31, 2005  $   10.15        0.22         0.14        0.36      (0.26)    (0.05)         (0.31)
Year Ended October 31, 2006  $   10.20        0.26         0.38        0.64      (0.32)    (0.12)         (0.44)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2005 (e)
Year Ended October 31, 2006  $   10.20        0.27       (0.02)        0.25      (0.22)       --          (0.22)
Year Ended October 31, 2007  $   10.23        0.33         0.37        0.70      (0.35)    (0.12)         (0.47)
----------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003  $    9.53        0.26         0.38        0.64      (0.27)       --          (0.27)
Year Ended October 31, 2004  $    9.90        0.23         0.23        0.46      (0.21)       --          (0.21)
Year Ended October 31, 2005  $   10.15        0.27         0.09        0.36      (0.26)    (0.05)         (0.31)
Year Ended October 31, 2006  $   10.20        0.31         0.34        0.65      (0.31)    (0.12)         (0.43)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA INCOME
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                   RATIO     RATIO OF     INVESTMENT
                                                                                  OF NET     EXPENSES  INCOME (LOSS)
                                                                              INVESTMENT    (PRIOR TO      (PRIOR TO
                                                      NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                              NET ASSET                AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                             VALUE, END       TOTAL       PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                              OF PERIOD  RETURN (a)       (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $     9.88    6.89%     $     1,798    0.53%       2.83%             (h)            (h)        32.93%
Year Ended October 31, 2004  $    10.13    4.84%     $     5,008    0.50%       2.43%        0.51%          2.43%           11.67%
Year Ended October 31, 2005  $    10.17    3.67%     $    28,965    0.53%       2.85%        0.53%          2.85%           13.42%
Year Ended October 31, 2006  $    10.40    6.68%     $    18,384    0.48%       2.98%        0.48%          2.97%           36.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003  $     9.87    6.05%     $     1,622    1.29%       1.96%             (h)            (h)        32.93%
Year Ended October 31, 2004  $    10.12    4.12%     $     3,437    1.23%       1.70%             (h)            (h)        11.67%
Year Ended October 31, 2005  $    10.16    3.02%     $     4,010    1.22%       2.10%        1.22%          2.10%           13.42%
Year Ended October 31, 2006  $    10.38    5.89%     $     3,841    1.21%       2.36%        1.22%          2.35%           36.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003  $     9.85    6.03%     $     3,592    1.29%       1.95%             (h)            (h)        32.93%
Year Ended October 31, 2004  $    10.09    4.10%     $    13,683    1.24%       1.69%             (h)            (h)        11.67%
Year Ended October 31, 2005  $    10.13    2.95%     $    19,106    1.23%       2.10%        1.23%          2.10%           13.42%
Year Ended October 31, 2006  $    10.35    5.92%     $    18,474    1.21%       2.36%        1.22%          2.36%           36.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31,
   2003 (d)
Year Ended October 31, 2004  $     9.87    0.41%(f)  $         1    0.84%(g)    2.03%(g)     0.94%(g)       1.93%(g)        32.93%
Year Ended October 31, 2005  $    10.15    4.73%     $         1    0.62%       2.30%             (h)            (h)        11.67%
Year Ended October 31, 2006  $    10.20    3.65%     $         3    0.65%       2.67%        0.65%          2.67%           13.42%
Year Ended October 31, 2007  $    10.40    6.46%     $       503    0.83%       3.03%        0.83%          3.02%           36.51%
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2005 (e)
Year Ended October 31, 2006  $    10.23    2.44%(f)  $         1    0.28%(g)    3.74%(g)     0.28%(g)       3.74%(g)        13.42%
Year Ended October 31, 2007  $    10.46    6.91%     $       159    0.22%       3.68%        0.23%          3.68%           36.51%
----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2003  $     9.90    6.76%     $    59,472    0.61%       2.73%        0.67%          2.68%           32.93%
Year Ended October 31, 2004  $    10.15    4.69%     $   101,261    0.61%       2.31%        0.63%          2.29%           11.67%
Year Ended October 31, 2005  $    10.20    3.62%     $   137,589    0.62%       2.70%        0.63%          2.70%           13.42%
Year Ended October 31, 2006  $    10.42    6.52%     $   167,499    0.61%       2.95%        0.62%          2.95%           36.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

                                               CORE ASSET ALLOCATION SERIES | 35

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP

NATIONWIDE S&P 500 INDEX FUND seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER LARGE-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P 500 INDEX.

U.S. STOCKS - MID CAP


NATIONWIDE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400(R) Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400(R) is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400(R) and in derivative instruments linked to the S&P 400(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400(R), or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400(R) as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER MID-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P MID CAP 400(R) INDEX.


U.S. STOCKS - SMALL CAP


NATIONWIDE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000(R) Index as closely as possible before the deduction of Fund expenses. The Russell 2000(R) is a market weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000(R) and in derivative instruments linked to the Russell 2000(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000(R), or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000(R) Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER SMALL-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX.


INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER INTERNATIONAL INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE MSCI EAFE INDEX.


36 | CORE ASSET ALLOCATION SERIES

BONDS

NATIONWIDE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER BOND INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE INDEX.

SHORT-TERM BONDS

THE NATIONWIDE CONTRACT is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.

NATIONWIDE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

THE FUNDS MAY ALSO INVEST IN OTHER SHORT-TERM BOND FUNDS.

SHORT-TERM INVESTMENTS

NATIONWIDE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations on an investor's account value. Under normal market conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the Fund's duration or to minimize fluctuation of the Fund's market value.

NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.

THE FUNDS MAY ALSO INVEST IN OTHER SHORT-TERM INVESTMENTS.

                                               CORE ASSET ALLOCATION SERIES | 37

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-CAA 2/08

CORE EQUITY Series

Nationwide Small Cap Fund
   (CLOSED TO NEW INVESTORS)

Nationwide Small Cap Core Fund

Nationwide Small Cap Growth Opportunities Fund

Nationwide Small Cap Value Fund

FundPROSPECTUS


February ____, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                            [NATIONWIDE(R) LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

CORE EQUITY Series

Broad market portfolios featuring growth, value and blend styles designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                                  TICKER
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Class A                                                GSXAX
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Class B                                                GSXBX
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Class C                                                GSXCX
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Class R                                                GNSRX
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Institutional Class                                    GSCIX
--------------------------------------------------------------------------------------
Nationwide Small Cap Fund Institutional Service Class                            GSXIX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class A                                           GCRAX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class B                                           GCRBX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class C                                           GCRCX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class R                                           GCRRX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Institutional Class                               GCEIX
--------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Institutional Service Class                       GCRSX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Class A                                GCOAX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class B                           GCOBX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class C                           GWOCX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class R                           GWORX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Institutional Class               GWOIX
--------------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Institutional Service Class       GWOSX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class A                                          GPVAX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class B                                          GPVBX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class C                                          GPVCX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class R                                          GPVRX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Institutional Class                              GPVIX
--------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Institutional Service Class                      GPVSX
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


 3    KEY TERMS

 4    SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Small Cap Fund
      Nationwide Small Cap Core Fund
      Nationwide Small Cap Growth Opportunities Fund
      Nationwide Small Cap Value Fund

22    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

24    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management
      Multi-Manager Structure

26    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

38    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts
      Backup Withholding

40    SECTION 6: FINANCIAL HIGHLIGHTS


                                                          CORE EQUITY SERIES | 1

--------------------------------------------------------------------------------

CORE EQUITY Series

INTRODUCTION TO THE CORE EQUITY SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FOUR FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Small Cap Fund
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund

The Nationwide Small Cap Fund is closed to new investors, and may close to existing investors (excluding reinvestment of dividends and distributions) at some point in the future.

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing equity investments in small-cap companies.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET ITS RESPECTIVE INVESTMENT OBJECTIVE OR THAT A FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes - Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to each Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Agreement and Plan of Reorganization, and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Agreement and Plan of Reorganization is subject to shareholder approval.


--------------------------------------------------------------------------------

2 | CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract or investment whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

QUANTITATIVE TECHNIQUES - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $________ to $_________ as of ___________________.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser management believes to be temporary.


                                                          CORE EQUITY SERIES | 3

SECTION 1 NATIONWIDE SMALL CAP FUND SUMMARY AND PERFORMANCE

THE FUND'S INVESTMENT ADVISER HAS CLOSED THE FUND TO NEW INVESTORS, AND MAY DO SO TO EXISTING INVESTORS (EXCLUDING REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS) AT SOME POINT IN THE FUTURE. IF THIS OCCURS, EXISTING SHAREHOLDERS WILL RECEIVE ADVANCE NOTICE. THE FUND'S INVESTMENT ADVISER MAY REOPEN THE FUND TO NEW INVESTORS AT ANY TIME.

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. The Fund also may invest in foreign securities and securities of larger companies. The Fund's management considers many factors in selecting securities for investment, including measures of earnings momentum, relative value, management action and price trend. The portfolio managers focus on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

The Fund's management considers selling a security when:

o a company's MARKET CAPITALIZATION exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       1999   2000    2001     2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
      18.62%  4.52%  -1.89%  -18.55%  48.01%  25.77%  22.51%  29.16%  ____%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                       (NOV. 2,
                                                   1 YEAR   5 YEARS       1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(4)
--------------------------------------------------------------------------------
Russell 2000(R) Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


                                                          CORE EQUITY SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

SHAREHOLDER FEES (PAID                                                                                  INSTITUTIONAL
DIRECTLY FROM YOUR                                                                                      SERVICE CLASS  INSTITUTIONAL
INVESTMENT)(1)                          CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)           5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES                                                                          INSTITUTIONAL
(EXPENSES THAT ARE                                                                                      SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Indirect
Annual Underlying Fund)
Operating Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____%, and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.

6 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                          CORE EQUITY SERIES | 7

SECTION 1 NATIONWIDE SMALL CAP CORE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Fund does not target either a GROWTH STYLE or a VALUE STYLE of investing specifically, but rather focuses on the broader small-cap market, incorporating elements of both growth and value styles.

The Adviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select securities with the potential for the highest returns in the current market environment. This model seeks to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. In purchasing and selling securities, the Fund attempts to benefit from stock pricing anomalies based on various factors, such as:

o     book-to-price;

o     earnings revisions;

o     earnings quality;

o     price momentum;

o     cash flow changes and

o     market style trends.

The Fund also may use DERIVATIVES, such as futures and options, for more efficient portfolio management. In addition, the Fund may engage in securities lending in order to generate additional income.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


8 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
--------------------------------------------------------------------------------
                                      ____%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                     (SEPT. 26,
                                                            1 YEAR        2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


                                                          CORE EQUITY SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING                                                                                   INSTITUTIONAL
EXPENSES (EXPENSES THAT ARE                                                                             SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                  0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____%, and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 11

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a GROWTH STYLE of investing. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

In managing a diversified portfolio for the Fund, the portfolio managers use a multi-step research and analysis process involving QUANTITATIVE screening measures followed by traditional fundamental analysis of a company's prospects. The portfolio managers focus on companies that exhibit some or all of the following characteristics:

o     strong financial characteristics;

o     superior products and services;

o     solid management teams;

o     a threshold level of revenue growth rates;

o     minimum price appreciation targets;

o     accelerating earnings or revenue growth and

o     reasonable volume of trading in the market.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund also may use DERIVATIVES, such as futures and options, for more efficient portfolio management. In addition, the Fund may engage in securities lending in order to generate additional income.

The Fund's management considers selling a security when:

o the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team's price target;

o     more compelling investment opportunities are identified;

o a company's MARKET CAPITALIZATION exceeds the benchmark capitalization range;

o any change in company fundamentals occurs from the time of the original investment or


o deterioration or underperformance of the stock's market valuation takes place.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Growth Index or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "value" stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the


12 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)


Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


                                                         CORE EQUITY SERIES | 13

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
--------------------------------------------------------------------------------
                                      ____%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                         SINCE
                                                                     INCEPTION
                                                                    (SEPT. 26,
                                                           1 YEAR        2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and Sales
   of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


14 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY                                                                                  INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)   5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
apercentage of amount redeemed
or exchanged)(6)                2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.50%           None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                         CORE EQUITY SERIES | 15

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a VALUE STYLE of investing. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

In managing a diversified portfolio for the Fund, the portfolio managers use a multi-step research and analysis process involving QUANTITATIVE screening measures followed by traditional fundamental analysis of a company's prospects. The portfolio managers look at factors such as earnings momentum and relative value, management action and price trends when selecting securities, and focus on companies that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o level of duress a company is experiencing relative to its stock's market price and market expectations;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

The Fund may also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund also may use DERIVATIVES, such as futures and options, for more efficient portfolio management, and may also invest in real estate investment trusts ("REITs"). In addition, the Fund may engage in securities lending in order to generate additional income.

The Fund's management considers selling a security when:

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing or recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.

While the Fund may also sell a security if its MARKET CAPITALIZATION exceeds the definition of small-cap companies, it is not required to sell solely because of that fact.


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Value Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments ultimately do not materialize, the value of a special situation company may decline.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the


                                                         CORE EQUITY SERIES | 17
market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

If the value of the Fund's investments goes down, you may lose money.

18 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
--------------------------------------------------------------------------------
                                      ____%


BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                     (SEPT. 26,
                                                            1 YEAR        2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.


                                                         CORE EQUITY SERIES | 19

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)         None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                          2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING                                                                                  INSTITUTIONAL
EXPENSES (EXPENSES THAT ARE                                                                            SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                       0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


20 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 21

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - A Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

DERIVATIVES - Each Fund may invest in derivatives, which are contracts or investments with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK - the Nationwide Small Cap Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - The Nationwide Small Cap Fund and the Nationwide Small Cap Core Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

22 | CORE EQUITY SERIES

REIT RISK- the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SECURITIES LENDING - Each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which a Fund may invest directly and

o shares of other investment companies that invest in securities in which a Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and a Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                         CORE EQUITY SERIES | 23

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, the subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for each of the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN"): is subadviser to each of the Funds. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. NFA pays Aberdeen from the management fee it receives. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
Nationwide Small Cap Fund
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE SMALL CAP FUND


William Gerlach, CFA, senior portfolio manager, and Charles Purcell, CFA, senior portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management
- Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Purcell joined Aberdeen in October 2007. Prior to that, Mr. Purcell was a portfolio manager employed by NFA since December 2003. From 1994 until he joined NFA, Mr. Purcell held numerous positions at Morgan Stanley Investment Management
- Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

Gary D. Haubold, CFA, senior portfolio manager, assists Mr. Gerlach and Mr. Purcell in management of the Fund. Mr. Haubold joined Aberdeen in October 2007. Prior to that, Mr. Haubold was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years of investment management experience.


24 | CORE EQUITY SERIES

NATIONWIDE SMALL CAP CORE FUND

Joseph A. Cerniglia, portfolio manager and senior quantitative analyst, is responsible for the day-to-day management of both the Fund and the selection of each Fund's investments. He currently also manages or co-manages the Nationwide Hedged Core Equity Fund, the Nationwide Market Neutral Fund and the core quantitative sleeves of the Nationwide Fund and the NVIT Nationwide Fund.


Mr. Cerniglia joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2000 and has been responsible for developing and implementing quantitative investment strategies for the firm's equity funds.

NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND

Chris Baggini, CFA and Jason Kotik, CFA, are the co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since March 2000. He has 20 years of industry experience. He also manages or co-manages the Nationwide Growth Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide NVIT Growth Fund and Nationwide NVIT U.S. Growth Leaders Fund.

Mr. Kotik joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since November 2000. He has 15 years of industry experience. He also co-manages the Nationwide Global Natural Resources Fund.

NATIONWIDE SMALL CAP VALUE FUND


Gary D. Haubold, CFA, Senior Portfolio Manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. William Gerlach, CFA and Charles Purcell, CFA assist Mr. Haubold in the management of the Fund. See "Nationwide Small Cap Fund" above for more information regarding Mr. Haubold's, Mr. Gerlach's and Mr. Purcell's investment management experience.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                         CORE EQUITY SERIES | 25

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND
CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge       A  front-end sales charge means that a
up to 5.75%                     portion of your initial investment goes
                                toward the sales charge and is not
                                invested.

Contingent deferred          Reduction and waivers of sales charges may
sales charge (CDSC)(1)          be available.

Annual service and/or        Total annual operating expenses are lower
12b-1 fee of 0.25%              than Class B and Class C expenses, which
Administrative services         means higher dividends and/or net asset
fee up to 0.25%                 value ("NAV") per share.

                             No conversion feature.

                             No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines 1% in most years to zero
                                after six years.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means
No administrative               lower dividends and/or NAV per share.
services fee
                             Automatic conversion to Class A shares
                                after seven years, which means lower
                                annual expenses in the future.

                             Maximum investment amount of $100,000.
                                Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means
No administrative               lower dividends and/or NAV per share.
services fee
                             No conversion feature.

                             Maximum investment amount of
                                $1,000,000(2). Larger investments may be
                                rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% (0.50% with respect to Class A shares of the Nationwide Small Cap Fund) may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

26 | CORE EQUITY SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------          DEALER
                                                    NET AMOUNT     COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED     PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%             5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                         CORE EQUITY SERIES | 27

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% (0.50% with respect to the Nationwide Small Cap Fund) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES--EXCEPT NATIONWIDE SMALL CAP FUND:

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES OF NATIONWIDE SMALL CAP FUND:

--------------------------------------------------------------------------------
AMOUNT OF                                              $1 MILLION   $25 MILLION
PURCHASE                                           TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                                          18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                                               0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

28 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge          5%       4%       3%       3%       2%       1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

                                                         CORE EQUITY SERIES | 29

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                               AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                      0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                      1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                      1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                      0.50% (0.25% of which may be either
                                    a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

30 | CORE EQUITY SERIES

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

                                                         CORE EQUITY SERIES | 31

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES: A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions    Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher
                                                                         fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free number.

32 | CORE EQUITY SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 33

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


34 | CORE EQUITY SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 35

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

36 | CORE EQUITY SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
--------------------------------------------------------------------------------
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 37

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

38 | CORE EQUITY SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                         CORE EQUITY SERIES | 39

SECTION 6 NATIONWIDE SMALL CAP FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $    9.61      (0.05)         4.12        4.07         --        --             --           --
Year Ended October 31, 2004  $   13.68      (0.09)         2.12        2.03         --     (0.17)         (0.17)        0.05
Year Ended October 31, 2005  $   15.59      (0.03)         4.65        4.62         --     (1.93)         (1.93)          --
Year Ended October 31, 2006  $   18.28         --          5.18        5.18      (0.01)    (2.16)         (2.17)        0.01
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $    9.39      (0.10)         4.00        3.90         --        --             --           --
Year Ended October 31, 2004  $   13.29      (0.17)         2.04        1.87         --     (0.17)         (0.17)        0.05
Year Ended October 31, 2005  $   15.04      (0.12)         4.46        4.34         --     (1.93)         (1.93)          --
Year Ended October 31, 2006  $   17.45      (0.07)         4.87        4.80         --     (2.16)         (2.16)        0.01
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $    9.41      (0.09)         3.99        3.90         --        --             --           --
Year Ended October 31, 2004  $   13.31      (0.13)         2.01        1.88         --     (0.17)         (0.17)        0.05
Year Ended
   October 31, 2005 (h)      $   15.07      (0.17)         4.51        4.34         --     (1.93)         (1.93)          --
Year Ended October 31, 2006  $   17.48      (0.06)         4.87        4.81         --     (2.16)         (2.16)        0.01
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended
   October 31, 2004 (d)      $   14.03      (0.09)         1.11        1.07         --        --             --         0.05
Year Ended October 31, 2005  $   15.10      (0.03)         4.49        4.46         --     (1.93)         (1.93)          --
Year Ended October 31, 2006  $   17.63         --          4.97        4.97      (0.02)    (2.16)         (2.18)        0.01
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                 RATIO       RATIO OF     INVESTMENT
                                NET                                             OF NET       EXPENSES  INCOME (LOSS)
                              ASSET                                         INVESTMENT      (PRIOR TO      (PRIOR TO
                             VALUE,              NET ASSETS    RATIO OF         INCOME     REIMBURSE-     REIMBURSE-
                                END    TOTAL      AT END OF    EXPENSES      (LOSS) TO      MENTS) TO      MENTS) TO
                                 OF   RETURN         PERIOD  TO AVERAGE        AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                             PERIOD      (a)         (000S)  NET ASSETS     NET ASSETS     ASSETS (b)     ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $13.68   42.35%     $   21,198       1.59%        (0.37%)          1.70%        (0.48%)       100.05%
Year Ended October 31, 2004  $15.59   15.33%     $   23,023       1.59%        (0.55%)            (i)           (i)        341.57%
Year Ended October 31, 2005  $18.28   31.51%     $   40,539       1.67%        (0.27%)          1.69%        (0.28%)       292.46%
Year Ended October 31, 2006  $21.30   30.98%     $  376,718       1.39%         0.00%           1.39%         0.00%        219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $13.29   41.53%     $    1,368       2.20%        (1.00%)          2.30%        (1.10%)       100.05%
Year Ended October 31, 2004  $15.04   14.57%     $    1,496       2.20%        (1.16%)            (i)           (i)        341.57%
Year Ended October 31, 2005  $17.45   30.72%     $    2,302       2.29%        (0.88%)          2.32%        (0.90%)       292.46%
Year Ended October 31, 2006  $20.10   30.16%     $   11,701       2.08%        (0.63%)          2.08%        (0.63%)       219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $13.31   41.45%     $       89       2.20%        (1.04%)          2.31%        (1.15%)       100.05%
Year Ended October 31, 2004  $15.07   14.62%     $      180       2.20%        (1.16%)            (i)           (i)        341.57%
Year Ended
   October 31, 2005 (h)      $17.48   30.67%     $    5,468       2.33%        (1.00%)          2.33%        (1.00%)       292.46%
Year Ended October 31, 2006  $20.14   30.17%     $  115,138       2.06%        (0.72%)          2.07%        (0.72%)       219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended
   October 31, 2004 (d)      $15.10    7.63%(f)  $        1       1.73%(g)     (0.63%)(g)         (i)           (i)        341.57%
Year Ended October 31, 2005  $17.63   31.47%     $      152       1.74%        (0.25%)          1.74%        (0.25%)       292.46%
Year Ended October 31, 2006  $20.43   30.87%     $    1,431       1.68%        (0.30%)          1.68%        (0.30%)       219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h) Net investment income (loss) is based on average shares outstanding during the period.

(i)   There were no fee reductions during the period.

(j)   The amount is less than $1,000.

40 | CORE EQUITY SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003  $    9.67       (0.02)        4.14        4.12          --        --             --
Year Ended
   October 31, 2004 (h)      $   13.79       (0.06)        2.11        2.05          --     (0.17)         (0.17)
Year Ended October 31, 2005  $   15.72        0.11         4.62        4.73          --     (1.93)         (1.93)
Year Ended October 31, 2006  $   18.52        0.02         5.35        5.37       (0.02)    (2.16)         (2.18)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended
   October 31, 2004 (e)      $   15.64       (0.01)        0.07        0.06          --        --             --
Year Ended October 31, 2005  $   15.75        0.01         4.72        4.73          --     (1.93)         (1.93)
Year Ended October 31, 2006  $   18.55        0.06         5.30        5.36       (0.03)    (2.16)         (2.19)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

                                            NET ASSET
                              REDEMPTION   VALUE, END        TOTAL
                                    FEES   OF  PERIOD   RETURN (a)
---------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003           --   $    13.79       42.61%
Year Ended
   October 31, 2004 (h)             0.05   $    15.72       15.43%
Year Ended October 31, 2005           --   $    18.52       31.91%
Year Ended October 31, 2006         0.01   $    21.72       31.64%
Year Ended October 31, 2007
---------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended
   October 31, 2004 (e)             0.05   $    15.75        0.70%(f)
Year Ended October 31, 2005           --   $    18.55       31.93%
Year Ended October 31, 2006         0.01   $    21.73       31.52%
Year Ended October 31, 2007
---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                              RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                  RATIO       RATIO OF       INVESTMENT
                                                                 OF NET       EXPENSES      INCOME (LOSS)
                                                               INVESTMENT     (PRIOR TO      (PRIOR TO
                              NET ASSETS       RATIO OF          INCOME      REIMBURSE-      REIMBURSE-
                               AT END OF       EXPENSES       (LOSS) TO       MENTS) TO       MENTS) TO
                                  PERIOD     TO AVERAGE         AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                  (000S)     NET ASSETS      NET ASSETS      ASSETS (b)      ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003   $   18,584          1.45%         (0.35%)           1.54%          (0.44%)       100.05%
Year Ended
   October 31, 2004 (h)       $        7          1.45%         (0.39%)             (i)             (i)        341.57%
Year Ended October 31, 2005   $       --(j)       1.49%          0.76%            1.58%           0.68%        292.46%
Year Ended October 31, 2006   $   11,945          1.25%         (0.04%)           1.26%          (0.05%)       219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended
   October 31, 2004 (e)       $      120          1.20%(g)      (0.22%)(g)          (i)             (i)        341.57%
Year Ended October 31, 2005   $    1,120          1.32%          0.12%            1.32%           0.12%        292.46%
Year Ended October 31, 2006   $   41,396          1.06%          0.41%            1.07%           0.41%        219.51%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h) Net investment income (loss) is based on average shares outstanding during the period.

(i)   There were no fee reductions during the period.

(j)   The amount is less than $1,000.

                                                         CORE EQUITY SERIES | 41

SECTION 6 NATIONWIDE SMALL CAP CORE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------

                                                                           NET
                                                                      REALIZED
                                                                           AND
                                        NET ASSET          NET      UNREALIZED
                                           VALUE,   INVESTMENT           GAINS   TOTAL FROM    NET ASSET
                                        BEGINNING       INCOME     (LOSSES) ON   INVESTMENT   VALUE, END
                                        OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES    OF PERIOD   TOTAL RETURN (a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)          $10.00           --(e)         0.39         0.39       $10.39           3.90%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.39         0.38       $10.38           3.80%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.39         0.38       $10.38           3.80%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)          $10.00           --(e)         0.39         0.39       $10.39           3.90%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)          $10.00           --(e)         0.39         0.39       $10.39           3.90%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)          $10.00           --(e)         0.39         0.39       $10.39           3.90%(f)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           RATIO OF
                                                                         RATIO          RATIO OF     NET INVESTMENT
                                                                        OF NET          EXPENSES      INCOME (LOSS)
                                        NET ASSETS     RATIO OF      INVESTMENT         (PRIOR TO         (PRIOR TO
                                         AT END OF     EXPENSES   INCOME (LOSS)   REIMBURSEMENTS)   REIMBURSEMENTS)
                                            PERIOD   TO AVERAGE      TO AVERAGE    TO AVERAGE NET        TO AVERAGE     PORTFOLIO
                                            (000S)   NET ASSETS      NET ASSETS        ASSETS (b)    NET ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)           $    1     1.52%(g)      (0.38%)(g)          2.56%(g)        (1.42%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)           $    1     2.25%(g)      (0.81%)(g)          3.17%(g)        (1.73%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)           $    1     2.25%(g)      (0.81%)(g)          3.17%(g)        (1.73%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)           $    1     1.99%(g)      (0.45%)(g)          3.07%(g)        (1.53%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)           $    1     1.27%(g)        0.26%(g)          2.52%(g)        (0.98%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)           $5,197     1.25%(g)        0.20%(g)          2.27%(g)        (0.82%)(g)          0.00%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(e)   Amount is less than $0.005.

(f)   Not annualized.

(g)   Annualized.

42 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------------------------

                                                                           NET
                                                                      REALIZED
                                                                           AND
                                        NET ASSET          NET      UNREALIZED
                                           VALUE,   INVESTMENT           GAINS   TOTAL FROM    NET ASSET
                                        BEGINNING       INCOME     (LOSSES) ON   INVESTMENT   VALUE, END
                                        OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES    OF PERIOD   TOTAL RETURN (a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.67         0.66       $10.66           6.60%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.66         0.65       $10.65           6.50%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.66         0.65       $10.65           6.50%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)          $10.00        (0.01)           0.67         0.66       $10.66           6.60%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)          $10.00           --(g)         0.66         0.66       $10.66           6.60%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)          $10.00           --(g)         0.66         0.66       $10.66           6.60%(e)
Period Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                          RATIO          RATIO OF        INVESTMENT
                                                                         OF NET          EXPENSES     INCOME (LOSS)
                                        NET ASSETS     RATIO OF      INVESTMENT         (PRIOR TO         (PRIOR TO
                                         AT END OF     EXPENSES   INCOME (LOSS)   REIMBURSEMENTS)   REIMBURSEMENTS)
                                            PERIOD   TO AVERAGE      TO AVERAGE    TO AVERAGE NET        TO AVERAGE      PORTFOLIO
                                            (000S)   NET ASSETS      NET ASSETS        ASSETS (b)    NET ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)           $    1     1.44%(f)      (0.54%)(f)          2.15%(f)        (1.25%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)           $    1     2.35%(f)      (1.53%)(f)          3.40%(f)        (2.58%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)           $    1     2.35%(f)      (1.53%)(f)          3.40%(f)        (2.58%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)           $    1     2.11%(f)      (1.18%)(f)          3.02%(f)        (2.09%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)           $    1     1.40%(f)      (0.47%)(f)          2.46%(f)        (1.53%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)           $5,432     1.35%(f)      (0.41%)(f)          2.35%(f)        (1.41%)(f)         37.38%
Period Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.

                                                         CORE EQUITY SERIES | 43

SECTION 6 NATIONWIDE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                        NET ASSET          NET    UNREALIZED
                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM    NET ASSET
                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   VALUE, END
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   TOTAL RETURN(a)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)        $  10.00        --(e)          0.45         0.45     $  10.45          4.50%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)        $  10.00     (0.01)            0.45         0.44     $  10.44          4.40%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)        $  10.00     (0.01)            0.45         0.44     $  10.44          4.40%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)        $  10.00        --(e)          0.45         0.45     $  10.45          4.50%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)        $  10.00        --(e)          0.45         0.45     $  10.45          4.50%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)        $  10.00        --(e)          0.45         0.45     $  10.45          4.50%(f)
Period Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RATIO OF
                                                                          RATIO          RATIO OF     NET INVESTMENT
                                                                         OF NET          EXPENSES      INCOME (LOSS)
                                       NET ASSETS     RATIO OF       INVESTMENT         (PRIOR TO          (PRIOR TO
                                        AT END OF     EXPENSES    INCOME (LOSS)   REIMBURSEMENTS)    REIMBURSEMENTS)
                                           PERIOD   TO AVERAGE       TO AVERAGE    TO AVERAGE NET     TO AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS       NET ASSETS        ASSETS (b)         ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (d)        $     1      1.40%(g)        0.13%(g)           2.08%(g)         (0.56%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (d)        $     1      2.35%(g)       (0.82%)(g)          3.40%(g)         (1.87%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (d)        $     1      2.35%(g)       (0.82%)(g)          3.40%(g)         (1.87%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (d)        $     1      2.11%(g)       (0.47%)(g)          3.10%(g)         (1.46%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (d)        $     1      1.41%(g)        0.22%(g)           2.47%(g)         (0.83%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (d)        $ 5,325      1.35%(g)        0.26%(g)           2.35%(g)         (0.73%)(g)        194.16%
Period Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(e)   Amount is less than $0.005.

(f)   Not annualized.

(g)   Annualized.

44 | CORE EQUITY SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide  Funds
3435 Stelzer Road
Columbus,  Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                      PR-SC 2/08

CORE EQUITY Series

Nationwide Growth Fund

Nationwide Large Cap Value Fund

Nationwide Mid Cap Growth Fund

Nationwide Fund

Nationwide Value Opportunities Fund

FundPROSPECTUS

February ___, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

CORE EQUITY Series

Broad market portfolios featuring growth, value and blend styles designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                                  TICKER
--------------------------------------------------------------------------------------
Nationwide Growth Fund Class A                                                   NMFAX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Class B                                                   NMFBX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Class C                                                   GCGRX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Class D                                                   MUIGX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Class R                                                   GGFRX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Institutional Class                                       GGFIX
--------------------------------------------------------------------------------------
Nationwide Growth Fund Institutional Service Class                               GWISX
--------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class A                                          NPVAX
--------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class B                                          NLVBX
--------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class C                                          NLVAX
--------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class R                                          GLVRX
--------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Institutional Service Class                      NLVIX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class A                                           GMCAX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class B                                           GCPBX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class C                                           GCPCX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class R                                           GMCRX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Institutional Class                               GMCGX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Institutional Service Class                         n/a
--------------------------------------------------------------------------------------
Nationwide Fund Class A                                                          NWFAX
--------------------------------------------------------------------------------------
Nationwide Fund Class B                                                          NWFBX
--------------------------------------------------------------------------------------
Nationwide Fund Class C                                                          GTRCX
--------------------------------------------------------------------------------------
Nationwide Fund Class D                                                          MUIFX
--------------------------------------------------------------------------------------
Nationwide Fund Class R                                                          GNWRX
--------------------------------------------------------------------------------------
Nationwide Fund Institutional Class                                              GNWIX
--------------------------------------------------------------------------------------
Nationwide Fund Institutional Service Class                                      GTISX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class A                                      GVOAX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class B                                      GVOBX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class C                                      GVOCX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class R                                      GVORX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Institutional Class                          GVAIX
--------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Institutional Service Class                  GVOIX
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3     KEY TERMS

4     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Growth Fund
      Nationwide Large Cap Value Fund
      Nationwide Mid Cap Growth Fund
      Nationwide Fund
      Nationwide Value Opportunities Fund

24    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

26    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Portfolio Management
      Multi-Manager Structure

28    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

40    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts
      Backup Withholding

42        SECTION 6: FINANCIAL HIGHLIGHTS

                                                          CORE EQUITY SERIES | 1

--------------------------------------------------------------------------------
CORE EQUITY Series

INTRODUCTION TO THE CORE EQUITY SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Mid Cap Growth Fund
Nationwide Fund
Nationwide Value Opportunities Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to offer a selection of investment options using equity investments across a spectrum of market capitalizations.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o     Class A

o     Class B

o     Class C

o     Class R

o     Institutional Service Class*

o     Institutional Class**

* The Nationwide Mid Cap Growth Fund and the Nationwide Fund currently do not offer Institutional Service Class Shares.

** The Nationwide Large Cap Value Fund currently does not offer Institutional Class shares.

The Nationwide Fund and the Nationwide Growth Fund also offer Class D shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund employs a "multi-manager" structure, which means that Nationwide
Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

2 | CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $________ to $________ as of _____________.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $___________ to $___________ as of _____________.

QUANTITATIVE - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $_________ to $_________ as of _______________.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).


VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                          CORE EQUITY SERIES | 3

SECTION 1 NATIONWIDE GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

PRINCIPAL STRATEGIES

The Fund invests primarily in COMMON STOCKS issued by LARGE-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The portfolio managers use research to determine if particular industries and individual companies are well positioned for long-term growth in an effort to identify those that appear to have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

In selecting securities, the portfolio managers consider a range of factors relating to a particular company that include:

o     financial strength;

o     competitive position in its industry;

o     projected future earnings;

o     dividends and

o     cash flow

The portfolio managers typically sell a company's securities if:

o     earnings expectations or outlook for earnings deteriorate;

o their prices fail to increase as anticipated or become unusually volatile or

o     more favorable opportunities are identified.


The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Growth Index, or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999     2000     2001     2002    2003   2004   2005   2006   2007
-----------------------------------------------------------------------------
23.80%  16.60%  -30.30%  -27.70%  -28.70%  32.40%  8.11%  6.55%  6.31%  ____%

BEST QUARTER: ______% - ______ QTR. OF ______
WORST QUARTER: ______% - ______QTR. OF ______

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                      1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class D shares - Before Taxes
--------------------------------------------------------------------------------
Class D shares - After Taxes
  on Distributions
--------------------------------------------------------------------------------
Class D shares - After Taxes
   on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares
   - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares -Before Taxes(2)
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2, 2002) and Institutional Class shares (June 29, 2004) are based on previous Class D performance. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been adjusted to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the stocks of the companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                          CORE EQUITY SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                                    INSTITUTIONAL   INSTITUTIONAL
(PAID DIRECTLY                                CLASS A    CLASS B    CLASS C    CLASS D    CLASS R   SERVICE CLASS   CLASS SHARES
FROM YOUR INVESTMENT)(1)                      SHARES     SHARES     SHARES     SHARES     SHARES    SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)   None       None       4.50%(2)   None      None            None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)    5.00%(4)   1.00%(5)   None       None      None            None
---------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%      2.00%      2.00%      2.00%      2.00%     2.00%           2.00%
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                  0.25%      1.00%      1.00%      None       0.50%     None            None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
---------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were ___%, ___%, ___% and ___%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

6 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                          CORE EQUITY SERIES | 7

SECTION 1 NATIONWIDE LARGE CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to maximize TOTAL RETURN, consisting of both capital appreciation and current income.

PRINCIPAL STRATEGIES

Under normal circumstances the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by LARGE-CAP COMPANIES, utilizing a VALUE STYLE of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics:

o     earnings momentum;

o     price momentum and

o     price-to-economic value.

The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The portfolio managers consider selling securities:

o     if there are other more attractive securities available;

o     if the business environment is changing or

o     to control the overall risk of the Fund's portfolio.


The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Value Index, or other funds with similar investment objectives and strategies.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

8 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1999    2000    2001    2002     2003    2004    2005   2006    2007
---------------------------------------------------------------------
-4.70%  15.40%  -4.78%  -13.79%  28.03%  15.88%  7.67%  21.04%  ____%

BEST QUARTER:  _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                          1 YEAR    5 YEARS      (NOV. 2, 1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
Russell 1000(R) Value Index(5)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (March 1, 2001), and Class R shares (October 1, 2003), are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) These returns include the performance of the Fund's Institutional Class shares through March 5, 2002 (when all the prior shares were liquidated) and the Fund's Class A shares from March 6, 2002 through December 31, 2007. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(5) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                          CORE EQUITY SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                               INSTITUTIONAL SERVICE
FROM YOUR INVESTMENT)(1)                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)        None            None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)         5.00%(4)        1.00%(5)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%           2.00%           2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                  0.25%           1.00%           1.00%           0.50%           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____% for each Class at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale-dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to ____% for Class A, ____% for Class R and ____% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


10 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 11

SECTION 1 NATIONWIDE MID CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In pursuing the Fund's objective, Fund management seeks "growth" companies that appear to be reasonably priced, using several of the following characteristics:

o consistent above-average earnings growth and superior forecasted growth versus the market;

o     financial stability and strength;

o     a healthy balance sheet;

o     strong competitive advantage within a company's industry;

o     positive investor sentiment;

o     relative market value and

o     strong management team.

The Fund may sell securities based on the following criteria:

o     change in company fundamentals;

o     cheaper attractive stocks become available or

o     financial stability and strength weaken.

While the Fund may also sell a security if its MARKET CAPITALIZATION exceeds that of its benchmark range, it is not required to sell solely because of that fact.


The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

MID-CAP RISK stocks of mid-sized companies may be less stable in price and less liquid than those of larger, more established companies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.

If the value of the Fund's investments goes down, you may lose money.

12 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                      2003     2004    2005    2006    2007
--------------------------------------------------------------------------------
                     37.39%   14.73%   9.38%   9.83%   ____%

BEST QUARTER:  _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_

After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                              1 YEAR   5 YEAR    (OCT. 1, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
After Taxes on Distributions
--------------------------------------------------------------------------------
Institutional Class shares -
After Taxeson Distributions
and Sales of Shares
--------------------------------------------------------------------------------
Russell Midcap Growth Index(4)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the creation of Class A shares (March 5, 2003), Class B and Class C shares (August 21, 2003) and Class R shares (October 1, 2003) are based on the previous performance of Institutional Class shares. Returns for the Institutional Service Class shares through December 31, 2007 include performance of the Fund's Institutional Class because the Institutional Service Class has not yet commenced operations. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class B, Class C, Class R and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges (where applicable), but have not been adjusted to reflect differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees). If these fees were reflected, the performance for Class A, Class B, Class C, Class R and Institutional Service Class shares would have been lower.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                         CORE EQUITY SERIES | 13

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                         SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(2)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed
or exchanged)(6)                        2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing
costs)                                  0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A Contingent Deferred Sales Charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A, ____% for Class R and ____% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


14 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 15

SECTION 1 NATIONWIDE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks TOTAL RETURN through a flexible combination of capital appreciation and current income.

PRINCIPAL STRATEGIES

The Fund invests primarily in COMMON STOCKS and other EQUITY SECURITIES, using a multi-disciplined approach, which blends fundamental and QUANTITATIVE investment techniques. The portfolio managers emphasize fundamental analysis in managing some portions of the Fund; other portions of the Fund are subject to a more quantitative approach. The fundamental portions use both bottom-up qualitative research as well as quantitative inputs in constructing a core portfolio; the quantitative portion seeks to add to the Fund's performance while moderating its risk versus the Fund's benchmark. The portfolio managers integrate these portions to produce an overall core equity style, which they may opportunistically "tilt" slightly either in the direction of a GROWTH STYLE or a VALUE STYLE, depending on market circumstances. The portfolio managers seek to invest in companies with one or more of the following characteristics:

o     above-average revenue growth;

o     above-average earnings growth;

o     consistent earnings growth and

o     attractive valuation.

In seeking total return, the portfolio managers seek returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks in which the Fund invests pay dividends, the portfolio managers anticipate that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The portfolio managers generally sell a company's securities if:

o     the share price increases significantly;

o     the earnings outlook becomes less attractive or

o     more favorable opportunities are identified.


The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's (S&P) 500(R) Index, or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

16 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999    2000     2001     2002    2003   2004   2005    2006   2007
------------------------------------------------------------------------------
29.60%  -0.20%  -2.30%  -11.90%  -17.10%  26.71%  9.77%  7.36%  13.84%  ____%

BEST QUARTER:  ______% - ______ QTR. OF ______
WORST QUARTER: ______% - ______ QTR. OF ______

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)
--------------------------------------------------------------------------------
Class D shares - Before Taxes
--------------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
S&P 500 Index(4)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2, 2002) and Institutional Class shares (June 29, 2004) are based on previous Class D performance. The Institutional Service Class closed on February 10, 2005. From February 10, 2005 to December 31, 2007, the Institutional Service Class performance includes the returns for Class C shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been adjusted to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class A, Class B, Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                         CORE EQUITY SERIES | 17

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                                     INSTITUTIONAL
(PAID DIRECTLY                                 CLASS A    CLASS B    CLASS C    CLASS D    CLASS R   SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                       SHARES     SHARES     SHARES     SHARES     SHARES    SHARES          CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)                  5.75%(2)   None       None       4.50%(2)   None      None            None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                      None(3)    5.00%(4)   1.00%(5)   None       None      None            None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                      2.00%      2.00%      2.00%      2.00%      2.00%     2.00%           2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                   0.25%      1.00%      1.00%      None       0.50%     None            None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were ____%, ____%, ____% and ____%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

18 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 19

SECTION 1 NATIONWIDE VALUE OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation through investment in COMMON STOCKS or their equivalent.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that the Fund's management considers to be "value" companies. In pursuing a VALUE STYLE of investing, the Fund seeks securities of companies with good earnings growth potential that the portfolio managers believe the market has undervalued. These companies may be undervalued because:

o     they are not well recognized;

o they may be experiencing special situations, such as acquisitions, mergers or other unusual developments or

o they may be experiencing significant business problems but have favorable prospects for recovery.

Small-cap companies often are undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position that does not constitute a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small-cap companies may at times result.

The Fund may invest in equity securities of MID-CAP COMPANIES, real estate investment trusts ("REITs"), and companies based either in the U.S. or in other countries.

The portfolio managers may sell a security:

o     if there are more attractive securities available;

o     if the business environment is changing or

o     to control the overall risk of the portfolio.


The Adviser has selected NorthPointe Capital, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than stocks or large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.


20 | CORE EQUITY SERIES

MID-CAP RISK - stocks of mid-sized companies may be less stable in price and less liquid than those of larger, more established companies.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

 2000   2001     2002    2003    2004   2005    2006   2007
------------------------------------------------------------
31.52%  1.85%  -14.36%  36.99%  13.40%  7.89%  17.84%  ____%

BEST QUARTER: ______% - ______ QTR.OF 200_
WORST QUARTER: ______% - ______ QTR.OF 200_

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
Russell 2000(R) Index(5)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class C and Class R shares have been adjusted to eliminate sales charges that do not apply to those classes, but have not been adjusted to reflect any lower expenses.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                         CORE EQUITY SERIES | 21

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)              2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7     "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____%, and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


22 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 23

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - a security that gives its holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

24 | CORE EQUITY SERIES

REIT RISK- the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                         CORE EQUITY SERIES | 25

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:


--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
Nationwide Growth Fund
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund
--------------------------------------------------------------------------------
Nationwide Fund
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund
--------------------------------------------------------------------------------

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.


NORTHPOINTE CAPITAL LLC ("NORTHPOINTE"): is subadviser to the Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund and Nationwide Value Opportunities Fund. NorthPointe is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.


ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN"): is subadviser to the Nationwide Fund and Nationwide Growth Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.



A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE GROWTH FUND

Christopher Baggini, CFA, senior portfolio manager, and Douglas Burtnick, CFA, portfolio manager are responsible for the day-today management of the Fund, including the selection of the Fund's investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Advisors.

Mr. Burtnik joined Aberdeen in October 2007. Prior to that, Mr. Burtnik was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnik served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NATIONWIDE LARGE CAP VALUE FUND


Peter J. Cahill is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mary C. Champagne and Jeffrey
C. Petherick assist Mr. Cahill in the management of the Fund. Mr. Cahill joined NorthPointe in January 2000. Ms. Champagne and Mr. Petherick each joined NorthPointe in January 2000. They also co-manage the Nationwide Value Opportunities Fund and NorthPointe Small Cap Value Fund.


26 | CORE EQUITY SERIES

NATIONWIDE FUND

Gary D. Haubold, CFA, senior portfolio manager, oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, co-portfolio manager, oversees the quantitatively managed portion of the Fund. Mr. Haubold and Mr. Cerniglia are responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Cerniglia also manages or co-manages the Nationwide Hedged Core Equity Fund, the Nationwide Market Neutral Fund, the Nationwide Small Cap Core Fund and the core quantitative portion of the NVIT Nationwide Fund.


Mr. Haubold joined Aberdeen in October 2007. Prior to that he was a portfolio manager employed by NFA since December 2003, from Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold currently also manages or co-manages the Nationwide Leaders Fund, the Nationwide Small Cap Fund, the Nationwide Small Cap Leaders Fund, the NVIT Nationwide Fund and the NVIT Nationwide Leaders Fund.

Mr. Cerniglia, an Assistant Portfolio Manager and Senior Quantitative Analyst, assumed portfolio co-management responsibilities for the Fund on April 12, 2006. He joined Aberdeen in October 2007. Prior to that he was a portfolio manager employed by NFA since September 2001, and has been responsible for developing and implementing quantitative investment strategies for Aberdeen's range of equity accounts. Mr. Cerniglia also manages or co-manages the Nationwide Hedged Core Equity Fund, the Nationwide Market Neutral Fund, the Nationwide Small Cap Core Fund and the core quantitative portion of the Nationwide NVIT Nationwide Fund.


NATIONWIDE MID CAP GROWTH FUND

Robert D. Glise, CFA, is responsible for the day-to-day management of the Fund and investment selection. Mr. Glise joined NorthPointe in April 2002.

NATIONWIDE VALUE OPPORTUNITIES FUND

Jeffrey C. Petherick and Mary C. Champagne are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000. They also co-manage the Nationwide Large Cap Value Fund and the NorthPointe Small Cap Value Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate an subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                         CORE EQUITY SERIES | 27

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
 When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors and Class D shares, which are available only to certain investors.

Class R, Institutional Service Class and Institutional Class shares also are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B AND
CLASS C SHARES

CLASSES AND CHARGES           POINTS TO CONSIDER
CLASS A AND
CLASS D SHARES

Front-end sales charge        A front-end sales charge means that a
up to 5.75% for Class A          portion of your initial investment goes
shares and 4.50% for             toward the sales charge and is not
Class D shares.                  invested.

Contingent deferred           Reduction and waivers of sales charges
sales charge (CDSC)(1)           may be available.
(Class A shares only)

Annual service and/or         Total annual operating expenses are lower
12b-1 fee of 0.25%               than Class B and Class C expenses which
(Class A shares only)            means higher dividends and/or net asset
Administrative services          value ("NAV") per share.
fee up to 0.25%

                              No conversion feature.

                              No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%              No front-end sales charge means your
                                 full investment immediately goes
                                 toward buying shares.
                              No reduction of CDSC, but waivers may be
                                 available.
                              The CDSC declines 1% in most years to zero
                                 after six years.

Annual service and/or         Total annual operating expenses are higher
12b-1 fee of 1.00%               than Class A expenses which means lower
No administrative                dividends and/or NAV per share.
services fee

                              Automatic conversion to Class A shares after
                                 seven years, which means lower annual
                                 expenses in the future.

                              Maximum investment amount of $100,000. Larger
                                 investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                 No front-end sales charge means your
                                 full investment immediately goes
                                 toward buying shares.
                              No reduction of CDSC, but waivers may be
                                 available.
                              The CDSC declines to zero after one year.

Annual service and/or         Total annual operating expenses are higher
12b-1 fee of 1.00%               than Class A expenses which means lower
No administrative                dividends and/or NAV per share.
services fee
                              No conversion feature.

                              Maximum investment amount of
                                 $1,000,000(2). Larger investments may be
                                 rejected.
--------------------------------------------------------------------------------

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% for the Nationwide Value Opportunities Fund and 0.50% for the other Funds will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

28 | CORE EQUITY SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED    PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None             None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity.

o persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES

--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED    PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $ 50,000                   4.50%               4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $ 99,999                  4.00                4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $ 249,999                3.00                3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $ 499,999                2.50                2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $ 999,999                2.00                2.04             1.25
--------------------------------------------------------------------------------
$1 million to $ 24,999,999           0.50                0.50             0.50
--------------------------------------------------------------------------------
$25 million or more                  None                None             None
--------------------------------------------------------------------------------

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption

                                                         CORE EQUITY SERIES | 29
      and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from redemptions of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% (1.00% for Nationwide Value Opportunities Fund) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES OF THE NATIONWIDE VALUE OPPORTUNITIES FUND

--------------------------------------------------------------------------------
AMOUNT OF                            $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                          TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                        18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                            1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES OF THE OTHER FUNDS

--------------------------------------------------------------------------------
AMOUNT OF                                             1 MILLION    $25 MILLION
PURCHASE                                         TO $24,999,999        OR MORE
--------------------------------------------------------------------------------
If sold within                                        18 months      18 months
--------------------------------------------------------------------------------
Amount of CDSC                                            0.50%          0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

30 | CORE EQUITY SERIES

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge          5%       4%       3%       3%       2%       1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

                                                         CORE EQUITY SERIES | 31

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                       AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

32 | CORE EQUITY SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

CORE EQUITY SERIES | 33

 FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES

 All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                 HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.      *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND            DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE SALE OF SHARES AT ANY TIME.                                   **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                        "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has           THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial            relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,             intermediaries who are authorized to accept purchase, exchange
exchange and redemption orders for the Funds. Your                and redemption orders for the Funds. Your transaction is
transaction is processed at the NAV next calculated after the     processed at the NAV next calculated after the Funds' agent or
Funds' agent or an authorized intermediary receives your          an authorized intermediary receives your order in proper form.
order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made       BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.        mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT         include your account number(s) and the name(s) of the Fund(s)
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,      you wish to exchange from and to. The letter must be signed by
CREDIT CARD CHECKS OR MONEY ORDERS.                               all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges        BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds     unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are      follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage       genuine and will not be liable for any loss, injury, damage or
or expense that results from executing such instructions. The     expense that results from executing such instructions. The Funds
Funds may revoke telephone privileges at any time, without        may revoke telephone privileges at any time, without notice to
notice to shareholders.                                           shareholders. For redemptions, shareholders who own shares in an
                                                                  IRA account should call 800-848-0920.

                                                                  ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                  The Funds may record telephone instructions to redeem
                                                                  shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Nationwide          ON-LINE. Transactions may be made through the Nationwide Funds'
Funds' website. However, the Funds may discontinue on-line        website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                          of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by            BY BANK WIRE. The Funds can wire the proceeds of your redemption
federal funds wire to the Funds' custodian bank. (The             directly to your account at a commercial bank. A voided check
authorization will be in effect unless you give the Funds         must be attached to your application. (The authorization will be
written notice of its termination.)                               in effect unless you give the Fund written notice of its
                                                                  termination.)
o     if you choose this method to open a new account, you
      must call our toll-free number before you wire your         o     your proceeds typically will be wired to your bank on the
      investment and arrange to fax your completed application.         next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                   o     Nationwide Funds deducts a $20 service fee from the
                                                                        redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to
      receive the current day's NAV.                              o     your financial institution may also charge a fee for
                                                                        receiving the wire.

                                                                  o     funds sent outside the U.S. may be subject to higher fees.

                                                                  BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your              BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Nationwide Funds' account with proceeds from your bank via        be sent to your bank via ACH on the second business day after
ACH on the second business day after your purchase order has      your order has been processed. A voided check must be attached
been processed. A voided check must be attached to your           to your application. Money sent through ACH should reach your
application. Money sent through ACH typically reaches             bank in two business days. There is no fee for this service.
Nationwide Funds from your bank in two business days. There       (The authorization will be in effect unless you give the Funds
is no fee for this service. (The authorization will be in         written notice of its termination.)
effect unless you give the Funds written notice of its
termination.)                                                     ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement      RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans       plan administrator regarding transactions. Retirement plans or
or their administrators wishing to conduct transactions           their administrators wishing to conduct transactions should call
should call our toll-free number. Eligible entities or            our toll-free number. Eligible entities or individuals wishing
individuals wishing to conduct transactions in Institutional      to conduct transactions in Institutional Service Class or
Service Class or Institutional Class shares should call our       Institutional Class shares should call our toll-free number.
toll-free number.

34 | CORE EQUITY SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES
Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 35

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account                                        $    2,000 (per Fund)
To open an IRA account                                    $    1,000 (per Fund)
Additional investments                                    $      100 (per Fund)
To start an Automatic
Asset Accumulation Plan                                   $    1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                       $                  50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                        $   50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

36 | CORE EQUITY SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------
                                                         CORE EQUITY SERIES | 37

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY
The Funds, through the Adviser and/or subadviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

38 | CORE EQUITY SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/ exchange fee, a new period begins at the time of the exchange.

Exchange and redemption fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Natural
   Resources Fund                                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders
   Fund                                                 2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 39

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

40 | CORE EQUITY SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                         CORE EQUITY SERIES | 41

SECTION 6 NATIONWIDE GROWTH FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                 NET ASSET          NET    UNREALIZED
                                    VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET                    NET ASSET
                                 BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL   VALUE, END
                                 OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS    OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $ 4.74     (0.01)            1.19         1.18        --                --        $ 5.92
Year Ended October 31, 2004         $ 5.92     (0.02)            0.18         0.16        --                --        $ 6.08
Year Ended October 31, 2005         $ 6.08     (0.01)            0.63         0.62     (0.01)            (0.01)       $ 6.69
Year Ended October 31, 2006         $ 6.69     (0.04)            0.55         0.51        --                --        $ 7.20
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003         $ 4.44     (0.04)            1.11         1.07        --                --        $ 5.51
Year Ended October 31, 2004         $ 5.51     (0.05)            0.15         0.10        --                --        $ 5.61
Year Ended October 31, 2005         $ 5.61     (0.05)            0.59         0.54        --                --        $ 6.15
Year Ended October 31, 2006         $ 6.15     (0.07)            0.50         0.43        --                --        $ 6.58
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003         $ 4.44     (0.04)            1.11         1.07        --                --        $ 5.51
Year Ended October 31, 2004         $ 5.51     (0.05)            0.16         0.11        --                --        $ 5.62
Year Ended October 31, 2005         $ 5.62     (0.04)            0.58         0.54        --                --        $ 6.16
Year Ended October 31, 2006         $ 6.16     (0.05)            0.47         0.42        --                --        $ 6.58
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2003         $ 4.79        --             1.21         1.21        --                --        $ 6.00
Year Ended October 31, 2004         $ 6.00        --(j)          0.17         0.17        --(j)             --        $ 6.17
Year Ended October 31, 2005         $ 6.17      0.01             0.65         0.66     (0.02)            (0.02)       $ 6.81
Year Ended October 31, 2006         $ 6.81        --             0.54         0.54        --                --        $ 7.35
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                               RATIO      EXPENSES   INCOME (LOSS)
                                                                              OF NET     (PRIOR TO       (PRIOR TO
                                              NET ASSETS     RATIO OF     INVESTMENT    REIMBURSE-      REIMBURSE-
                                               AT END OF     EXPENSES   NCOME (LOSS)     MENTS) TO       MENTS) TO
                                      TOTAL       PERIOD   TO AVERAGE     TO AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                 RETURN (a)       (000S)   NET ASSETS     NET ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         24.89%     $   6,529        1.13%        (0.22%)           (i)             (i)        281.63%
Year Ended October 31, 2004          2.70%     $  30,641        1.19%        (0.36%)           (i)             (i)        286.06%
Year Ended October 31, 2005         10.22%     $  29,467        1.34%        (0.14%)           (i)             (i)        281.51%
Year Ended October 31, 2006          7.62%     $  12,816        1.15%        (0.29%)       1.15%          (0.29%)         284.67%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003         24.10%     $   3,980        1.84%        (0.93%)           (i)             (i)        281.63%
Year Ended October 31, 2004          1.81%     $   5,817        1.84%        (1.00%)           (i)             (i)        286.06%
Year Ended October 31, 2005          9.63%     $   5,325        1.98%        (0.78%)           (i)             (i)        281.51%
Year Ended October 31, 2006          6.99%     $   4,445        1.80%        (0.94%)       1.80%          (0.94%)         284.67%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003         24.10%     $     101        1.84%        (0.95%)           (i)             (i)        281.63%
Year Ended October 31, 2004          2.00%     $     248        1.84%        (1.01%)           (i)             (i)        286.06%
Year Ended October 31, 2005          9.61%     $     550        2.03%        (0.96%)           (i)             (i)        281.51%
Year Ended October 31, 2006          6.82%     $     777        1.77%        (0.93%)       1.77%          (0.93%)         284.67%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2003         25.26%     $ 235,758        0.86%         0.05%            (i)             (i)        281.63%
Year Ended October 31, 2004          2.87%     $ 216,843        0.85%        (0.01%)           (i)             (i)        286.06%
Year Ended October 31, 2005         10.74%     $ 202,682        0.99%         0.21%            (i)             (i)        281.51%
Year Ended October 31, 2006          7.93%     $ 182,519        0.80%         0.05%        0.80%           0.05%          284.67%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

(j)   The amount is less than $0.005.

(k) Net investment income (loss) is based on average shares outstanding during the period.

42 | CORE EQUITY SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                        NET ASSET          NET    UNREALIZED
                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET                    NET ASSET
                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL   VALUE, END
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ending October 31, 2003 (d)         $ 5.76       (0.01)         0.25         0.24         --                --        $ 6.00
Year Ended October 31, 2004                $ 6.00       (0.03)         0.18         0.15         --                --        $ 6.15
Year Ended October 31, 2005                $ 6.15       (0.01)         0.64         0.63      (0.01)            (0.01)       $ 6.77
Year Ended October 31, 2006                $ 6.77       (0.03)         0.53         0.50         --                --        $ 7.27
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                $ 4.79          --          1.22         1.22         --                --        $ 6.01
Year Ended October 31, 2004 (j)            $ 6.01        0.01          0.17         0.18         --(i)             --        $ 6.19
Year Ended October 31, 2005                $ 6.19          --          0.65         0.65      (0.02)            (0.02)       $ 6.82
Year Ended October 31, 2006                $ 6.82          --          0.54         0.54         --                --        $ 7.36
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)          $ 6.34          --         (0.17)       (0.17)        --                --        $ 6.17
Year Ended October 31, 2005                $ 6.17          --          0.65         0.65      (0.02)            (0.02)       $ 6.80
Year Ended October 31, 2006                $ 6.80          --          0.54         0.54         --                --        $ 7.34
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                              RATIO OF     INVESTMENT
                                                                                    RATIO     EXPENSES  INCOME (LOSS)
                                                                                   OF NET    (PRIOR TO      (PRIOR TO
                                                    NET ASSETS    RATIO OF     INVESTMENT   REIMBURSE-     REIMBURSE-
                                                     AT END OF    EXPENSES  INCOME (LOSS)    MENTS) TO      MENTS) TO
                                             TOTAL      PERIOD  TO AVERAGE     TO AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                        RETURN (a)      (000S)  NET ASSETS     NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ending October 31, 2003 (d)       4.17%(f)     $      1    1.42%(g)     (0.76%)(g)     1.52%(g)       0.86%(g)       281.63%
Year Ended October 31, 2004              2.50%        $      1    1.29%        (0.46%)            (h)            (h)        286.06%
Year Ended October 31, 2005             10.28%        $      1    1.29%        (0.14%)            (h)            (h)        281.51%
Year Ended October 31, 2006              7.39%        $      1    1.28%        (0.47%)        1.28%         (0.47%)         284.67%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003             25.47%        $ 75,002    0.84%         0.06%             (h)            (h)        281.63%
Year Ended October 31, 2004 (j)          3.03%        $      1    0.84%         0.22%             (h)            (h)        286.06%
Year Ended October 31, 2005             10.55%        $      1    1.04%         0.11%             (h)            (h)        281.51%
Year Ended October 31, 2006              7.92%        $      1    0.80%         0.02%         0.80%          0.02%          284.67%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)       (2.68%)(h)    $      1    0.80%(g)     (0.06%)(g)         (h)            (h)        286.06%
Year Ended October 31, 2005             10.59%        $      1    1.04%         0.11%             (h)            (h)        281.51%
Year Ended October 31, 2006              7.94%        $      1    0.79%         0.02%         0.79%          0.02%          284.67%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions during the period.

(i)   The amount is less than $0.005.

(j) Net investment income (loss) is based on average shares outstanding during the period.

                                                         CORE EQUITY SERIES | 43

SECTION 6 NATIONWIDE LARGE CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $    8.75        0.10         1.69        1.79      (0.10)       --          (0.10)  $    10.44
Year Ended October 31, 2004        $   10.44        0.10         1.35        1.45      (0.10)       --          (0.10)  $    11.79
Year Ended October 31, 2005        $   11.79        0.15         1.34        1.49      (0.14)       --          (0.14)  $    13.14
Year Ended October 31, 2006        $   13.14        0.17         2.46        2.63      (0.15)    (0.60)         (0.75)  $    15.02
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003        $    8.64        0.03         1.67        1.70      (0.04)       --          (0.04)  $    10.30
Year Ended October 31, 2004        $   10.30        0.03         1.33        1.36      (0.03)       --          (0.03)  $    11.63
Year Ended October 31, 2005        $   11.63        0.06         1.33        1.39      (0.06)       --          (0.06)  $    12.96
Year Ended October 31, 2006        $   12.96        0.07         2.43        2.50      (0.06)    (0.60)         (0.66)  $    14.80
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003        $    8.63        0.04         1.66        1.70      (0.05)       --          (0.05)  $    10.28
Year Ended October 31, 2004        $   10.28        0.03         1.33        1.36      (0.04)       --          (0.04)  $    11.60
Year Ended October 31, 2005        $   11.60        0.06         1.33        1.39      (0.08)       --          (0.08)  $    12.91
Year Ended October 31, 2006        $   12.91        0.07         2.43        2.50      (0.06)    (0.60)         (0.66)  $    14.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)  $    9.92           -         0.39        0.39         --        --              -   $    10.31
Year Ended October 31, 2004        $   10.31        0.08         1.33        1.41      (0.08)       --          (0.08)  $    11.64
Year Ended October 31, 2005        $   11.64        0.15         1.33        1.48      (0.15)       --          (0.15)  $    12.97
Year Ended October 31, 2006        $   12.97        0.14         2.44        2.58      (0.14)    (0.60)         (0.74)  $    14.81
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                            RATIO     RATIO OF     INVESTMENT
                                                                           OF NET     EXPENSES  INCOME (LOSS)
                                                                       INVESTMENT    (PRIOR TO      (PRIOR TO
                                               NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                                        TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                   RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         20.57%     $   24,800    1.39%       1.06%        1.47%          0.98%           77.28%
Year Ended October 31, 2004         13.92%     $   24,846    1.39%       0.91%        1.45%          0.84%           58.61%
Year Ended October 31, 2005         12.63%     $   28,232    1.44%       1.09%        1.47%          1.06%           67.00%
Year Ended October 31, 2006         20.81%     $   23,753    1.44%       1.14%        1.44%          1.14%           95.14%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003         19.80%     $      751    2.00%       0.43%        2.08%          0.35%           77.28%
Year Ended October 31, 2004         13.25%     $      982    2.00%       0.29%        2.06%          0.22%           58.61%
Year Ended October 31, 2005         11.97%     $    1,342    2.06%       0.46%        2.08%          0.44%           67.00%
Year Ended October 31, 2006         20.06%     $    1,588    2.05%       0.52%        2.06%          0.51%           95.14%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003         19.77%     $      248    2.00%       0.38%        2.08%          0.30%           77.28%
Year Ended October 31, 2004         13.25%     $      743    2.00%       0.21%        2.06%          0.14%           58.61%
Year Ended October 31, 2005         11.98%     $    4,888    2.06%       0.34%        2.07%          0.34%           67.00%
Year Ended October 31, 2006         20.11%     $    5,966    2.06%       0.52%        2.06%          0.51%           95.14%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)    3.93%(e)  $        1    1.60%(f)    0.48%(f)     2.06%(f)       0.02%(f)        77.28%
Year Ended October 31, 2004         13.71%     $        1    1.54%       0.75%        1.86%          0.42%           58.61%
Year Ended October 31, 2005         12.73%     $        1    1.33%       1.18%        1.38%          1.12%           67.00%
Year Ended October 31, 2006         20.69%     $        2    1.57%       1.00%        1.59%          0.98%           95.14%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

44 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE MID CAP GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES              DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                      NET ASSET         NET   UNREALIZED                                                   NET ASSET
                                         VALUE,  INVESTMENT        GAINS  TOTAL FROM       NET                                VALUE,
                                      BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  REALIZED          TOTAL  REDEMPTION        END
                                      OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES     GAINS  DISTRIBUTIONS        FEES  OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d) (e)  $   9.88      (0.08)         4.04        3.96       --             --           --  $   13.84
Year Ended October 31, 2004            $  13.84      (0.13)         0.87        0.74    (0.37)         (0.37)          --  $   14.21
Year Ended October 31, 2005            $  14.21      (0.13)         2.16        2.03    (0.69)         (0.69)          --  $   15.55
Year Ended October 31, 2006            $  15.55      (0.09)         2.12        2.03    (0.84)         (0.84)        0.01  $   16.75
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (e) (f)  $  13.17      (0.05)         0.72        0.67       --             --           --  $   13.84
Year Ended October 31, 2004            $  13.84      (0.20)         0.84        0.64    (0.37)         (0.37)          --  $   14.11
Year Ended October 31, 2005            $  14.11      (0.24)         2.15        1.91    (0.69)         (0.69)          --  $   15.33
Year Ended October 31, 2006            $  15.33      (0.19)         2.07        1.88    (0.84)         (0.84)        0.01  $   16.38
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (f)      $  13.17      (0.05)         0.72        0.67       --             --           --  $   13.84
Year Ended October 31, 2004            $  13.84      (0.23)         0.87        0.64    (0.37)         (0.37)          --  $   14.11
Year Ended October 31, 2005            $  14.11      (0.27)         2.18        1.91    (0.69)         (0.69)          --  $   15.33
Year Ended October 31, 2006            $  15.33      (0.18)         2.06        1.88    (0.84)         (0.84)        0.01  $   16.38
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (g)      $  13.08      (0.01)         0.79        0.78       --             --           --     $13.86
Year Ended October 31, 2004            $  13.86      (0.17)         0.86        0.69    (0.37)         (0.37)          --     $14.18
Year Ended October 31, 2005            $  14.18      (0.15)         2.17        2.02    (0.69)         (0.69)          --     $15.51
Year Ended October 31, 2006            $  15.51      (0.12)         2.11        1.99    (0.84)         (0.84)        0.01     $16.67
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003            $  10.26      (0.09)         3.69        3.60       --             --           --  $   13.86
Year Ended October 31, 2004            $  13.86      (0.10)         0.88        0.78    (0.37)         (0.37)          --  $   14.27
Year Ended October 31, 2005            $  14.27      (0.07)         2.16        2.09    (0.69)         (0.69)          --  $   15.67
Year Ended October 31, 2006            $  15.67      (0.05)         2.14        2.09    (0.84)         (0.84)        0.01  $   16.93
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                 RATIO     RATIO OF     INVESTMENT
                                                                                OF NET     EXPENSES  INCOME (LOSS)
                                                                            INVESTMENT    (PRIOR TO      (PRIOR TO
                                                    NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                     AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                                            TOTAL       PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                       RETURN (a)       (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d) (e)   40.08%(h)  $       522    1.40%(i)  (1.02%)(i)     7.09%(i)     (6.71%)(i)        74.46%
Year Ended October 31, 2004              5.44%     $     1,463    1.40%     (0.98%)        2.51%        (2.08%)           94.56%
Year Ended October 31, 2005             14.42%     $     1,678    1.42%     (0.87%)        2.38%        (1.84%)           68.86%
Year Ended October 31, 2006             13.51%     $     2,405    1.43%     (0.60%)        1.89%        (1.06%)           68.88%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (e) (f)    5.09%(h)  $        18    2.15%(i)  (1.82%)(i)     7.76%(i)     (7.43%)(i)        74.46%
Year Ended October 31, 2004              4.70%     $       153    2.15%     (1.74%)        3.27%        (2.86%)           94.56%
Year Ended October 31, 2005             13.65%     $       173    2.15%     (1.61%)        3.11%        (2.56%)           68.86%
Year Ended October 31, 2006             12.68%     $       220    2.15%     (1.31%)        2.62%        (1.77%)           68.88%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (f)        5.09%(h)  $         1    2.15%(i)  (1.87%)(i)     7.55%(i)     (7.27%)(i)        74.46%
Year Ended October 31, 2004              4.70%     $       224    2.15%     (1.72%)        3.17%        (2.74%)           94.56%
Year Ended October 31, 2005             13.65%     $       230    2.15%     (1.60%)        3.18%        (2.64%)           68.86%
Year Ended October 31, 2006             12.68%     $       541    2.15%     (1.34%)        2.60%        (1.79%)           68.88%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (g)        5.96%(h)  $         1    1.75%(i)  (1.54%)(i)     7.41%(i)     (7.20%)(i)        74.46%
Year Ended October 31, 2004              5.06%     $         1    1.66%     (1.27%)        2.63%        (2.24%)           94.56%
Year Ended October 31, 2005             14.38%     $         1    1.49%     (0.97%)        2.53%        (2.00%)           68.86%
Year Ended October 31, 2006             13.27%     $         2    1.64%     (0.79%)        2.18%        (1.33%)           68.88%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003             35.09%     $     1,384    1.15%     (0.76%)        5.96%        (5.56%)           74.46%
Year Ended October 31, 2004              5.73%     $     1,553    1.15%     (0.72%)        2.26%        (1.83%)           94.56%
Year Ended October 31, 2005             14.79%     $     2,531    1.15%     (0.61%)        1.98%        (1.43%)           68.86%
Year Ended October 31, 2006             13.80%     $     4,053    1.15%     (0.34%)        1.61%        (0.79%)           68.88%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h)   Not annualized.

(i)   Annualized.

                                                         CORE EQUITY SERIES | 45

SECTION 6 NATIONWIDE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 15.06       0.09         3.02        3.11       (0.09)       --          (0.09)     $ 18.08
Year Ended October 31, 2004          $ 18.08       0.07         0.87        0.94       (0.06)       --          (0.06)     $ 18.96
Year Ended October 31, 2005          $ 18.96       0.38         1.86        2.24       (0.18)    (0.08)         (0.26)     $ 20.94
Year Ended October 31, 2006          $ 20.94       0.18         2.61        2.79       (0.17)    (2.81)         (2.98)     $ 20.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003          $ 14.72         --         2.94        2.94       (0.01)       --          (0.01)     $ 17.65
Year Ended October 31, 2004          $ 17.65      (0.05)        0.86        0.81          --        --             --      $ 18.46
Year Ended October 31, 2005          $ 18.46       0.03         2.01        2.04       (0.10)    (0.08)         (0.18)     $ 20.32
Year Ended October 31, 2006          $ 20.32       0.05         2.52        2.57       (0.03)    (2.81)         (2.84)     $ 20.05
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003          $ 14.72      (0.01)        2.95        2.94       (0.01)       --          (0.01)     $ 17.65
Year Ended October 31, 2004          $ 17.65      (0.06)        0.87        0.81       (0.01)       --          (0.01)     $ 18.45
Year Ended October 31, 2005          $ 18.45       0.04         1.99        2.03       (0.10)    (0.08)         (0.18)     $ 20.30
Year Ended October 31, 2006          $ 20.30       0.04         2.53        2.57       (0.03)    (2.81)         (2.84)     $ 20.03
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2003          $ 14.96       0.13         3.00        3.13       (0.13)       --          (0.13)     $ 17.96
Year Ended October 31, 2004          $ 17.96       0.12         0.88        1.00       (0.13)       --          (0.13)     $ 18.83
Year Ended October 31, 2005          $ 18.83       0.23         2.04        2.27       (0.26)    (0.08)         (0.34)     $ 20.76
Year Ended October 31, 2006          $ 20.76       0.23         2.59        2.82       (0.22)    (2.81)         (3.03)     $ 20.55
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)    $ 17.32         --         0.63        0.63          --        --             --      $ 17.95
Year Ended October 31, 2004          $ 17.95       0.03         0.88        0.91       (0.03)       --          (0.03)     $ 18.83
Year Ended October 31, 2005          $ 18.83       0.19         2.05        2.24       (0.21)    (0.08)         (0.29)     $ 20.78
Year Ended October 31, 2006          $ 20.78       0.18         2.60        2.78       (0.17)    (2.81)         (2.98)     $ 20.58
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $ 19.00       0.03        (0.17)      (0.14)      (0.03)       --          (0.03)     $ 18.83
Year Ended October 31, 2005          $ 18.83       0.24         2.04        2.28       (0.27)    (0.08)         (0.35)     $ 20.76
Year Ended October 31, 2006          $ 20.76       0.22         2.61        2.83       (0.23)    (2.81)         (3.04)     $ 20.55
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                               RATIO      RATIO OF     INVESTMENT
                                                                              OF NET      EXPENSES  INCOME (LOSS)
                                                                          INVESTMENT     (PRIOR TO      (PRIOR TO
                                                 NET ASSETS    RATIO OF       INCOME    REIMBURSE-     REIMBURSE-
                                                  AT END OF    EXPENSES    (LOSS) TO     MENTS) TO      MENTS) TO
                                        TOTAL        PERIOD  TO AVERAGE      AVERAGE   AVERAGE NET    AVERAGE NET     PORTFOLIO
                                   RETURN (a)        (000S)  NET ASSETS   NET ASSETS    ASSETS (b)     ASSETS (b)  TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        20.74%       $   571,918    1.13%        0.57%              (h)            (h)       120.02%
Year Ended October 31, 2004         5.22%       $   447,884    1.10%        0.35%              (h)            (h)       144.61%
Year Ended October 31, 2005        11.88%       $   119,615    1.14%        1.64%              (h)            (h)       145.66%
Year Ended October 31, 2006        14.65%       $   117,938    1.04%        0.91%         1.04%          0.91%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003        19.99%       $    35,564    1.79%       (0.06%)             (h)            (h)       120.02%
Year Ended October 31, 2004         4.59%       $    35,073    1.76%       (0.30%)             (h)            (h)       144.61%
Year Ended October 31, 2005        11.09%       $    29,960    1.79%        0.25%              (h)            (h)       145.66%
Year Ended October 31, 2006        13.83%       $    20,455    1.76%        0.21%         1.76%          0.21%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003        20.00%       $       714    1.79%       (0.16%)             (h)            (h)       120.02%
Year Ended October 31, 2004         4.58%       $       989    1.76%       (0.32%)             (h)            (h)       144.61%
Year Ended October 31, 2005        11.04%       $       965    1.79%        0.27%              (h)            (h)       145.66%
Year Ended October 31, 2006        13.89%       $       866    1.75%        0.20%         1.75%          0.20%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2003        21.07%       $ 1,240,520    0.85%        0.89%              (h)            (h)       120.02%
Year Ended October 31, 2004         5.59%       $ 1,161,934    0.82%        0.64%              (h)            (h)       144.61%
Year Ended October 31, 2005        12.11%       $ 1,132,192    0.85%        1.17%              (h)            (h)       145.66%
Year Ended October 31, 2006        14.95%       $ 1,137,817    0.80%        1.14%         0.80%          1.14%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (d)   3.64%(f)    $         1    1.52%(g)     0.07%(g)      1.62%(g)      (0.03%)(g)      120.02%
Year Ended October 31, 2004         5.08%       $         1    1.27%        0.16%              (h)            (h)       144.61%
Year Ended October 31, 2005        11.95%       $         1    0.96%        0.95%              (h)            (h)       145.66%
Year Ended October 31, 2006        14.71%       $         1    0.96%        0.93%         0.96%          0.93%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)  (0.74%)(f)   $       341    0.78%(g)     0.54%(g)           (h)            (h)       144.61%
Year Ended October 31, 2005        12.19%       $     3,335    0.81%        0.81%              (h)            (h)       145.66%
Year Ended October 31, 2006        15.01%       $    10,226    0.74%        1.11%         0.74%          1.11%          245.80%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions during the period.

46 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE VALUE OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 11.05       0.03         3.42        3.45       (0.03)       --          (0.03)         --
Year Ended October 31, 2004          $ 14.47         --         1.55        1.55       (0.01)       --          (0.01)         --
Year Ended October 31, 2005          $ 16.01         --         2.07        2.07       (0.02)    (2.89)         (2.91)         --
Year Ended October 31, 2006          $ 15.17       0.01         2.43        2.44          --     (2.11)         (2.11)         --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003          $ 11.00      (0.06)        3.40        3.34          --        --             --          --
Year Ended October 31, 2004          $ 14.34      (0.11)        1.55        1.44          --        --             --          --
Year Ended October 31, 2005          $ 15.78      (0.10)        2.05        1.95          --     (2.89)         (2.89)         --
Year Ended October 31, 2006          $ 14.84      (0.09)        2.37        2.28          --     (2.11)         (2.11)         --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003          $ 10.98      (0.04)        3.37        3.33          --        --             --          --
Year Ended October 31, 2004          $ 14.31      (0.09)        1.53        1.44          --        --             --          --
Year Ended October 31, 2005          $ 15.75      (0.10)        2.04        1.94          --     (2.89)         (2.89)         --
Year Ended October 31, 2006          $ 14.80      (0.09)        2.36        2.27          --     (2.11)         (2.11)         --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)    $ 15.45      (0.05)        0.43        0.38          --        --             --          --
Year Ended October 31, 2005          $ 15.83       0.01         2.06        2.07       (0.03)    (2.89)         (2.92)         --
Year Ended October 31, 2006          $ 14.98      (0.01)        2.39        2.38          --     (2.11)         (2.11)         --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (e)      $ 16.18         --        (0.04)      (0.04)         --        --             --          --
Year Ended October 31, 2005          $ 16.14       0.06         2.09        2.15       (0.05)    (2.89)         (2.94)         --
Year Ended October 31, 2006          $ 15.35       0.05         2.48        2.53          --     (2.11)         (2.11)         --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RATIO OF
                                                                                                                 NET
                                                                                                          INVESTMENT
                                                                                     RATIO     RATIO OF       INCOME
                                                                                    OF NET     EXPENSES       (LOSS)
                                       NET                                      INVESTMENT    (PRIOR TO    (PRIOR TO
                                     ASSET              NET ASSETS    RATIO OF      INCOME   REIMBURSE-   REIMBURSE-
                                    VALUE,               AT END OF    EXPENSES   (LOSS) TO    MENTS) TO    MENTS) TO
                                    END OF       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET  AVERAGE NET     PORTFOLIO
                                    PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $ 14.47  31.32%        $ 12,156    1.30%      0.20%         1.41%       0.09%            90.02%
Year Ended October 31, 2004        $ 16.01  10.72%        $ 12,244    1.36%     (0.01%)        1.39%      (0.04%)          146.98%
Year Ended October 31, 2005        $ 15.17  13.59%        $ 11,263    1.49%      0.02%         1.85%      (0.34%)          187.36%
Year Ended October 31, 2006        $ 15.50  17.79%        $ 12,777    1.36%      0.09%         1.66%      (0.21%)          151.61%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003        $ 14.34  30.39%        $  2,641    2.00%     (0.49%)        2.12%      (0.60%)           90.02%
Year Ended October 31, 2004        $ 15.78  10.04%        $  2,631    2.01%     (0.66%)        2.04%      (0.69%)          146.98%
Year Ended October 31, 2005        $ 14.84  12.90%        $  2,592    2.14%     (0.64%)        2.50%      (0.99%)          187.36%
Year Ended October 31, 2006        $ 15.01  17.02%        $  2,600    2.04%     (0.59%)        2.34%      (0.90%)          151.61%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003        $ 14.31  30.35%        $    342    2.00%     (0.56%)        2.09%      (0.65%)           90.02%
Year Ended October 31, 2004        $ 15.75  10.06%        $    652    2.01%     (0.67%)        2.05%      (0.71%)          146.98%
Year Ended October 31, 2005        $ 14.80  12.86%        $    669    2.14%     (0.62%)        2.51%      (0.99%)          187.36%
Year Ended October 31, 2006        $ 14.96  16.99%        $    668    2.04%     (0.59%)        2.34%      (0.89%)          151.61%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)  $ 15.83   2.46%(f)     $      1    1.60%(g)  (0.35%)(g)     1.64%(g)   (0.39%)(g)       146.98%
Year Ended October 31, 2005        $ 14.98  13.71%        $      1    1.61%      0.06%         1.99%      (0.32%)          187.36%
Year Ended October 31, 2006        $ 15.25  17.59%        $      1    1.50%     (0.07%)        1.84%      (0.41%)          151.61%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (e)    $ 16.14  (0.19%)(f)    $      1    1.09%(g)   0.09%(g)      1.17%(g)    0.01% (g)       146.98%
Year Ended October 31, 2005        $ 15.35  13.96%        $      1    1.08%      0.39%         1.30%       0.17%           187.36%
Year Ended October 31, 2006        $ 15.77  18.21%        $      1    1.07%      0.36%         1.36%       0.08%           151.61%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

                                                         CORE EQUITY SERIES | 47

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide  Funds
3435 Stelzer Road
Columbus,  Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-CEQ 3/08

CORE FIXED INCOME Series

Nationwide Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

Nationwide Tax-Free Income Fund

FundPROSPECTUS


February __, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

CORE FIXED INCOME Series

Fixed-income funds designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Bond Fund Class A                                              NBDAX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class B                                              GBDBX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class C                                              GBDCX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class D                                              MUIBX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class R                                              GBDRX
--------------------------------------------------------------------------------
Nationwide Bond Fund Institutional Class                                  GBDIX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Class A                                   NMEAX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Class R                                   GMERX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Institutional Class                       NMEIX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Institutional Service Class               NMESX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class A                                   NUSAX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class B                                   GGBBX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class C                                   GGBCX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class D                                   NAUGX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class R                                   GGBRX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Institutional Class                       GGBIX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Prime Shares                                 MIFXX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Institutional Class                          GMIXX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Service Class                                NWSXX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Class A                               MCAPX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Class C                               GGMCX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund IRA Class                             NMIRX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Institutional Class                   MCAIX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Service Class                         MCAFX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class A                                   NTFAX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class B                                   GTIBX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class C                                   GTICX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class D                                   NATFX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

 3     KEY TERMS

 4     SECTION 1: FUND SUMMARIES AND PERFORMANCE

       Nationwide Bond Fund
       Nationwide Enhanced Income Fund
       Nationwide Government Bond Fund
       Nationwide Money Market Fund
       Nationwide Short Duration Bond Fund
       Nationwide Tax-Free Income Fund

27     SECTION 2: FUND DETAILS

       Additional Information about Investments,
          Investment Techniques and Risks

30     SECTION 3: FUND MANAGEMENT

       Investment Adviser
       Subadviser
       Portfolio Management
       Multi-Manager Structure

32     SECTION 4: INVESTING WITH NATIONWIDE FUNDS

       Choosing a Share Class
       Sales Charges and Fees
       Revenue Sharing
       Contacting Nationwide Funds
       Buying Shares
       Fair Value Pricing
       Customer Identification Information
       Exchanging Shares
       Automatic Withdrawal Program
       Selling Shares
       Excessive or Short-Term Trading
       Exchange and Redemption Fees

45     SECTION 5: DISTRIBUTIONS AND TAXES

       Income and Capital Gains Distributions
       Selling and Exchanging Shares
       Other Tax Jurisdictions
       Tax Status for Retirement Plans
          and Other Tax-Deferred Accounts
       Backup Withholding

47     SECTION 6: FINANCIAL HIGHLIGHTS

                                                    CORE FIXED INCOME SERIES | 1

--------------------------------------------------------------------------------

CORE FIXED INCOME Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT SIX FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund
Nationwide Tax-Free Income Fund


THESE FUNDS ARE PRIMARILY INTENDED:


o to help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.


On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Nationwide Tax-Free Income Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby the Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to such new Aberdeen Fund. The Board of Trustees of Aberdeen Funds approved the Agreement and Plan of Reorganization at its meeting on December 12, 2007.

Implementation of the Agreement and Plan of Reorganization is subject to shareholder approval.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

o Nationwide Bond Fund and Nationwide Government Bond Fund offer eight share classes. Six of those classes are offered in this prospectus: Class A, Class B, Class C, Class D, Class R and Institutional Class.

o Nationwide Tax-Free Income Fund offers six share classes. Four of those classes are offered in this prospectus: Class A, Class B, Class C and Class D.

The Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Tax-Free Income Fund also have Class X and Class Y shares which are offered in a separate prospectus and are available only to certain shareholders. If you owned Class X or Class Y shares of any of these Funds as of September 1, 2003, you may continue to purchase them and should refer to the separate prospectus for more information.

o Nationwide Enhanced Income Fund offers four share classes: Class A, Class R, Institutional Service Class and Institutional Class.

o Nationwide Money Market Fund offers three share classes: Service Class, Institutional Class and Prime Shares.

o Nationwide Short Duration Bond Fund offers four classes of shares: Class A, Class C, Service Class and Institutional Class.

IRA Class shares of the Nationwide Short Duration Bond Fund are closed to new investors, including any exchanges from other Nationwide Funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Nationwide Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DERIVATIVE - a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds". They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                    CORE FIXED INCOME SERIES | 3

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES;

o     ASSET-BACKED SECURITIES;

o     foreign government and corporate bonds denominated in U.S. dollars;

o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories;

o     HIGH-YIELD BONDS and

o     DERIVATIVES.

In selecting securities, the Fund's management typically maintains an average portfolio DURATION of three to seven years.


The Fund's management seeks value and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

LOWER RATED SECURITIES RISK - refers to the risk that the Fund's investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


4 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]


1998    1999    2000    2001    2002    2003     2004    2005     2006     2007
--------------------------------------------------------------------------------
8.40%  -2.80%   7.40%   9.80%   9.30%   6.40%    4.83%   3.13%    4.40%    ____%


BEST QUARTER: _______% - _______ QTR OF _______
WORST QUARTER: _______% - _______ QTR OF _______


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class D shares - Before Taxes
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit
   Bond Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 1, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                    CORE FIXED INCOME SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        4.25%(2)        None            None            4.50%(2)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)              2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities,
as well as certain shareholder
servicing costs)                       0.25%           1.00%           1.00%           None            0.50%           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D and Class R shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                    CORE FIXED INCOME SERIES | 7

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in high-grade CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others that they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION will be between six months and one year, and will not exceed two years, and the Fund may enter into certain DERIVATIVES contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


8 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2000      2001       2002       2003      2004       2005      2006       2007
-------------------------------------------------------------------------------
4.80%     2.50%      2.20%      0.90%     0.49%      2.17%     4.31%      ____%


BEST QUARTER: _____% - _____ QTR OF 200_
WORST QUARTER: _____% - _____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007


                                                                SINCE INCEPTION
                                         1 YEAR     5 YEARS     (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
ML 6-Month T-Bill Index(3)
--------------------------------------------------------------------------------
ML 1-Year T-Bill Index(3)
--------------------------------------------------------------------------------
Composite Index(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class R shares (October 1, 2003) are based on the previous performance of Class A shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.


(3) The Composite Index comprises 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity. The Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Indexes would be lower. Individuals cannot invest directly in an index.

                                                    CORE FIXED INCOME SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                INSTITUTIONAL          INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                     CLASS A SHARES   CLASS R SHARES   SERVICE CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon purchases
(as a percentage of offering price)                          2.25%(2)         None             None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
upon redemptions (as a percentage of offering or
sale price, whichever is less)                               None(3)          None             None                   None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                                 0.25%            0.50%            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(4)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(5)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.


(4) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____% respectively. The full 0.25% in administrative services fees is not reflected for Class A and Class R shares in "Other Expenses" at this time because the Fund does not currently sell Class A and Class R shares to intermediaries that charge the full amount permitted.

(5) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009, for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


10 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 11

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's management seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.


NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

12 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1998     1999     2000    2001     2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
8.20%   -2.00%   12.90%   7.90%   11.00%   1.90%   3.42%   2.77%   3.85%   ____%


BEST QUARTER:  _____% - _____ QTR OF _____
WORST QUARTER: _____% - _____ QTR OF _____


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class D shares - Before Taxes
--------------------------------------------------------------------------------
Class D shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(2)
--------------------------------------------------------------------------------
Merrill Lynch Government Master Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Returns have been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Returns have not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                   CORE FIXED INCOME SERIES | 13

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        4.25%(2)        None            None            4.50%(2)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)              2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities,
as well as certain shareholder
servicing costs)                       0.25%           1.00%           1.00%           None            0.50%           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class:--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D and Class R shares were ____%, ____% and ____%, respectively.
      The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


14 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 15

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations;

o     ASSET-BACKED SECURITIES comprised of commercial paper;

o     U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES;

o     obligations of foreign governments;

o     COMMERCIAL PAPER issued by states and municipalities and

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less.

Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.


NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

If the value of the Fund's investments goes down, you may lose money.

16 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. All of the Fund's then-outstanding shares were reclassified as Prime shares on January 4, 1999. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS - PRIME SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1998    1999     2000     2001    2002    2003    2004    2005     2006    2007
--------------------------------------------------------------------------------
5.10%   4.70%    5.90%    3.50%   1.10%   0.60%   0.83%   2.72%    4.56%   ____%


BEST QUARTER:  _____% - _____ QTR OF _____
WORST QUARTER: _____% - _____ AND _____ QTR OF _____
AND 1ST AND 2ND QTR OF _____

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Prime shares
--------------------------------------------------------------------------------
Service Class shares(2)
--------------------------------------------------------------------------------
Institutional Class shares(2)
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Index(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns between May 11, 1998 and the introduction of the Service Class (January 4,1999) and the Institutional Class (December 31, 2001) include the previous performance of the Fund's Prime shares. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has not been adjusted to reflect different expense levels, which if reflected would have resulted in lower performance for the Service Class.

(3) The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury securities, other U.S. government securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                   CORE FIXED INCOME SERIES | 17

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying shares of the Fund, depending on the share class you select. There are no sales charges to purchase or sell shares of the Nationwide Money Market Fund.


-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES                    PRIME      SERVICE CLASS    INSTITUTIONAL
THAT ARE DEDUCTED FROM FUND ASSETS)                         SHARES     SHARES           CLASS SHARES
-----------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)
-----------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                                None       0.10%(1)         None
-----------------------------------------------------------------------------------------------------
Other Expenses(2)
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------


(1) Pursuant to the Fund's Rule 12b-1 Plan, Service Class shares are subject to a maximum 12b-1 fee of 0.15% of the average daily net assets of the Fund's Service Class shares.


(2) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Prime shares and Service Class shares. For the year ended October 31, 2007, administrative services fees for Prime shares and Service Class shares were ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(3) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b- 1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to ____% for Service Class shares and ____% for Prime shares before the Adviser would be required to limit the Fund's expenses. [Currently, all share classes are operating below the expense limit.]


--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Prime shares
--------------------------------------------------------------------------------
Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


18 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT AGENCY SECURITIES and CORPORATE BONDS that are INVESTMENT GRADE. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others that they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                   CORE FIXED INCOME SERIES | 19

PERFORMANCE

Prior to October 4, 2004, the Fund was invested in a combination of short- and intermediate-term fixed-income securities and wrap contracts issued by financial institutions intended to stabilize the Fund's net asset value per share. Since that date, the Fund has ceased to use wrap contracts for that purpose. For the period between October 4, 2004 and December 6, 2004, the Fund concentrated its investments in short-term fixed-income instruments with less than 60 days to maturity. Beginning December 6, 2004, the Fund began to pursue its new investment objective and strategies as described herein and the Fund's share price fluctuates daily.

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2000      2001      2002       2003       2004       2005       2006       2007
--------------------------------------------------------------------------------
5.65%     5.47%     4.19%      2.88%      1.79%      1.53%      3.96%      ____%


BEST QUARTER: _____% - _____ QTR OF 200_
WORST QUARTER: _____% - _____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS    (FEB. 1, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes
--------------------------------------------------------------------------------
IRA Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns shown prior to the creation of Class A shares (July 16, 2003) include the previous performance of the Fund's IRA Class shares. This performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities and have the same expenses after any fee waiver or reimbursements. Class A returns have been restated for the applicable sales charges.

(3) Returns before the first offering of Class C shares (February 28, 2005) are based on the previous performance of Class A shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. Returns for Class C shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect any lower expenses.


(4) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

20 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                   SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                        CLASS A SHARES   CLASS C SHARES   SHARES          CLASS SHARES    IRA CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                 2.25%(2)         None             None            None            None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                              None(3)          0.75%(4)         None            None            None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                       2.00%            2.00%            2.00%           2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well as
certain shareholder servicing costs)            0.25%            0.75%            0.25%           None            0.25%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charge and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC of 0.75% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds:
      Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in omnibus accounts or retirement plans that cannot implement the fee.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Service Class and IRA Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Service Class and IRA Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to ____% for Class A shares, ____% for Service Class shares and ____% for IRA Class shares before the Adviser would be required to limit the Fund's expenses.


                                                   CORE FIXED INCOME SERIES | 21

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
IRA Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Service Class, Institutional Class and IRA Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

22 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in INVESTMENT GRADE FIXED-INCOME SECURITIES that qualify as MUNICIPAL OBLIGATIONS. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.


A security may be sold to take advantage of more favorable opportunities.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

                                                   CORE FIXED INCOME SERIES | 23

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
  5.60%  -3.60%  11.40%   4.60%   8.50%   5.00%   4.44%   3.02%   3.67%     __%


BEST QUARTER: _____% - _____ QTR OF _____
WORST QUARTER: - _____% - _____ QTR OF _____


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class D shares - Before Taxes
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001, through September 4, 2003.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

24 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS D SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of offering price)          4.25%(2)         None             None             4.50%(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a percentage
of offering or sale price, whichever is less)               None(3)          5.00%(4)         1.00%(5)         None
------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)                         2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally managed)
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)                     0.25%            1.00%            1.00%            None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. For the year ended October 31, 2007, administrative services fees for Class A and Class D shares were ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


                                                   CORE FIXED INCOME SERIES | 25

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

26 | CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

                                                   CORE FIXED INCOME SERIES | 27

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REPURCHASE AGREEMENTS - When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

CREDIT DEFAULT SWAP AGREEMENTS - The Nationwide Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

28 | CORE FIXED INCOME SERIES

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Short Duration Bond Fund and Nationwide Tax-Free Income Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                   CORE FIXED INCOME SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The Adviser pays each subadviser (where applicable) from the management fee it receives. The total management fees paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, were as follows:


--------------------------------------------------------------------------------
FUND                                                 ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Fund
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund*
--------------------------------------------------------------------------------
Nationwide Government Bond Fund
--------------------------------------------------------------------------------
Nationwide Money Market Fund
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund*
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund
--------------------------------------------------------------------------------


* Fees were paid to Morley, as the Fund's investment adviser, for the period November 1, 2006 through April 30, 2007, after which NFA became the Funds' investment adviser and Morley became the subadviser.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser may manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

NATIONWIDE ASSET MANAGEMENT, LLC ("NWAM"): is the subadviser for the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Money Market Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company ("Nationwide Mutual") and is an affiliate of the Adviser.

MORLEY CAPITAL MANAGEMENT, INC. ("MORLEY"): is subadviser to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund. Morley is located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035. Morley is a wholly-owned subsidiary of Principal Financial Services, Inc.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Mutual.

Ms. Brown joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior investment analyst and is currently a Senior Investment Professional. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Mutual.


30 | CORE FIXED INCOME SERIES

NATIONWIDE ENHANCED INCOME FUND AND NATIONWIDE SHORT DURATION BOND FUND

Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds' investments.


Ms. Phillips joined Morley in 1999. She has 17 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Johnston joined Morley in 2000. He has six years of experience in finance and investments, including fixed-income portfolio management and training.


NATIONWIDE GOVERNMENT BOND FUND


Gary R. Hunt, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds, since March 1997. He currently also manages the Nationwide NVIT Government Bond Fund and an offshore U.S. government bond fund. He joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.


NATIONWIDE MONEY MARKET FUND


Dan Blevins, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments, on behalf of the Subadviser. Mr. Blevins joined Nationwide Insurance, an affiliate of the Adviser, in 1996 and now serves as Manager of Short Term Investments. While at Nationwide Insurance, Mr. Blevins has worked as an accountant and in the investment research department. He has managed short-term portfolios for the past seven years.


NATIONWIDE TAX-FREE INCOME FUND


Alpha Benson is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson manages the Nationwide Tax-Free Income Fund on behalf of NFA, and has been employed at NFA or its affiliates since 1977 as a Director of Municipal Securities and as a financial analyst. She has managed the Nationwide Tax-Free Income Fund and its predecessor since its inception in March 1986.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise subadvisory agreements with non-affiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o     communicating performance expectations and evaluations to the subadvisers;
      and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                   CORE FIXED INCOME SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right and on the next page compares Class A, Class B, Class C and Prime shares, which are available to all investors, and Class D shares which are available only to certain investors.

Class R, Service Class, Institutional Service Class, Institutional Class and IRA Class shares also are available only to certain investors. For eligible investors these share classes may be more suitable than Class A, Class B, Class C or Prime shares.

IRA Class shares of the Nationwide Short Duration Bond Fund are closed to new investors, including any exchanges from other Nationwide Funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Nationwide Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------

COMPARING CLASS A, CLASS D, CLASS B,
CLASS C AND PRIME SHARES

CLASSES AND CHARGES                    POINTS TO CONSIDER
CLASS A SHARES AND
CLASS D SHARES

Front-end sales charge up              A front-end sales charge means that
to 4.25% for Class A shares and 4.50%     a portion of your initial investment
for Class D shares. (2.25% for            goes toward the sales charge and is
Nationwide Enhanced Income Fund           not invested.
and Nationwide Short Duration Bond
Fund)                                  Reduction and waivers of sales charges
                                          may be available.
Contingent deferred
sales charge (CDSC)(1)                 Total annual operating expenses are lower
(Class A shares only)                     than Class B and Class C expenses
                                          which means higher dividends and/or
Annual service and/or                     net asset value ("NAV") per share.
12b-1 fee of 0.25%
(Class A shares only)                  No conversion feature.
Administrative services
fee of up to 0.25%                     No maximum investment amount.

--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                       No front-end sales charge means your full
                                          investment immediately goes
                                          toward buying shares.
                                       No reduction of CDSC, but waivers may be
                                          available.
                                       The CDSC declines 1% in most years to
                                          zero after six years.

Annual service and/or                  Total annual operating expenses are
12b-1 fee of 1.00%                        higher than Class A charges which
No administrative                         means lower dividends and/or NAV per
services fee                              share.

                                       Automatic conversion to Class A shares
                                          after seven years, which means lower
                                          annual expenses in the future.
                                       Maximum investment amount of $100,000.
                                          Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                          No front-end sales charge means your
(0.75% for Nationwide                     full investment immediately goes
Short Duration Bond                       toward buying shares.
Fund)                                  No reduction of CDSC, but waivers may be
                                          available.
                                       The CDSC declines to zero after one year.

Annual service and/or                  Total annual operating expenses are
12b-1 fee of 1.00%                        higher than Class A charges which
(0.75% for Nationwide                     means lower dividends and/or NAV per
Short Duration Bond                       share.
Fund)

                                       No conversion feature.

No administrative                      Maximum investment amount of
services fee                              $1,000,000(2). Larger investments may
                                          be rejected.

--------------------------------------------------------------------------------

32 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B,
CLASS C AND PRIME SHARES (CONT.)

CLASSES AND CHARGES                    POINTS TO CONSIDER
PRIME SHARES
(NATIONWIDE MONEY
MARKET FUND)

No annual service and/or               No front-end sales charge means your full
12b-1 fee                                 investment immediately goes toward
                                          buying shares.

Administrative services                No maximum investment amount.
fee of up to 0.25%

--------------------------------------------------------------------------------

(1) A CDSC of up to 0.75% for the Nationwide Bond Fund, the Nationwide Government Bond Fund and the Nationwide Tax-Free Income Fund; and 0.35% for the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund will be charged on Class A shares redeemed within 18 months of purchase (or two years in the case of the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund) if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES FOR NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND AND NATIONWIDE TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------
                                                                          DEALER
                                                   NET AMOUNT      COMMISSION AS
AMOUNT OF                        OFFERING            INVESTED      PERCENTAGE OF
PURCHASE                            PRICE      (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                   4.25%               4.44%             3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None              None*
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES FOR CLASS A SHARES FOR
NATIONWIDE ENHANCED INCOME FUND AND
NATIONWIDE SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------
                                                                          DEALER
                                                   NET AMOUNT      COMMISSION AS
AMOUNT OF                        OFFERING            INVESTED      PERCENTAGE OF
PURCHASE                            PRICE     (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                   2.25%               2.30%             2.00%
--------------------------------------------------------------------------------
$100,000 to $499,999                 1.75                1.78              1.50
--------------------------------------------------------------------------------
$500,000 to $999,999                 1.50                1.52              1.25
--------------------------------------------------------------------------------
$1 million or more                   None                None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as they purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES

--------------------------------------------------------------------------------
                                                 SALES CHARGE
                                              AS A PERCENTAGE             DEALER
                                                OF NET AMOUNT      COMMISSION AS
AMOUNT OF                        OFFERING            INVESTED      PERCENTAGE OF
PURCHASE                            PRICE      (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    4.50%               4.71%             4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.00                4.17              3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.00                3.09              2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.25
--------------------------------------------------------------------------------
$1 million or more                   None                None              None
--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 33

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from redemptions of Nationwide Fund Class D shares;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

34 | CORE FIXED INCOME SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund). The CDSC covers the finders fee paid to the selling dealer. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds you made that were subject to the Class A CDSC.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     a finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                                $1 MILLION      $4 MILLION  $25 MILLION
PURCHASE                              TO $3,999,999  TO $24,999,999      OR MORE
--------------------------------------------------------------------------------
Amount of CDSC on
   Nationwide Enhanced Income Fund
   and Nationwide Short Duration
   Bond Fund if redeemed within
   24 months of initial purchase              0.35%           0.25%        0.15%
--------------------------------------------------------------------------------
Amount of CDSC on other Funds
if redeemed within 18 months
of purchase                                   0.75%           0.50%        0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------------------
                                                                                    7 YEARS
SALE WITHIN     1 YEAR    2 YEARS     3 YEARS    4 YEARS     5 YEARS     6 YEARS    OR MORE
--------------------------------------------------------------------------------------------
Sales charge         5%         4%          3%         3%          2%          1%        0%
--------------------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

                                                   CORE FIXED INCOME SERIES | 35

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1% (0.75% for Class C shares of the Nationwide Short Duration Bond Fund).

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Service Class, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES

Institutional Service Class and Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, their affiliates and their corporate sponsors and subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

36 | CORE FIXED INCOME SERIES

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, IRA Class and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Service Class, Institutional Class and Prime shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, IRA Class and Service Class shares (Nationwide Money Market Fund only) pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                            AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                   0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                   1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                   1.00%* (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                   0.50% (0.25% of which may be either
                                 a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares
(Money Market Fund only)         0.15% (distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares
(Short Duration Bond Fund only)  0.25% (distribution or service fee)
--------------------------------------------------------------------------------
IRA Class shares                 0.25% (distribution or service fee)
--------------------------------------------------------------------------------

*     0.75% for Nationwide Short Duration Bond Fund

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R, IRA Class and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R, Service Class, IRA Class and Prime shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime share assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

                                                   CORE FIXED INCOME SERIES | 37

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

38 | CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.

------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its        must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank
      and arrange to fax your completed application.                      on the next business day after your order has
                                                                          been processed.
o     your bank may charge a fee to wire funds.
                                                                    o     Nationwide Funds deducts a $20 service fee from the
o     the wire must be received by 4:00 p.m. in order to receive          redemption proceeds for this service.
      the current day's NAV.
                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number         Institutional Class shares should call our toll-free number.

                                                   CORE FIXED INCOME SERIES | 39

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

The Nationwide Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

40 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                                        $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
IRA CLASS SHARES
To open an account                                            $1,000 (per Fund)
Additional investments                                                     $100
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. For Prime Shares of Nationwide Money Market Fund, if the average monthly value of your account falls below $250, you are generally subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the low-balance fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

                                                   CORE FIXED INCOME SERIES | 41

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem shares in Class A, Class D, Class B, Class C , Prime and IRA Class shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

42 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 43

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


---------------------------------------------------------------------------------
                                                                         MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
---------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%                90
---------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%                90
---------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%                90
---------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%                90
---------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%                90
---------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%                90
---------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%                90
---------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%                90
---------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%                90
---------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%                90
---------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%                90
---------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%                90
---------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%                90
---------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%                90
---------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%                90
---------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%                90
---------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%                90
---------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%                90
---------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%                90
---------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%                90
---------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%                90
---------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%                90
---------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%                90
---------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%                90
---------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%                30
---------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%                30
---------------------------------------------------------------------------------
Nationwide Fund                                          2.00%                30
---------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%                30
---------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%                30
---------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%                30
---------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                 7
---------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                 7
---------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                 7
---------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                 7
---------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                 7
---------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                 7
---------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                 7
---------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                 7
---------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                 7
---------------------------------------------------------------------------------


44 | CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

The Nationwide Money Market Fund expects to declare daily and distribute net investment income, if any, to shareholders as dividends monthly. The Nationwide Bond, Nationwide Government Bond, Nationwide Tax-Free Income, Nationwide Enhanced Income and Nationwide Short Duration Bond Funds expect to declare and distribute net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

NATIONWIDE TAX-FREE INCOME FUND

Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099-DIV. Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

                                                   CORE FIXED INCOME SERIES | 45

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in the Funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

46 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES               DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET               UNREALIZED
                                      VALUE,         NET        GAINS  TOTAL FROM         NET                  NET ASSET
                                   BEGINNING  INVESTMENT  (LOSSES) ON  INVESTMENT  INVESTMENT          TOTAL  VALUE, END       TOTAL
                                   OF PERIOD      INCOME  INVESTMENTS  ACTIVITIES      INCOME  DISTRIBUTIONS   OF PERIOD  RETURN (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $   9.43        0.46        0.24         0.70      (0.46)         (0.46)      $ 9.67    7.55%
Year Ended October 31, 2004         $   9.67        0.43        0.08         0.51      (0.43)         (0.43)      $ 9.75    5.37%
Year Ended October 31, 2005         $   9.75        0.40       (0.22)        0.18      (0.40)         (0.40)      $ 9.53    1.87%
Year Ended October 31, 2006         $   9.53        0.44        0.04         0.48      (0.43)         (0.43)      $ 9.58    5.22%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (d)   $   9.49        0.06        0.18         0.24      (0.06)         (0.06)      $ 9.67    2.50%(g)
Year Ended October 31, 2004         $   9.67        0.36        0.08         0.44      (0.36)         (0.36)      $ 9.75    4.66%
Year Ended October 31, 2005         $   9.75        0.34       (0.22)        0.12      (0.34)         (0.34)      $ 9.53    1.18%
Year Ended October 31, 2006         $   9.53        0.39        0.02         0.41      (0.37)         (0.37)      $ 9.57    4.41%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)   $   9.50        0.06        0.18         0.24      (0.06)         (0.06)      $ 9.68    2.49%(g)
Year Ended October 31, 2004         $   9.68        0.36        0.08         0.44      (0.36)         (0.36)      $ 9.76    4.63%
Year Ended October 31, 2005         $   9.76        0.34       (0.22)        0.12      (0.34)         (0.34)      $ 9.54    1.18%
Year Ended October 31, 2006         $   9.54        0.39        0.02         0.41      (0.37)         (0.37)      $ 9.58    4.40%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003         $   9.44        0.49        0.24         0.73      (0.49)         (0.49)      $ 9.68    7.81%
Year Ended October 31, 2004         $   9.68        0.45        0.09         0.54      (0.45)         (0.45)      $ 9.77    5.75%
Year Ended October 31, 2005         $   9.77        0.43       (0.22)        0.21      (0.43)         (0.43)      $ 9.55    2.15%
Year Ended October 31, 2006         $   9.55        0.48        0.02         0.50      (0.46)         (0.46)      $ 9.59    5.39%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
                                                                                           RATIO OF
                                                                              RATIO OF   INVESTMENT
                                                                    RATIO     EXPENSES       INCOME
                                                                   OF NET    (PRIOR TO    (PRIOR TO
                                   NET ASSETS        RATIO OF  INVESTMENT   REIMBURSE-   REIMBURSE-
                                    AT END OF     EXPENSES TO   INCOME TO    MENTS) TO    MENTS) TO
                                       PERIOD     AVERAGE NET     AVERAGE  AVERAGE NET  AVERAGE NET     PORTFOLIO
                                       (000S)          ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        $   10,128        1.08%       4.74%             (i)          (i)        17.73%
Year Ended October 31, 2004        $   10,669        1.04%       4.38%             (i)          (i)        17.20%
Year Ended October 31, 2005        $   10,212        1.10%       4.15%             (i)          (i)        34.08%
Year Ended October 31, 2006        $   11,434        1.08%       4.76%           1.08%        4.76%        36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (d)  $       24        1.83%(h)    3.62%(h)          (i)          (i)        17.73%
Year Ended October 31, 2004        $      102        1.72%       3.64%             (i)          (i)        17.20%
Year Ended October 31, 2005        $      223        1.78%       3.46%             (i)          (i)        34.08%
Year Ended October 31, 2006        $      268        1.75%       4.12%           1.75%        4.12%        36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)  $        9        1.87%(h)    3.60%(h)          (i)          (i)        17.73%
Year Ended October 31, 2004        $      182        1.72%       3.48%             (i)          (i)        17.20%
Year Ended October 31, 2005        $      696        1.78%       3.45%             (i)          (i)        34.08%
Year Ended October 31, 2006        $    1,306        1.74%       4.15%           1.74%        4.15%        36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003        $  127,591        0.82%       5.00%             (i)          (i)        17.73%
Year Ended October 31, 2004        $  112,631        0.78%       4.64%             (i)          (i)        17.20%
Year Ended October 31, 2005        $   99,133        0.83%       4.41%             (i)          (i)        34.08%
Year Ended October 31, 2006        $   83,878        0.80%       5.00%           0.80%        5.00%        36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

                                                   CORE FIXED INCOME SERIES | 47

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES               DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET               UNREALIZED
                                      VALUE,         NET        GAINS  TOTAL FROM         NET                  NET ASSET
                                   BEGINNING  INVESTMENT  (LOSSES) ON  INVESTMENT  INVESTMENT          TOTAL  VALUE, END       TOTAL
                                   OF PERIOD      INCOME  INVESTMENTS  ACTIVITIES      INCOME  DISTRIBUTIONS   OF PERIOD  RETURN (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)   $   9.80        0.03       (0.12)      (0.09)      (0.03)         (0.03)      $ 9.68  (0.92%)(g)
Year Ended October 31, 2004         $   9.68        0.39        0.09        0.48       (0.39)         (0.39)      $ 9.77   5.06%
Year Ended October 31, 2005         $   9.77        0.40       (0.22)       0.18       (0.40)         (0.40)      $ 9.55   1.81%
Year Ended October 31, 2006         $   9.55        0.42        0.03        0.45       (0.41)         (0.41)      $ 9.59   4.88%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)   $   9.50        0.15        0.26        0.41       (0.15)         (0.15)      $ 9.76   4.32%(g)
Year Ended October 31, 2005         $   9.76        0.43       (0.21)       0.22       (0.43)         (0.43)      $ 9.55   2.30%
Year Ended October 31, 2006         $   9.55        0.47        0.03        0.50       (0.46)         (0.46)      $ 9.59   5.45%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                              RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
                                                                                           RATIO OF
                                                                              RATIO OF   INVESTMENT
                                                                    RATIO     EXPENSES       INCOME
                                                                   OF NET    (PRIOR TO    (PRIOR TO
                                   NET ASSETS        RATIO OF  INVESTMENT   REIMBURSE-   REIMBURSE-
                                    AT END OF     EXPENSES TO   INCOME TO    MENTS) TO    MENTS) TO
                                       PERIOD     AVERAGE NET     AVERAGE  AVERAGE NET  AVERAGE NET     PORTFOLIO
                                       (000S)          ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)  $        1        1.85%(h)    3.48%(h)     1.95%(h)     3.38%(h)        17.73%
Year Ended October 31, 2004        $        1        1.37%       3.99%             (i)          (i)        17.20%
Year Ended October 31, 2005        $        1        1.14%       4.08%             (i)          (i)        34.08%
Year Ended October 31, 2006        $        1        1.30%       4.53%        1.30%        4.53%           36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)  $      260        0.73%(h)    4.51%(h)          (i)          (i)        17.20%
Year Ended October 31, 2005        $    4,641        0.78%       4.47%             (i)          (i)        34.08%
Year Ended October 31, 2006        $   12,233        0.74%       5.17%        0.74%        5.17%           36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

48 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE ENHANCED INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NET
                                                                REALIZED AND
                                       NET ASSET                  UNREALIZED
                                          VALUE,          NET          GAINS   TOTAL FROM          NET                    NET ASSET
                                       BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL   VALUE, END
                                       OF PERIOD       INCOME    INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $9.44         0.30         (0.18)        0.12        (0.30)          (0.30)        $9.26
Year Ended October 31, 2004                $9.26         0.16         (0.09)        0.07        (0.17)          (0.17)        $9.16
Year Ended October 31, 2005                $9.16         0.22         (0.07)        0.15        (0.23)          (0.23)        $9.08
Year Ended October 31, 2006                $9.08         0.32          0.05         0.37        (0.32)          (0.32)        $9.13
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (d)          $9.30         0.02         (0.03)       (0.01)       (0.02)          (0.02)        $9.27
Year Ended October 31, 2004                $9.27         0.13         (0.09)        0.04        (0.14)          (0.14)        $9.17
Year Ended October 31, 2005                $9.17         0.22         (0.07)        0.15        (0.23)          (0.23)        $9.09
Year Ended October 31, 2006                $9.09         0.32          0.05         0.37        (0.32)          (0.32)        $9.14
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                $9.44         0.31         (0.17)        0.14        (0.31)          (0.31)        $9.27
Year Ended October 31, 2004                $9.27         0.17         (0.09)        0.08        (0.18)          (0.18)        $9.17
Year Ended October 31, 2005                $9.17         0.23         (0.07)        0.16        (0.24)          (0.24)        $9.09
Year Ended October 31, 2006 (g)            $9.09         0.32          0.05         0.37        (0.32)          (0.32)        $9.14
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                $9.44         0.33         (0.18)        0.15        (0.33)          (0.33)        $9.26
Year Ended October 31, 2004                $9.26         0.19         (0.08)        0.11        (0.20)          (0.20)        $9.17
Year Ended October 31, 2005                $9.17         0.25         (0.07)        0.18        (0.26)          (0.26)        $9.09
Year Ended October 31, 2006                $9.09         0.34          0.04         0.38        (0.34)          (0.34)        $9.13
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                       RATIO OF     INVESTMENT
                                                                             RATIO     EXPENSES         INCOME
                                                                            OF NET    (PRIOR TO      (PRIOR TO
                                                NET ASSETS    RATIO OF  INVESTMENT   REIMBURSE-     REIMBURSE-
                                                 AT END OF    EXPENSES   INCOME TO    MENTS) TO      MENTS) TO
                                         TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                    RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          1.31%        $  2,404    0.78%       3.11%        0.88%          3.01%           29.97%
Year Ended October 31, 2004          0.73%        $  1,575    0.80%       1.74%        0.85%          1.69%           51.59%
Year Ended October 31, 2005          1.66%        $  1,242    0.80%       2.36%        0.85%          2.31%           60.80%
Year Ended October 31, 2006          4.15%        $  1,570    0.72%       3.51%        0.76%          3.47%           77.44%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (d)   (0.13%)(e)    $      1    1.05%(f)    2.01%(f)     1.15%(f)       1.91%(f)        29.97%
Year Ended October 31, 2004          0.48%        $      1    1.00%       1.49%        1.00%          1.49%           51.59%
Year Ended October 31, 2005          1.70%        $      1    0.72%       2.42%        0.72%          2.42%           60.80%
Year Ended October 31, 2006          4.12%        $      1    0.74%       3.50%        0.74%          3.50%           77.44%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003          1.50%        $  9,256    0.70%       3.25%        0.80%          3.15%           29.97%
Year Ended October 31, 2004          0.82%        $  7,476    0.70%       1.84%        0.75%          1.79%           51.59%
Year Ended October 31, 2005          1.77%        $  5,661    0.70%       2.47%        0.75%          2.42%           60.80%
Year Ended October 31, 2006 (g)      4.17%        $     12    0.70%       3.47%        0.73%          3.44%           77.44%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          1.64%        $155,704    0.45%       3.40%        0.55%          3.30%           29.97%
Year Ended October 31, 2004          1.07%        $299,898    0.45%       2.05%        0.50%          2.00%           51.59%
Year Ended October 31, 2005          2.13%        $452,749    0.45%       2.76%        0.50%          2.71%           60.80%
Year Ended October 31, 2006          4.31%        $437,052    0.45%       3.79%        0.49%          3.75%           77.44%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                                   CORE FIXED INCOME SERIES | 49

SECTION 6 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET               UNREALIZED
                                      VALUE,         NET        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING  INVESTMENT  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      INCOME  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $10.95        0.41       (0.16)        0.25      (0.40)    (0.19)         (0.59)     $ 10.61
Year Ended October 31, 2004           $10.61        0.35        0.03         0.38      (0.36)    (0.26)         (0.62)     $ 10.37
Year Ended October 31, 2005           $10.37        0.35       (0.20)        0.15      (0.35)       --          (0.35)     $ 10.17
Year Ended October 31, 2006           $10.17        0.40        0.02         0.42      (0.39)    (0.01)         (0.40)     $ 10.19
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (d)     $10.48        0.06        0.12         0.18      (0.05)       --          (0.05)     $ 10.61
Year Ended October 31, 2004           $10.61        0.28        0.03         0.31      (0.29)    (0.26)         (0.55)     $ 10.37
Year Ended October 31, 2005           $10.37        0.29       (0.20)        0.09      (0.29)       --          (0.29)     $ 10.17
Year Ended October 31, 2006           $10.17        0.34        0.02         0.36      (0.33)    (0.01)         (0.34)     $ 10.19
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)     $10.48        0.06        0.12         0.18      (0.05)       --          (0.05)     $ 10.61
Year Ended October 31, 2004           $10.61        0.28        0.03         0.31      (0.29)    (0.26)         (0.55)     $ 10.37
Year Ended October 31, 2005           $10.37        0.29       (0.21)        0.08      (0.29)       --          (0.29)     $ 10.16
Year Ended October 31, 2006           $10.16        0.34        0.03         0.37      (0.33)    (0.01)         (0.34)     $ 10.19
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003           $10.95        0.44       (0.15)        0.29      (0.43)    (0.19)         (0.62)     $ 10.62
Year Ended October 31, 2004           $10.62        0.38        0.02         0.40      (0.39)    (0.26)         (0.65)     $ 10.37
Year Ended October 31, 2005           $10.37        0.38       (0.20)        0.18      (0.38)       --          (0.38)     $ 10.17
Year Ended October 31, 2006           $10.17        0.43        0.02         0.45      (0.42)    (0.01)         (0.43)     $ 10.19
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)     $10.77        0.04       (0.16)      (0.12)      (0.03)       --          (0.03)     $ 10.62
Year Ended October 31, 2004           $10.62        0.32        0.03         0.35      (0.33)    (0.26)         (0.59)     $ 10.38
Year Ended October 31, 2005           $10.38        0.35       (0.21)        0.14      (0.35)       --          (0.35)     $ 10.17
Year Ended October 31, 2006           $10.17        0.40        0.03         0.43      (0.39)    (0.01)         (0.40)     $ 10.20
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)     $10.11        0.12        0.28         0.40      (0.13)       --          (0.13)     $ 10.38
Year Ended October 31, 2005 (j)       $10.38        0.39       (0.21)        0.18      (0.39)       --          (0.39)     $ 10.17
Year Ended October 31, 2006           $10.17        0.44        0.02         0.46      (0.43)    (0.01)         (0.44)     $ 10.19
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                         RATIO OF    INVESTMENT
                                                                              RATIO      EXPENSES        INCOME
                                                                             OF NET     (PRIOR TO     (PRIOR TO
                                               NET ASSETS     RATIO OF   INVESTMENT    REIMBURSE-    REIMBURSE-
                                                AT END OF     EXPENSES    INCOME TO     MENTS) TO     MENTS) TO
                                       TOTAL       PERIOD   TO AVERAGE      AVERAGE   AVERAGE NET   AVERAGE NET      PORTFOLIO
                                  RETURN (a)       (000S)   NET ASSETS   NET ASSETS    ASSETS (b)    ASSETS (b)   TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003        2.29%         $ 56,589     1.10%        3.76%              (i)           (i)        106.65%
Year Ended October 31, 2004        3.68%         $ 55,481     1.07%        3.37%              (i)           (i)        110.72%
Year Ended October 31, 2005        1.46%         $ 54,166     1.10%        3.41%              (i)           (i)        117.67%
Year Ended October 31, 2006        4.25%         $ 31,586     1.09%        3.95%         1.09%         3.95%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (d)  1.73%(g)      $      1     1.80%(h)     3.52%(h)           (i)           (i)        106.65%
Year Ended October 31, 2004        3.04%         $    170     1.69%        2.75%              (i)           (i)        110.72%
Year Ended October 31, 2005        0.85%         $    152     1.71%        2.79%              (i)           (i)        117.67%
Year Ended October 31, 2006        3.61%         $    361     1.69%        3.42%         1.69%         3.42%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)  1.73%(g)      $     65     1.76%(h)     4.11%(h)           (i)           (i)        106.65%
Year Ended October 31, 2004        3.03%         $    296     1.69%        2.75%              (i)           (i)        110.72%
Year Ended October 31, 2005        0.75%         $    331     1.71%        2.80%              (i)           (i)        117.67%
Year Ended October 31, 2006        3.69%         $  2,645     1.69%        3.45%         1.69%         3.45%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003        2.67%         $154,556     0.82%        4.03%              (i)           (i)        106.65%
Year Ended October 31, 2004        3.87%         $121,325     0.78%        3.66%              (i)           (i)        110.72%
Year Ended October 31, 2005        1.76%         $105,987     0.81%        3.70%              (i)           (i)        117.67%
Year Ended October 31, 2006        4.55%         $ 92,547     0.79%        4.24%         0.79%         4.24%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e) (1.12%)(g)     $      1     1.48%(h)     4.13%(h)      1.58%(h)      4.03%(h)        106.65%
Year Ended October 31, 2004        3.41%         $      1     1.37%        3.12%              (i)           (i)        110.72%
Year Ended October 31, 2005        1.34%         $      1     1.06%        3.39%              (i)           (i)        117.67%
Year Ended October 31, 2006        4.35%         $      1     1.08%        3.96%         1.08%         3.96%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)  4.00%(g)      $     14     0.69%(h)     3.66%(h)           (i)           (i)        110.72%
Year Ended October 31, 2005 (j)    1.72%         $      1     0.72%        3.85%              (i)           (i)        117.67%
Year Ended October 31, 2006        4.68%         $      1     0.72%        4.38%         0.72%         4.38%           150.10%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

(j) Net investment income (loss) is based on average shares outstanding during the period.

50 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT ACTIVITIES           DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
                                  NET ASSET
                                      VALUE,          NET     TOTAL FROM          NET                    NET ASSET
                                   BEGINNING   INVESTMENT     INVESTMENT   INVESTMENT           TOTAL   VALUE, END
                                   OF PERIOD       INCOME     ACTIVITIES      INCOMED   DISTRIBUTIONS    OF PERIOD
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2004           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2005           $ 1.00         0.02           0.02       (0.02)         (0.02)        $ 1.00
Year Ended October 31, 2006           $ 1.00         0.04           0.04       (0.04)         (0.04)        $ 1.00
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2004           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2005           $ 1.00         0.02           0.02       (0.02)         (0.02)        $ 1.00
Year Ended October 31, 2006           $ 1.00         0.04           0.04       (0.04)         (0.04)        $ 1.00
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
PRIME SHARES
Year Ended October 31, 2003           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2004           $ 1.00         0.01           0.01       (0.01)         (0.01)        $ 1.00
Year Ended October 31, 2005           $ 1.00         0.02           0.02       (0.02)         (0.02)        $ 1.00
Year Ended October 31, 2006           $ 1.00         0.04           0.04       (0.04)         (0.04)        $ 1.00
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   RATIO          RATIO OF       RATIO OF NET
                                                                                  OF NET          EXPENSES         INVESTMENT
                                                   NET ASSETS      RATIO OF   INVESTMENT         (PRIOR TO   INCOME (PRIOR TO
                                                    AT END OF   EXPENSES TO    INCOME TO   REIMBURSEMENTS)    REIMBURSEMENTS)
                                                       PERIOD       AVERAGE      AVERAGE        TO AVERAGE         TO AVERAGE
                                   TOTAL RETURN        (000S)    NET ASSETS   NET ASSETS    NET ASSETS (a)     NET ASSETS (a)
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003               0.77%   $ 1,214,406         0.56%        0.73%               (c)                (c)
Year Ended October 31, 2004               0.73%   $ 1,219,343         0.54%        0.73%               (c)                (c)
Year Ended October 31, 2005               2.41%   $ 1,525,487         0.55%        2.40%               (c)                (c)
Year Ended October 31, 2006               4.40%   $ 1,271,826         0.54%        4.32%               (c)                (c)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               0.59%   $     8,473         0.75%        0.89%             0.92%              0.72%
Year Ended October 31, 2004               0.52%   $     5,952         0.75%        0.51%             0.78%              0.48%
Year Ended October 31, 2005               2.21%   $     6,710         0.75%        2.30%             0.88%              2.16%
Year Ended October 31, 2006               4.17%   $     9,901         0.75%        4.14%             0.80%              4.09%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
PRIME SHARES
Year Ended October 31, 2003               0.69%   $   470,771         0.64%        0.73%               (c)                (c)
Year Ended October 31, 2004               0.67%   $   395,038         0.60%        0.66%               (c)                (c)
Year Ended October 31, 2005               2.36%   $   334,991         0.60%        2.31%               (c)                (c)
Year Ended October 31, 2006               4.35%   $   359,067         0.59%        4.27%               (c)                (c)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  There were no fee reductions in this period.


                                                   CORE FIXED INCOME SERIES | 51

SECTION 6 NATIONWIDE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)      $10.00         0.08           --          0.08       (0.08)        --           (0.08)
Year Ended October 31, 2004            $10.00         0.23        (0.07)         0.16       (0.23)     (0.01)          (0.24)
Year Ended October 31, 2005            $10.00         0.25        (0.15)         0.10       (0.27)        --           (0.27)
Year Ended October 31, 2006            $ 9.83         0.30         0.07          0.37       (0.33)        --           (0.33)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (e)      $ 9.91         0.13        (0.06)         0.07       (0.15)        --           (0.15)
Year Ended October 31, 2006            $ 9.83         0.27         0.07          0.34       (0.29)        --           (0.29)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003            $10.00         0.34           --          0.34       (0.34)        --           (0.34)
Year Ended October 31, 2004            $10.00         0.27        (0.07)         0.20       (0.27)     (0.01)          (0.28)
Year Ended October 31, 2005            $10.00         0.27        (0.15)         0.12       (0.29)        --           (0.29)
Year Ended October 31, 2006            $ 9.83         0.33         0.07          0.40       (0.36)        --           (0.36)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003            $10.00         0.29         0.01          0.30       (0.30)        --           (0.30)
Year Ended October 31, 2004            $10.00         0.23        (0.07)         0.16       (0.23)     (0.01)          (0.24)
Year Ended October 31, 2005            $10.00         0.24        (0.15)         0.09       (0.26)        --           (0.26)
Year Ended October 31, 2006            $ 9.83         0.28         0.08          0.36       (0.32)        --           (0.32)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $10.00         0.30           --          0.30       (0.30)        --           (0.30)
Year Ended October 31, 2004            $10.00         0.22        (0.07)         0.15       (0.22)     (0.01)          (0.23)
Year Ended October 31, 2005            $10.00         0.24        (0.15)         0.09       (0.26)        --           (0.26)
Year Ended October 31, 2006            $ 9.83         0.30         0.07          0.37       (0.33)        --           (0.33)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                     CAPITAL
                                                   CONTRIBU-    NET ASSET
                                        REVERSE   TIONS FROM   VALUE, END        TOTAL
                                    STOCK SPLIT      ADVISER    OF PERIOD   RETURN (a)
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)         --              --       $10.00     0.76%(f)
Year Ended October 31, 2004             0.01(h)         0.07       $10.00     2.35%(i)
Year Ended October 31, 2005               --              --       $ 9.83     0.98%
Year Ended October 31, 2006               --              --       $ 9.87     3.87%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (e)         --              --       $ 9.83     0.76%(f)
Year Ended October 31, 2006               --              --       $ 9.88     3.52%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003               --              --       $10.00     3.41%
Year Ended October 31, 2004             0.01(h)         0.07       $10.00     2.69%(j)
Year Ended October 31, 2005               --              --       $ 9.83     1.24%
Year Ended October 31, 2006               --              --       $ 9.87     4.13%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003               --              --       $10.00     2.99%
Year Ended October 31, 2004             0.01(h)         0.07       $10.00     2.30%(k)
Year Ended October 31, 2005               --              --       $ 9.83     0.90%
Year Ended October 31, 2006               --              --       $ 9.87     3.73%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               --              --       $10.00     3.05%
Year Ended October 31, 2004             0.01(h)         0.07       $10.00     2.26%(l)
Year Ended October 31, 2005               --              --       $ 9.83     0.95%
Year Ended October 31, 2006               --              --       $ 9.87     3.78%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                                                           INVESTMENT
                                                                   RATIO      RATIO OF         INCOME
                                                                  OF NET      EXPENSES         (LOSS)
                                                              INVESTMENT     (PRIOR TO      (PRIOR TO
                                    NET ASSETS     RATIO OF       INCOME    REIMBURSE-     REIMBURSE-
                                     AT END OF     EXPENSES    (LOSS) TO     MENTS) TO      MENTS) TO
                                        PERIOD   TO AVERAGE      AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS   NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d)     $     42     0.95%(g)     2.68%(g)      1.05%(g)       2.58%(g)         16.61%
Year Ended October 31, 2004           $  1,585     0.86%        2.08%         0.96%          1.98%           129.96%
Year Ended October 31, 2005           $  1,017     0.78%        2.40%         0.88%          2.30%           292.03%
Year Ended October 31, 2006           $    959     0.71%        3.14%         0.81%          3.04%            28.68%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (e)     $      1     1.40%(g)     2.08%(g)      1.40%(g)       2.08%(g)        292.03%
Year Ended October 31, 2006           $    142     1.18%        2.71%         1.28%          2.61%            28.68%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003           $ 47,491     0.60%        3.40%         0.70%          3.30%            16.61%
Year Ended October 31, 2004           $ 72,996     0.54%        2.63%         0.64%          2.53%           129.96%
Year Ended October 31, 2005           $  6,741     0.49%        2.46%         0.59%          2.36%           292.03%
Year Ended October 31, 2006           $  5,354     0.46%        3.38%         0.56%          3.28%            28.68%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003           $413,934     1.01%        2.90%         1.11%          2.80%            16.61%
Year Ended October 31, 2004           $369,014     0.91%        2.29%         1.01%          2.19%           129.96%
Year Ended October 31, 2005           $ 43,888     0.83%        2.21%         0.93%          2.11%           292.03%
Year Ended October 31, 2006           $ 22,263     0.84%        2.99%         0.94%          2.89%            28.68%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003           $196,569     0.95%        3.06%         1.05%          2.96%            16.61%
Year Ended October 31, 2004           $263,900     0.97%        2.20%         1.07%          2.10%           129.96%
Year Ended October 31, 2005           $ 80,818     0.83%        2.31%         0.93%          2.21%           292.03%
Year Ended October 31, 2006           $ 67,817     0.79%        3.05%         0.89%          2.95%            28.68%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h)   Per share numbers prior to April 16, 2004 have been adjusted to reflect a
      1.00620 for 1 reverse stock split.

(i) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

(l) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.


52 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                            REALIZED AND
                                   NET ASSET                  UNREALIZED
                                      VALUE,          NET          GAINS   TOTAL FROM          NET
                                   BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                   OF PERIOD       INCOME    INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 10.51         0.44         (0.02)         0.42       (0.44)          (0.44)
Year Ended October 31, 2004          $ 10.49         0.43          0.18          0.61       (0.43)          (0.43)
Year Ended October 31, 2005          $ 10.67         0.39         (0.18)         0.21       (0.39)          (0.39)
Year Ended October 31, 2006          $ 10.49         0.43          0.01          0.44       (0.43)          (0.43)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003(c)     $ 10.28         0.06          0.20          0.26       (0.06)          (0.06)
Year Ended October 31, 2004          $ 10.48         0.35          0.19          0.54       (0.35)          (0.35)
Year Ended October 31, 2005          $ 10.67         0.32         (0.20)         0.12       (0.31)          (0.31)
Year Ended October 31, 2006          $ 10.48         0.35          0.02          0.37       (0.35)          (0.35)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003(c)     $ 10.27         0.06          0.20          0.26       (0.06)          (0.06)
Year Ended October 31, 2004          $ 10.47         0.36          0.17          0.53       (0.36)          (0.36)
Year Ended October 31, 2005          $ 10.64         0.32         (0.19)         0.13       (0.31)          (0.31)
Year Ended October 31, 2006          $ 10.46         0.35          0.02          0.37       (0.35)          (0.35)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $ 10.51         0.47         (0.02)         0.45       (0.47)          (0.47)
Year Ended October 31, 2004          $ 10.49         0.46          0.18          0.64       (0.46)          (0.46)
Year Ended October 31, 2005          $ 10.67         0.42         (0.19)         0.23       (0.42)          (0.42)
Year Ended October 31, 2006          $ 10.48         0.46          0.02          0.48       (0.46)          (0.46)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
                                                                                              RATIO
                                                                                             OF NET
                                                               NET ASSETS     RATIO OF   INVESTMENT
                                      NET ASSET                 AT END OF     EXPENSES    INCOME TO
                                     VALUE, END        TOTAL       PERIOD   TO AVERAGE      AVERAGE      PORTFOLIO
                                      OF PERIOD   RETURN (a)       (000S)   NET ASSETS   NET ASSETS   TURNOVER (b)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $ 10.49     4.09%       $   7,580     0.98%        4.20%            16.91%
Year Ended October 31, 2004             $ 10.67     5.97%       $   9,599     0.93%        4.10%             0.00%
Year Ended October 31, 2005             $ 10.49     1.98%       $  10,054     0.98%        3.67%             3.70%
Year Ended October 31, 2006             $ 10.50     4.30%       $   8,714     0.95%        4.12%             1.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003(c)        $ 10.48     2.48%(d)    $      41     1.72%(e)     3.54%(e)         16.91%
Year Ended October 31, 2004             $ 10.67     5.28%       $     370     1.68%        3.36%             0.00%
Year Ended October 31, 2005             $ 10.48     1.19%       $     602     1.73%        2.90%             3.70%
Year Ended October 31, 2006             $ 10.50     3.52%       $     792     1.70%        3.37%             1.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003(c)        $ 10.47     2.48%(d)    $       1     1.72%(e)     3.65%(e)         16.91%
Year Ended October 31, 2004             $ 10.64     5.12%       $     984     1.66%        3.32%             0.00%
Year Ended October 31, 2005             $ 10.46     1.30%       $   1,211     1.73%        2.91%             3.70%
Year Ended October 31, 2006             $ 10.48     3.53%       $   1,207     1.70%        3.38%             1.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003             $ 10.49     4.36%       $ 184,774     0.72%        4.47%            16.91%
Year Ended October 31, 2004             $ 10.67     6.23%       $ 174,451     0.68%        4.35%             0.00%
Year Ended October 31, 2005             $ 10.48     2.24%       $ 162,139     0.72%        3.92%             3.70%
Year Ended October 31, 2006             $ 10.50     4.56%       $ 145,553     0.70%        4.37%             1.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(d)   Not annualized.

(e)   Annualized.

                                                   CORE FIXED INCOME SERIES | 53

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-CFX 2/08

CORE FIXED INCOME Series

Nationwide Bond Fund
Nationwide Government Bond Fund
Nationwide Tax-Free Income Fund

Class X and Class Y Shares

FundPROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUND(SM)

                                                                 ON YOUR SIDE(R)

CORE FIXED INCOME Series

Fixed-income funds designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Bond Fund Class X                                              GBXDX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class Y                                              GBDYX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class X                                   GGXYX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class Y                                   GGVYX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class X                                   GXTFX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class Y                                   GTFYX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Bond Fund
                Nationwide Government Bond Fund
                Nationwide Tax-Free Income Fund

13              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

16              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Portfolio Management
                Multi-Manager Structure

18              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

29              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

31              SECTION 6: FINANCIAL HIGHLIGHTS


                                                    CORE FIXED INCOME SERIES | 1

--------------------------------------------------------------------------------

CORE FIXED INCOME Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Bond Fund
Nationwide Government Bond Fund
Nationwide Tax-Free Income Fund


THE FUNDS ARE PRIMARILY INTENDED:


o to help investors to seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each of Nationwide Bond Fund and Nationwide Government Bond Fund offers eight share classes -- Class A, Class B, Class C, Class D, Class R and Institutional Class (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Nationwide Tax-Free Income Fund offers six share classes--Class A, Class B, Class C and Class D (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Before September 1, 2003, Class X and Class Y shares were designated as Class B and Class C shares, respectively.

CLASS X AND CLASS Y SHARES ARE NOT AVAILABLE TO NEW INVESTORS. SHAREHOLDERS WHO CURRENTLY OWN CLASS X AND CLASS Y SHARES ARE ELIGIBLE TO PURCHASE SHARES OF THE FUND(S) THEY OWN.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Nationwide Tax-Free Income Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby the Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to such new Aberdeen Fund. The Board of Trustees of Aberdeen Funds approved the Agreement and Plan of Reorganization at its meeting on December 12, 2007.

Implementation of the Agreement and Plan of Reorganization is subject to shareholder approval.


2 | CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DERIVATIVE - a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds." They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                    CORE FIXED INCOME SERIES | 3

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of it net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES;

o     ASSET-BACKED SECURITIES;

o     foreign government and corporate bonds, denominated in U.S. dollars;

o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories;

o     HIGH-YIELD BONDS and

o     DERIVATIVES.

In selecting securities, the Fund's management typically maintains an average portfolio DURATION of three to seven years.


The Fund's management seeks value and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

LOWER RATED SECURITIES RISK - refers to the risk that the Fund's investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


4 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999    2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 7.80%   -3.70%   6.60%    9.00%   8.40%   5.50%   4.01%   2.42%   3.58%   ____%


BEST QUARTER: _____% - _____ QTR OF _____
WORST QUARTER: _____% - _____ QTR OF _____


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------


                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes
   on Distributions(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes on
   Distributions and Sales of Shares(2)
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit
   Bond Index(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 12, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

(3) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                    CORE FIXED INCOME SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                     CLASS X SHARES   CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                        None             None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                              5.00%(2)         1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                              2.00%            2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                       0.85%            0.85%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
--------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


6 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's management seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

                                                    CORE FIXED INCOME SERIES | 7

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999     2000     2001     2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
 7.50%  -2.70%   12.00%    6.90%   10.10%   1.20%   2.65%   2.00%   2.97%  ____%


BEST QUARTER: ______% - _____ QTR OF _____
WORST QUARTER: ______% - _____ QTR OF _____


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------


                                                   1 YEAR   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes
  on Distributions(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes on
  Distributions and Sales of Shares(2)
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)
--------------------------------------------------------------------------------
Merrill Lynch Government Master Index(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 12, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

(3) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

8 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                 CLASS X SHARES      CLASS Y SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    None                None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                 5.00%(2)            1.00%(3)
-------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed
or exchanged)(4)                                   2.00%               2.00%
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
-------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)            0.85%               0.85%
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
-------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


                                                    CORE FIXED INCOME SERIES | 9

SECTION 1 NATIONWIDE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in INVESTMENT GRADE FIXED-INCOME SECURITIES that qualify as MUNICIPAL OBLIGATIONS. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.


A security may be sold to take advantage of more favorable opportunities.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

10 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999     2000     2001    2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
 5.10%   -4.40%   10.50%    3.70%   7.60%   4.10%   3.56%   2.14%   2.79%  ____%


BEST QUARTER: _____% - _____ QTR OF _____
WORST QUARTER: _____% - _____ QTR OF _____


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007


                                                   1 YEAR   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes
  on Distributions(2)
--------------------------------------------------------------------------------
Class X shares - After Taxes on
  Distributions and Sales of Shares(2)
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 11, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                   CORE FIXED INCOME SERIES | 11

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                 CLASS X SHARES      CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    None                None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                          5.00%(2)            1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                          2.00%               2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)               0.85%               0.85%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
--------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares
--------------------------------------------------------------------------------
Class Y shares
--------------------------------------------------------------------------------


12 | CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price, yield of the securities, net asset value and performance of a Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

                                                   CORE FIXED INCOME SERIES | 13

HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REPURCHASE AGREEMENTS - When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

14 | CORE FIXED INCOME SERIES

Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

CREDIT DEFAULT SWAP AGREEMENTS - The Nationwide Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                   CORE FIXED INCOME SERIES | 15

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser may manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

NATIONWIDE ASSET MANAGEMENT, LLC ("NWAM"): is the subadviser for the Nationwide Bond Fund and Nationwide Government Bond Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company ("Nationwide Mutual") and is an affiliate of the Adviser.

Each Fund pays the Adviser a management fee based on the Fund's average daily net assets. The Adviser pays each subadviser from the management fees it receives. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
FUND                                                  ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Fund
--------------------------------------------------------------------------------
Nationwide Government Bond Fund
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Mutual, an affiliate of the Adviser, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Mutual. Prior to joining Nationwide Insurance, he was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Mutual, an affiliate of the Adviser, in 1998 as a senior investment analyst and is currently a Senior Investment Professional. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Mutual. Prior to joining Nationwide Insurance, she was with the Ohio Bureau of Workers' Compensation.


NATIONWIDE GOVERNMENT BOND FUND


Gary R. Hunt, CFA is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds since March 1997. He also manages the Nationwide NVIT Government Bond Fund. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and, manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.


NATIONWIDE TAX-FREE INCOME FUND


Alpha Benson manages the Nationwide Tax-Free Income Fund on behalf of NFA, and is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson has been employed at NFA or its affiliates since 1977 as a Director of Municipal Securities and as a financial analyst. She has managed the Nationwide Tax-Free Income Fund and its predecessor since its inception in March 1986.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


16 | CORE FIXED INCOME SERIES

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                   CORE FIXED INCOME SERIES | 17

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

The Nationwide Funds offer several different share classes each with different price and cost features. If you owned Class B or Class C shares on September 1, 2003, your shares were re-designated as Class X or Class Y shares, respectively on that date. This redesignation generally did not affect the operations of these two classes.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. The table to the right outlines the differences between Class X, Class Y and Class A shares.

--------------------------------------------------------------------------------

COMPARING CLASS X, CLASS Y AND CLASS A(1) SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS X SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may be
                                       available.
                                     The CDSC declines 1% in most years to
                                       zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 0.85%                     than Class A charges which means lower
No administrative                      dividends per share are paid and/or net
services fee                           asset value ("NAV") per share.

                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                       Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS Y SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may be
                                       available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 0.85%                     higher than Class A charges which
No administrative                      means lower dividends and/or NAV
services fee                           per share.

                                     No conversion feature.

                                     Maximum investment amount of $1,000,000(2).
                                       Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS A SHARES(1)

Front-end sales charge               A front-end sales charge means that a
up to 4.25%                            portion of your initial investment goes
                                       toward the sales charge and is not
                                       invested.(3)

Contingent deferred                  Reduction and waivers of sales charges may
sales charge (CDSC)(3)                 be available.

Annual service and/or                Total annual operating expenses are lower
12b-1 fee of 0.25%                     than Class B and Class C charges which
Administrative services                means higher dividends and/or NAV per
fee up to 0.25%                        share.

                                     No conversion feature.

                                     No maximum investment amount.

--------------------------------------------------------------------------------

(1) Class A shares are included because Class X shares will convert to Class A shares after seven years.

(2)   This limit was calculated based on a one-year holding period.

(3) A CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and for which a finders fee was paid.

18 | CORE FIXED INCOME SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------

                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                        DEALER
                                                 NET AMOUNT      COMMISSION AS
AMOUNT OF                         OFFERING         INVESTED      PERCENTAGE OF
PURCHASE                             PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                    4.25%            4.44%              3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                  3.50             3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                  2.50             2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                  2.00             2.04               1.75
--------------------------------------------------------------------------------
$1 million or more                    None             None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include accounts statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                   CORE FIXED INCOME SERIES | 19

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------
PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.75% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     a finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                              $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                            TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                          18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              0.75%            0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay.

The CDSC for Class A shares of the Funds is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS X AND CLASS Y SHARES. THE CDSC IS WAIVED ON:

o the redemption of Class A, Class X or Class Y shares purchased through reinvested dividends or distributions;

o Class X shares which are qualifying redemptions of Class X shares under the Automatic Withdrawal Program;

o Class X or Class Y shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class X and Class Y shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class Y shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class X or Class Y shares, and you then reinvest the proceeds in Class X or Class Y shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------
CLASS X SHARES

Class X shares may be appropriate if you do not want to pay a front-end sales charge and anticipate holding our shares for longer than six years.

If you redeem Class X shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

20 | CORE FIXED INCOME SERIES

CONVERSION OF CLASS X SHARES

After you hold your Class X shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class X shares, you may receive fewer Class A shares than the Class X shares converted; however, the total dollar value is the same.

CLASS Y SHARES

Both the front-end sales charge and CDSC applicable to Class Y shares will be waived for redemptions of retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class X and Class Y shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the distributor are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class X and Class Y shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------

CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class X shares                    0.85% (0.10% service fee)
--------------------------------------------------------------------------------
Class Y shares                    0.85% (0.10% service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class X and Class Y shares do not pay administrative services fees. Class A shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

                                                   CORE FIXED INCOME SERIES | 21

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

22 | CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS X AND CLASS Y SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions    Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its        must be attached to your application. (The authorization will
termination.)                                                       be in effect unless you give the Fund written notice of its termination.)

o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the sale
                                                                         proceeds for this service.

o    The wire must be received by 4:00 p.m. in order to receive     o    your financial institution may also charge a fee for
     the current day's NAV                                               receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free number.
-----------------------------------------------------------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 23

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINIMUM ADDITIONAL INVESTMENTS

CLASS X AND CLASS Y SHARES

Additional investments $100 (per Fund)

Additional Investments

(Automatic Asset Accumulation Plan) $50

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

24 | CORE FIXED INCOME SERIES

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     Name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration and

o your first purchase in the new fund meets its minimum investment requirement.

Subject to the conditions above, Class X and Class Y shareholders may exchange their shares for Class B and Class C shares, respectively, of any Nationwide Fund. You may also exchange Class X and Class Y shares into the Prime Shares of the Nationwide Money Market Fund. However, if you exchange your Class X or Class Y shares, you will not be permitted to exchange back into Class X or Class Y shares of the original Fund. In addition, you may not exchange Class X or Class Y shares of a Fund into Class X or Class Y shares of any other Fund. The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically may redeem shares in Class A, Class X and Class Y in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program. If you own Class X shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class X shares is located in the SAI.

                                                   CORE FIXED INCOME SERIES | 25

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fees) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

IF YOU REDEEM ALL OF YOUR CLASS X OR CLASS Y SHARES OF A FUND, YOU WILL NOT BE ABLE TO BUY CLASS X OR CLASS Y SHARES, RESPECTIVELY, OF THAT FUND IN THE FUTURE.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Fund different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

26 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) base on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 27

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with the Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


28 | CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

NATIONWIDE TAX-FREE INCOME FUND

Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099-DIV. Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Funds. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

                                                   CORE FIXED INCOME SERIES | 29

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

30 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ____________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                          REALIZED AND
                                 NET ASSET                  UNREALIZED
                                    VALUE,          NET          GAINS   TOTAL FROM          NET
                                 BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                 OF PERIOD       INCOME    INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (d)     $9.43         0.41           0.24         0.65        (0.41)          (0.41)
Year Ended October 31, 2004         $9.67         0.38           0.08         0.46        (0.38)          (0.38)
Year Ended October 31, 2005         $9.75         0.35          (0.21)        0.14        (0.35)          (0.35)
Year Ended October 31, 2006         $9.54         0.40           0.02         0.42        (0.38)          (0.38)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (d)     $9.44         0.41           0.24         0.65        (0.41)          (0.41)
Year Ended October 31, 2004         $9.68         0.38           0.08         0.46        (0.38)          (0.38)
Year Ended October 31, 2005         $9.76         0.35          (0.21)        0.14        (0.35)          (0.35)
Year Ended October 31, 2006         $9.55         0.40           0.02         0.42        (0.38)          (0.38)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                                                RATIO OF   INVESTMENT
                                                                                      RATIO     EXPENSES       INCOME
                                                                                     OF NET    (PRIOR TO    (PRIOR TO
                                                         NET ASSETS    RATIO OF  INVESTMENT   REIMBURSE-   REIMBURSE-
                                  NET ASSET               AT END OF    EXPENSES   INCOME TO    MENTS) TO    MENTS) TO
                                 VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET  AVERAGE NET     PORTFOLIO
                                  OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (d)      $9.67        6.98%     $3,674        1.60%       4.22%          (e)        (e)          17.73%
Year Ended October 31, 2004          $9.75        4.82%     $3,457        1.57%       3.85%          (e)        (e)          17.20%
Year Ended October 31, 2005          $9.54        1.44%     $2,821        1.63%       3.62%          (e)        (e)          34.08%
Year Ended October 31, 2006          $9.58        4.57%     $1,854        1.61%       4.18%      1.61%      4.18%            36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (d)      $9.68        6.97%     $  256        1.60%       4.21%          (e)        (e)          17.73%
Year Ended October 31, 2004          $9.76        4.81%     $  238        1.57%       3.85%          (e)        (e)          17.20%
Year Ended October 31, 2005          $9.55        1.44%     $  199        1.63%       3.62%          (e)        (e)          34.08%
Year Ended October 31, 2006          $9.59        4.56%     $  151        1.60%       4.18%      1.60%      4.18%            36.06%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and /or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Porfolio turnover is calculated on the basis of the Fund as a whole without distinguising among the classes of shares.

(d) Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

(e)   There were no fee reductions during the period.

                                                   CORE FIXED INCOME SERIES | 31

SECTION 6 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
                                                                 NET
                                                        REALIZED AND
                                 NET ASSET                UNREALIZED
                                    VALUE,         NET         GAINS  TOTAL FROM         NET       NET
                                 BEGINNING  INVESTMENT   (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                 OF PERIOD      INCOME   INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (d)    $10.93        0.36       (0.14)       0.22       (0.35)       (0.19)      (0.54)
Year Ended October 31, 2004        $10.61        0.30        0.02        0.32       (0.31)       (0.26)      (0.57)
Year Ended October 31, 2005        $10.36        0.30       (0.20)       0.10       (0.30)          --       (0.30)
Year Ended October 31, 2006        $10.16        0.36        0.02        0.38       (0.35)       (0.01)      (0.36)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (d)    $10.93        0.36       (0.14)       0.22       (0.35)       (0.19)      (0.54)
Year Ended October 31, 2004        $10.61        0.30        0.02        0.32       (0.31)       (0.26)      (0.57)
Year Ended October 31, 2005        $10.36        0.30       (0.20)       0.10       (0.30)          --       (0.30)
Year Ended October 31, 2006        $10.16        0.36        0.02        0.38       (0.35)       (0.01)      (0.36)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF
                                                                                                RATIO OF   INVESTMENT
                                                                                      RATIO     EXPENSES       INCOME
                                                                                     OF NET    (PRIOR TO    (PRIOR TO
                                                         NET ASSETS    RATIO OF  INVESTMENT   REIMBURSE-   REIMBURSE-
                                  NET ASSET               AT END OF    EXPENSES   INCOME TO    MENTS) TO    MENTS) TO
                                 VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET  AVERAGE NET     PORTFOLIO
                                  OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)   ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (d)     $10.61        2.00%     $5,689        1.57%       3.29%          (e)          (e)       106.65%
Year Ended October 31, 2004         $10.36        3.10%     $4,557        1.54%       2.91%          (e)          (e)       110.72%
Year Ended October 31, 2005         $10.16        1.00%     $3,394        1.56%       2.95%          (e)          (e)       117.67%
Year Ended October 31, 2006         $10.18        3.77%     $1,907        1.56%       3.44%      1.56%        3.44%         150.10%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (d)     $10.61        2.00%     $1,910        1.57%       3.28%          (e)          (e)       106.65%
Year Ended October 31, 2004         $10.36        3.10%     $  961        1.54%       2.93%          (e)          (e)       110.72%
Year Ended October 31, 2005         $10.16        1.00%     $  855        1.56%       2.95%          (e)          (e)       117.67%
Year Ended October 31, 2006         $10.18        3.77%     $  830        1.55%       3.49%      1.55%        3.49%         150.10%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(e)   There were no fee reductions during the period.

32 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES               DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
                                                                    NET
                                                           REALIZED AND
                                    NET ASSET                UNREALIZED
                                       VALUE,         NET         GAINS  TOTAL FROM         NET
                                 BEGINNING OF  INVESTMENT   (LOSSES) ON  INVESTMENT  INVESTMENT          TOTAL
                                       PERIOD      INCOME   INVESTMENTS  ACTIVITIES      INCOME  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (c)       $10.51        0.38         (0.02)       0.36       (0.38)         (0.38)
Year Ended October 31, 2004           $10.49        0.37          0.18        0.55       (0.37)         (0.37)
Year Ended October 31, 2005           $10.67        0.32         (0.19)       0.13       (0.32)         (0.32)
Year Ended October 31, 2006           $10.48        0.37          0.02        0.39       (0.37)         (0.37)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (c)       $10.49        0.39         (0.03)       0.36       (0.38)         (0.38)
Year Ended October 31, 2004           $10.47        0.38          0.17        0.55       (0.37)         (0.37)
Year Ended October 31, 2005           $10.65        0.32         (0.18)       0.14       (0.33)         (0.33)
Year Ended October 31, 2006           $10.46        0.36          0.02        0.38       (0.37)         (0.37)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                                             RATIO
                                                                                            OF NET
                                                                              RATIO OF  INVESTMENT
                                  NET ASSET              NET ASSETS AT        EXPENSES   INCOME TO
                                 VALUE, END       TOTAL  END OF PERIOD  TO AVERAGE NET     AVERAGE     PORTFOLIO
                                  OF PERIOD  RETURN (a)         (000S)          ASSETS  NET ASSETS  TURNOVER (b)
-----------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (c)     $10.49        3.48%        $6,861            1.57%       3.61%        16.91%
Year Ended October 31, 2004         $10.67        5.34%        $6,342            1.53%       3.50%         0.00%
Year Ended October 31, 2005         $10.48        1.36%        $4,903            1.57%       3.06%         3.70%
Year Ended October 31, 2006         $10.50        3.68%        $3,167            1.55%       3.52%         1.91%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (c)     $10.47        3.49%        $  652            1.57%       3.61%        16.91%
Year Ended October 31, 2004         $10.65        5.35%        $  493            1.54%       3.51%         0.00%
Year Ended October 31, 2005         $10.46        1.37%        $  232            1.58%       3.05%         3.70%
Year Ended October 31, 2006         $10.47        3.59%        $  135            1.55%       3.53%         1.91%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

                                                   CORE FIXED INCOME SERIES | 33

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                  PR-CFX-XY 2/08

INDEX Series

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

FundPROSPECTUS


February ____, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                                  TICKER
--------------------------------------------------------------------------------------
Nationwide Bond Index Fund Class A                                              GBIAX
--------------------------------------------------------------------------------------
Nationwide Bond Index Fund Class B                                              GBIBX
--------------------------------------------------------------------------------------
Nationwide Bond Index Fund Class C                                              GBICX
--------------------------------------------------------------------------------------
Nationwide Bond Index Fund Class R                                                n/a
--------------------------------------------------------------------------------------
Nationwide Bond Index Fund Institutional Class                                  GBXIX
--------------------------------------------------------------------------------------
Nationwide International Index Fund Class A                                     GIIAX
--------------------------------------------------------------------------------------
Nationwide International Index Fund Class B                                     GIIBX
--------------------------------------------------------------------------------------
Nationwide International Index Fund Class C                                     GIICX
--------------------------------------------------------------------------------------
Nationwide International Index Fund Class R                                       n/a
--------------------------------------------------------------------------------------
Nationwide International Index Fund Institutional Class                         GIXIX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class A                                    GMXAX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class B                                    GMCBX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class C                                    GMCCX
--------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class R                                      n/a
--------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Institutional Class                        GMXIX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class A                                           GRMAX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class B                                           GRMBX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class C                                           GRMCX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class R                                           GRMRX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Institutional Class                               GRMIX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Local Fund                                        GRMLX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Service Class                                     GRMSX
--------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Institutional Service Class                       GRISX
--------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class A                                         GMRAX
--------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class B                                         GMRBX
--------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class C                                         GMRCX
--------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class R                                           n/a
--------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Institutional Class                             GMRIX
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


3     KEY TERMS

4     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Bond Index Fund
      Nationwide International Index Fund
      Nationwide Mid Cap Market Index Fund
      Nationwide S&P 500 Index Fund
      Nationwide Small Cap Index Fund

26    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

31    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Portfolio Management
      Multi-Manager Structure

33    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

46    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other
         Tax-Deferred Accounts
      Backup Withholding

48    SECTION 6: FINANCIAL HIGHLIGHTS


                                                                INDEX SERIES | 1

--------------------------------------------------------------------------------

INDEX Series

INTRODUCTION TO THE INDEX SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

THE FUNDS ARE PRIMARILY INTENDED:

o to seek to match the performance of a specific market index before the deduction of Fund expenses.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

o Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund offer four share classes -- Class A, Class B, Class C and Institutional Class.

o Nationwide S&P 500 Index Fund offers eight share classes -- Class A, Class B, Class C, Class R, Institutional Class, Local Fund, Service Class and Institutional Service Class.

All other classes of the above Funds that are in this Prospectus have not yet commenced operations.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

A NOTE ABOUT THE INDEX SERIES


The Funds in the Index Series each employ a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Nationwide Fund Advisors (the "Adviser") believes that a different index better represents the performance of the applicable market segment.


Each Fund employs a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

2 | INDEX SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's (S&P) 500(R) Index, ranging from $________ to $_________ as of ________________.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P MidCap 400(R) Index, ranging from $____________ to $__________ as of ______________.


MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $__________ to $_________ as of _______________.


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                                INDEX SERIES | 3

SECTION 1 NATIONWIDE BOND INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Lehman Aggregate Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of BONDS and other FIXED-INCOME SECURITIES that are included in or correlated with the Lehman Aggregate Index, as well as DERIVATIVES linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated INVESTMENT GRADE bonds of different types, including:

o     U.S. GOVERNMENT SECURITIES;

o     U.S. GOVERNMENT AGENCY SECURITIES;

o     corporate bonds issued by U.S. and foreign companies;

o     MORTGAGE-BACKED SECURITIES;

o     securities of foreign governments and their agencies and

o     securities of supranational entities, such as the World Bank.

The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index which are selected to reflect characteristics such as MATURITY, DURATION, or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.

MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed-income securities and small changes in interest rates can quickly reduce the value of those securities.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

4 | INDEX SERIES

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Aggregate Bond Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2007. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1998     1999     2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
9.00%   -0.96%   11.60%   7.20%   8.50%   3.20%   3.73%   1.87%   3.75%   ____%


BEST QUARTER: _______% - _______ QTR OF _______
WORST QUARTER: _______% -_______ QTR OF _______


                                                                INDEX SERIES | 5

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Lehman Aggregate Index(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class A and Institutional Class shares (December 29, 1999) include the previous performance of the Series, which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (October 12, 2001) include the previous performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for Class B shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

(4) These returns until the creation of Class C shares (March 29, 2006) include the previous performance based on the Series for the period through December 28, 1999, the Fund's Class A shares from December 29, 1999 until October 11, 2001 and the Fund's Class B shares from October 12, 2001 to March 28, 2006. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect any differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

(5) Class R shares have not commenced operations. These returns include the previous performance based on the Series for the period through December 28, 1999, and the Fund's Class A shares from December 29, 1999 until December 31, 2007. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower


(6) The Lehman Aggregate Index is an unmanaged market value-weighted index comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

6 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)                      5.75%(2)         None             None             None             None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                 None             5.00%(3)         1.00%(4)         None             None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                          2.00%            2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                       0.25%            1.00%            1.00%            0.50%            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were ____%. Administrative services fees for Class R shares are estimated to be ____% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                                INDEX SERIES | 7

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

8 | INDEX SERIES

SECTION 1 NATIONWIDE INTERNATIONAL INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the MSCI EAFE Index and in DERIVATIVE instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a MARKET-WEIGHTED INDEX composed of COMMON STOCKS of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative MARKET CAPITALIZATION of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                                INDEX SERIES | 9

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2000       2001       2002      2003      2004      2005      2006      2007
--------------------------------------------------------------------------------
-13.70%    -22.50%    -17.70%    37.00%    19.14%    13.52%    25.63%    _____%


BEST QUARTER: ______% - ______ QTR OF 200_
WORST QUARTER: ______% - ______ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
MSCI EAFE Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class C shares (February 14, 2005) include the previous performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing level of fees applicable to Class C shares.


(3) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

(4) The MSCI EAFE Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

10 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    5.75%(2)         None             None             None             None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                 None             5.00%(3)         1.00%(4)         None             None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                          2.00%            2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                       0.25%            1.00%            1.00%            0.50%            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares-Exchange and Redemption Fees.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were ____%. Administrative services fees for Class R shares are estimated to be ____% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                               INDEX SERIES | 11

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

12 | INDEX SERIES

SECTION 1 NATIONWIDE MID CAP MARKET INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 400 Index and in DERIVATIVE instruments linked to the S&P 400 Index, primarily futures contracts.


The S&P 400 Index is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of _______________, the MARKET CAPITALIZATIONS of companies in the S&P 400 Index ranged from $_______ to $________.


The Fund does not necessarily invest in all of the securities in the S&P 400 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.

The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                               INDEX SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2000       2001        2002       2003      2004      2005      2006      2007
--------------------------------------------------------------------------------
18.30%     -1.80%     -15.30%     34.40%    15.58%    11.82%     9.57%     ____%


BEST QUARTER: _____% - _____ QTR OF 200_
WORST QUARTER: _____% - _____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sale of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(4)
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes
--------------------------------------------------------------------------------
S&P 400 Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class B shares (May 25, 2001) include performance based on the Fund's Class A shares. These returns until the creation of Class C shares (October 22, 2003) include the previous performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

(5) The S&P 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

14 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    5.75%(2)         None             None             None             None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                 None             5.00%(3)         1.00%(4)         None             None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                          2.00%            2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                       0.25%            1.00%            1.00%            0.50%            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were ____%. Administrative services fees for Class R shares are estimated to be ____% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                               INDEX SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | INDEX SERIES

SECTION 1 NATIONWIDE S&P 500 INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(R) Index ("S&P 500 Index").

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 500 Index and in DERIVATIVE instruments linked to the S&P 500 Index, primarily futures contracts.


The S&P 500 Index is a MARKET-WEIGHTED INDEX composed of approximately 500 COMMON STOCKS of large U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of ________________, the MARKET CAPITALIZATIONS of companies in the S&P 500 Index ranged from $________ to $_________.


The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole.

The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                               INDEX SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - LOCAL FUND SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1999     2000      2001      2002     2003     2004     2005     2006     2007
--------------------------------------------------------------------------------
20.10%   -9.40%   -12.40%   -22.50%   28.30%   10.58%    4.65%   15.52%    ____%


BEST QUARTER: ______% - ______ QTR OF ______
WORST QUARTER: _____% - ______ QTR OF ______


18 | INDEX SERIES

After-tax returns are shown in the table for Local Fund shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR   5 YEARS   (JULY 24, 1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3,4)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)
--------------------------------------------------------------------------------
Service Class shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Local Fund shares - Before Taxes
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions and Sale of Shares
--------------------------------------------------------------------------------
S&P 500 Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns for the period prior to the creation of a particular class are based on the previous performance of the Fund's Local Fund shares. These returns were achieved prior to the creation of Class A, Class B and Institutional Class shares (December 29, 1999) and Service Class and Institutional Service Class shares (November 2, 1998). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Institutional Class, Service Class and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

(3) These returns until the creation of Class C shares (October 22, 2003) are based on the previous performance of the Fund's Local Fund shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares; if these fees were reflected, the performance for Class C shares would have been lower.


(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(5) Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund's Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


(6) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index that measures the performance of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                             INDEX SERIES  |  19

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                      SERVICE   INSTITUTIONAL                 LOCAL
(PAID DIRECTLY                                 CLASS A   CLASS B   CLASS C   CLASS R  CLASS     SERVICE CLASS  INSTITUTIONAL  FUND
FROM YOUR INVESTMENT)(1)                       SHARES    SHARES    SHARES    SHARES   SHARES    SHARES         CLASS SHARES   SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                5.75%(2)  None      None      None     None      None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                             None      5.00%(3)  1.00%(4)  None     None      None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                      2.00%     2.00%     2.00%     2.00%    2.00%     2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                   0.25%     1.00%     1.00%     0.50%    0.15%     None           None           0.07%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R, Service Class and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R, Service Class and Institutional Service Class shares were ____%, ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A and Class R shares because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares, before the Adviser would be required to further limit the Fund's expenses.


20 | INDEX SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Service Class shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
Local Fund shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R, Institutional Service Class, Service Class, Institutional Class and Local Fund shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                               INDEX SERIES | 21

SECTION 1 NATIONWIDE SMALL CAP INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the Russell 2000 Index and in DERIVATIVE instruments linked to the Russell 2000 Index, primarily futures contracts.


The Russell 2000 Index is a MARKET-WEIGHTED INDEX composed of approximately 2,000 COMMON STOCKS of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of __________, the MARKET CAPITALIZATIONS of companies in the Russell 2000 Index ranged from $________ to $________.


The Fund does not necessarily invest in all of the securities in the Russell 2000 Index, or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole.

The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


22 | INDEX SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Small Cap Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2007. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.


ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999     2000   2001     2002    2003    2004    2005     2006    2007
--------------------------------------------------------------------------------
-2.30%  21.80%  -6.20%   1.70%   -20.90%  45.40%  17.76%  4.34%   17.20%   ____%


BEST QUARTER: ______% - ______ QTR OF ______
WORST QUARTER: _____% - ______ QTR OF ______


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions(2)
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   and Sale of Shares(2)
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3,4)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)
--------------------------------------------------------------------------------
Institutional Class Shares -
   Before Taxes(2)
--------------------------------------------------------------------------------
Russell 2000 Index(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class A and Institutional Class shares (December 29, 1999) are based on the previous performance of the Series, which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. The performance for Class A and Institutional Class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (November 29, 2001) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001. These returns until the creation of Class C shares (October 22, 2003) are based on the previous performance of the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(5) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

(6) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                             INDEX SERIES  |  23

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                               INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)             5.75%(2)         None             None             None             None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)            None             5.00%(3)         1.00%(4)         None             None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                 2.00%            2.00%            2.00%            2.00%            2.00%
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's investments
professionally managed)
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)   0.25%            1.00%            1.00%            0.50%            None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the fiscal year ended October 31, 2007, administrative services fees for Class A were ____%. Administrative services fees for Class R shares are estimated to be ____% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to ____% for Class A shares and ____% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


24 | INDEX SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                               INDEX SERIES | 25

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

MORE ABOUT INDEX FUNDS

None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the portfolio turnover and trading costs for each Fund (except Nationwide Bond Index Fund) may be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o     purchases of Fund shares increase;

o     to provide liquidity for redemptions of Fund shares and

o     to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

Each of the Funds may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process". The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of the relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.

OTHER INVESTMENTS

In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations; and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds.

NATIONWIDE BOND INDEX FUND

The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

The Nationwide Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.

All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.

The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

26 | INDEX SERIES

The Fund may also enter into "dollar rolls", in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.

The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed-income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.

NATIONWIDE INTERNATIONAL INDEX FUND

The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.

Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the Index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

NATIONWIDE MID CAP MARKET INDEX FUND


The S&P 400(R) Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects the stocks in the S&P 400(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 400(R) Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.


NATIONWIDE S&P 500 INDEX FUND


The S&P 500(R) Index is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500(R) Index is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500(R) Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


NATIONWIDE SMALL CAP INDEX FUND


The Russell 2000(R) Index is composed of common stocks of small-cap U.S. companies; it includes the smallest 2,000 companies in the Russell 3000(R) Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization. The Russell 2000(R) Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000(R) Index once annually, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.


                                                               INDEX SERIES | 27

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS


DERIVATIVES RISK - the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways.


The Funds may invest in derivatives, primarily futures and options.

Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

BORROWING RISK - Each of the Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE BOND INDEX FUND

DOLLAR ROLLS RISK - the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

EVENT RISK - a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of a company's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

FOREIGN GOVERNMENT DEBT SECURITIES RISK - a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put economic reforms required by the International Monetary Fund into place. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,

o     the Federal Home Loan Banks,

o     the Federal National Mortgage Association ("FNMA"),

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

28 | INDEX SERIES

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE BOND INDEX FUND AND NATIONWIDE INTERNATIONAL INDEX FUND

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

The Nationwide Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities.

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE MID CAP MARKET INDEX FUND AND NATIONWIDE SMALL CAP INDEX FUND


MID-CAP AND SMALL-CAP RISK - Investments in mid-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent a Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS EXCEPT NATIONWIDE BOND INDEX FUND

STOCK MARKET RISK - The Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

                                                               INDEX SERIES | 29

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

30 | INDEX SERIES

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
FUND                                                  ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Index Fund
--------------------------------------------------------------------------------
Nationwide International Index Fund
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund
--------------------------------------------------------------------------------


SUBADVISER

Subject to the supervision of the Adviser and the Board of Trustees, BlackRock Investment Management, LLC ("BlackRock"), 800 Scudder Mills Road, Plainsboro, New Jersey 08536, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. BlackRock makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. The Adviser pays BlackRock a subadvisory fee from the management fee it receives.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE BOND INDEX FUND

The Nationwide Bond Index Fund is managed by a team comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. This team is responsible for the day-to-day management of the Fund's investments.

Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock's Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson has been with BlackRock since 1988.

Scott Amero is a Managing Director of BlackRock and co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips has been a Managing Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is a Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios.

                                                               INDEX SERIES | 31

NATIONWIDE INTERNATIONAL INDEX FUND, NATIONWIDE
MID CAP MARKET INDEX FUND, NATIONWIDE S&P 500
INDEX FUND AND NATIONWIDE SMALL CAP INDEX FUND

Each Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of the Quantitative Index Management Team. Ms. Jelilian and Mr. Russo are jointly responsible for the day-to-day management of each Fund's portfolio and each is responsible for the selection of each Fund's investments.

Ms. Jelilian is a Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006, and has been a member of the Funds' management team since 2000. Ms. Jelilian has 13 years experience in investing and in managing index investments.

Mr. Russo is a Director of BlackRock, which he joined in 2006. Prior to joining BlackRock, Mr. Russo was a Director of Fund Asset Management, L.P. from 2004 to 2006, and was a Vice President thereof from 1999 to 2004. He has been a member of the Funds' management team since 2000. Mr. Russo has 11 years experience as a portfolio manager and trader.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

32 | INDEX SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS


CHOOSING A SHARE CLASS


--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge       A front-end sales charge means that a portion of
up to 5.75%                    your initial investment goes toward the sales
                               charge and is not invested.

Annual service and/or        Reduction and waivers of sales charges may be
12b-1 fee of 0.25%             available.

Administrative services      Total annual operating expenses are lower than
fee up to 0.25%                Class B and Class C expenses, which means higher
                               dividends and/or net asset value ("NAV") per
                               share.

                             No conversion feature.

                             No maximum investment amount.

--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                               investment immediately goes toward buying shares.

                             No reduction of CDSC, but waivers may be available.

                             The CDSC declines 1% in most years to zero after
                               six years.

Annual service and/or        Total annual operating expenses are higher than
12b-1 fee of 1.00%             Class A expenses, which means lower dividends
No administrative              and/or NAV per share.
services fee
                             Automatic conversion to Class A shares after seven
                               years, which means lower annual expenses in the
                               future.

                             Maximum investment amount of $100,000. Larger
                               investments may be rejected.

--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                               investment immediately goes toward buying shares.

                             No reduction of CDSC, but waivers may be available.

                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are higher than
12b-1 fee of 1.00%             Class A expenses, which means lower dividends
No administrative              and/or NAV per share.
services fee
                             No conversion feature.

                             Maximum investment amount of $1,000,000(1). Larger
                               investments may be rejected.
--------------------------------------------------------------------------------


(1)   This limit was calculated based on a one-year holding period.


                                                               INDEX SERIES | 33

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------          DEALER
                                                    NET AMOUNT     COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED     PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%             5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None              None
--------------------------------------------------------------------------------

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

34 | INDEX SERIES

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years. If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge          5%       4%       3%       3%       2%       1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

                                                               INDEX SERIES | 35

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Institutional Service Class, Institutional Class, Service Class and Local Fund shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

36 | INDEX SERIES

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

LOCAL FUND SHARES

Local Fund shares are sold to funds of funds (mutual funds investing primarily in other mutual funds).

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, Service Class and Local Fund shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, Service Class and Local Fund shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                    AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares           0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares           0.50% (0.25% of which may be either a distribution or
                         service fee)
--------------------------------------------------------------------------------
Service Class shares     0.15% (distribution or service fee)
--------------------------------------------------------------------------------
Local Fund shares        0.07% (service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R, Service Class and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R, Service Class and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R, Service Class and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the

                                                               INDEX SERIES | 37

Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

38 | INDEX SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.

-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.
                                                                    **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase,
and redemption orders for the Funds. Your transaction is            exchange and redemption orders for the Funds. Your
processed at the NAV next calculated after the Funds' agent or      transaction is processed at the NAV next calculated after the
an authorized intermediary receives your order in proper form.      Funds' agent or an authorized intermediary receives your
                                                                    order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage
expense that results from executing such instructions. The Funds    or expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions    Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for
your bank in two business days. There is no fee for this            this service. (The authorization will be in effect unless you
service. (The authorization will be in effect unless you give       give the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans
their administrators wishing to conduct transactions should call    or their administrators wishing to conduct transactions
our toll-free number. Eligible entities or individuals wishing      should call our toll-free number. Eligible entities or
to conduct transactions in Institutional Service Class or           individuals wishing to conduct transactions in Institutional
Institutional Class shares should call our toll-free number.        Service Class or Institutional Class shares should call our toll-free number.

                                                               INDEX SERIES | 39

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

40 | INDEX SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
To open an account                                           $25,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

LOCAL FUND SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The
Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

                                                               INDEX SERIES | 41

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

42 | INDEX SERIES

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                               INDEX SERIES | 43

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

44 | INDEX SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/ exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural
   Resources Fund                                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
   Leaders Fund                                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------

                                                               INDEX SERIES | 45

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gains distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

46 | INDEX SERIES

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                               INDEX SERIES | 47

SECTION 6 NATIONWIDE BOND INDEX FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 10.96        0.34         0.09        0.43       (0.40)    (0.01)         (0.41)    $ 10.98
Year Ended October 31, 2004          $ 10.98        0.36         0.17        0.53       (0.38)       --          (0.38)    $ 11.13
Year Ended October 31, 2005          $ 11.13        0.41        (0.34)       0.07       (0.42)    (0.01)         (0.43)    $ 10.77
Year Ended October 31, 2006          $ 10.77        0.44         0.04        0.48       (0.44)       --          (0.44)    $ 10.81
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $ 10.96        0.29         0.07        0.36       (0.33)    (0.01)         (0.34)    $ 10.98
Year Ended October 31, 2004          $ 10.98        0.30         0.17        0.47       (0.32)       --          (0.32)    $ 11.13
Year Ended October 31, 2005          $ 11.13        0.33        (0.33)         --       (0.35)    (0.01)         (0.36)    $ 10.77
Year Ended October 31, 2006          $ 10.77        0.38         0.04        0.42       (0.38)       --          (0.38)    $ 10.81
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)    $ 10.68        0.23         0.13        0.36       (0.23)       --          (0.23)    $ 10.81
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          $ 10.95        0.39         0.09        0.48       (0.44)    (0.01)         (0.45)    $ 10.98
Year Ended October 31, 2004          $ 10.98        0.41         0.17        0.58       (0.43)       --          (0.43)    $ 11.13
Year Ended October 31, 2005          $ 11.13        0.45        (0.34)       0.11       (0.46)    (0.01)         (0.47)    $ 10.77
Year Ended October 31, 2006          $ 10.77        0.48         0.03        0.51       (0.48)       --          (0.48)    $ 10.80
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                           RATIO        RATIO OF        INVESTMENT
                                                                          OF NET        EXPENSES     INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO         (PRIOR TO
                                           NET ASSETS    RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                            AT END OF    EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                 TOTAL         PERIOD  TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET        PORTFOLIO
                            RETURN (a)         (000S)  NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)     TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003       3.96%    $   42,292        0.71%          3.07%           0.82%             2.96%          139.66%
Year Ended October 31, 2004       4.94%    $   40,757        0.71%          3.25%           0.77%             3.19%          151.56%
Year Ended October 31, 2005       0.56%    $   42,126        0.71%          3.74%           0.77%             3.69%          153.31%
Year Ended October 31, 2006       4.59%    $   44,444        0.71%          4.15%           0.75%             4.11%          113.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003       3.34%    $      256        1.31%          2.10%           1.41%             2.00%          139.66%
Year Ended October 31, 2004       4.32%    $      457        1.31%          2.70%           1.37%             2.65%          151.56%
Year Ended October 31, 2005      (0.04%)   $      218        1.31%          3.18%           1.37%             3.09%          153.31%
Year Ended October 31, 2006       3.96%    $      181        1.32%          3.56%           1.36%             3.52%          113.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2006 (f)                       3.43%(d) $        5        1.31%(e)       3.73%(e)        1.38%(e)          3.66%(e)       113.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003       4.47%    $  481,326        0.31%          3.34%           0.42%             3.23%          139.66%
Year Ended October 31, 2004       5.36%    $  952,042        0.31%          3.69%           0.37%             3.63%          151.56%
Year Ended October 31, 2005       0.97%    $1,470,683        0.31%          4.14%           0.37%             4.09%          153.31%
Year Ended October 31, 2006       4.91%    $2,036,325        0.32%          4.57%           0.36%             4.53%          113.91%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

48 | INDEX SERIES

SECTION 6 NATIONWIDE INTERNATIONAL INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                    NET ASSET
                                BEGINNING OF      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED            TOTAL  VALUE, END
                                      PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS    DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $ 5.31        0.09         1.25        1.34       (0.10)       --            (0.10)    $  6.55
Year Ended October 31, 2004           $ 6.55        0.10         1.07        1.17       (0.09)       --(g)         (0.09)    $  7.63
Year Ended October 31, 2005           $ 7.63        0.16         1.18        1.34       (0.20)    (0.08)           (0.28)    $  8.69
Year Ended October 31, 2006           $ 8.69        0.16         2.11        2.27       (0.12)    (0.25)           (0.37)    $ 10.59
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $ 5.26        0.06         1.24        1.30       (0.08)       --            (0.08)    $  6.48
Year Ended October 31, 2004           $ 6.48        0.06         1.05        1.11       (0.05)       --(g)         (0.05)    $  7.54
Year Ended October 31, 2005           $ 7.54        0.08         1.19        1.27       (0.16)    (0.08)           (0.24)    $  8.57
Year Ended October 31, 2006           $ 8.57        0.13         2.05        2.18       (0.08)    (0.25)           (0.33)    $ 10.42
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2005 (d)                           $ 8.27        0.09         0.19        0.28       (0.11)       --            (0.11)    $  8.44
Year Ended October 31, 2006           $ 8.44        0.11         2.04        2.15       (0.09)    (0.25)           (0.34)    $ 10.25
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003           $ 5.32        0.11         1.25        1.36       (0.12)       --            (0.12)    $  6.56
Year Ended October 31, 2004           $ 6.56        0.12         1.08        1.20       (0.12)       --(g)         (0.12)    $  7.64
Year Ended October 31, 2005           $ 7.64        0.18         1.19        1.37       (0.23)    (0.08)           (0.31)    $  8.70
Year Ended October 31, 2006           $ 8.70        0.22         2.09        2.31       (0.15)    (0.25)           (0.40)    $ 10.61
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                           RATIO        RATIO OF        INVESTMENT
                                                                          OF NET        EXPENSES     INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO         (PRIOR TO
                                           NET ASSETS    RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                            AT END OF    EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                 TOTAL         PERIOD  TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET        PORTFOLIO
                            RETURN (a)         (000S)  NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)     TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003      25.51%    $   16,404        0.75%          1.71%           0.88%             1.58%            7.71%
Year Ended October 31, 2004      18.01%    $   34,183        0.76%          1.57%           0.82%             1.51%            7.62%
Year Ended October 31, 2005      17.83%    $   40,565        0.76%          1.81%           0.83%             1.75%           12.24%
Year Ended October 31, 2006      26.89%    $  103,403        0.76%          1.95%           0.80%             1.91%            8.66%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003      24.88%    $      105        1.36%          1.03%           1.48%             0.90%            7.71%
Year Ended October 31, 2004      17.21%    $      159        1.36%          0.98%           1.42%             0.92%            7.62%
Year Ended October 31, 2005      17.17%    $      396        1.36%          1.14%           1.43%             1.07%           12.24%
Year Ended October 31, 2006      25.98%    $      605        1.37%          1.41%           1.41%             1.37%            8.66%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2005 (d)                       3.63%(e) $      152        1.36%(f)       1.57%(f)        1.43%(f)          1.50%(f)        12.24%
Year Ended October 31, 2006      26.06%    $      639        1.37%          1.36%           1.41%             1.33%            8.66%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003      25.90%    $  359,705        0.36%          1.99%           0.48%             1.87%            7.71%
Year Ended October 31, 2004      18.43%    $  855,050        0.36%          1.99%           0.42%             1.93%            7.62%
Year Ended October 31, 2005      18.26%    $1,320,858        0.36%          2.17%           0.43%             2.10%           12.24%
Year Ended October 31, 2006      27.32%    $1,900,802        0.37%          2.34%           0.41%             2.30%            8.66%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For period from February 14, 2005 (commencement of operations) through October 31, 2005.

(e)   Not annualized.

(f)   Annualized.

(g)   The amount is less than $0.005.

                                                               INDEX SERIES | 49

SECTION 6 NATIONWIDE MID CAP MARKET INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $  9.19        0.04         2.68        2.72       (0.04)       --          (0.04)    $ 11.87
Year Ended October 31, 2004          $ 11.87        0.05         1.13        1.18       (0.04)    (0.12)         (0.16)    $ 12.89
Year Ended October 31, 2005          $ 12.89        0.12         2.04        2.16       (0.11)    (0.26)         (0.37)    $ 14.68
Year Ended October 31, 2006          $ 14.68        0.17         1.63        1.80       (0.18)    (0.66)         (0.84)    $ 15.64
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $  9.13       (0.02)        2.66        2.64          --        --             --     $ 11.77
Year Ended October 31, 2004          $ 11.77       (0.02)        1.12        1.10          --     (0.12)         (0.12)    $ 12.75
Year Ended October 31, 2005          $ 12.75        0.03         2.01        2.04       (0.03)    (0.26)         (0.29)    $ 14.50
Year Ended October 31, 2006          $ 14.50        0.07         1.63        1.70       (0.09)    (0.66)         (0.75)    $ 15.45
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)    $ 11.43          --         0.33        0.33          --        --             --     $ 11.76
Year Ended October 31, 2004          $ 11.76       (0.02)        1.12        1.10          --     (0.12)         (0.12)    $ 12.74
Year Ended October 31, 2005          $ 12.74        0.02         2.01        2.03       (0.05)    (0.26)         (0.31)    $ 14.46
Year Ended October 31, 2006          $ 14.46        0.07         1.62        1.69       (0.11)    (0.66)         (0.77)    $ 15.38
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          $  9.25        0.08         2.70        2.78       (0.08)       --          (0.08)    $ 11.95
Year Ended October 31, 2004          $ 11.95        0.11         1.13        1.24       (0.11)    (0.12)         (0.23)    $ 12.96
Year Ended October 31, 2005          $ 12.96        0.17         2.06        2.23       (0.16)    (0.26)         (0.42)    $ 14.77
Year Ended October 31, 2006          $ 14.77        0.22         1.65        1.87       (0.23)    (0.66)         (0.89)    $ 15.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                          RATIO        RATIO OF        INVESTMENT
                                                                         OF NET        EXPENSES     INCOME (LOSS)
                                                                     INVESTMENT       (PRIOR TO         (PRIOR TO
                                           NET ASSETS   RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                            AT END OF   EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                 TOTAL         PERIOD TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                            RETURN (a)         (000S) NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003      29.72%    $   38,693       0.71%          0.48%           0.82%             0.37%             8.26%
Year Ended October 31, 2004      10.07%    $   65,059       0.70%          0.50%           0.77%             0.44%            15.75%
Year Ended October 31, 2005      16.94%    $  150,305       0.70%          0.90%           0.77%             0.84%            18.44%
Year Ended October 31, 2006      12.57%    $  192,274       0.71%          1.09%           0.76%             1.05%            15.59%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003      28.96%    $      295       1.31%         (0.13%)          1.42%            (0.25%)            8.26%
Year Ended October 31, 2004       9.44%    $      657       1.31%         (0.10%)          1.37%            (0.17%)           15.75%
Year Ended October 31, 2005      16.15%    $      884       1.31%          0.27%           1.38%             0.21%            18.44%
Year Ended October 31, 2006      11.98%    $      935       1.32%          0.49%           1.37%             0.43%            15.59%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2003 (d)                       2.89%(e) $       21       1.31%(f)       0.16%(f)        1.71%(f)         (0.24%)(f)         8.26%
Year Ended October 31, 2004       9.48%    $       26       1.31%         (0.10%)          1.38%            (0.17%)           15.75%
Year Ended October 31, 2005      16.13%    $      225       1.31%          0.28%           1.39%             0.21%            18.44%
Year Ended October 31, 2006      11.96%    $      794       1.32%          0.42%           1.37%             0.38%            15.59%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003      30.21%    $  247,960       0.31%          0.87%           0.42%             0.76%             8.26%
Year Ended October 31, 2004      10.47%    $  530,191       0.31%          0.89%           0.37%             0.83%            15.75%
Year Ended October 31, 2005      17.41%    $  857,475       0.31%          1.27%           0.38%             1.21%            18.44%
Year Ended October 31, 2006      13.06%    $1,108,039       0.32%          1.47%           0.37%             1.43%            15.59%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

50 | INDEX SERIES

SECTION 6 NATIONWIDE S&P 500 INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $  7.62        0.10         1.41        1.51       (0.09)       --          (0.09)    $  9.04
Year Ended October 31, 2004          $  9.04        0.11         0.70        0.81       (0.11)       --          (0.11)    $  9.74
Year Ended October 31, 2005          $  9.74        0.15         0.64        0.79       (0.17)       --          (0.17)    $ 10.36
Year Ended October 31, 2006          $ 10.36        0.16         1.47        1.63       (0.16)    (0.08)         (0.24)    $ 11.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $  7.59        0.04         1.41        1.45       (0.04)       --          (0.04)    $  9.00
Year Ended October 31, 2004          $  9.00        0.05         0.69        0.74       (0.04)       --          (0.04)    $  9.70
Year Ended October 31, 2005          $  9.70        0.09         0.63        0.72       (0.09)       --          (0.09)    $ 10.33
Year Ended October 31, 2006          $ 10.33        0.08         1.46        1.54       (0.08)    (0.08)         (0.16)    $ 11.71
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)    $  8.83          --         0.18        0.18          --        --             --     $  9.01
Year Ended October 31, 2004          $  9.01        0.05         0.67        0.72       (0.06)       --          (0.06)    $  9.67
Year Ended October 31, 2005          $  9.67        0.08         0.64        0.72       (0.11)       --          (0.11)    $ 10.28
Year Ended October 31, 2006          $ 10.28        0.08         1.46        1.54       (0.09)    (0.08)         (0.17)    $ 11.65
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          $  7.64        0.11         1.43        1.54       (0.11)       --          (0.11)    $  9.07
Year Ended October 31, 2004          $  9.07        0.13         0.70        0.83       (0.13)       --          (0.13)    $  9.77
Year Ended October 31, 2005          $  9.77        0.19         0.64        0.83       (0.19)       --          (0.19)    $ 10.41
Year Ended October 31, 2006          $ 10.41        0.19         1.47        1.66       (0.19)    (0.08)         (0.27)    $ 11.80
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003          $  7.61        0.09         1.41        1.50       (0.08)       --          (0.08)    $  9.03
Year Ended October 31, 2004          $  9.03        0.11         0.69        0.80       (0.10)       --          (0.10)    $  9.73
Year Ended October 31, 2005          $  9.73        0.16         0.62        0.78       (0.15)       --          (0.15)    $ 10.36
Year Ended October 31, 2006          $ 10.36        0.15         1.46        1.61       (0.14)    (0.08)         (0.22)    $ 11.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                           RATIO        RATIO OF        INVESTMENT
                                                                          OF NET        EXPENSES     INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO         (PRIOR TO
                                           NET ASSETS    RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                            AT END OF    EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                 TOTAL         PERIOD  TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET        PORTFOLIO
                            RETURN (a)         (000S)  NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)     TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003      20.03%    $    5,795        0.48%          1.28%           0.56%             1.21%            1.30%
Year Ended October 31, 2004       8.99%    $    7,822        0.50%          1.18%           0.54%             1.13%            1.71%
Year Ended October 31, 2005       8.11%    $   24,805        0.50%          1.49%           0.56%             1.43%            5.28%
Year Ended October 31, 2006      15.90%    $   42,670        0.49%          1.46%           0.52%             1.43%            2.63%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003      19.14%    $    3,713        1.23%          0.54%           1.30%             0.47%            1.30%
Year Ended October 31, 2004       8.23%    $    4,820        1.23%          0.45%           1.27%             0.41%            1.71%
Year Ended October 31, 2005       7.45%    $    5,707        1.23%          0.90%           1.28%             0.86%            5.28%
Year Ended October 31, 2006      15.01%    $    6,296        1.23%          0.75%           1.26%             0.72%            2.63%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2003 (d)                       2.04%(e) $       10        1.23%(f)       0.48%(f)        1.23%(f)          0.48%(f)         1.30%
Year Ended October 31, 2004       8.06%    $      250        1.23%          0.46%           1.27%             0.42%            1.71%
Year Ended October 31, 2005       7.44%    $      831        1.23%          0.71%           1.28%             0.65%            5.28%
Year Ended October 31, 2006      15.06%    $    1,423        1.23%          0.72%           1.26%             0.69%            2.63%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003      20.39%    $  620,598        0.23%          1.52%           0.30%             1.45%            1.30%
Year Ended October 31, 2004       8.86%    $1,247,061        0.23%          1.45%           0.27%             1.41%            1.71%
Year Ended October 31, 2005       8.55%    $2,007,290        0.23%          1.86%           0.28%             1.81%            5.28%
Year Ended October 31, 2006      16.12%    $2,689,368        0.23%          1.73%           0.26%             1.71%            2.63%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003      19.89%    $  413,554        0.63%          1.14%           0.70%             1.06%            1.30%
Year Ended October 31, 2004       9.24%    $  523,127        0.63%          1.05%           0.67%             1.01%            1.71%
Year Ended October 31, 2005       8.06%    $  578,102        0.63%          1.51%           0.67%             1.47%            5.28%
Year Ended October 31, 2006      15.74%    $  628,021        0.63%          1.35%           0.66%             1.32%            2.63%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

                                                               INDEX SERIES | 51

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 7.64        0.10         1.42        1.52       (0.09)       --          (0.09)     $ 9.07
Year Ended October 31, 2004            $ 9.07        0.12         0.69        0.81       (0.11)       --          (0.11)     $ 9.77
Year Ended October 31, 2005            $ 9.77        0.18         0.62        0.80       (0.17)       --          (0.17)     $10.40
Year Ended October 31, 2006            $10.40        0.17         1.46        1.63       (0.16)    (0.08)         (0.24)     $11.79
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
LOCAL FUND SHARES
Year Ended October 31, 2003            $ 7.66        0.12         1.42        1.54       (0.11)       --          (0.11)     $ 9.09
Year Ended October 31, 2004            $ 9.09        0.14         0.69        0.83       (0.13)       --          (0.13)     $ 9.79
Year Ended October 31, 2005            $ 9.79        0.20         0.63        0.83       (0.19)       --          (0.19)     $10.43
Year Ended October 31, 2006            $10.43        0.19         1.47        1.66       (0.18)    (0.08)         (0.26)     $11.83
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                               RATIO      RATIO OF      INVESTMENT
                                                                              OF NET      EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT     (PRIOR TO       (PRIOR TO
                                                 NET ASSETS    RATIO OF       INCOME    REIMBURSE-      REIMBURSE-
                                                  AT END OF    EXPENSES    (LOSS) TO     MENTS) TO       MENTS) TO
                                         TOTAL       PERIOD  TO AVERAGE      AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                    RETURN (a)       (000S)  NET ASSETS   NET ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              20.11%     $55,197        0.48%        1.29%         0.55%           1.21%          1.30%
Year Ended October 31, 2004               9.14%     $69,569        0.48%        1.21%         0.52%           1.16%          1.71%
Year Ended October 31, 2005               8.29%     $69,996        0.48%        1.68%         0.52%           1.63%          5.28%
Year Ended October 31, 2006              15.85%     $82,443        0.48%        1.49%         0.51%           1.47%          2.63%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
LOCAL FUND SHARES
Year Ended October 31, 2003              20.26%     $    97        0.30%        1.47%         0.37%           1.40%          1.30%
Year Ended October 31, 2004               8.85%     $   106        0.30%        1.38%         0.34%           1.34%          1.71%
Year Ended October 31, 2005               8.45%     $   115        0.30%        1.85%         0.35%           1.80%          5.28%
Year Ended October 31, 2006              16.10%     $   134        0.30%        1.67%         0.33%           1.65%          2.63%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

52 | INDEX SERIES

SECTION 6 NATIONWIDE SMALL CAP INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                   NET ASSET          NET   UNREALIZED
                                      VALUE,   INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                   BEGINNING       INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                   OF PERIOD       (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $  7.27         0.05         2.98        3.03      (0.05)       --          (0.05)     $ 10.25
Year Ended October 31, 2004          $ 10.25         0.06         1.06        1.12      (0.05)    (0.17)         (0.22)     $ 11.15
Year Ended October 31, 2005          $ 11.15         0.10         1.20        1.30      (0.10)    (0.45)         (0.55)     $ 11.90
Year Ended October 31, 2006          $ 11.90         0.15         2.06        2.21      (0.15)    (0.49)         (0.64)     $ 13.47
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $  7.25           --         2.97        2.97      (0.01)       --          (0.01)     $ 10.21
Year Ended October 31, 2004          $ 10.21        (0.01)        1.05        1.04         --     (0.17)         (0.17)     $ 11.08
Year Ended October 31, 2005          $ 11.08         0.03         1.19        1.22      (0.03)    (0.45)         (0.48)     $ 11.82
Year Ended October 31, 2006          $ 11.82         0.08         2.02        2.10      (0.07)    (0.49)         (0.56)     $ 13.36
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (d)    $  9.91           --         0.29        0.29         --        --             --      $ 10.20
Year Ended October 31, 2004          $ 10.20           --         1.06        1.06      (0.01)    (0.17)         (0.18)     $ 11.08
Year Ended October 31, 2005          $ 11.08         0.03         1.19        1.22      (0.05)    (0.45)         (0.50)     $ 11.80
Year Ended October 31, 2006          $ 11.80         0.06         2.05        2.11      (0.09)    (0.49)         (0.58)     $ 13.33
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          $  7.32         0.08         3.00        3.08      (0.08)       --          (0.08)     $ 10.32
Year Ended October 31, 2004          $ 10.32         0.10         1.09        1.19      (0.10)    (0.17)         (0.27)     $ 11.24
Year Ended October 31, 2005          $ 11.24         0.15         1.21        1.36      (0.15)    (0.45)         (0.60)     $ 12.00
Year Ended October 31, 2006          $ 12.00         0.20         2.07        2.27      (0.19)    (0.49)         (0.68)     $ 13.59
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                          RATIO        RATIO OF        INVESTMENT
                                                                         OF NET        EXPENSES     INCOME (LOSS)
                                                                     INVESTMENT       (PRIOR TO         (PRIOR TO
                                           NET ASSETS   RATIO OF         INCOME      REIMBURSE-        REIMBURSE-
                                            AT END OF   EXPENSES      (LOSS) TO       MENTS) TO         MENTS) TO
                                 TOTAL         PERIOD TO AVERAGE        AVERAGE     AVERAGE NET       AVERAGE NET         PORTFOLIO
                            RETURN (a)         (000S) NET ASSETS     NET ASSETS      ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003      41.89%    $   42,343       0.69%          0.61%           0.83%             0.47%            25.63%
Year Ended October 31, 2004      11.08%    $   62,688       0.69%          0.56%           0.77%             0.48%            24.10%
Year Ended October 31, 2005      11.67%    $   65,751       0.69%          0.90%           0.77%             0.82%            24.14%
Year Ended October 31, 2006      19.14%    $  114,281       0.70%          1.21%           0.74%             1.17%            31.51%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003      40.98%    $      249       1.29%          0.04%           1.44%            (0.11%)           25.63%
Year Ended October 31, 2004      10.28%    $      424       1.29%         (0.04%)          1.37%            (0.12%)           24.10%
Year Ended October 31, 2005      10.98%    $      444       1.29%          0.28%           1.37%             0.21%            24.14%
Year Ended October 31, 2006      18.38%    $      482       1.30%          0.62%           1.35%             0.57%            31.51%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
2003 (d)                          2.93%(e) $       21       1.29%(f)       0.07%(f)        1.38%(f)         (0.02%)(f)        25.63%
Year Ended October 31, 2004      10.48%    $       39       1.29%         (0.04%)          1.37%            (0.12%)           24.10%
Year Ended October 31, 2005      10.99%    $      200       1.29%          0.23%           1.37%             0.16%            24.14%
Year Ended October 31, 2006      18.40%    $      534       1.30%          0.53%           1.35%             0.49%            31.51%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003      42.49%    $   99,904       0.29%          1.04%           0.44%             0.89%            25.63%
Year Ended October 31, 2004      11.51%    $  210,322       0.29%          0.97%           0.37%             0.88%            24.10%
Year Ended October 31, 2005      12.11%    $  348,509       0.29%          1.28%           0.37%             1.21%            24.14%
Year Ended October 31, 2006      19.60%    $  518,239       0.30%          1.61%           0.35%             1.57%            31.51%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.


                                                               INDEX SERIES | 53

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available
8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-IDX 2/08

INTERNATIONAL Series

Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund

Fund PROSPECTUS


February ____, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class A                               GOPAX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class B                               GOPBX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class C                               GOPCX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class R                               GOPRX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Institutional Class                   GOPIX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Institutional Service Class           GOPSX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class A                                  GEGAX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class B                                  GEGBX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class C                                  GEGCX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class R                                  GEMRX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Institutional Class                      GEGIX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Institutional Service Class              GEGSX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class A                              GIGAX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class B                              GIGBX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class C                              GIGCX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class R                              GIRRX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Institutional Class                  GIGIX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Institutional Service Class          GIGSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

 3    KEY TERMS

 4    SECTION 1: FUND SUMMARIES AND
         PERFORMANCE
      Nationwide China Opportunities Fund
      Nationwide Emerging Markets Fund
      Nationwide International Growth Fund

16    SECTION 2: FUND INFORMATION
      Additional Information about Investments,
      Investment Techniques and Risks

18    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Management Fees
      Performance-Based Fees
      Portfolio Management
      Multi-Manager Structure

21    SECTION 4: INVESTING WITH NATIONWIDE
         FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

33    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
      Backup Withholding

35    SECTION 6: FINANCIAL HIGHLIGHTS

                                                        INTERNATIONAL SERIES | 1

--------------------------------------------------------------------------------

INTERNATIONAL Series

INTRODUCTION TO THE INTERNATIONAL SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing investment opportunities outside the United States.


Since these Funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Funds may not be appropriate for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as each Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, the current subadviser to the Funds, would continue to serve as subadviser to the new Aberdeen Funds. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | INTERNATIONAL SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

EQUITY-LINKED NOTE - a security whose performance is generally tied to a single stock, a stock index or a basket of stocks.

EQUITY SECURITIES - the securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $__________ to $___________ as of ______________.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $_________ to $________ as of _____________.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $________ to $________ as of_________________


                                                        INTERNATIONAL SERIES | 3

SECTION 1 NATIONWIDE CHINA OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located in China (including Hong Kong). A company generally is considered to be located in China if, as determined by the Fund's management:

o it is organized under the laws of China or Hong Kong or maintains a principal office there;

o     its securities trade principally in China or Hong Kong or

o it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio manager currently believes such companies may be located primarily in Taiwan, Singapore and the United States.

The portfolio manager invests in securities of companies he believes:

o     have the potential to deliver unexpected earnings; and

o     have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and its market. He conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund may invest without limit in companies of any size, including SMALL-CAP and MID-CAP COMPANIES. The Fund also may invest in EQUITY-LINKED NOTES. For purposes of the Fund's 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund also may use DERIVATIVES, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

GEOGRAPHIC RISK - concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds.


EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Zhong Hua Index(SM), or other funds with similar investment objectives and strategies.

EQUITY-LINKED NOTES RISK - the risk that linked securities may decline in value. Additional risks include exchange rate fluctuations and the credit quality of the issuer that may negatively affect the value of a note.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.


4 | INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

 2005              2006              2007
-----------------------------------------
 3.52%            67.26%              %


BEST QUARTER: _____% - ____ QTR OF 200_
WORST QUARTER: _____% - ____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007


                                                                SINCE INCEPTION
                                                       1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
MSCI Zhong Hua Index(2)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                        INTERNATIONAL SERIES | 5

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR                                                                        INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                      2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from _____% at its lowest to _____% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were _____%, _____% and _____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to _____% for Class A shares, _____% for Class R shares and _____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                        INTERNATIONAL SERIES | 7

SECTION 1 NATIONWIDE EMERGING MARKETS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, EMERGING MARKET COUNTRIES. The Fund emphasizes companies that the portfolio manager believes have the potential to deliver unexpected earnings.

The portfolio manager looks for emerging markets that he believes offer the potential for strong economic growth, and tries to avoid emerging markets he believes might be politically or economically unstable. The portfolio manager assesses the valuation and growth rates both of a particular company and of the emerging market where the company is located. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments-and therefore, the value of Fund shares-may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Emerging Markets Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


8 | INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001     2002      2003     2004     2005    2006     2007
----------------------------------------------------------
0.58%    -6.10%    65.25%   20.34%   31.67%  35.01%   %


BEST QUARTER: _____% - ____ QTR OF 200_
WORST QUARTER: _____% - ____ QTR OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (AUG. 30,
                                                   1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sale of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
--------------------------------------------------------------------------------
MSCI Emerging Markets Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.


(5) The MSCI Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                        INTERNATIONAL SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                   INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                      2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ____% at its lowest to ____% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


10 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 11

SECTION 1 NATIONWIDE INTERNATIONAL GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be EMERGING MARKET COUNTRIES. The Fund employs a GROWTH STYLE of investing, which emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings.

The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.


EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


If the value of the Fund's investments goes down, you may lose money.


12 | INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2001      2002     2003     2004     2005     2006    2007
--------------------------------------------------------------
-23.49%   -17.93%   38.33%   14.64%   29.09%   31.94%      %


BEST QUARTER: ______% - _____ QTR. OF 200_
WORST QUARTER: ______% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS(1)
AS OF DECEMBER  31, 2007

                                                                                          SINCE
                                                                                      INCEPTION
                                                                                      (AUG. 30,
                                                                   1 YEAR   5 YEARS       2000)
------------------------------------------------------------------------------------------------
Class A shares - Before Taxes
------------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
------------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and Sale of Shares
------------------------------------------------------------------------------------------------
Class B shares - Before Taxes
------------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
------------------------------------------------------------------------------------------------
Class R shares - Before Taxes(2)
------------------------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
------------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)
------------------------------------------------------------------------------------------------
MSCI All Country World ex U.S. Index(5)
------------------------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.


(5) The MSCI All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                       INTERNATIONAL SERIES | 13

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM           CLASS A     CLASS B     CLASS C     CLASS R          INSTITUTIONAL   INSTITUTIONAL
YOUR INVESTMENT)(1)                             SHARES      SHARES      SHARES      SHARES   SERVICE CLASS SHARES    CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                   5.75%(2)    None        None        None                   None            None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                None(3)     5.00%(4)    1.00%(5)    None                   None            None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                                     2.00%       2.00%       2.00%       2.00%                  2.00%           2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)              0.25%       1.00%       1.00%       0.50%                  None            None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI All Country World ex-U.S. Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ____% at its lowest to ____% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to _____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


14 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 15

SECTION 2 FUND INFORMATION

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

EQUITY-LINKED NOTES - The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

o purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

o     the credit quality of the note's issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

16 | INTERNATIONAL SERIES

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER -The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                       INTERNATIONAL SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser to the Funds. Subject to the supervision of NFA and the Board of Trustees, GGP manages each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


MANAGEMENT FEES

Each Fund pays the Adviser a base management fee, which is based on each Fund's average daily net assets. The Adviser pays each subadviser from the management fee it receives.

PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser) for outperforming or underperforming, respectively, each Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                        MSCI Zhong Hua Index
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                    MSCI Emerging Markets Index
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     MSCI All Country World
                                                                  ex U.S. Index
--------------------------------------------------------------------------------

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to the Funds' subadviser, GGP.

--------------------------------------------------------------------------------
OUT OR UNDERPERFORMANCE                                   CHANGE IN FEES
+/- 1 percentage point                                       +/- 0.02%
+/- 2 percentage points                                      +/- 0.04%
+/- 3 percentage points                                      +/- 0.06%
+/- 4 percentage points                                      +/- 0.08%
+/- 5 percentage points                                      +/- 0.10%
--------------------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, the Adviser (and the subadviser) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

18 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS

(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                     MINIMUM FEE                   BASE FEE               MAXIMUM FEE
NATIONWIDE CHINA OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------
On assets up to $500 million                      1.15%                        1.25%                    1.35%
----------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                                  1.10%                        1.20%                    1.30%
----------------------------------------------------------------------------------------------------------------
On assets of $2 billion
and more                                          1.05%                        1.15%                    1.25%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
On assets up to $500 million                      0.95%                        1.05%                    1.15%
----------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                                  0.90%                        1.00%                    1.10%
----------------------------------------------------------------------------------------------------------------
On assets of $2 billion
and more                                          0.85%                        0.95%                    1.05%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------
On assets up to $500 million                      0.80%                        0.90%                    1.00%
----------------------------------------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                                  0.75%                        0.85%                    0.95%
----------------------------------------------------------------------------------------------------------------
On assets of $2 billion
and more                                          0.70%                        0.80%                    0.90%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                            MANAGEMENT FEE
----------------------------------------------------------
Nationwide China Opportunities Fund
----------------------------------------------------------
Nationwide Emerging Markets Fund
----------------------------------------------------------
Nationwide International Growth Fund
----------------------------------------------------------


                                                       INTERNATIONAL SERIES | 19

PORTFOLIO MANAGEMENT

NATIONWIDE CHINA OPPORTUNITIES FUND

Charlie Awdry, CFA, is responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Awdry has assisted in the management of the Fund since its inception in June 2004.

Mr. Awdry joined GGP in September 2001 and, two years later, he assumed the role of investment manager, co-managing a China investment fund in the United Kingdom
(UK). As co-manager of the UK Gartmore China Opportunities Fund, Mr. Awdry spent six months working in Gartmore's Hong Kong office, returning in April 2006. Prior to 2001, Mr. Awdry was at the University of Bristol where he graduated with a first class Honours BA in Geography.

NATIONWIDE EMERGING MARKETS FUND

Christopher Palmer, CFA, of the Global Emerging Markets team, is responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Palmer has been with GGP since 1995 and has extensive experience in Emerging Markets, Latin America, and hedge fund investments, including five years managing AlphaGen hedge funds. He previously co-managed the Fund from its inception in August 2000 through February 2004. Mr. Palmer graduated from Colgate University in 1986. In 1988, he completed an MBA in Finance at New York University. He currently also manages or co-manages the Nationwide NVIT Emerging Markets Fund and the Nationwide NVIT Developing Markets Fund.

NATIONWIDE INTERNATIONAL GROWTH FUND

The GGP Global Equities team manages the Nationwide International Growth Fund. Brian O'Neill and Ben Walker are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have jointly managed the Fund since January 7, 2004.

Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds. Mr. O'Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy. Mr. O'Neill currently also manages or co-manages the Nationwide NVIT International Growth Fund.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. Mr. Walker currently also manages or co-manages the Nationwide Global Utilities Fund, the Nationwide NVIT Global Utilities Fund and the Nationwide NVIT International Growth Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed by the Adviser and subadvised by GGP. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

20 | INTERNATIONAL SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge             A front-end sales charge means that a
up to 5.75%                           portion of your initial investment goes
                                      toward the sales charge and is not
                                      invested.

Contingent deferred                Reduction and waivers of sales charges may
sales charge (CDSC)(1)                be available.

Annual service and/or              Total annual operating expenses are lower
12b-1 fee of 0.25%                    than Class B and Class C expenses which
Administrative services               means higher dividends and/or net asset
fee up to 0.25%                       value ("NAV") per share.

                                   No conversion feature.

                                   No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                   No front-end sales charge means your full
                                      investment immediately goes toward
                                      buying shares.

                                   No reduction of CDSC, but waivers may be available.

                                   The CDSC declines 1% in most years to zero
                                      after six years.

Annual service and/or              Total annual operating expenses are higher
12b-1 fee of 1.00%                    than Class A expenses which means lower
No administrative                     dividends and/or NAV per share.
services fee
                                   Automatic conversion to Class A shares
                                      after seven years, which means lower
                                      annual expenses in the future.

                                   Maximum investment amount of $100,000.
                                      Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                      No front-end sales charge means your full
                                      investment immediately goes toward
                                      buying shares.

                                   No reduction of CDSC, but waivers may be
                                      available.

                                   The CDSC declines to zero after one year.

Annual service and/or              Total annual operating expenses are higher
12b-1 fee of 1.00%                    than Class A expenses which means lower
No administrative                     dividends and/or NAV per share.
services fee
                                   No conversion feature.

                                   Maximum investment amount of
                                      $1,000,000(2). Larger investments may be
                                      rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

                                                       INTERNATIONAL SERIES | 21

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

-----------------------------------------------------------------------------------------
                                      SALES CHARGE AS A PERCENTAGE OF
                                      -------------------------------
                                                                                  DEALER
                                                           NET AMOUNT      COMMISSION AS
AMOUNT OF                               OFFERING             INVESTED      PERCENTAGE OF
PURCHASE                                   PRICE      (APPROXIMATELY)     OFFERING PRICE
-----------------------------------------------------------------------------------------
Less than $50,000                           5.75%                6.10%              5.00%
-----------------------------------------------------------------------------------------
$50,000 to $99,999                          4.75                 4.99               4.00
-----------------------------------------------------------------------------------------
$100,000 to $249,999                        3.50                 3.63               3.00
-----------------------------------------------------------------------------------------
$250,000 to $499,999                        2.50                 2.56               2.00
-----------------------------------------------------------------------------------------
$500,000 to $999,999                        2.00                 2.04               1.75
-----------------------------------------------------------------------------------------
$1 million or more                          None                 None               None*
-----------------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

22 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker- dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

---------------------------------------------------------------------
AMOUNT OF                $1 MILLION       $4 MILLION     $25 MILLION
PURCHASE              TO $3,999,999   TO $24,999,999         OR MORE
---------------------------------------------------------------------
If sold within            18 months        18 months       18 months
---------------------------------------------------------------------
Amount of CDSC                 1.00%            0.50%           0.25%
---------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

----------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
----------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%       1%        0%
----------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 23

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

24 | INTERNATIONAL SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                      AS A % OF DAILY NET ASSETS
Class A shares             0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares             0.50% (0.25% of which may be either
                           a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

                                                       INTERNATIONAL SERIES | 25

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses,

o     obtain information on the Nationwide Funds,

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

26 | INTERNATIONAL SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
------------------------------------------------------------------------------------------------------------------------------------
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.       * EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60 DAYS
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND       WRITTEN NOTICE TO SHAREHOLDERS.
THE SALE OF SHARES AT ANY TIME.                                    **A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                   SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has            THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or     processed at the NAV next calculated after the Funds' agent or an
an authorized intermediary receives your order in proper form.     authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.         mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,    include your account number(s) and the name(s) of the Fund(s) you
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT      wish to exchange from and to. The letter must be signed by all
CARD CHECKS OR MONEY ORDERS.                                       account owners. We reserve the right to request original
                                                                   documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Funds      you decline this option on your application. The Funds follow
follow procedures to confirm that telephone instructions are       procedures to confirm that telephone instructions are genuine and
genuine and will not be liable for any loss, injury, damage or     will not be liable for any loss, injury, damage or expense that
expense that results from executing such instructions. The         results from executing such instructions. The Funds may revoke
Funds may revoke telephone privileges at any time, without         telephone privileges at any time, without notice to shareholders.
notice to shareholders                                             For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES: A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'    ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line                website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                           of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization        directly to your account at a commercial bank. A voided check
will be in effect unless you give the Funds written notice of      must be attached to your application. (The authorization will be
its termination.)                                                  in effect unless you give the Fund written notice of its
                                                                   termination.)

o     if you choose this method to open a new account, you must    o     your proceeds typically will be wired to your bank on the
      call our toll- free number before you wire your                    next business day after your order has been processed.
      investment and arrange to fax your completed application.

o     your bank may charge a fee to wire funds.                    o     Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.

o     the wire must be received by 4:00 p.m. in order to           o     your financial institution may also charge a fee for
      receive the current day's NAV.                                     receiving the wire.

                                                                   o     funds sent outside the U.S. may be subject to higher fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide    BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the         be sent to your bank via ACH on the second business day after
second business day after your purchase order has been             your order has been processed. A voided check must be attached to
processed. A voided check must be attached to your application.    your application. Money sent through ACH should reach your bank
Money sent through ACH typically reaches Nationwide Funds from     in two business days. There is no fee for this service. (The
your bank in two business days. There is no fee for this           authorization will be in effect unless you give the Funds written
service. (The authorization will be in effect unless you give      notice of its termination.)
the Funds written notice of its termination.)

                                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans or     administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should        administrators wishing to conduct transactions should call our
call our toll-free number. Eligible entities or individuals        toll-free number. Eligible entities or individuals wishing to
wishing to conduct transactions in Institutional Service Class     conduct transactions in Institutional Service Class or
or Institutional Class shares should call our toll-free number.    Institutional Class shares should call our toll-free number

                                                       INTERNATIONAL SERIES | 27

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

28 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                           $     2,000 (per Fund)
To open an IRA account                       $     1,000 (per Fund)
Additional investments                       $       100 (per Fund)
To start an Automatic Asset
Accumulation Plan                            $     1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)          $                  50
-------------------------------------------------------------------
CLASS R SHARES
To open an account                                      No Minimum
Additional investments                                  No Minimum
-------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                           $    50,000 (per Fund)
Additional investments                                  No Minimum
-------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                           $1,000,000 (per Fund)
Additional investments                                  No Minimum
-------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

--------------------------------------------------------------------------------
CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

                                                       INTERNATIONAL SERIES | 29

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

30 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 31

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


----------------------------------------------------------------------------------
                                                                          MINIMUM
                                                      EXCHANGE/    HOLDING PERIOD
FUND                                             REDEMPTION FEE   (CALENDAR DAYS)
Nationwide China Opportunities Fund                       2.00%                90
----------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                          2.00%                90
----------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                 2.00%                90
----------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                    2.00%                90
----------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                  2.00%                90
----------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                    2.00%                90
----------------------------------------------------------------------------------
Nationwide Global Utilities Fund                          2.00%                90
----------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                        2.00%                90
----------------------------------------------------------------------------------
Nationwide International Growth Fund                      2.00%                90
----------------------------------------------------------------------------------
Nationwide International Value Fund                       2.00%                90
----------------------------------------------------------------------------------
Nationwide Market Neutral Fund                            2.00%                90
----------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                          2.00%                90
----------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                            2.00%                90
----------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                    2.00%                90
----------------------------------------------------------------------------------
Nationwide Small Cap Fund                                 2.00%                90
----------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                            2.00%                90
----------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                     2.00%                90
----------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                         2.00%                90
----------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                           2.00%                90
----------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                        2.00%                90
----------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                      2.00%                90
----------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                       2.00%                90
----------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                         2.00%                90
----------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                         2.00%                90
----------------------------------------------------------------------------------
Nationwide Growth Fund                                    2.00%                30
----------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                           2.00%                30
----------------------------------------------------------------------------------
Nationwide Fund                                           2.00%                30
----------------------------------------------------------------------------------
Nationwide Leaders Fund                                   2.00%                30
----------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                       2.00%                30
----------------------------------------------------------------------------------
Nationwide Value Fund                                     2.00%                30
----------------------------------------------------------------------------------
Nationwide Bond Fund                                      2.00%                 7
----------------------------------------------------------------------------------
Nationwide Bond Index Fund                                2.00%                 7
----------------------------------------------------------------------------------
Nationwide Government Bond Fund                           2.00%                 7
----------------------------------------------------------------------------------
Nationwide International Index Fund                       2.00%                 7
----------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                      2.00%                 7
----------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                             2.00%                 7
----------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                       2.00%                 7
----------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                           2.00%                 7
----------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                           2.00%                 7
----------------------------------------------------------------------------------


32 | INTERNATIONAL SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

                                                       INTERNATIONAL SERIES | 33

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

34 | INTERNATIONAL SERIES

SECTION 6 NATIONWIDE CHINA OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operations for the past five years, for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _______________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING



------------------------------------------------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00        0.01           1.25         1.26       (0.02)        --           (0.02)
Year Ended October 31, 2005          $   11.24        0.09           0.33         0.42       (0.07)     (0.34)          (0.41)
Year Ended October 31, 2006          $   11.25        0.05           5.54         5.59       (0.05)     (0.94)          (0.99)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00        0.01           1.23         1.24       (0.01)        --           (0.01)
Year Ended October 31, 2005          $   11.23        0.03           0.31         0.34       (0.04)     (0.34)          (0.38)
Year Ended October 31, 2006          $   11.19       (0.04)          5.49         5.45       (0.01)     (0.94)          (0.95)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00       (0.01)          1.24         1.23          --         --              --
Year Ended October 31, 2005          $   11.23        0.02           0.31         0.33       (0.03)     (0.34)          (0.37)
Year Ended October 31, 2006          $   11.19       (0.03)          5.48         5.45       (0.01)     (0.94)          (0.95)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00        0.01           1.24         1.25       (0.01)        --           (0.01)
Year Ended October 31, 2005          $   11.24        0.06           0.33         0.39       (0.06)     (0.34)          (0.40)
Year Ended October 31, 2006          $   11.23        0.08           5.44         5.52       (0.03)     (0.94)          (0.97)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00        0.02           1.25         1.27       (0.02)        --           (0.02)
Year Ended October 31, 2005          $   11.25        0.09           0.34         0.43       (0.09)     (0.34)          (0.43)
Year Ended October 31, 2006          $   11.25        0.11           5.51         5.62       (0.06)     (0.94)          (1.00)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00        0.02           1.25         1.27       (0.02)        --           (0.02)
Year Ended October 31, 2005          $   11.25        0.12           0.34         0.46       (0.10)     (0.34)          (0.44)
Year Ended October 31, 2006          $   11.27        0.05           5.58         5.63       (0.06)     (0.94)          (1.00)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                   NET ASSET
                                     REDEMPTION   VALUE, END           TOTAL
                                           FEES    OF PERIOD      RETURN (a)
----------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)            --   $    11.24       12.61%(e)
Year Ended October 31, 2005                  --   $    11.25        3.58%
Year Ended October 31, 2006                0.01   $    15.86       53.19%
Year Ended October 31, 2007
----------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            --   $    11.23       12.38%(e)
Year Ended October 31, 2005                  --   $    11.19        2.82%
Year Ended October 31, 2006                0.01   $    15.70       52.07%
Year Ended October 31, 2007
----------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            --   $    11.23       12.30%(e)
Year Ended October 31, 2005                  --   $    11.19        2.79%
Year Ended October 31, 2006                0.01   $    15.70       52.11%
Year Ended October 31, 2007
----------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            --   $    11.24       12.46%(e)
Year Ended October 31, 2005                  --   $    11.23        3.29%
Year Ended October 31, 2006                0.01   $    15.79       52.68%
Year Ended October 31, 2007
----------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            --   $    11.25       12.74%(e)
Year Ended October 31, 2005                  --   $    11.25        3.63%
Year Ended October 31, 2006                0.01   $    15.88       53.57%
Year Ended October 31, 2007
----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)            --   $    11.25       12.74%(e)
Year Ended October 31, 2005                  --   $    11.27        3.86%
Year Ended October 31, 2006                0.01   $    15.91       53.57%
Year Ended October 31, 2007
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                           RATIO         RATIO OF         INVESTMENT
                                                                          OF NET         EXPENSES      INCOME (LOSS)
                                                                      INVESTMENT        (PRIOR TO          (PRIOR TO
                                      NET ASSETS         RATIO OF         INCOME       REIMBURSE-         REIMBURSE-
                                       AT END OF         EXPENSES      (LOSS) TO        MENTS) TO          MENTS) TO
                                          PERIOD       TO AVERAGE        AVERAGE      AVERAGE NET        AVERAGE NET     PORTFOLIO
                                          (000S)       NET ASSETS     NET ASSETS       ASSETS (b)         ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $    1,029         1.95%(f)      0.37%(f)          5.57%(f)         (3.25%)(f)        50.76%
Year Ended October 31, 2005           $    2,847         2.01%         0.95%             2.68%             0.28%           130.48%
Year Ended October 31, 2006           $   14,470         1.99%         0.44%             2.10%             0.33%           124.36%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     $       19         2.65%(f)     (0.14%)(f)         6.09%(f)         (3.57%)(f)        50.76%
Year Ended October 31, 2005           $      315         2.74%         0.33%             3.41%            (0.34%)          130.48%
Year Ended October 31, 2006           $    1,210         2.73%        (0.47%)            2.85%            (0.59%)          124.36%
Year Ended October 31, 2007
------------------------------------------------ ---------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     $       38         2.65%(f)     (1.42%)(f)         6.93%(f)         (5.69%)(f)        50.76%
Year Ended October 31, 2005           $    1,258         2.73%         0.24%             3.42%            (0.45%)          130.48%
Year Ended October 31, 2006           $    5,247         2.73%        (0.25%)            2.85%            (0.37%)          124.36%
Year Ended October 31, 2007
------------------------------------------------ ---------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     $        1         2.40%(f)     (0.18%)(f)         4.86%(f)         (2.64%)(f)        50.76%
Year Ended October 31, 2005           $        1         2.22%         0.49%             2.87%            (0.16%)          130.48%
Year Ended October 31, 2006           $        7         2.28%         0.68%             2.36%             0.61%           124.36%
Year Ended October 31, 2007
------------------------------------------------ ---------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $        1         1.70%(f)      0.51%(f)          3.97%(f)         (1.75%)(f)        50.76%
Year Ended October 31, 2005           $        1         1.82%         0.84%             2.48%             0.18%           130.48%
Year Ended October 31, 2006           $      120         1.72%         1.34%             1.81%             1.25%           124.36%
Year Ended October 31, 2007
------------------------------------------------ ---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     $    5,637         1.65%(f)      0.59%(f)          4.17%(f)         (1.93%)(f)        50.76%
Year Ended October 31, 2005           $    5,854         1.72%         0.98%             2.41%             0.29%           130.48%
Year Ended October 31, 2006           $    8,994         1.74%         0.31%             1.88%             0.17%           124.36%
Year Ended October 31, 2007
------------------------------------------------ ---------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

                                                       INTERNATIONAL SERIES | 35

SECTION 6 NATIONWIDE EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $    6.80        0.03           3.71         3.74          --         --              --
Year Ended October 31, 2004          $   10.54        0.05           1.70         1.75       (0.05)        --           (0.05)
Year Ended October 31, 2005          $   12.27        0.08           3.47         3.55       (0.05)     (0.85)          (0.90)
Year Ended October 31, 2006          $   14.92        0.10           4.49         4.59       (0.10)     (1.59)          (1.69)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $    6.71          --           3.62         3.62          --         --              --
Year Ended October 31, 2004          $   10.33       (0.03)          1.67         1.64       (0.02)        --           (0.02)
Year Ended October 31, 2005          $   11.98       (0.01)          3.37         3.36       (0.01)     (0.85)          (0.86)
Year Ended October 31, 2006          $   14.48       (0.01)          4.35         4.34       (0.02)     (1.59)          (1.61)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $    6.80          --           3.67         3.67          --         --              --
Year Ended October 31, 2004          $   10.47       (0.02)          1.68         1.66       (0.02)        --           (0.02)
Year Ended October 31, 2005          $   12.14       (0.01)          3.42         3.41       (0.01)     (0.85)          (0.86)
Year Ended October 31, 2006          $   14.69       (0.01)          4.42         4.41       (0.02)     (1.59)          (1.61)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   11.20        0.03           0.78         0.81       (0.03)        --           (0.03)
Year Ended October 31, 2005          $   12.01        0.04           3.41         3.45       (0.04)     (0.85)          (0.89)
Year Ended October 31, 2006          $   14.57        0.05           4.40         4.45       (0.11)     (1.59)          (1.70)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003          $    6.86        0.08           3.72         3.80          --         --              --
Year Ended October 31, 2004          $   10.66        0.09           1.72         1.81       (0.07)        --           (0.07)
Year Ended October 31, 2005          $   12.43        0.10           3.54         3.64       (0.08)     (0.85)          (0.93)
Year Ended October 31, 2006 (i)      $   15.14        0.17           4.56         4.73       (0.14)     (1.59)          (1.73)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $   11.26        0.03           1.15         1.18       (0.04)        --           (0.04)
Year Ended October 31, 2005          $   12.43        0.11           3.53         3.64       (0.08)     (0.85)          (0.93)
Year Ended October 31, 2006          $   15.14        0.13           4.60         4.73       (0.14)     (1.59)          (1.73)
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                     RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                                                 RATIO
                                                                                                                OF NET
                                                                                                            INVESTMENT
                                                                              NET ASSETS       RATIO OF         INCOME
                                                   NET ASSET                   AT END OF       EXPENSES      (LOSS) TO
                                     REDEMPTION   VALUE, END        TOTAL         PERIOD     TO AVERAGE        AVERAGE
                                           FEES    OF PERIOD   RETURN (a)         (000S)     NET ASSETS     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  --   $    10.54    55.00%        $    9,070       1.88%          0.61%
Year Ended October 31, 2004                0.03   $    12.27    16.97%        $   13,898       1.88%          0.41%
Year Ended October 31, 2005                  --   $    14.92    30.02%        $   22,009       1.84%          0.55%
Year Ended October 31, 2006                  --   $    17.82    32.89%        $   34,047       1.65%          0.60%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  --   $    10.33    53.95%        $    2,010       2.55%          0.07%
Year Ended October 31, 2004                0.03   $    11.98    16.14%        $    2,900       2.55%         (0.27%)
Year Ended October 31, 2005                  --   $    14.48    29.30%        $    4,062       2.52%         (0.11%)
Year Ended October 31, 2006                  --   $    17.21    31.97%        $    6,013       2.31%         (0.08%)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                  --   $    10.47    53.97%        $    1,398       2.55%         (0.12%)
Year Ended October 31, 2004                0.03   $    12.14    16.21%        $    2,217       2.55%         (0.16%)
Year Ended October 31, 2005                  --   $    14.69    29.20%        $    4,302       2.51%         (0.11%)
Year Ended October 31, 2006                  --   $    17.49    31.92%        $    7,716       2.31%         (0.07%)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)          0.03   $    12.01     7.50%(f)     $        1       2.15%(g)       0.26%(g)
Year Ended October 31, 2005                  --   $    14.57    30.11%        $        9       1.82%          0.16%
Year Ended October 31, 2006                  --   $    17.32    32.65%        $      456       1.84%         (0.01%)
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  --   $    10.66    55.39%        $    1,781       1.55%          1.07%
Year Ended October 31, 2004                0.03   $    12.43    17.25%        $    3,737       1.55%          0.81%
Year Ended October 31, 2005                  --   $    15.14    30.60%        $    8,954       1.50%          0.83%
Year Ended October 31, 2006 (i)              --   $    18.14    33.25%        $    3,066       1.34%          1.01%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)          0.03   $    12.43    10.79%(f)     $      236       1.55%(g)       0.81%(g)
Year Ended October 31, 2005                  --   $    15.14    30.60%        $    2,631       1.49%          0.92%
Year Ended October 31, 2006                  --   $    18.14    33.32%        $   10,390       1.30%          0.88%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                   RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
                                                         RATIO OF NET
                                           RATIO OF        INVESTMENT
                                           EXPENSES     INCOME (LOSS)
                                          (PRIOR TO         (PRIOR TO
                                         REIMBURSE-        REIMBURSE-
                                          MENTS) TO         MENTS) TO
                                        AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                2.45%             0.05%              146.04%
Year Ended October 31, 2004                1.99%             0.31%              134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006                1.66%             0.59%              141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                3.18%            (0.56%)             146.04%
Year Ended October 31, 2004                2.65%            (0.37%)             134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006                2.32%            (0.09%)             141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                2.95%            (0.52%)             146.04%
Year Ended October 31, 2004                2.64%            (0.25%)             134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006                2.32%            (0.08%)             141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)          2.28%(g)          0.13%(g)           134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006                1.94%            (0.11%)             141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                2.18%             0.44%              146.04%
Year Ended October 31, 2004                1.66%             0.70%              134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006 (i)            1.34%             1.00%              141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)          1.71%(g)          0.65%(g)           134.11%
Year Ended October 31, 2005                     (h)               (h)           135.40%
Year Ended October 31, 2006                1.33%             0.85%              141.70%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

(h)   There were no fee reductions in this period.

(i) Net investment income (loss) is based on average shares outstanding during the period.

36 | INTERNATIONAL SERIES

SECTION 6 NATIONWIDE INTERNATIONAL GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                     DIVIDENDS
-------------------------------------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM          NET
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $    5.38       (0.01)           1.58         1.57          --              --
Year Ended October 31, 2004          $    6.98        0.01            0.79         0.80          --              --
Year Ended October 31, 2005          $    7.79        0.08            1.90         1.98       (0.08)          (0.08)
Year Ended October 31, 2006          $    9.69        0.02            3.68         3.70       (0.04)          (0.04)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $    5.30       (0.05)           1.54         1.49          --              --
Year Ended October 31, 2004          $    6.82       (0.05)           0.78         0.73          --              --
Year Ended October 31, 2005          $    7.56        0.01            1.83         1.84       (0.05)          (0.05)
Year Ended October 31, 2006          $    9.35       (0.08)           3.57         3.49       (0.01)          (0.01)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $    5.33       (0.05)           1.55         1.50          --              --
Year Ended October 31, 2004          $    6.86       (0.01)           0.74         0.73          --              --
Year Ended October 31, 2005          $    7.60        0.03            1.82         1.85       (0.05)          (0.05)
Year Ended October 31, 2006          $    9.40       (0.02)           3.54         3.52       (0.02)          (0.02)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $    7.25        0.02            0.30         0.32          --              --
Year Ended October 31, 2005          $    7.58        0.07            1.86         1.93       (0.10)          (0.10)
Year Ended October 31, 2006          $    9.41       (0.04)           3.61         3.57       (0.03)          (0.03)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003          $    5.42        0.01            1.59         1.60          --              --
Year Ended October 31, 2004          $    7.05        0.02            0.81         0.83          --              --
Year Ended October 31, 2005          $    7.89        0.11            1.91         2.02       (0.10)          (0.10)
Year Ended October 31, 2006          $    9.81        0.02            3.77         3.79       (0.05)          (0.05)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)    $    7.51          --            0.37         0.37          --              --
Year Ended October 31, 2005          $    7.89        0.11            1.91         2.02       (0.10)          (0.10)
Year Ended October 31, 2006          $    9.81        0.03            3.76         3.79       (0.05)          (0.05)
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                                                                RATIO
                                                                                                               OF NET
                                                                                                           INVESTMENT
                                                                              NET ASSETS      RATIO OF         INCOME
                                                   NET ASSET                   AT END OF      EXPENSES      (LOSS) TO
                                     REDEMPTION   VALUE, END        TOTAL         PERIOD    TO AVERAGE        AVERAGE
                                           FEES    OF PERIOD   RETURN (a)         (000S)    NET ASSETS     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                0.03   $     6.98    29.74%        $    2,592      1.65%          0.39%
Year Ended October 31, 2004                0.01   $     7.79    11.60%        $    3,096      1.65%          0.06%
Year Ended October 31, 2005                  --   $     9.69    25.49%        $    7,980      1.65%          0.74%
Year Ended October 31, 2006                  --   $    13.35    38.22%        $   26,565      1.69%         (0.04%)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                0.03   $     6.82    28.68%        $    2,395      2.40%         (0.36%)
Year Ended October 31, 2004                0.01   $     7.56    10.85%        $    2,695      2.40%         (0.70%)
Year Ended October 31, 2005                  --   $     9.35    24.49%        $    3,444      2.40%          0.12%
Year Ended October 31, 2006                  --   $    12.83    37.37%        $    6,031      2.41%         (0.80%)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                0.03   $     6.86    28.71%        $       16      2.40%         (0.37%)
Year Ended October 31, 2004                0.01   $     7.60    10.79%        $      112      2.40%         (0.23%)
Year Ended October 31, 2005                  --   $     9.40    24.45%        $      272      2.40%          0.10%
Year Ended October 31, 2006                  --   $    12.90    37.49%        $    9,566      2.40%         (0.62%)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)          0.01   $     7.58     4.55%(f)     $        1      2.00%(g)       0.31%(g)
Year Ended October 31, 2005                  --   $     9.41    25.37%        $        1      1.68%          0.81%
Year Ended October 31, 2006                  --   $    12.95    38.01%        $        2      1.94%         (0.38%)
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                0.03   $     7.05    30.07%        $    2,350      1.40%          0.64%
Year Ended October 31, 2004                0.01   $     7.89    11.91%        $    2,629      1.40%          0.30%
Year Ended October 31, 2005                  --   $     9.81    25.72%        $    3,306      1.40%          1.12%
Year Ended October 31, 2006                  --   $    13.55    38.76%        $    4,589      1.41%          0.17%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)          0.01   $     7.89     5.06%(f)     $      189      1.40%(g)       0.03%(g)
Year Ended October 31, 2005                  --   $     9.81    25.72%        $    1,372      1.40%          1.11%
Year Ended October 31, 2006                  --   $    13.55    38.76%        $    3,742      1.41%          0.22%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                    RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
                                                         RATIO OF NET
                                           RATIO OF        INVESTMENT
                                           EXPENSES     INCOME (LOSS)
                                          (PRIOR TO         (PRIOR TO
                                         REIMBURSE-        REIMBURSE-
                                          MENTS) TO         MENTS) TO
                                        AVERAGE NET       AVERAGE NET         PORTFOLIO
                                         ASSETS (b)        ASSETS (b)      TURNOVER (c)
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                2.37%           (0.33%)              304.72%
Year Ended October 31, 2004                2.10%           (0.38%)              262.09%
Year Ended October 31, 2005                1.90%            0.50%               247.22%
Year Ended October 31, 2006                1.70%           (0.05%)              175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                3.12%           (1.08%)              304.72%
Year Ended October 31, 2004                2.84%           (1.14%)              262.09%
Year Ended October 31, 2005                2.81%           (0.30%)              247.22%
Year Ended October 31, 2006                2.42%           (0.82%)              175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                3.12%           (1.09%)              304.72%
Year Ended October 31, 2004                2.87%           (0.70%)              262.09%
Year Ended October 31, 2005                2.69%           (0.19%)              247.22%
Year Ended October 31, 2006                2.40%           (0.62%)              175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)          2.65%(g)        (0.33%)(g)           262.09%
Year Ended October 31, 2005                2.31%            0.18%               247.22%
Year Ended October 31, 2006                1.96%           (0.39%)              175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                2.12%           (0.08%)              304.72%
Year Ended October 31, 2004                1.84%           (0.14%)              262.09%
Year Ended October 31, 2005                1.82%            0.70%               247.22%
Year Ended October 31, 2006                1.42%            0.15%               175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (e)          1.94%(g)        (0.52%)(g)           262.09%
Year Ended October 31, 2005                1.61%            0.90%               247.22%
Year Ended October 31, 2006                1.42%            0.20%               175.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(e) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(f)   Not annualized.

(g)   Annualized.

                                                       INTERNATIONAL SERIES | 37

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-INT 2/08

LEADERSHIP Series

Nationwide Mid Cap Growth Leaders Fund

Nationwide Leaders Fund

Nationwide Small Cap Leaders Fund

Nationwide U.S. Growth Leaders Fund

Nationwide Worldwide Leaders Fund

FundPROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

LEADERSHIP Series

These specialty Funds are concentrated stock portfolios focusing in major world markets and featuring the managers' BEST IDEAS.

--------------------------------------------------------------------------------

FUND AND CLASS                                                            TICKER
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class A                             NMGAX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class B                             NMGBX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class C                             GMGCX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class D                             NMCGX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class R                             GMGRX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Institutional Class                 GMGIX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Institutional Service Class          n/a
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class A                                            GULAX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class B                                            GULBX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class C                                            GULCX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class R                                            GNLRX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Institutional Class                                GNLIX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Institutional Service Class                        GULIX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class A                                  GPLAX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class B                                  GPLBX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class C                                  GPLCX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class R                                  GSLRX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Institutional Class                      GPLIX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Institutional Service Class              GSLSX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class A                                GXXAX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class B                                GXXBX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class C                                GXXCX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class R                                GGLRX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Institutional Class                    GGLIX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Institutional Service Class            GXXIX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class A                                  GLLAX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class B                                  GLLBX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class C                                  GLLCX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class R                                  GWLRX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Institutional Class                      GWLIX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Institutional Service Class              GLLSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3     KEY TERMS

4     SECTION 1: FUND SUMMARIES
         AND PERFORMANCE
      Nationwide Mid Cap Growth Leaders Fund
      Nationwide Leaders Fund
      Nationwide Small Cap Leaders Fund
      Nationwide U.S. Growth Leaders Fund
      Nationwide Worldwide Leaders Fund

25    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

27    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadvisers
      Management Fees
      Portfolio Management
      Multi-Manager Structure

32    SECTION 4: INVESTING WITH
         NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

44    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
      Backup Withholding

46    SECTION 6: FINANCIAL HIGHLIGHTS

                                                           LEADERSHIP SERIES | 1

--------------------------------------------------------------------------------

LEADERSHIP Series

INTRODUCTION TO THE LEADERSHIP SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust"):

Nationwide Mid Cap Growth Leaders Fund
Nationwide Leaders Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Worldwide Leaders Fund

These Funds are primarily intended:

o to help investors grow their capital through investments in leading U.S. or foreign companies.


Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Nationwide Mid Cap Growth Leaders Fund also offers Class D shares, but does not currently offer Institutional Service Class shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, NorthPointe Capital, LLC, and Security Global Investors, the current subadvisers to the Nationwide Worldwide Leaders Fund, Nationwide Small Cap Leaders Fund, and Nationwide Mid Cap Growth Leaders Fund, respectively, would continue to serve as subadvisers to the corresponding new Aberdeen Funds. Currently, Aberdeen serves as subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund and the value sleeve of the Nationwide Small Cap Leaders Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | LEADERSHIP SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's 500(R) Index, ranging from $___________ to $___________ as of ___________.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $___________ to $___________ as of ___________.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $___________ to $___________ as of ___________.


TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).


VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                           LEADERSHIP SERIES | 3

SECTION 1 NATIONWIDE MID CAP GROWTH LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Mid Cap Growth Leader a company that portfolio management believes is best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of approximately $1 billion. Typically, these companies exhibit greater-than-average growth prospects, given the prevailing economic climate.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES that the Fund's subadviser believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities.


The portfolio manager uses both a "top-down" and a "bottom-up" approach to select securities for the Fund. The "top-down" aspect of the approach considers such overall factors as the general health of the economy, interest rates, inflation, Federal Reserve policy and the vitality of particular industry sectors. This enables the portfolio manager to focus on the most attractive business sectors and to identify the most attractive prospective investments from the large universe of mid-cap stocks.

The portfolio manager then conducts a "bottom-up" analysis of potential investments, which means an in-depth evaluation of each particular company whose equity securities may be considered for inclusion in the Fund. The portfolio manager seeks individual companies with attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market. The portfolio manager evaluates each company's stock price over the course of 12 months, paying particular attention to minimum rates of capital appreciation, before a stock will be added to the Fund.

From time-to-time, the Fund may invest in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

The Fund's portfolio manager usually will sell a security if:

o     the security hits an established price target;

o     the circumstances of the company's industry sector appear to have changed;

o     the company's fundamentals have weakened or

o     more favorable opportunities have been identified.


The Adviser has selected Security Global Investors as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

CONCENTRATION RISK - investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999    2000    2001     2002      2003    2004    2005   2006   2007
---------------------------------------------------------------------------------
16.00%  10.10%  10.20%  -39.70%  -29.40%   36.40%  13.75%  15.47%  6.87%  ____%


BEST QUARTER: _____% - _____ QTR. OF _____
WORST QUARTER: _____% - _____ QTR. OF _____


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007


                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class D Shares - Before Taxes
--------------------------------------------------------------------------------
Class D Shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class D Shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Service Class Shares
- Before Taxes(2)
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(2)
--------------------------------------------------------------------------------
Russell Midcap Growth(R) Index(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (December 30, 2003), Institutional Service Class shares (which have not yet commenced operations), and Institutional Class shares (September 28,
      2004) are based on previous performance of Class D shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Russell Midcap Growth(R) Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                           LEADERSHIP SERIES | 5

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY              CLASS A   CLASS B   CLASS C   CLASS D   CLASS R  INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                     SHARES    SHARES    SHARES    SHARES    SHARES   CLASS SHARES            CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                              5.75%(2)  None      None      4.50%(2)  None     None                    None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                           None(3)   5.00%(4)  1.00%(5)  None      None     None                    None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                    2.00%     2.00%     2.00%     2.00%     2.00%    2.00%                   2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost of
sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                             0.25%     1.00%     1.00%     None      0.50%    None                    None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D and Class R shares were ___%, ___% and ___%, respectively. Administrative services fees for Institutional Service Class shares are estimated to be 0.00% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ___% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ___% for Class A shares, ___% for Class D shares, ___% for Class R shares and ___% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class D shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                           LEADERSHIP SERIES | 7

SECTION 1 NATIONWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.


--------------------------------------------------------------------------------
U.S. LEADER a U.S. company that the Fund's subadviser believes has a strong franchise capable of taking advantage of its position in the marketplace. Because these companies have reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Leaders, primarily in COMMON STOCKS and CONVERTIBLE SECURITIES. The portfolio manager seeks companies which generally meet one of the following characteristics:

o     above-average revenue growth;

o     above-average earnings growth;

o     consistent earnings growth;

o     attractive valuation.

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund typically focuses its investments in a core group of 25 to 35 common stocks of LARGE-CAP and MID-CAP COMPANIES.

In seeking TOTAL RETURN, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The Fund usually sells portfolio securities if:

o     the outlook of a company's earnings growth becomes less attractive;

o     more favorable opportunities are identified or

o     a company's stock price has increased significantly.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


8 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2002           2003           2004          2005           2006           2007
--------------------------------------------------------------------------------
-5.60%         24.60%         18.32%         9.81%         15.32%          ____%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 28, 2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
S&P 500(R) Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (October 1, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                           LEADERSHIP SERIES | 9

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES         SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing
costs)                                  0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $ 50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ___% at its lowest to ___% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ___%, ___%, and ___%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ___% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ___% for Class A shares, ___% for Class R shares and ___% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $ 10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $ 1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 11

SECTION 1 NATIONWIDE SMALL CAP LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
SMALL CAP LEADER a company that the Fund's subadviser believes is within a top business sector and is capable of taking advantage of its positioning within that business sector.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES

Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in EQUITY SECURITIES of issuers considered to be SMALL-CAP COMPANIES as of the time of investment and that are considered to be or to have the potential to be Small Cap Leaders.


The Fund consists of two sleeves, or portions, managed by different subadvisers. NFA is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected NorthPointe Capital, LLC ("NorthPointe) to manage the small-cap growth portion and Aberdeen Asset Management Inc. ("Aberdeen") to manage the value portion of the Fund. The Fund's assets are typically allocated in equal portions to each manager, although at times more of the Fund's assets may be allocated to either growth or value, depending on market conditions.


NorthPointe employs a GROWTH STYLE by investing in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. NorthPointe focuses on securities that exhibit some or all of the following characteristics:

o     above-average earnings growth;

o     attractive valuation;

o     development of new products, technologies or markets;

o     high-quality balance sheet and

o     a strong management team.

NorthPointe considers selling a particular security due to:

o any change in company fundamentals from the time of the original investment;

o the company's MARKET CAPITALIZATION reaching twice the Fund's buying range;

o deterioration of the stock's valuation such that other attractive stocks are available more cheaply;

o     management's actions that are not in shareholders' best interests or

o     weakening financial stability.


Aberdeen employs a VALUE STYLE of investing and looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. Aberdeen focuses on securities that exhibit some or all of the following characteristics:


o attractive valuation and near-term strength of business (E.G., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.


Aberdeen considers selling a security when:


o a company's market capitalization exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund and the impact on performance of any such IPO would be uncertain.

12 | LEADERSHIP SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SMALL CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of larger companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds with similar investment objectives and strategies.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INITIAL PUBLIC OFFERING RISK - IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

                                                          LEADERSHIP SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                              2005     2006    2007
--------------------------------------------------------------------------------
                              7.64%   28.13%   ____%


BEST QUARTER:  _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                Since Inception
                                                       1 Year   (Dec. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of small capitalization U.S. stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


14 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES         SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing
costs)                                  0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains, or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ___%, ___%, and ___%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust") and the Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ___% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ___% for Class A shares, ___% for Class R shares and ___% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                          LEADERSHIP SERIES | 15

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

16 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term growth.


--------------------------------------------------------------------------------
U.S. GROWTH LEADER a U.S. company that the Fund's subadviser believes has a strong and improving franchise capable of taking advantage of growth opportunities. Because these companies have high growth potential and reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 25 to 35 COMMON STOCKS of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling existing positions, or responding to exceptional market conditions.

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The Fund usually sells portfolio securities if:

o     it appears unlikely that earnings expectations will be met;

o     the price of the security is or becomes overvalued;

o     the outlook of a company's earnings growth becomes less attractive and/or


o     more favorable opportunities are identified.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Standard & Poor's 500(R) Index (S&P 500 Index), or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

                                                          LEADERSHIP SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

               2001     2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
             -14.20%  -23.00%  53.90%  12.38%  11.64%  -0.91%  ____%


BEST QUARTER:  _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the h istorical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS   (JUNE 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares-
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
S&P 500(R) Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


18 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM           CLASS A      CLASS B      CLASS C      CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                             SHARES       SHARES       SHARES       SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                   5.75%(2)     None         None         None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                None(3)      5.00%(4)     1.00%(5)     None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                         2.00%        2.00%        2.00%        2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                  0.25%        1.00%        1.00%        0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ___% at its lowest to ___% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ___%, ___%, and ___%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ___% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ___% for Class A shares, ___% for Class R shares and ___% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 19

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

20 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE WORLDWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
WORLDWIDE LEADER a company located anywhere in the world that the portfolio manager believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:

o companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments and

o companies that appear to offer short-term tactical opportunities based on current circumstances.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located throughout the world (including the U.S.) that management believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to one country. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's portfolio manager evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the consensus.

The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.

The Fund is nondiversified, which means that a significant portion of the Fund's assets may be invested in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 COMMON STOCKS.

The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Index(SM), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 21

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

               2001     2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
             -22.50%  -18.70%  36.50%  15.00%  18.99%  25.48%  ____%


BEST QUARTER:  _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS   (AUG. 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
MSCI World Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.


(5) The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

22 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM           CLASS A      CLASS B      CLASS C      CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                             SHARES       SHARES       SHARES       SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                   5.75%(2)     None         None         None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                None(3)      5.00%(4)     1.00%(5)     None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                         2.00%        2.00%        2.00%        2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                  0.25%        1.00%        1.00%        0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI World Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ___% at its lowest to ___% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ___%, ___%, and ___%, respectively. The full 0.25% in administrative services fees for Class A and Class R shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class A or Class R shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ___% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waiver/Reimbursements)" could increase to ___% for Class A shares and ___% for Class R shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 23

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

24 | LEADERSHIP SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

                                                          LEADERSHIP SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

26 | LEADERSHIP SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISERS


Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS ("GGP"): is subadviser to the Nationwide Worldwide Leaders Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

NORTHPOINTE CAPITAL, LLC ("NORTHPOINTE"): is subadviser to the small-cap growth sleeve of the Nationwide Small Cap Leaders Fund. NorthPointe is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.

SECURITY GLOBAL INVESTORS ("SECURITY GLOBAL"): is subadviser to the Nationwide Mid Cap Growth Fund. Security Global is located at [ ].

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN"): is subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, and the value sleeve of the Nationwide Small Cap Leaders Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays the Adviser a base management fee based on each Fund's average daily net assets. The Adviser pays each subadviser from the management fee it receives.


PERFORMANCE-BASED FEES: NATIONWIDE LEADERS FUND AND NATIONWIDE WORLDWIDE LEADERS FUND


Each of the Nationwide Leaders Fund and the Nationwide Worldwide Leaders Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser and subadviser for outperforming or underperforming, respectively, each such Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Nationwide Leaders Fund                           S&P 500(R) Index
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                 MSCI World Index
--------------------------------------------------------------------------------


The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments". The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

                                                          LEADERSHIP SERIES | 27

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares, during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to each Fund's subadvisers.


--------------------------------------------------------------------------------
              OUT OR UNDERPERFORMANCE               CHANGE IN FEES
              +/- 1 percentage point                  +/- 0.02%
              +/- 2 percentage points                 +/- 0.04%
              +/- 3 percentage points                 +/- 0.06%
              +/- 4 percentage points                 +/- 0.08%
              +/- 5 percentage points                 +/- 0.10%
--------------------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, the Adviser (and the subadviser) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


PERFORMANCE-BASED FEES: NATIONWIDE U.S. GROWTH LEADERS FUND The Nationwide U.S. Growth Leaders Fund pays a performance-based fee to the Adviser. This performance based fee can vary depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. This fee is intended to either reward or penalize the Adviser and the subadviser for outperforming or underperforming, respectively, the S&P 500(R) Index.


The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable Base Fee Breakpoints as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 36-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod, and that total fee is paid at the end of that most recently completed quarter. The SAI contains more detailed information about any possible performance adjustments.

The performance fee calculation applies to all of the Fund's share classes equally, based on the performance of Class A Shares.


Thus, if the Fund outperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500 Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund's overall advisory fee for the current period. NFA pays/(charges) the entire performance component of the fee to the Fund's subadviser. Under this performance fee arrangement, the Adviser and subadviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than 12%.


28 | LEADERSHIP SERIES

--------------------------------------------------------------------------------

BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                       MINIMUM FEE   BASE FEE   MAXIMUM FEE
--------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND
--------------------------------------------------------------------------------------
On assets up to $250 million                           --        0.80%         --
--------------------------------------------------------------------------------------
On assets of $250 million up to $1 billion             --        0.77%         --
--------------------------------------------------------------------------------------
On assets of $1 billion up to $2 billion               --        0.74%         --
--------------------------------------------------------------------------------------
On assets of $2 billion up to $5 billion               --        0.71%         --
--------------------------------------------------------------------------------------
On assets of $5 billion and more                       --        0.68%         --
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND
--------------------------------------------------------------------------------------
On assets up to $500 million                         0.70%       0.80%        0.90%
--------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion           0.60%       0.70%        0.80%
--------------------------------------------------------------------------------------
On assets of $2 billion and more                     0.55%       0.65%        0.75%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND
--------------------------------------------------------------------------------------
All assets                                            --         0.95%         --
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND
--------------------------------------------------------------------------------------
On assets up to $500 million                         0.68%       0.90%        1.12%
--------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion           0.62%       0.80%        0.98%
--------------------------------------------------------------------------------------
On assets of $2 billion and more                     0.59%       0.75%        0.91%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND
--------------------------------------------------------------------------------------
On assets up to $500 million                         0.80%       0.90%        1.00%
--------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion           0.75%       0.85%        0.95%
--------------------------------------------------------------------------------------
On assets of $2 billion and more                     0.70%       0.80%        0.90%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                                     MANAGEMENT FEES
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund
--------------------------------------------------------------------------------
Nationwide Leaders Fund
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 29

PORTFOLIO MANAGEMENT

NATIONWIDE MID CAP GROWTH LEADERS FUND


Joseph C. O'Connor is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. O'Connor joined Security Global in ____, 2008. Prior to that, Mr. O'Connor was a managing director of Nationwide Separate Accounts LLC, an affiliate of the Adviser, where he was primarily responsible for the management of the mid-cap portfolio. Previously, Mr. O'Connor was senior vice president, managing director and board member of GROUPAMA Asset Management N.A., which he joined in 2000.


NATIONWIDE LEADERS FUND

Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Haubold currently also manages or co-manages the Nationwide Fund, the Nationwide Small Cap Fund, the Nationwide Small Cap Leaders Fund, the Nationwide NVIT Nationwide Fund and the NVIT Nationwide Leaders Fund.


Mr. Haubold joined Aberdeen in October 2007. Prior to that, Mr. Haubold was a portfolio manager employed by NFA since December 2003. Previously, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years of investment management experience.


NATIONWIDE SMALL CAP LEADERS FUND

SMALL CAP GROWTH SLEEVE

Carl P. Wilk and Karl Knas are responsible the day-to-day management of the portion of the Fund managed by NorthPointe.


Carl Wilk, CFP, joined NorthPointe in April 2002. He currently also manages or co-manages the Nationwide Micro Cap Equity Fund and the NorthPointe Small Cap Growth Fund. He has more than 18 years of experience managing micro- and small-capitalization securities.


Karl Knas, CPA, joined NorthPointe in March 2003. Previously, he was an equity research analyst at SoundView Technology Group from August 2001.

SMALL CAP VALUE SLEEVE


Gary Haubold, William Gerlach and Charles Purcell are responsible the day-to-day management of the portion of the Fund managed by Aberdeen. See "Nationwide Leaders Fund" above for more information regarding Mr. Haubold's investment management experience.

William Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Charles Purcell joined Aberdeen in October 2007. Prior to that, Mr. Purcell was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Purcell held numerous positions at Morgan Stanley Investment Management - Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.


30 | LEADERSHIP SERIES

NATIONWIDE U.S. GROWTH LEADERS FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Advisors.

Mr. Burtnik joined Aberdeen in October 2007. Prior to that, Mr. Burtnik was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnik served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NATIONWIDE WORLDWIDE LEADERS FUND


Neil Rogan is the portfolio manager of the Nationwide Worldwide Leaders Fund and has managed the Fund since January 12, 2001. Mr. Rogan joined Gartmore Global Partners in September 1997 as head of Asia Pacific Equities. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team. He also manages the Gartmore NVIT Worldwide Leaders Fund.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                          LEADERSHIP SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------

COMPARING CLASS A, CLASS D, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES        POINTS TO CONSIDER
CLASS A AND
CLASS D SHARES

Front-end sales charge     A front-end sales charge means that a portion of your
up to 5.75% for Class A       initial investment goes toward the sales charge
shares and 4.50% for          and is not invested.
Class D shares

Contingent deferred        Reduction and waivers of sales charges may be
sales charge (CDSC)(1)        available.
(Class A shares only)

Annual service and/or      Total annual operating expenses are lower than Class
12b-1 fee of 0.25%            B and Class C charges which means higher dividends
(Class A shares only)         and/or NAV per share.
Administrative services
fee of up to 0.25%

                           No conversion feature.
                           No maximum investment amount.

--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%           No front-end sales charge means your full investment
                              immediately goes toward buying shares.
                           No reduction of CDSC, but waivers may be available.
                           The CDSC declines 1% in most years to zero after six
                              years.

Annual service and/or      Total annual operating expenses are higher than Class
12b-1 fee of 1.00%            A expenses which means lower dividends and/or NAV
No administrative             per share.
services fee

                           Automatic conversion to Class A shares after seven
                              years, which means lower annual expenses in the future.

                           Maximum investment amount of $100,000.
                              Larger investments may be rejected.

--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%              No front-end sales charge means your full investment
                              immediately goes toward buying shares.
                           No reduction of CDSC, but waivers may be available.
                           The CDSC declines to zero after one year.

Annual service and/or      Total annual operating expenses are higher than Class
12b-1 fee of 1.00%            A expenses which means lower dividends and/or NAV
No administrative             per share.
services fee

                           No conversion feature.

                           Maximum investment amount of $1,000,000(2). Larger
                              investments may be rejected.

--------------------------------------------------------------------------------

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

32 | LEADERSHIP SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------

                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------           DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED    PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None             None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES

--------------------------------------------------------------------------------

                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------           DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED    PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    4.50%               4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.00                4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.00                3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04             1.25
--------------------------------------------------------------------------------
$1 million to $24,999,999            0.50                0.50             0.50
--------------------------------------------------------------------------------
$25 million or more                  None                None             None
--------------------------------------------------------------------------------

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital

                                                          LEADERSHIP SERIES | 33
      gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------

AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

34 | LEADERSHIP SERIES

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                       7 YEARS
SALE WITHIN      1 YEAR  2 YEARS   3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge         5%       4%        3%       3%       2%       1%        0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------

SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

                                                          LEADERSHIP SERIES | 35

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                        AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                               0.50% (0.25% of which may be either
                                             a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

36 | LEADERSHIP SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group", or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and o

o     btain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

                                                          LEADERSHIP SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND              60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                                 **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                          "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The          expense that results from executing such instructions. The
Funds may revoke telephone privileges at any time, without          Funds may revoke telephone privileges at any time, without
notice to shareholders.                                             notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line                 Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization         redemption directly to your account at a commercial bank. A
will be in effect unless you give the Funds written notice of       voided check must be attached to your application. (The
its termination.)                                                   authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank on
      and arrange to fax your completed application.                      the next business day after your order has been
                                                                          processed.
o     your bank may charge a fee to wire funds.
                                                                    o     Nationwide Funds deducts a $20 service fee from the
o     the wire must be received by 4:00 p.m. in order to                  redemption proceeds for this service.
      receive the current day's NAV.
                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher
                                                                          fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)

                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should         their administrators wishing to conduct transactions should
call our toll-free number. Eligible entities or individuals         call our toll-free number. Eligible entities or individuals
wishing to conduct transactions in Institutional Service Class      wishing to conduct transactions in Institutional Service Class
or Institutional Class shares should call our toll- free number.    or Institutional Class shares should call our toll- free
                                                                    number.

38 | LEADERSHIP SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 39

--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic
Asset Accumulation Plan                                    $    1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                        $                 50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                         $   50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

40 | LEADERSHIP SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class, D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 41

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, Nationwide Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Nationwide Funds may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

42 | LEADERSHIP SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                       MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Health
   Sciences Fund                                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Natural
   Resources Fund                                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
   Leaders Fund                                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                 7
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

44 | LEADERSHIP SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                          LEADERSHIP SERIES | 45

SECTION 6 NATIONWIDE MID CAP GROWTH LEADERS FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _______________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------
                                                                          NET
                                                                     REALIZED
                                                                          AND
                                        NET ASSET          NET     UNREALIZED
                                           VALUE,   INVESTMENT          GAINS   TOTAL FROM   NET ASSET
                                        BEGINNING       INCOME    (LOSSES) ON   INVESTMENT   VALUE, END
                                        OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES   OF PERIOD    TOTAL RETURN (a)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $    8.50       (0.12)           2.92         2.80   $    11.30             32.94%
Year Ended October 31, 2004             $   11.30       (0.12)           0.34         0.22   $    11.52              1.95%
Year Ended October 31, 2005             $   11.52       (0.09)           2.32         2.23   $    13.75             19.36%
Year Ended October 31, 2006             $   13.75       (0.09)           1.45         1.36   $    15.11              9.89%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $    8.03       (0.18)           2.76         2.58   $    10.61             32.13%
Year Ended October 31, 2004             $   10.61       (0.18)           0.31         0.13   $    10.74              1.23%
Year Ended October 31, 2005             $   10.74       (0.19)           2.19         2.00   $    12.74             18.62%
Year Ended October 31, 2006             $   12.74       (0.19)           1.36         1.17   $    13.91              9.18%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             $    8.04       (0.16)           2.74         2.58   $    10.62             32.09%
Year Ended October 31, 2004             $   10.62       (0.16)           0.29         0.13   $    10.75              1.22%
Year Ended October 31, 2005 (h)         $   10.75       (0.18)           2.18         2.00   $    12.75             18.60%
Year Ended October 31, 2006             $   12.75       (0.18)           1.35         1.17   $    13.92              9.18%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003             $    8.60       (0.10)           2.97         2.87   $    11.47             33.37%
Year Ended October 31, 2004             $   11.47       (0.08)           0.34         0.26   $    11.73              2.27%
Year Ended October 31, 2005             $   11.73       (0.06)           2.38         2.32   $    14.05             19.78%
Year Ended October 31, 2006             $   14.05       (0.04)           1.49         1.45   $    15.50             10.32%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                        RATIO OF         INVESTMENT
                                                                  RATIO OF NET          EXPENSES             INCOME
                                       NET ASSETS     RATIO OF      INVESTMENT         (PRIOR TO   (LOSS) (PRIOR TO
                                        AT END OF     EXPENSES   INCOME (LOSS)   REIMBURSEMENTS)    REIMBURSEMENTS)
                                           PERIOD   TO AVERAGE      TO AVERAGE        TO AVERAGE         TO AVERAGE      PORTFOLIO
                                           (000S)   NET ASSETS      NET ASSETS    NET ASSETS (b)     NET ASSETS (b)   TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $    6,441        1.55%         (1.27%)             1.99%            (1.71%)        365.45%
Year Ended October 31, 2004            $    5,769        1.50%         (0.97%)             1.98%            (1.44%)        405.85%
Year Ended October 31, 2005            $    6,624        1.52%         (0.74%)             1.82%            (1.03%)        149.29%
Year Ended October 31, 2006            $    6,926        1.48%         (0.57%)             1.54%            (0.64%)        164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $    3,663        2.24%         (1.96%)             2.68%            (2.40%)        365.45%
Year Ended October 31, 2004            $    3,324        2.20%         (1.66%)             2.67%            (2.13%)        405.85%
Year Ended October 31, 2005            $    3,387        2.22%         (1.43%)             2.52%            (1.72%)        149.29%
Year Ended October 31, 2006            $    3,096        2.17%         (1.25%)             2.24%            (1.32%)        164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $       69        2.24%         (1.96%)             2.69%            (2.41%)        365.45%
Year Ended October 31, 2004            $       77        2.20%         (1.65%)             2.69%            (2.14%)        405.85%
Year Ended October 31, 2005 (h)        $      429        2.23%         (1.45%)             2.46%            (1.69%)        149.29%
Year Ended October 31, 2006            $      741        2.16%         (1.29%)             2.23%            (1.35%)        164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003            $   11,747        1.24%         (0.96%)             1.69%            (1.40%)        365.45%
Year Ended October 31, 2004            $   10,857        1.20%         (0.66%)             1.67%            (1.13%)        405.85%
Year Ended October 31, 2005            $   11,232        1.22%         (0.43%)             1.52%            (0.72%)        149.29%
Year Ended October 31, 2006            $   10,614        1.17%         (0.26%)             1.24%            (0.33%)        164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

46 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                                                           AND
                                        NET ASSET          NET      UNREALIZED
                                           VALUE,   INVESTMENT           GAINS   TOTAL FROM    NET ASSET
                                        BEGINNING       INCOME     (LOSSES) ON   INVESTMENT   VALUE, END
                                        OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES    OF PERIOD   TOTAL RETURN (a)
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)      $    11.47       (0.11)            0.32         0.21   $    11.68           1.83%(d)
Year Ended October 31, 2005            $    11.68       (0.11)            2.36         2.25   $    13.93          19.26%
Year Ended October 31, 2006            $    13.93       (0.09)            1.47         1.38   $    15.31           9.91%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $    11.23       (0.01)            0.51         0.50   $    11.73           4.45%(d)
Year Ended October 31, 2005            $    11.73       (0.05)            2.36         2.31   $    14.04          19.69%
Year Ended October 31, 2006            $    14.04       (0.05)            1.49         1.44   $    15.48          10.26%
Year Ended October 31, 2007
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                        RATIO OF         INVESTMENT
                                                                  RATIO OF NET          EXPENSES             INCOME
                                       NET ASSETS     RATIO OF      INVESTMENT         (PRIOR TO   (LOSS) (PRIOR TO
                                        AT END OF     EXPENSES   INCOME (LOSS)   REIMBURSEMENTS)    REIMBURSEMENTS)
                                           PERIOD   TO AVERAGE      TO AVERAGE        TO AVERAGE         TO AVERAGE      PORTFOLIO
                                           (000S)   NET ASSETS      NET ASSETS    NET ASSETS (b)     NET ASSETS (b)   TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)      $        1     1.72%(e)      (1.16%)(e)          2.09%(e)         (1.53%)(e)        405.85%
Year Ended October 31, 2005            $        1     1.60%         (0.83%)             1.90%            (1.13%)           149.29%
Year Ended October 31, 2006            $        1     1.53%         (0.63%)             1.57%            (0.66%)           164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $        1     1.08%(e)      (0.69%)(e)          2.50%(e)         (2.11%)(e)        405.85%
Year Ended October 31, 2005            $   16,263     1.23%         (0.51%)             1.43%            (0.71%)           149.29%
Year Ended October 31, 2006            $   14,894     1.17%         (0.26%)             1.24%            (0.33%)           164.51%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

                                                          LEADERSHIP SERIES | 47

SECTION 6 NATIONWIDE LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET        NET
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  9.46          --           1.98         1.98       (0.04)        --           (0.04)
Year Ended October 31, 2004           $ 11.40       (0.04)          1.18         1.14          --         --              --
Year Ended October 31, 2005           $ 12.54        0.10           2.12         2.22       (0.08)     (0.76)          (0.84)
Year Ended October 31, 2006           $ 13.92        0.11           1.83         1.94       (0.20)     (1.49)          (1.69)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $  9.40       (0.09)          1.97         1.88       (0.01)        --           (0.01)
Year Ended October 31, 2004           $ 11.27       (0.12)          1.17         1.05          --         --              --
Year Ended October 31, 2005           $ 12.32        0.03           2.05         2.08       (0.02)     (0.76)          (0.78)
Year Ended October 31, 2006           $ 13.62        0.02           1.78         1.80       (0.15)     (1.49)          (1.64)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003           $  9.40       (0.08)          1.96         1.88       (0.01)        --           (0.01)
Year Ended October 31, 2004           $ 11.27       (0.12)          1.16         1.04          --         --              --
Year Ended October 31, 2005           $ 12.31        0.03           2.07         2.10       (0.03)     (0.76)          (0.79)
Year Ended October 31, 2006           $ 13.62        0.02           1.78         1.80       (0.16)     (1.49)          (1.65)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (d)     $ 10.98       (0.01)          0.31         0.30          --         --              --
Year Ended October 31, 2004           $ 11.28       (0.08)          1.17         1.09          --         --              --
Year Ended October 31, 2005           $ 12.37        0.14           2.06         2.20       (0.08)     (0.76)          (0.84)
Year Ended October 31, 2006           $ 13.73        0.07           1.81         1.88       (0.19)     (1.49)          (1.68)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                                            INVESTMENT
                                                                                      RATIO     RATIO OF        INCOME
                                                                                     OF NET     EXPENSES        (LOSS)
                                                                                 INVESTMENT    (PRIOR TO     (PRIOR TO
                                                         NET ASSETS    RATIO OF      INCOME   REIMBURSE-    REIMBURSE-
                                  NET ASSET               AT END OF    EXPENSES   (LOSS) TO    MENTS) TO     MENTS) TO
                                 VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET   AVERAGE NET     PORTFOLIO
                                  OF PERIOD  RETURN (a)      (000s)  NET ASSETS  NET ASSETS   ASSETS (b)    ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $ 11.40   20.97%        $ 1,351    1.45%     (0.04%)        3.23%       (1.82%)          196.86%
Year Ended October 31, 2004         $ 12.54   10.00%        $ 1,445    1.47%     (0.31%)        2.61%       (1.46%)          230.95%
Year Ended October 31, 2005         $ 13.92   18.12%        $ 5,309    1.51%      0.94%         1.80%        0.65%           522.67%
Year Ended October 31, 2006         $ 14.17   15.16%        $ 7,117    1.56%      0.72%         1.75%        0.52%           599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $ 11.27   20.08%        $   350    2.20%     (0.74%)        4.11%       (2.65%)          196.86%
Year Ended October 31, 2004         $ 12.32    9.32%        $   410    2.20%     (1.05%)        3.34%       (2.20%)          230.95%
Year Ended October 31, 2005         $ 13.62   17.25%        $   769    2.20%      0.32%         2.55%       (0.04%)          522.67%
Year Ended October 31, 2006         $ 13.78   14.35%        $ 1,096    2.27%     (0.06%)        2.47%       (0.27%)          599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $ 11.27   20.08%        $   358    2.20%     (0.82%)        3.95%       (2.57%)          196.86%
Year Ended October 31, 2004         $ 12.31    9.32%        $   404    2.20%     (1.05%)        3.34%       (2.20%)          230.95%
Year Ended October 31, 2005         $ 13.62   17.30%        $ 2,046    2.20%      0.40%         2.43%        0.18%           522.67%
Year Ended October 31, 2006         $ 13.77   14.32%        $ 3,606    2.27%     (0.06%)        2.47%       (0.27%)          599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (d)   $ 11.28    2.73%(e)     $     1    1.80%(f)  (1.11%)(f)     1.90%(f)    (1.21%)(f)       196.86%
Year Ended October 31, 2004         $ 12.37    9.66%        $     1    1.81%     (0.69%)        2.91%       (1.79%)          230.95%
Year Ended October 31, 2005         $ 13.73   18.19%        $     1    1.45%      1.04%         1.79%        0.70%           522.67%
Year Ended October 31, 2006         $ 13.93   14.87%        $     2    1.80%      0.50%         2.02%        0.28%           599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


48 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET         NET   UNREALIZED
                                        VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                     BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                     OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $  9.47         --          1.99        1.99      (0.04)       --          (0.04)     $ 11.42
Year Ended October 31, 2004            $ 11.42      (0.03)         1.18        1.15         --        --             --      $ 12.57
Year Ended October 31, 2005            $ 12.57       0.12          2.12        2.24      (0.09)    (0.76)         (0.85)     $ 13.96
Year Ended October 31, 2006 (h)        $ 13.96       0.31          1.66        1.97      (0.09)    (1.49)         (1.58)     $ 14.35
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $ 12.22      (0.01)         0.37        0.36         --        --             --      $ 12.58
Year Ended October 31, 2005            $ 12.58       0.17          2.09        2.26      (0.12)    (0.76)         (0.88)     $ 13.96
Year Ended October 31, 2006            $ 13.96       0.15          1.85        2.00      (0.23)    (1.49)         (1.72)     $ 14.24
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                  RATIO      RATIO OF      INVESTMENT
                                                                                 OF NET      EXPENSES   INCOME (LOSS)
                                                                             INVESTMENT     (PRIOR TO       (PRIOR TO
                                                   NET ASSETS     RATIO OF      INCOME    REIMBURSE-       REIMBURSE-
                                                    AT END OF     EXPENSES    (LOSS) TO     MENTS) TO       MENTS) TO
                                           TOTAL       PERIOD   TO AVERAGE      AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                      RETURN (a)       (000s)   NET ASSETS   NET ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            21.10%         $ 1,395     1.38%       0.01%          3.06%         (1.67%)           196.86%
Year Ended October 31, 2004            10.07%         $ 2,377     1.41%      (0.27%)         2.56%         (1.42%)           230.95%
Year Ended October 31, 2005            18.23%         $ 6,674     1.43%       0.98%          1.75%          0.66%            522.67%
Year Ended October 31, 2006 (h)        15.27%         $   431     1.44%       2.27%          1.54%          2.18%            599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)       2.95%(e)      $     1     1.12%(f)   (0.17%)(f)      2.44%(f)      (1.50%)(f)        230.95%
Year Ended October 31, 2005            18.37%         $     1     1.20%       1.23%          1.77%          0.72%            522.67%
Year Ended October 31, 2006            15.60%         $     1     1.22%       1.08%          1.41%          0.89%            599.86%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


                                                          LEADERSHIP SERIES | 49

SECTION 6 NATIONWIDE SMALL CAP LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET         NET   UNREALIZED
                                        VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                     BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                     OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (d)      $ 10.00    (0.01)           0.09        0.08       --          --             --      $ 10.08
Year Ended October 31, 2006            $ 10.08       --            3.04        3.04    (0.02)      (0.19)         (0.21)     $ 12.91
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (d)      $ 10.00    (0.02)           0.05        0.03       --          --             --      $ 10.03
Year Ended October 31, 2006            $ 10.03    (0.04)           2.96        2.92       --(g)    (0.19)         (0.19)     $ 12.76
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (d)      $ 10.00    (0.04)           0.08        0.04       --          --             --      $ 10.04
Year Ended October 31, 2006            $ 10.04    (0.05)           2.98        2.93       --(g)    (0.19)         (0.19)     $ 12.78
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (d)      $ 10.00    (0.06)           0.11        0.05       --          --             --      $ 10.05
Year Ended October 31, 2006            $ 10.05       --(g)         3.00        3.00    (0.02)      (0.19)         (0.21)     $ 12.84
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (d)      $ 10.00       --            0.10        0.10       --          --             --      $ 10.10
Year Ended October 31, 2006            $ 10.10     0.01            3.06        3.07    (0.03)      (0.19)         (0.22)     $ 12.95
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (d)      $ 10.00    (0.01)           0.12        0.11       --          --             --      $ 10.11
Year Ended October 31, 2006            $ 10.11     0.07            3.02        3.09    (0.03)      (0.19)         (0.22)     $ 12.98
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                              RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                                RATIO     RATIO OF     INVESTMENT
                                                                               OF NET     EXPENSES  INCOME (LOSS)
                                                                           INVESTMENT    (PRIOR TO      (PRIOR TO
                                                  NET ASSETS    RATIO OF       INCOME   REIMBURSE-     REIMBURSE-
                                                   AT END OF    EXPENSES    (LOSS) TO    MENTS) TO      MENTS) TO
                                          TOTAL       PERIOD  TO AVERAGE      AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                     RETURN (a)       (000s)  NET ASSETS   NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (d)      0.80%(e)     $  5,449    1.80%(f)   (0.20%)(f)     2.36%(f)     (0.76%)(f)       372.55%
Year Ended October 31, 2006           30.65%        $ 21,484    1.61%      (0.05%)        1.66%        (0.10%)          440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (d)      0.30%(e)     $    888    2.49%(f)   (0.88%)(f)     3.00%(f)     (1.39%)(f)       372.55%
Year Ended October 31, 2006           29.55%        $  1,783    2.35%      (0.50%)        2.40%        (0.55%)          440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (d)      0.40%(e)     $  5,657    2.49%(f)   (0.90%)(f)     3.04%(f)     (1.45%)(f)       372.55%
Year Ended October 31, 2006           29.63%        $ 11,686    2.35%      (0.57%)        2.40%        (0.63%)          440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (d)      0.50%(e)     $      1    2.26%(f)   (0.74%)(f)     3.03%(f)     (1.51%)(f)       372.55%
Year Ended October 31, 2006           30.32%        $      6    1.95%      (0.46%)        1.99%        (0.50%)          440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (d)      1.00%(e)     $      1    1.57%(f)   (0.04%)(f)     2.21%(f)     (0.69%)(f)       372.55%
Year Ended October 31, 2006           30.83%        $     86    1.50%      (0.56%)        1.54%        (0.60%)          440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (d)      1.10%(e)     $  4,045    1.49%(f)    0.05%(f)      2.29%(f)     (0.89%)(f)       372.55%
Year Ended October 31, 2006           31.03%        $  5,308    1.35%       0.62%         1.40%         0.57%           440.62%
Year Ended October 31, 2007
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.

50 | LEADERSHIP SERIES

SECTION 6 NATIONWIDE U.S. GROWTH LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                            DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                        NET ASSET          NET    UNREALIZED
                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM        NET                     NET ASSET
                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   REALIZED           TOTAL    VALUE, END
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES      GAINS   DISTRIBUTIONS     OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $ 5.49        (0.03)         2.76         2.73         --              --       $  8.22
Year Ended October 31, 2004                $ 8.22        (0.07)         0.34         0.27         --              --       $  8.49
Year Ended October 31, 2005                $ 8.49        (0.05)         1.52         1.47         --              --       $  9.96
Year Ended October 31, 2006                $ 9.96        (0.06)         0.27         0.21      (0.60)          (0.60)      $  9.57
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (d)            $ 5.40        (0.11)         2.74         2.63         --             --        $  8.03
Year Ended October 31, 2004                $ 8.03        (0.13)         0.34         0.21         --             --        $  8.24
Year Ended October 31, 2005                $ 8.24        (0.12)         1.47         1.35         --             --        $  9.59
Year Ended October 31, 2006                $ 9.59        (0.11)         0.25         0.14      (0.60)          (0.60)      $  9.13
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (d)            $ 5.44        (0.13)         2.77         2.64         --              --       $  8.08
Year Ended October 31, 2004                $ 8.08        (0.11)         0.32         0.21         --              --       $  8.29
Year Ended October 31, 2005                $ 8.29        (0.15)         1.51         1.36         --              --       $  9.65
Year Ended October 31, 2006                $ 9.65        (0.11)         0.25         0.14      (0.60)          (0.60)      $  9.19
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)          $ 7.49        (0.01)         0.56         0.55         --              --       $  8.04
Year Ended October 31, 2004                $ 8.04        (0.11)         0.34         0.23         --              --       $  8.27
Year Ended October 31, 2005                $ 8.27           --          1.44         1.44         --              --       $  9.71
Year Ended October 31, 2006                $ 9.71        (0.07)         0.25         0.18      (0.60)          (0.60)      $  9.29
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                $ 5.54        (0.03)         2.80         2.77         --              --       $  8.31
Year Ended October 31, 2004                $ 8.31        (0.09)         0.37         0.28         --              --       $  8.59
Year Ended October 31, 2005                $ 8.59        (0.07)         1.56         1.49         --              --       $ 10.08
Year Ended October 31, 2006                $10.08        (0.06)         0.30         0.24      (0.60)          (0.60)      $  9.72
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)          $ 8.62        (0.02)        (0.01)       (0.03)        --              --       $  8.59
Year Ended October 31, 2005                $ 8.59        (0.03)         1.55         1.52         --              --       $ 10.11
Year Ended October 31, 2006                $10.11        (0.02)         0.26         0.24      (0.60)          (0.60)      $  9.75
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                               RATIO OF     INVESTMENT
                                                                                    RATIO      EXPENSES   INCOME (LOSS)
                                                                                   OF NET     (PRIOR TO      (PRIOR TO
                                                  NET ASSETS     RATIO OF      INVESTMENT    REIMBURSE-     REIMBURSE-
                                                   AT END OF     EXPENSES   INCOME (LOSS)     MENTS) TO      MENTS) TO
                                          TOTAL       PERIOD   TO AVERAGE      TO AVERAGE   AVERAGE NET    AVERAGE NET    PORTFOLIO
                                     RETURN (a)       (000S)   NET ASSETS      NET ASSETS    ASSETS (b)      ASSETS (b) TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           49.73%      $    8,714      1.59%         (1.02%)         2.10%        (1.54%)         637.45%
Year Ended October 31, 2004            3.28%      $   21,273      1.64%         (1.06%)         1.80%        (1.23%)         510.91%
Year Ended October 31, 2005           17.31%      $   76,762      1.56%         (0.89%)              (i)            (i)      442.04%
Year Ended October 31, 2006            1.77%(k)   $   86,364      1.46%(j)      (0.52%)(j)      1.48%(j)     (0.54%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (d)        48.70%     $    2,023      2.30%         (1.72%)         2.96%        (2.38%)         637.45%
Year Ended October 31, 2004             2.62%     $    2,572      2.30%         (1.71%)         2.45%        (1.86%)         510.91%
Year Ended October 31, 2005            16.38%     $    4,253      2.24%         (1.53%)              (i)            (i)      442.04%
Year Ended October 31, 2006             1.18%(k)  $    6,072      2.15%(j)      (1.24%)(j)      2.18%(j)     (1.27%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (d)       48.53%      $    1,606      2.30%         (1.76%)         2.60%        (2.07%)         637.45%
Year Ended October 31, 2004            2.60%      $    4,000      2.30%         (1.74%)         2.47%        (1.91%)         510.91%
Year Ended October 31, 2005           16.41%      $   22,774      2.22%         (1.56%)              (i)            (i)      442.04%
Year Ended October 31, 2006            1.18%(k)   $   36,040      2.15%(j)      (1.23%)(j)     2.18%(j)      (1.25%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)      7.34%(f)   $        1      1.90%(g)      (1.64%)(g)      2.00%(g)     (1.74%)(g)      637.45%
Year Ended October 31, 2004            2.86%      $        1      1.89%         (1.33%)         2.20%        (1.64%)         510.91%
Year Ended October 31, 2005           17.41%      $      637      1.54%         (0.93%)              (i)            (i)      442.04%
Year Ended October 31, 2006            1.60%(k)   $    1,037      1.70%(j)      (0.79%)(j)      1.72%(j)     (0.80%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003           50.00%      $    6,563      1.50%         (0.94%)         2.00%        (1.44%)         637.45%
Year Ended October 31, 2004            3.37%      $    7,008      1.54%         (0.93%)         1.68%        (1.08%)         510.91%
Year Ended October 31, 2005           17.35%      $    8,806      1.48%        (0.77)%               (i)            (i)      442.04%
Year Ended October 31, 2006            1.95%(k)   $      719      1.30%(j)      (0.11%)(j)      1.33%(j)     (0.14%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)     (0.35%)(f)  $      234      1.30%(g)      (0.83%)(g)      1.54%(g)     (1.07%)(g)      510.91%
Year Ended October 31, 2005            17.69%     $    1,737      1.23%         (0.55%)              (i)            (i)      442.04%
Year Ended October 31, 2006             2.16%(k)  $    4,601      1.17%(j)      (0.29%)(j)      1.19%(j)     (0.31%)(j)      389.34%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f)   Not annualized.

(g)   Annualized.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)   There were no fee reductions in this period.

(j)   Excludes reimbursement from the Investment Adviser.

(k) Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

                                                          LEADERSHIP SERIES | 51

SECTION 6 NATIONWIDE WORLDWIDE LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                            DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                       NET ASSET          NET    UNREALIZED
                                          VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET                    NET ASSET
                                       BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL   VALUE, END
                                       OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS    OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $5.50        (0.02)         1.53         1.51           --              --      $  7.01
Year Ended October 31, 2004                $7.01         0.05          0.46         0.51           --              --      $  7.52
Year Ended October 31, 2005                $7.52        (0.02)         1.78         1.76        (0.03)          (0.03)     $  9.25
Year Ended October 31, 2006                $9.25         0.04          2.38         2.42        (0.05)          (0.05)     $ 11.62
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (d)            $5.41        (0.04)         1.48         1.44           --              --      $  6.85
Year Ended October 31, 2004                $6.85           --          0.45         0.45           --              --      $  7.30
Year Ended October 31, 2005                $7.30        (0.05)         1.71         1.66        (0.02)          (0.02)     $  8.94
Year Ended October 31, 2006                $8.94        (0.02)         2.27         2.25        (0.01)          (0.01)     $ 11.18
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                $5.44        (0.06)         1.51         1.45           --              --      $  6.89
Year Ended October 31, 2004                $6.89           --          0.44         0.44           --              --      $  7.33
Year Ended October 31, 2005                $7.33        (0.05)         1.71         1.66        (0.02)          (0.02)     $  8.97
Year Ended October 31, 2006                $8.97        (0.01)         2.28         2.27        (0.02)          (0.02)     $ 11.22
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)          $6.55        (0.01)         0.32         0.31           --              --      $  6.86
Year Ended October 31, 2004                $6.86         0.02          0.45         0.47           --              --      $  7.33
Year Ended October 31, 2005                $7.33        (0.03)         1.75         1.72        (0.03)          (0.03)     $  9.02
Year Ended October 31, 2006                $9.02         0.01          2.31         2.32        (0.04)          (0.04)     $ 11.30
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                $5.54           --          1.54         1.54           --              --      $  7.08
Year Ended October 31, 2004                $7.08         0.05          0.47         0.52           --              --      $  7.60
Year Ended October 31, 2005                $7.60        (0.01)         1.79         1.78        (0.03)          (0.03)     $  9.35
Year Ended October 31, 2006 (d)            $9.35         0.02          2.42         2.44        (0.05)          (0.05)     $ 11.74
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)          $7.23         0.02          0.35         0.37           --              --      $  7.60
Year Ended October 31, 2005                $7.60         0.01          1.80         1.81        (0.04)          (0.04)     $  9.37
Year Ended October 31, 2006                $9.37         0.07          2.40         2.47        (0.06)          (0.06)     $ 11.78
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                            RATIO OF    INVESTMENT
                                                                                  RATIO     EXPENSES  INCOME (LOSS)
                                                                                 OF NET    (PRIOR TO     (PRIOR TO
                                                  NET ASSETS    RATIO OF     INVESTMENT   REIMBURSE-   REIMBURSE-
                                                   AT END OF    EXPENSES  INCOME (LOSS)    MENTS) TO     MENTS) TO
                                           TOTAL      PERIOD  TO AVERAGE     TO AVERAGE  AVERAGE NET   AVERAGE NET     PORTFOLIO
                                      RETURN (a)      (000S)  NET ASSETS     NET ASSETS   ASSETS (b)    ASSETS (b)  TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             27.45%       $34,889     1.67%        (0.47%)             (i)           (i)       689.06%
Year Ended October 31, 2004              7.28%       $30,707     1.70%         0.53%         1.85%        0.38%           495.62%
Year Ended October 31, 2005             23.44%       $32,404     1.69%        (0.26%)        1.94%       (0.50%)          352.57%
Year Ended October 31, 2006             26.22%       $41,219     1.62%         0.42%         1.68%        0.36%           298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (d)         26.62%       $    96     2.39%        (0.72%)             (i)           (i)       689.06%
Year Ended October 31, 2004              6.57%       $   122     2.40%        (0.13%)        2.57%       (0.30%)          495.62%
Year Ended October 31, 2005             22.70%       $   343     2.41%        (0.94%)        2.64%       (1.18%)          352.57%
Year Ended October 31, 2006             25.22%       $   806     2.33%        (0.24%)        2.40%       (0.31%)          298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             26.65%       $    19     2.38%        (0.84%)             (i)           (i)       689.06%
Year Ended October 31, 2004              6.39%       $    25     2.40%        (0.08%)        2.57%       (0.25%)          495.62%
Year Ended October 31, 2005             22.81%       $   676     2.41%        (0.90%)        2.65%       (1.15%)          352.57%
Year Ended October 31, 2006             25.19%       $ 3,795     2.32%        (0.26%)        2.40%       (0.33%)          298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)        4.73%(e)    $     1     1.87%(f)     (1.05%)(f)     1.97%(f)    (1.15%)(f)       689.06%
Year Ended October 31, 2004              7.00%       $     1     1.96%         0.28%         2.12%        0.12%           495.62%
Year Ended October 31, 2005             23.33%       $     1     1.75%        (0.33%)        1.75%       (0.34%)          352.57%
Year Ended October 31, 2006             25.78%       $     2     1.92%         0.11%         1.98%        0.06%           298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003             27.80%       $ 1,400     1.46%         0.12%              (i)           (i)       689.06%
Year Ended October 31, 2004              7.34%       $ 1,373     1.65%         0.61%         1.80%        0.46%           495.62%
Year Ended October 31, 2005             23.48%       $ 3,883     1.64%        (0.15%)        1.89%       (0.40%)          352.57%
Year Ended October 31, 2006 (d)         26.17%       $    20     1.65%         0.15%         1.70%        0.11%           298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)        5.12%(e)    $     1     1.40%(f)      0.72% (f)     1.70%(f)     0.42% (f)       495.62%
Year Ended October 31, 2005             23.81%       $     1     1.40%         0.04%         1.73%       (0.32%)          352.57%
Year Ended October 31, 2006             26.49%       $     2     1.32%         0.72%         1.42%        0.62%           298.51%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)   There were no fee reductions in this period.

52 | LEADERSHIP SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                    PR-LDRS 2/08

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

FundPROSPECTUS

February ____, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                            TICKER
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class A                                  GNSAX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class B                                  GNSBX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class C                                  GNSCX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class R                                  GNPRX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Service Class              GNSSX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Class                      GNSIX
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund Institutional Class                       NNSVX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

 3    KEY TERMS

 4    SECTION 1: FUND SUMMARIES AND PERFORMANCE
      NorthPointe Small Cap Growth Fund
      NorthPointe Small Cap Value Fund

11    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

13    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Portfolio Management
      Multi-Manager Structure

15    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

26    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts
      Backup Withholding

28    SECTION 6: FINANCIAL HIGHLIGHTS

                                                           NORTHPOINTE FUNDS | 1

--------------------------------------------------------------------------------

NORTHPOINTE Funds

INTRODUCTION TO THE NORTHPOINTE FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT TWO FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund


THESE FUNDS ARE PRIMARILY INTENDED:


o to help investors seek to grow their capital by pursuing equity investments in small cap companies.

The following section summarizes key information about the funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT EITHER OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

The NorthPointe Small Cap Growth Fund features six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. However, AS OF THE DATE OF THIS PROSPECTUS, ONLY THE CLASS R, INSTITUTIONAL SERVICE CLASS AND INSTITUTIONAL CLASS SHARES ARE BEING OFFERED TO NEW INVESTORS. CURRENT SHAREHOLDERS OF CLASS A, CLASS B OR CLASS C SHARES CAN CONTINUE TO REINVEST DIVIDENDS AND DISTRIBUTIONS IN SHARES OF SUCH CLASSES. The NorthPointe Small Cap Value Fund offers Institutional Class shares only. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

2 | NORTHPOINTE FUNDS

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $__________ to $__________ as of ____________________.


VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                           NORTHPOINTE FUNDS | 3

SECTION 1 NORTHPOINTE SMALL CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. In pursuing a GROWTH STYLE of investing, the Fund invests primarily in COMMON STOCK of smaller, emerging growth companies in the U.S. that may be undiscovered in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The portfolio managers focus on securities that exhibit some or all of the following characteristics:

o     development of new products, technologies or markets;

o     high quality balance sheet;

o     above average earnings growth;

o     attractive valuation and

o     strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund's management considers selling a security when:

o     a company's fundamentals change from the time of original investment;

o the valuation measures deteriorate to where other attractive stocks are available more cheaply;

o     financial stability weakens;

o     management's actions are not in the shareholders' best interests and

o     MARKET CAPITALIZATION reaches twice the portfolio buying range.

The Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Growth Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | NORTHPOINTE FUNDS

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                    2005              2006              2007
                   -------------------------------------------
                    5.04%            16.84%             ____%

BEST QUARTER: _____% - ____ QTR OF 200_
WORST QUARTER: _____% - ____ QTR OF 200_

After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                               SINCE INCEPTION
                                                      1 YEAR   (SEPT. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes on
   Distributions
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes on
   Distributions and Sales of Shares
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                           NORTHPOINTE FUNDS | 5

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL  INSTITUTIONAL SERVICE
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)   5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
a percentage of amount
redeemed or exchanged)(6)       2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will be imposed on redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class Shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A or Class R shares because these classes do not currently sell their shares to intermediaries that charge the full amount permitted.

(8) Nationwide Mutual Funds (the "Trust"), the Adviser and NorthPointe Capital LLC, the Fund's subadviser, have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes of the Fund. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A and ____% for Class R shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

6 | NORTHPOINTE FUNDS

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                           NORTHPOINTE FUNDS | 7

SECTION 1 NORTHPOINTE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be VALUE STYLE companies. These companies appear to have good earnings growth potential and the Fund's portfolio managers believe that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). In addition to investing in small-cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The portfolio managers consider selling a security if:

o     there are more attractive securities available;

o     the business environment is changing;

o     the price fits the portfolio managers' price target or

o     to control the overall risk of the portfolio.

The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


8 | NORTHPOINTE FUNDS

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

           2001       2002     2003     2004    2005     2006    2007
-------------------------------------------------------------------------------
           8.69%    -12.02%   42.49%   16.53%   7.85%   18.03%   ____%

BEST QUARTER: ______% - _____ QTR OF 200_
WORST QUARTER: ______% - _____ QTR OF 200_

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (JUNE 29,
                                                   1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions and Sales of Shares
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)
--------------------------------------------------------------------------------

(1) These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.

(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of smaller U.S. companies. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                      None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution
activities, as well as certain shareholder servicing costs)                None
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER WAIVERS/REIMBURSEMENTS(1)
--------------------------------------------------------------------------------


(1) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.


                                                           NORTHPOINTE FUNDS | 9

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------

10 | NORTHPOINTE FUNDS

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small cap company may lose substantial value. Investing in small cap companies requires a longer term investment view and may not be appropriate for all investors.

WARRANTS - securities that give the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING - the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

                                                          NORTHPOINTE FUNDS | 11

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

12 | NORTHPOINTE FUNDS

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


NorthPointe Capital LLC ("NorthPointe") 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the subadviser to the Funds. Subject to the supervision of NFA and Board of Trustees, NorthPointe manages each Fund's assets in accordance with each Fund's investment objective and strategies. NorthPointe makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.


Each Fund pays the Adviser a management fee, based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on each Fund's average daily net assets. The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP GROWTH FUND

Carl Wilk, senior portfolio manager, and Karl Knas, portfolio manager and senior equity analyst, are co-portfolio managers of the Fund.


Carl P. Wilk, CFP joined NorthPointe in April 2002. Mr. Wilk has over 18 years experience in managing micro and small capitalization securities.


Karl Knas, CPA, joined NorthPointe in March 2003. From August 2001 to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst.

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP VALUE FUND


Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000. Between June 1995 and December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

                                                          NORTHPOINTE FUNDS | 13

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by NorthPointe, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14 | NORTHPOINTE FUNDS

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors. AS OF THE DATE OF THIS PROSPECTUS, THE NORTHPOINTE SMALL CAP GROWTH FUND DOES NOT OFFER CLASS A, CLASS B OR CLASS C SHARES. EXISTING SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES MAY NONETHELESS REINVEST DIVIDENDS AND DISTRIBUTIONS IN SUCH CLASSES.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

The NorthPointe Small Cap Value Fund offers only Institutional Class shares.

Class A shares of the NorthPointe Small Cap Growth Fund may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                              SALES CHARGE AS A PERCENTAGE OF
                              -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                       OFFERING            INVESTED      PERCENTAGE OF
PURCHASE                           PRICE     (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                   5.75%               6.10%              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                  4.75                4.99               4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                3.50                3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                2.50                2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                2.00                2.04               1.75
--------------------------------------------------------------------------------
$1 million or more                  None                None               None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

                                                          NORTHPOINTE FUNDS | 15

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                                           $1 MILLION      $25 MILLION
PURCHASE                                        TO $24,999,999          OR MORE
--------------------------------------------------------------------------------
If sold within                                       18 months        18 months
--------------------------------------------------------------------------------
Amount of CDSC                                            0.50%            0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the NorthPointe Small Cap Growth Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

16 | NORTHPOINTE FUNDS

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

-------------------------------------------------------------------------------
                                                                       7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEAR  OR MORE
-------------------------------------------------------------------------------
Sales charge          5%       4%       3%       3%       2%      1%       0%
-------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The NorthPointe Small Cap Growth Fund offers Class R, Service Class, Institutional Service Class and Institutional Class shares. The NorthPointe Small Cap Value Fund offers only Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans or

o     529 Plan accounts.

                                                          NORTHPOINTE FUNDS | 17

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans,

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services,

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee,

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                    AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                           0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                           1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                           0.50% (0.25% of which may be either a
                                         distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

18 | NORTHPOINTE FUNDS

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278

                                                          NORTHPOINTE FUNDS | 19

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions    Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll- free number before you wire your investment     o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free
                                                                    number.

20 | NORTHPOINTE FUNDS

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open;

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                          NORTHPOINTE FUNDS | 21

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset Accumulation Plan                            $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name,

o     date of birth (for individuals),

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration,

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original Fund is charged.

22 | NORTHPOINTE FUNDS

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically may redeem shares in Class A, Class D, Class B, Class C, Prime Shares and IRA Class in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                          NORTHPOINTE FUNDS | 23

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

24 | NORTHPOINTE FUNDS

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------

                                                          NORTHPOINTE FUNDS | 25

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

26 | NORTHPOINTE FUNDS

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                          NORTHPOINTE FUNDS | 27

SECTION 6 NORTHPOINTE SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in existence for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES            DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                     NET ASSET        NET   UNREALIZED
                                        VALUE, INVESTMENT        GAINS TOTAL FROM      NET                  NET ASSET
                                     BEGINNING     INCOME  (LOSSES) ON INVESTMENT REALIZED          TOTAL  VALUE, END      TOTAL
                                     OF PERIOD     (LOSS)  INVESTMENTS ACTIVITIES    GAINS  DISTRIBUTIONS   OF PERIOD RETURN (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00      (0.01)        0.48       0.47       --             --  $    10.47       4.70%(e)
Year Ended October 31, 2005          $   10.47      (0.13)        1.33       1.20       --             --  $    11.67      11.46%
Year Ended October 31, 2006          $   11.67      (0.09)        2.39       2.30    (1.01)         (1.01) $    12.96      20.98%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00      (0.01)        0.47       0.46       --             --  $    10.46       4.60%(e)
Year Ended October 31, 2005          $   10.46      (0.20)        1.32       1.12       --             --  $    11.58      10.71%
Year Ended October 31, 2006          $   11.58      (0.21)        2.41       2.20    (1.01)         (1.01) $    12.77      20.22%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00      (0.01)        0.47       0.46       --             --  $    10.46       4.60%(e)
Year Ended October 31, 2005          $   10.46      (0.20)        1.32       1.12       --             --  $    11.58      10.71%
Year Ended October 31, 2006          $   11.58      (0.21)        2.41       2.20    (1.01)         (1.01) $    12.77      20.22%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00      (0.01)        0.47       0.46       --             --  $    10.46       4.60%(e)
Year Ended October 31, 2005          $   10.46      (0.16)        1.33       1.17       --             --  $    11.63      11.19%
Year Ended October 31, 2006          $   11.63      (0.14)        2.43       2.29    (1.01)         (1.01) $    12.91      20.96%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00      (0.01)        0.48       0.47       --             --  $    10.47       4.70%(e)
Year Ended October 31, 2005          $   10.47      (0.10)        1.33       1.23       --             --  $    11.70      11.75%
Year Ended October 31, 2006          $   11.70      (0.10)        2.45       2.35    (1.01)         (1.01) $    13.04      21.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)(g) $   10.00      (0.01)        0.48       0.47       --             --  $    10.47       4.70%(e)
Year Ended October 31, 2005          $   10.47      (0.12)        1.36       1.24       --             --  $    11.71      11.84%
Year Ended October 31, 2006          $   11.71      (0.07)        2.43       2.36    (1.01)         (1.01) $    13.06      21.45%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                                       RATIO OF        INVESTMENT
                                                                                       EXPENSES     INCOME (LOSS)
                                                                  RATIO OF NET        (PRIOR TO         (PRIOR TO
                                      NET ASSETS    RATIO OF        INVESTMENT       REIMBURSE-        REIMBURSE-
                                       AT END OF    EXPENSES     INCOME (LOSS)        MENTS) TO         MENTS) TO
                                          PERIOD  TO AVERAGE        TO AVERAGE      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                          (000S)  NET ASSETS        NET ASSETS       ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $        1        1.50%(f)         (1.17%)(f)        9.82%(f)         (9.48%)(f)         0.48%
Year Ended October 31, 2005           $        1        1.58%            (1.11%)           1.69%            (1.22%)          144.08%
Year Ended October 31, 2006           $       19        1.40%            (0.97%)           1.45%            (1.02%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     $        1        2.07%(f)         (1.78%)(f)        9.13%(f)         (8.84%)(f)         0.48%
Year Ended October 31, 2005           $        1        2.02%            (1.79%)           2.10%            (1.87%)          144.08%
Year Ended October 31, 2006           $        1        2.10%            (1.73%)           2.22%            (1.85%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     $        1        2.07%(f)         (1.78%)(f)        9.13%(f)         (8.84%)(f)         0.48%
Year Ended October 31, 2005           $        1        2.02%            (1.79%)           2.11%            (1.87%)          144.08%
Year Ended October 31, 2006           $        1        2.10%            (1.73%)           2.14%            (1.77%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     $        1        1.73%(f)         (1.17%)(f)        8.65%(f)         (6.92%)(f)         0.48%
Year Ended October 31, 2005           $        1        1.55%            (1.41%)           1.56%            (1.43%)          144.08%
Year Ended October 31, 2006           $        1        1.23%            (1.10%)           1.23%            (1.10%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $        1        1.04%(f)         (0.74%)(f)        8.22%(f)         (7.92%)(f)         0.48%
Year Ended October 31, 2005           $        1        1.19%            (0.87%)           1.40%            (1.08%)          144.08%
Year Ended October 31, 2006           $        1        1.35%            (0.77%)           1.35%            (0.77%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)(g)  $   49,793        1.07%(f)         (1.02%)(f)        2.18%(f)         (2.14%)(f)         0.48%
Year Ended October 31, 2005           $   41,074        1.10%            (0.81%)           1.19%            (0.89%)          144.08%
Year Ended October 31, 2006           $   64,383        1.10%            (0.69%)           1.16%            (0.74%)           98.72%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charges.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

(e)  Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

28 | NORTHPOINTE FUNDS

SECTION 6 NORTHPOINTE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT ACTIVITIES             DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED
                                                           AND
                            NET ASSET         NET   UNREALIZED
                               VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                            BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END   TOTAL
                            OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD  RETURN
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003 $    9.82        0.03         3.72        3.75      (0.04)       --          (0.04)     $ 13.53   38.25%
Year Ended October 31, 2004 $   13.53        0.03         1.64        1.67      (0.03)    (0.74)         (0.77)     $ 14.43   12.65%
Year Ended October 31, 2005 $   14.43        0.08         1.99        2.07      (0.08)    (3.91)         (3.99)     $ 12.51   15.39%
Year Ended October 31, 2006 $   12.51        0.05         1.86        1.91      (0.05)    (2.65)         (2.70)     $ 11.72   18.07%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
                                                                                  RATIO OF NET
                                                            RATIO      RATIO OF     INVESTMENT
                                                           OF NET      EXPENSES         INCOME
                                                       INVESTMENT     (PRIOR TO      (PRIOR TO
                              NET ASSETS    RATIO OF       INCOME    REIMBURSE-     REIMBURSE-
                               AT END OF    EXPENSES    (LOSS) TO     MENTS) TO      MENTS) TO
                                  PERIOD  TO AVERAGE      AVERAGE   AVERAGE NET    AVERAGE NET   PORTFOLIO
                                  (000S)  NET ASSETS   NET ASSETS    ASSETS (a)     ASSETS (a)    TURNOVER
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003   $   39,328        1.00%        0.25%         1.01%          0.23%     102.63%
Year Ended October 31, 2004   $   32,156        0.99%        0.19%         1.00%          0.18%     135.45%
Year Ended October 31, 2005   $   25,069        1.00%        0.61%         1.03%          0.59%     164.93%
Year Ended October 31, 2006   $   32,267        1.00%        0.43%         1.07%          0.36%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

                                                          NORTHPOINTE FUNDS | 29

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                      PR-NP 2/08


OPTIMAL ALLOCATIONS Series

NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE
NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE
NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH
NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY

Fund PROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

OPTIMAL ALLOCATIONS Series

These risk-based, diversified Funds feature significant allocations to specialty as well as core asset classes and may provide the opportunity for higher risk-adjusted returns than those provided by traditional asset allocation programs.

----------------------------------------------------------------------------------------
FUND AND CLASS                                                                    TICKER
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class A                             GODAX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class B                             GODBX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class C                             GODCX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class R                             GODRX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Institutional Class                 GODIX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Institutional Service Class         GODSX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class A                              GMAAX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class B                              GMABX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class C                              GMACX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class R                              GMRRX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Institutional Class                  GMAIX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Institutional Service Class          GAMSX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class A                       GMMAX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class B                       GMMBX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class C                       GMMCX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class R                       GAGRX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Institutional Class           GMMIX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Institutional Service Class   GAASX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class A                                GVAAX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class B                                GVABX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class C                                GAACX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class R                                GAARX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Institutional Class                    GAAIX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Institutional Service Class            GVISX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class A                             GASAX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class B                             GASBX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class C                             GAMCX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class R                             GASRX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Institutional Class                 GASIX
----------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Institutional Service Class         GAISX
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


 3   SECTION 1: FUND SUMMARIES AND PERFORMANCE
     Nationwide Optimal Allocations Fund: Defensive
     Nationwide Optimal Allocations Fund: Moderate
     Nationwide Optimal Allocations Fund: Moderate Growth
     Nationwide Optimal Allocations Fund: Growth
     Nationwide Optimal Allocations Fund: Specialty

17   SECTION 2: FUND DETAILS
     Additional Information about Investments, Investment Strategies and Risks

18   SECTION 3: FUND MANAGEMENT
     Investment Adviser
     Portfolio Management
     Multi-Manager Structure

20   SECTION 4: INVESTING WITH NATIONWIDE FUNDS
     Choosing a Share Class
     Sales Charges and Fees
     Revenue Sharing
     Contacting Nationwide Funds
     Buying Shares
     Fair Value Pricing
     Customer Identification Information
     Exchanging Shares
     Automatic Withdrawal Program
     Selling Shares
     Excessive or Short-Term Trading
     Exchange and Redemption Fees

32   SECTION 5: DISTRIBUTIONS AND TAXES
     Income and Capital Gains Distributions
     Selling and Exchanging Shares
     Other Tax Jurisdictions
     Tax Status for Retirement Plans and Other Tax-Deferred Accounts
     Backup Withholding

34   SECTION 6: FINANCIAL HIGHLIGHTS

39   APPENDIX: DESCRIPTION OF UNDERLYING INVESTMENTS


                                                  OPTIMAL ALLOCATIONS SERIES | 1

--------------------------------------------------------------------------------

OPTIMAL ALLOCATIONS Series

INTRODUCTION TO THE NATIONWIDE
OPTIMAL ALLOCATIONS FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE FIVE NATIONWIDE OPTIMAL ALLOCATIONS FUNDS (INDIVIDUALLY, "OPTIMAL FUND" OR "FUND" AND COLLECTIVELY, "OPTIMAL FUNDS" OR "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"). THE OPTIMAL FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS ACROSS A RANGE OF RISK LEVELS. EACH OPTIMAL FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN A COLLECTION OF OTHER MUTUAL FUNDS REPRESENTING A VARIETY OF ASSET CLASSES.

Nationwide Optimal Allocations Fund: Defensive
Nationwide Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Specialty


THE OPTIMAL FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS
SEEKING:


o to achieve their financial objectives through a professionally developed asset allocation program and

o to maximize long-term total returns while targeting specific levels of risk through broad diversification among several asset classes, both traditional and specialty in nature.

To decide which of these Optimal Funds may be appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming. The Optimal Funds are not intended for all investors.

AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE OPTIMAL FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Optimal Fund has six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of an Optimal Fund represents an investment in the same assets of the Optimal Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Optimal Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Optimal Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Optimal Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each of the Optimal Funds. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | OPTIMAL ALLOCATIONS SERIES

SECTION 1 OPTIMAL ALLOCATIONS SERIES FUND SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVES

Each Optimal Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES

The Optimal Funds aim to provide diversification across varying blends of traditional asset classes--such as U.S. stocks, international stocks, U.S. bonds and short-term investments, and "Specialty Asset" classes--such as stocks of specific market sectors, emerging market stocks, international bonds, real estate investment trusts ("REITs"), commodity-linked instruments and alternative strategies--by investing in a professionally selected mix of underlying mutual funds offered by Nationwide Mutual Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Fund invests different amounts in these asset classes and Underlying Funds.


NFA has selected Aberdeen Asset Management Inc. as subadviser to manage each Fund's portfolio on a day-to-day basis.


NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE

The Defensive Fund pursues its objective by seeking to provide maximum real return while attempting to preserve capital. "Real return" means the amount of return realized on an investment when adjusted for inflation or deflation. The Defensive Fund's allocations are weighted towards investments in Specialty Assets, which typically consist of Underlying Funds that invest in a particular market sector or investment strategy, and which may offer the potential for greater returns, but also involve potentially greater risks. Specialty Assets consist of stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodity-linked derivatives and fixed-income securities backing such instruments and REITs. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund also invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund is not specifically a conservative investment option, although it may be appropriate for investors who have a lower tolerance for risk than aggressive investors and who are seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's allocation is weighted toward U.S. stock and Specialty Asset investments, but also includes a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund may be appropriate for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income or those willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH

The Moderate Growth Fund pursues its objective primarily by seeking growth of capital, but also by seeking income. The Moderate Growth Fund's allocation is significantly weighted toward U.S. stock and Specialty Asset investments, but also includes some bonds and short-term investments to reduce volatility. The Moderate Growth Fund may be appropriate for investors who want to maximize returns over the long-term and who have some tolerance for possible short-term losses.

NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH

The Growth Fund pursues its objective primarily by seeking growth of capital. The Growth Fund's allocation is heavily weighted toward U.S. stock and Specialty Asset investments. The Growth Fund may be appropriate for investors who are comfortable with substantial risk, who have a long investment time horizon and who want to maximize long-term returns potential and are better able to accept possible significant short-term or even long-term losses.

                                                  OPTIMAL ALLOCATIONS SERIES | 3

NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY

The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund's allocation is heavily weighted towards investments in Specialty Assets. Specialty Assets may offer the potential for greater returns, but also involve potentially greater risks. In most cases, Specialty Assets represent investments in stocks and bonds, including many that are traded in foreign markets, but also may include REITs, commodity-linked derivatives and fixed-income securities backing such instruments. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Specialty Fund may be appropriate for investors who are comfortable with substantial risk or those who want to maximize long-term returns and who have a high tolerance for possible significant short-term or even long-term losses.

THE OPTIMAL FUNDS ARE GENERALLY NOT APPROPRIATE FOR CONSERVATIVE INVESTORS OR THOSE WITH A SHORT INVESTMENT TIME HORIZON.


The Optimal Funds invest predominantly in Underlying Funds that are actively managed, many by the Adviser or its affiliates. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

The Adviser establishes a target allocation range among different asset classes based on each Optimal Fund's risk profile and individual strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Optimal Fund and in order to achieve each Optimal Fund's investment objective.


4 | OPTIMAL ALLOCATIONS SERIES

Listed in the table below are the asset classes in which the Optimal Funds currently may invest and the target allocation ranges for each Optimal Fund that have been established by the Adviser as of February ___, 2008. While this table is intended to provide a depiction of the kinds of securities and the general proportions in which each Optimal Fund currently invests, over time these target asset class allocations are likely to change as economic and/or market conditions warrant in order for each Fund to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Fund's asset allocations to "drift" from the target. Under ordinary circumstances, the Adviser will rebalance the assets of each Optimal Fund each quarter in order to conform its actual allocations to the target allocations applicable at that time. THE OPTIMAL FUNDS DO NOT NECESSARILY INVEST IN EVERY ASSET CLASS, AND THE OPTIMAL FUNDS RESERVE THE RIGHT TO CHANGE THE TARGET ALLOCATION RANGES AT ANY TIME AND WITHOUT NOTICE. FOR FUTURE INFORMATION ABOUT ASSET CLASS ALLOCATIONS, PLEASE REVIEW THE OPTIMAL FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS.


----------------------------------------------------------------------------------------------------

ASSET CLASSES                                               TARGET ALLOCATION RANGES+

                                                                     MODERATE
                                              DEFENSIVE   MODERATE    GROWTH     GROWTH    SPECIALTY
----------------------------------------------------------------------------------------------------
U.S. STOCKS                                          0%  10% - 25%  20% - 35%  20% - 40%          0%

   U.S. LARGE CAP STOCKS                             0%   5% - 15%  10% - 20%  15% - 30%          0%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE STANDARD & POOR'S 500 INDEX.)
----------------------------------------------------------------------------------------------------
U.S. SMALL/MID-CAP STOCKS                            0%   5% - 10%   5% - 15%   5% - 15%          0%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE RUSSELL 2000 INDEX OR THE
   RUSSELL MIDCAP INDEX.)
----------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                 0%   5% - 10%   5% - 15%   5% - 15%          0%
----------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS              30% - 40%  20% - 30%   5% - 15%    0% - 5%     0% - 5%
----------------------------------------------------------------------------------------------------
SPECIALTY ASSETS                              60% - 70%  40% - 60%  45% - 65%  50% - 70%  95% - 100%

   (CONSISTS OF UNDERLYING FUNDS THAT INVEST
   IN A PARTICULAR MARKET SECTOR OR
   SPECIALIZED INVESTMENT STRATEGY.)
----------------------------------------------------------------------------------------------------

Another way of describing the target asset class allocations for the Optimal Funds is as follows:

                                                                     MODERATE
                                              DEFENSIVE   MODERATE    GROWTH     GROWTH    SPECIALTY
----------------------------------------------------------------------------------------------------
OVERALL TARGET ALLOCATIONS+
      U.S. AND INTERNATIONAL STOCKS++               40%        60%        80%        96%         96%
----------------------------------------------------------------------------------------------------
      BONDS AND SHORT-TERM INVESTMENTS++            60%        40%        20%         4%          4%


+ As of February _____, 2008. The Optimal Funds reserve the right to change the target allocation ranges at any time and without notice.


++    Includes Underlying Fund investments considered to be "Specialty Assets."
--------------------------------------------------------------------------------

                                                  OPTIMAL ALLOCATIONS SERIES | 5

PRINCIPAL RISKS

None of the Optimal Funds can guarantee that it will achieve its investment objective.

As with any fund, the value of each Optimal Fund's investments--and therefore, the value of each Optimal Fund's shares--may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE OPTIMAL FUNDS

ASSET ALLOCATION RISK - Each Optimal Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Optimal Fund will be affected to varying degrees by stock and bond market risks, among others. Each Optimal Fund invests a significant proportion of its respective assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of the Optimal Fund's investment allocation to it.

PERFORMANCE RISK - Each Optimal Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Optimal Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Optimal Funds' performance could be negatively affected. There can be no assurance that any Optimal Fund or Underlying Fund will achieve its investment objective.

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The following are risks applicable to the Underlying Funds and their corresponding asset classes.

RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK - refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

CONCENTRATION RISK - the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular industry or industries. Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups.

To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

o     government regulation;

o     economic cycles;

o     rapid change in products or services or

o     competitive pressures.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.

SHORT-SALES RISK - An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time

6 | OPTIMAL ALLOCATIONS SERIES
the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund's unrealized gain or reducing the Underlying Fund's unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund's needs for immediate cash or other liquidity.

An Underlying Fund's performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES

FOREIGN SECURITIES RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


The Optimal Funds may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

EXTENSION RISK - the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

INFLATION RISK - the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

INTEREST RATE RISK - the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

                                                  OPTIMAL ALLOCATIONS SERIES | 7

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund's investments in lower-rated securities may involve the following specific risks:

o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and

o     greater risk of loss due to declining credit quality.

PREPAYMENT RISK - as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.


TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

ADDITIONAL RISKS THAT MAY AFFECT THE OPTIMAL FUNDS


DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party in the derivatives contract may fail to fulfill that party's obligations;

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's value and total return.

REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Optimal Funds do not intend to engage in market timing in Underlying Fund shares. However, each Optimal Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Optimal Fund's own

8 | OPTIMAL ALLOCATIONS SERIES
shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Optimal Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Optimal Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Optimal Fund shareholders.

If the value of an Optimal Fund's investments goes down, you may lose money.

PERFORMANCE

The bar chart and table below can help you evaluate both potential risks and potential rewards for each Fund. The bar chart shows how each Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares each Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in each Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


OPTIMAL ALLOCATIONS FUND: DEFENSIVE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)


                                  [BAR CHART]

                                      2007
--------------------------------------------------------------------------------
                                     _____%


BEST QUARTER: ______% - ______ QTR OF 2007
WORST QUARTER: ______% - ______ QTR OF 2007


OPTIMAL ALLOCATIONS FUND: MODERATE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                  [BAR CHART]

                             2005    2006    2007
--------------------------------------------------------------------------------
                             7.69%  12.40%   _____%


BEST QUARTER: ______% - ______ QTR OF 200_
WORST QUARTER: ______% - ______ QTR OF 200_


                                                  OPTIMAL ALLOCATIONS SERIES | 9

OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                             2005   2006    2007
--------------------------------------------------------------------------------
                             9.62%  14.19%  _____%


BEST QUARTER: ______% - ______ QTR OF 200_
WORST QUARTER: ______% - ______ QTR OF 200_


OPTIMAL ALLOCATIONS FUND: GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                             2005   2006    2007
--------------------------------------------------------------------------------
                            10.22%  15.52%  _____%


BEST QUARTER: ______% - ______ QTR OF 200_
WORST QUARTER: ______% - ______ QTR OF 200_


OPTIMAL ALLOCATIONS FUND: SPECIALTY
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                             2005   2006    2007
--------------------------------------------------------------------------------
                            10.46%  18.64%  _____%


BEST QUARTER: ______% - ______ QTR OF 200_
WORST QUARTER: ______% - ______ QTR OF 200_

After-tax returns are shown in the tables on the following page for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.



--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: DEFENSIVE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                              SINCE INCEPTION
                                                    1 YEAR   (DECEMBER __, 2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
--------------------------------------------------------------------------------
Defensive Composite Index(3)
--------------------------------------------------------------------------------


10 | OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
--------------------------------------------------------------------------------
Moderate Composite Index(3)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
--------------------------------------------------------------------------------
Growth Composite Index(3)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
--------------------------------------------------------------------------------
Moderate Growth Composite Index(3)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: SPECIALTY
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares -Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes
--------------------------------------------------------------------------------
Class R shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes
--------------------------------------------------------------------------------
S&P 500(R) Index(2)
--------------------------------------------------------------------------------
Specialty Composite Index(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Each Fund is compared to the actual returns of the S&P 500(R) Index, a broad-based index. The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(3) Each Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. These Composite Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Indexes would be lower. Individuals cannot invest directly in a Composite Index. The components of the respective Composite Indexes and their weightings are as follows:

o DEFENSIVE COMPOSITE INDEX: __% Standard and Poor's (S&P) 500(R) Index, __% Lehman Brothers (LB) U.S. Aggregate Bond Index and __% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index.

o MODERATE COMPOSITE INDEX: 40% S&P 500(R) Index, 40% LB U.S. Aggregate Bond Index and 20% MSCI EAFE(R))Index.

o MODERATE GROWTH COMPOSITE INDEX: 60% S&P 500(R) Index, 20% LB U.S. Aggregate Index and 20% MSCI EAFE(R) Index.

o GROWTH COMPOSITE INDEX: 70% S&P 500(R) Index, 25% MSCI EAFE(R) Index and 5% LB U.S. Aggregate Index.

o     SPECIALTY COMPOSITE INDEX: 70% S&P 500(R) Index and 30% MSCI EAFE(R)
      Index.

                                                 OPTIMAL ALLOCATIONS SERIES | 11

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Optimal Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may indirectly pay through ownership of shares of the Optimal Funds. See "Indirect Expenses Paid by the Funds" below.


------------------------------------------------------------------------------------------------------------------------------------
DEFENSIVE FUND

SHAREHOLDER FEES (PAID
DIRECTLY FROM                   CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                                                                                      CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a          5.75%(2)        None            None               None                    None           None
percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


12 | OPTIMAL ALLOCATIONS SERIES

------------------------------------------------------------------------------------------------------------------------------------
MODERATE FUND

SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                                                                                           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MODERATE GROWTH FUND

SHAREHOLDER FEES (PAID
DIRECTLY FROM                   CLASS A SHARES  CLASS B SHARES   CLASS C SHARES  CLASS R SHARES INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                                                                                      CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


                                                 OPTIMAL ALLOCATIONS SERIES | 13

------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND

SHAREHOLDER FEES (PAID          CLASS A SHARES  CLASS B SHARES   CLASS C SHARES  CLASS R SHARES INSTITUTIONAL SERVICE  INSTITUTIONAL
DIRECTLY FROM                                                                                            CLASS SHARES   CLASS SHARES
YOUR INVESTMENT)(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY FUND

SHAREHOLDER FEES (PAID          CLASS A SHARES  CLASS B SHARES   CLASS C SHARES  CLASS R SHARES INSTITUTIONAL SERVICE  INSTITUTIONAL
DIRECTLY FROM                                                                                            CLASS SHARES   CLASS SHARES
YOUR INVESTMENT)(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


14 | OPTIMAL ALLOCATIONS SERIES

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees were: ____%, ____%, ____% and ____% for Class A, ____%,
      ____%, ____% and ____% for Class R and 0.08%, 0.11%, ____% and ____% for
      Institutional Service Class shares of the Moderate, Moderate Growth, Growth and Specialty Funds, respectively. Administrative services fees for the Defensive Fund are estimated to be ____%, ____% and ____% for Class A, Class R and Institutional Service Class shares, respectively, during the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses in each share class to ____% at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Direct Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit each Optimal Fund's expenses.

(8) Because the Optimal Funds invest primarily in mutual funds, the Optimal Funds are shareholders of those Underlying Funds. The Underlying Funds do not charge the Optimal Funds any sales charge for buying or selling shares. However, the Optimal Funds indirectly pay a portion of the Underlying Funds' operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how the Optimal Funds' assets are spread among the Underlying Funds.


                                                 OPTIMAL ALLOCATIONS SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in an Optimal Fund with cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in each of the Optimal Funds for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
DEFENSIVE FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
MODERATE GROWTH FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
SPECIALTY FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares**:


--------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
DEFENSIVE FUND
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
MODERATE FUND
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
MODERATE GROWTH FUND
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
SPECIALTY FUND
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Optimal Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

16 | OPTIMAL ALLOCATIONS SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES -- The Optimal Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.


First, the subadviser determines each Optimal Fund's target asset class allocations. The subadviser bases this decision on each Optimal Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Optimal Fund. However, the subadviser ultimately has sole responsibility for determining each Optimal Fund's target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the subadviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Optimal Fund's investment objective and target risk level. In selecting Underlying Funds, the subadviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Optimal Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The subadviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Optimal Funds will meet its respective objective.


TEMPORARY INVESTMENTS -- Each of the Optimal Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances, or if the Optimal Fund's management believes that business, economic, political or financial conditions warrant, an Optimal Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Optimal Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Optimal Fund may invest. Should this occur, an Optimal Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Optimal Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                 OPTIMAL ALLOCATIONS SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


The Adviser determines the target allocation ranges and asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Optimal Fund pays the Adviser an annual management fee based on each Optimal Fund's average daily net assets. This is in addition to the indirect investment management fees that the Optimal Funds pay as shareholders of affiliated Underlying Funds that the Adviser also manages. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.


The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was ____%. NFA pays the subadviser from the management fee it receives.

SUBADVISER

Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the subadviser for each of the Optimal Funds. Subject to the supervision of NFA and Board of Trustees, Aberdeen manages each Fund's assets in accordance with the Fund's investment objective and strategies. Aberdeen makes investment decisions for the Funds and, in connection with such investment decisions, places purchases and sell orders for securities. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT


William H. Miller, Senior Portfolio Manager, is the portfolio manager of the Funds and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Miller joined Aberdeen in October 2007. Prior to that Mr. Miller was a portfolio manager employed by NFA since July 1999. Before joining NFA, Mr. Miller was a Senior Portfolio Manager at Putnam Investments from 1997 to 1999 and Vice President and Assistant Portfolio Manager at Delaware Management Company from 1995 to 1997.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


18 | OPTIMAL ALLOCATIONS SERIES

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by Aberdeen. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                 OPTIMAL ALLOCATIONS SERIES | 19

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------

COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge       A  front-end sales charge means that a
up to 5.75%                     portion of your initial investment goes
                                toward the sales charge and is not
                                invested.

Contingent deferred          Reduction and waivers of sales charges may
sales charge (CDSC)(1)          be available.

Annual service and/or        Total annual operating expenses are lower
12b-1 fee of 0.25%              than Class B and Class C expenses, which
Administrative services         means higher dividends and/or net asset
fee up to 0.25%                 value ("NAV") per share.

                             No conversion feature.

                             No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines 1% in most years to zero
                                after six years.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means
No administrative               lower dividends and/or NAV per share.
services fee
                             Automatic conversion to Class A shares
                                after seven years, which means lower
                                annual expenses in the future.

                             Maximum investment amount of $100,000.
                                Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                                investment immediately goes toward
                                buying shares.
                             No reduction of CDSC, but waivers may be
                                available.
                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means
No administrative               lower dividends and/or NAV per share.
services fee
                             No conversion feature.

                             Maximum investment amount of
                                $1,000,000(2). Larger investments may be
                                rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

20 | OPTIMAL ALLOCATIONS SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                                  SALES CHARGE AS A PERCENTAGE OF
                                  -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                 OPTIMAL ALLOCATIONS SERIES | 21

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

----------------------------------------------------------------------------
AMOUNT OF                          $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                        TO $3,999,999   TO $24,999,999       OR MORE
----------------------------------------------------------------------------
If sold within                      18 months        18 months     18 months
----------------------------------------------------------------------------
Amount of CDSC                          1.00%            0.50%         0.25%
----------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

22 | OPTIMAL ALLOCATIONS SERIES

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge           5%       4%       3%       3%       2%       1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

                                                 OPTIMAL ALLOCATIONS SERIES | 23

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                        AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                               0.50% (0.25% of which may be either
                                             a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

24 | OPTIMAL ALLOCATIONS SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

                                                 OPTIMAL ALLOCATIONS SERIES | 25

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Optimal Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. Through an authorized
relationships with certain brokers and other financial              intermediary. The Distributor has relationships with certain
intermediaries who are authorized to accept purchase, exchange      brokers and other financial intermediaries who are authorized
and redemption orders for the Funds. Your transaction is            to accept purchase, exchange and redemption orders for the
processed at the NAV next calculated after the Funds' agent or      Funds. Your transaction is processed at the NAV next calculated
an authorized intermediary receives your order in proper form.      after the Funds' agent or an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank on the
      and arrange to fax your completed application.                      next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                     o     Nationwide Funds deducts a $20 service fee from the
                                                                          redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to receive
      the current day's NAV.                                        o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free number.

26 | OPTIMAL ALLOCATIONS SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investments in other registered mutual funds are valued based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Optimal Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Optimal Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

--------------------------------------------------------------------------------

The Optimal Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

--------------------------------------------------------------------------------

                                                 OPTIMAL ALLOCATIONS SERIES | 27

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain
retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum
account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

28 | OPTIMAL ALLOCATIONS SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                 OPTIMAL ALLOCATIONS SERIES | 29

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

30 | OPTIMAL ALLOCATIONS SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on certain funds if you sell or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Nationwide Optimal Allocations Funds. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology
   and Communications Fund                               2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                 OPTIMAL ALLOCATIONS SERIES | 31

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

32 | OPTIMAL ALLOCATIONS SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                 OPTIMAL ALLOCATIONS SERIES | 33

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or periods ended October
31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request. [Table to be added by amendment]


34 | OPTIMAL ALLOCATIONS SERIES

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES                     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      $10.00        0.04         0.28        0.32         --        --             --      $ 10.32
Year Ended October 31, 2005            $10.32        0.28         0.77        1.05      (0.32)    (0.01)         (0.33)     $ 11.04
Year Ended October 31, 2006            $11.04        0.31         1.12        1.43      (0.51)    (0.11)         (0.62)     $ 11.85
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)      $10.00        0.01         0.24        0.25         --        --             --      $ 10.25
Year Ended October 31, 2005            $10.25        0.20         0.74        0.94      (0.25)    (0.01)         (0.26)     $ 10.93
Year Ended October 31, 2006            $10.93        0.22         1.11        1.33      (0.44)    (0.11)         (0.55)     $ 11.71
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)      $10.00        0.01         0.24        0.25         --        --             --      $ 10.25
Year Ended October 31, 2005            $10.25        0.23         0.74        0.97      (0.28)    (0.01)         (0.29)     $ 10.93
Year Ended October 31, 2006            $10.93        0.32         1.02        1.34      (0.44)    (0.11)         (0.55)     $ 11.72
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)      $10.00        0.03         0.24        0.27         --        --             --      $ 10.27
Year Ended October 31, 2005            $10.27        0.28         0.73        1.01      (0.25)    (0.01)         (0.26)     $ 11.02
Year Ended October 31, 2006            $11.02        0.20         1.20        1.40      (0.51)    (0.11)         (0.62)     $ 11.80
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)      $10.00        0.04         0.26        0.30         --        --             --      $ 10.30
Year Ended October 31, 2005            $10.30        0.35         0.71        1.06      (0.31)    (0.01)         (0.32)     $ 11.04
Year Ended October 31, 2006            $11.04        0.24         1.21        1.45      (0.54)    (0.11)         (0.65)     $ 11.84
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)      $10.00        0.05         0.25        0.30         --        --             --      $ 10.30
Year Ended October 31, 2005            $10.30        0.35         0.72        1.07      (0.32)    (0.01)         (0.33)     $ 11.04
Year Ended October 31, 2006 (g)        $11.04        0.18         1.29        1.47      (0.54)    (0.11)         (0.65)     $ 11.86
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                              RATIO     RATIO OF     INVESTMENT
                                                                             OF NET     EXPENSES  INCOME (LOSS)
                                                                         INVESTMENT    (PRIOR TO      (PRIOR TO
                                                 NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                  AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                                          TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET      PORTFOLIO
                                     RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      3.20%(e)  $        1    0.56%(f)    1.06%(f)    12.40%(f)    (10.78%)(f)          7.57%
Year Ended October 31, 2005           10.41%     $    4,595    0.52%       1.73%        1.88%         0.38%             61.59%
Year Ended October 31, 2006           13.38%     $    9,797    0.52%       1.87%        0.79%         1.60%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)      2.60%(e)  $        1    1.25%(f)    0.37%(f)    13.50%(f)    (11.88%)(f)          7.57%
Year Ended October 31, 2005            9.13%     $    1,269    1.25%       0.65%        2.70%        (0.80%)            61.59%
Year Ended October 31, 2006           12.59%     $    2,630    1.25%       1.20%        1.54%         0.93%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)      2.60%(e)  $        1    1.25%(f)    0.37%(f)    13.50%(f)    (11.88%)(f)          7.57%
Year Ended October 31, 2005            9.50%     $    7,648    1.25%       0.72%        2.51%        (0.54%)            61.59%
Year Ended October 31, 2006           12.59%     $   19,027    1.25%       1.25%        1.54%         0.97%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)      2.70%(e)  $        1    0.85%(f)    0.77%(f)    12.85%(f)    (11.23%)(f)          7.57%
Year Ended October 31, 2005            9.94%     $        1    0.81%       2.35%        3.85%        (0.37%)            61.59%
Year Ended October 31, 2006           13.15%     $        1    0.72%       1.63%        0.75%         1.60%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)      3.00%(e)  $        1    0.40%(f)    1.22%(f)    12.23%(f)    (10.61%)(f)          7.57%
Year Ended October 31, 2005           10.39%     $        1    0.34%       2.83%        3.93%        (0.76%)            61.59%
Year Ended October 31, 2006           13.64%     $        1    0.33%       1.99%        0.85%         1.47%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)      3.00%(e)  $    1,030    0.25%(f)    1.37%(f)    12.08%(f)    (10.46%)(f)          7.57%
Year Ended October 31, 2005           10.54%     $    1,138    0.25%       2.90%        2.94%         0.20%             61.59%
Year Ended October 31, 2006 (g)       13.74%     $        1    0.25%       1.58%        0.58%         1.25%             34.82%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                                 OPTIMAL ALLOCATIONS SERIES | 35

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $   10.00        0.02         0.20        0.22         --        --             --
Year Ended October 31, 2005         $   10.22        0.23         1.04        1.27      (0.28)       --          (0.28)
Year Ended October 31, 2006         $   11.21        0.39         1.32        1.71      (0.56)    (0.15)         (0.71)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $   10.00          --         0.17        0.17         --        --             --
Year Ended October 31, 2005         $   10.17        0.18         1.04        1.22      (0.23)       --          (0.23)
Year Ended October 31, 2006         $   11.16        0.27         1.33        1.60      (0.50)    (0.15)         (0.65)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $   10.00          --         0.17        0.17         --        --             --
Year Ended October 31, 2005         $   10.17        0.18         1.02        1.20      (0.23)       --          (0.23)
Year Ended October 31, 2006         $   11.14        0.34         1.27        1.61      (0.50)    (0.15)         (0.65)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $   10.00        0.01         0.18        0.19         --        --             --
Year Ended October 31, 2005         $   10.19        0.25         1.01        1.26      (0.24)       --          (0.24)
Year Ended October 31, 2006         $   11.21        0.13         1.54        1.67      (0.55)    (0.15)         (0.70)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00        0.02         0.19        0.21         --        --             --
Year Ended October 31, 2005         $   10.21        0.31         1.00        1.31      (0.29)       --          (0.29)
Year Ended October 31, 2006         $   11.23        0.17         1.56        1.73      (0.58)    (0.15)         (0.73)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00        0.03         0.18        0.21         --        --             --
Year Ended October 31, 2005         $   10.21        0.32         1.00        1.32      (0.30)       --          (0.30)
Year Ended October 31, 2006 (g)     $   11.23        0.12         1.62        1.74      (0.58)    (0.15)         (0.73)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                    RATIO     RATIO OF     INVESTMENT
                                                                                   OF NET     EXPENSES  INCOME (LOSS)
                                                                               INVESTMENT    (PRIOR TO      (PRIOR TO
                                                       NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                NET ASSET               AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                               VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31,
   2004 (d)                    $    10.22    2.10%(e)  $        1    0.56%(f)  (0.27%)(f)    13.04%(f)    (12.75%)(f)         9.79%
Year Ended October 31, 2005    $    11.21   12.77%     $    3,419    0.52%      1.13%         2.32%        (0.66%)           47.04%
Year Ended October 31, 2006    $    12.21   15.79%     $   11,525    0.52%      1.05%         0.85%         0.72%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31,
   2004 (d)                    $    10.17    1.70%(e)  $        7    1.25%(f)  (0.85%)(f)    13.48%(f)    (13.08%)(f)         9.79%
Year Ended October 31, 2005    $    11.16   12.07%     $    1,183    1.25%     (0.09%)        3.00%        (1.84%)           47.04%
Year Ended October 31, 2006    $    12.11   14.91%     $    3,016    1.25%      0.42%         1.59%         0.09%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2004 (d)                    $    10.17    1.70%(e)  $       80    1.25%(f)  (0.85%)(f)    13.48%(f)    (13.08%)(f)         9.79%
Year Ended October 31, 2005    $    11.14   11.98%     $    3,604    1.25%      0.20%         3.20%        (1.76%)           47.04%
Year Ended October 31, 2006    $    12.10   14.95%     $   14,907    1.25%      0.41%         1.59%         0.09%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (d)                    $    10.19    1.90%(e)  $        1    0.85%(f)  (0.45%)(f)    13.07%(f)    (12.67%)(f)         9.79%
Year Ended October 31, 2005    $    11.21   12.50%     $        1    0.80%      2.16%         4.28%        (1.32%)           47.04%
Year Ended October 31, 2006    $    12.18   15.55%     $        1    0.72%      0.85%         0.87%         0.70%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Period Ended October 31,
   2004 (d)                    $    10.21    2.10%(e)  $        1    0.40%(f)   0.00%(f)     12.62%(f)    (12.22%)(f)         9.79%
Year Ended October 31, 2005    $    11.23   13.00%     $        1    0.34%      2.69%         4.45%        (1.42%)           47.04%
Year Ended October 31, 2006    $    12.23   16.06%     $        1    0.36%      1.19%         0.91%         0.64%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (d)                    $    10.21    2.10%(e)  $    1,021    0.25%(f)   0.15%(f)     12.47%(f)    (12.07%)(f)         9.79%
Year Ended October 31, 2005    $    11.23   13.16%     $    1,154    0.25%      2.73%         3.33%        (0.36%)           47.04%
Year Ended October 31,
   2006 (g)                    $    12.24   16.05%     $        1    0.25%      1.05%         0.71%         0.59%            32.64%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

36 | OPTIMAL ALLOCATIONS SERIES

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                  NET ASSET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  VALUE, END
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      $10.00         --          0.09        0.09         --        --             --       $10.09
Year Ended October 31, 2005            $10.09       0.17          1.31        1.48      (0.24)       --          (0.24)      $11.33
Year Ended October 31, 2006            $11.33       0.27          1.67        1.94      (0.60)    (0.16)         (0.76)      $12.51
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)      $10.00      (0.03)         0.07        0.04         --        --             --       $10.04
Year Ended October 31, 2005            $10.04       0.12          1.27        1.39      (0.20)       --          (0.20)      $11.23
Year Ended October 31, 2006            $11.23       0.29          1.55        1.84      (0.59)    (0.16)         (0.75)      $12.32
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)      $10.00      (0.03)         0.07        0.04         --        --             --       $10.04
Year Ended October 31, 2005            $10.04       0.13          1.26        1.39      (0.21)       --          (0.21)      $11.22
Year Ended October 31, 2006            $11.22       0.37          1.46        1.83      (0.58)    (0.16)         (0.74)      $12.31
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)      $10.00      (0.01)         0.07        0.06         --        --             --       $10.06
Year Ended October 31, 2005            $10.06       0.19          1.27        1.46      (0.21)       --          (0.21)      $11.31
Year Ended October 31, 2006            $11.31       0.03          1.86        1.89      (0.60)    (0.16)         (0.76)      $12.44
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)      $10.00         --          0.07        0.07         --        --             --       $10.07
Year Ended October 31, 2005            $10.07       0.24          1.28        1.52      (0.25)       --          (0.25)      $11.34
Year Ended October 31, 2006            $11.34       0.07          1.88        1.95      (0.61)    (0.16)         (0.77)      $12.52
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)      $10.00         --          0.08        0.08         --        --             --       $10.08
Year Ended October 31, 2005            $10.08       0.25          1.27        1.52      (0.25)       --          (0.25)      $11.35
Year Ended October 31, 2006 (g)        $11.35       0.04          1.93        1.97      (0.61)    (0.16)         (0.77)      $12.55
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                              RATIO     RATIO OF     INVESTMENT
                                                                             OF NET     EXPENSES  INCOME (LOSS)
                                                                         INVESTMENT    (PRIOR TO      (PRIOR TO
                                                NET ASSETS     RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                                 AT END OF  EXPENSES TO   (LOSS) TO    MENTS) TO      MENTS) TO
                                         TOTAL      PERIOD  AVERAGE NET     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                    RETURN (a)      (000S)       ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     0.90%(e)      $    4     0.56%(f)  (0.27%)(f)    13.04%(f)    (12.75%)(f)         7.82%
Year Ended October 31, 2005          14.87%         $  998     0.53%      0.41%         3.91%        (2.97%)           31.16%
Year Ended October 31, 2006          17.79%         $3,999     0.51%      0.17%         1.32%        (0.64%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)     0.40%(e)      $    1     1.25%(f)  (0.85%)(f)    13.48%(f)    (13.08%)(f)         7.82%
Year Ended October 31, 2005          14.07%         $  189     1.25%      0.68%         5.11%        (3.18%)           31.16%
Year Ended October 31, 2006          16.94%         $  715     1.25%     (0.50%)        2.06%        (1.31%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)     0.40%(e)      $    1     1.25%(f)  (0.85%)(f)    13.48%(f)    (13.08%)(f)         7.82%
Year Ended October 31, 2005          14.07%         $1,517     1.25%     (0.71%)        4.35%        (3.82%)           31.16%
Year Ended October 31, 2006          16.91%         $6,652     1.25%     (0.51%)        2.05%        (1.31%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)     0.50%(e)      $    1     0.85%(f)  (0.45%)(f)    13.07%(f)    (12.67%)(f)         7.82%
Year Ended October 31, 2005          14.70%         $    1     0.80%      1.80%         5.55%        (2.94%)           31.16%
Year Ended October 31, 2006          17.43%         $    1     0.74%     (0.06%)        1.47%        (0.79%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)     0.80%(e)      $    1     0.40%(f)   0.00%(f)     12.62%(f)    (12.22%)(f)         7.82%
Year Ended October 31, 2005          15.10%         $    1     0.30%      2.30%         5.78%        (3.15%)           31.16%
Year Ended October 31, 2006          17.91%         $    1     0.35%      0.28%         1.51%        (0.88%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     0.80%(e)      $1,008     0.25%(f)   0.15%(f)     12.47%(f)    (12.07%)(f)         7.82%
Year Ended October 31, 2005          15.25%         $1,160     0.25%      2.35%         4.36%        (1.76%)           31.16%
Year Ended October 31, 2006 (g)      18.11%         $    1     0.25%      0.33%         1.34%        (0.75%)           47.77%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                                 OPTIMAL ALLOCATIONS SERIES | 37

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $   10.00         --          0.34        0.34         --      --               --
Year Ended October 31, 2005         $   10.34       0.27          1.21        1.48      (0.29)     --(g)         (0.29)
Year Ended October 31, 2006         $   11.53       0.37          1.92        2.29      (0.48)  (0.13)           (0.61)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $   10.00      (0.02)         0.32        0.30         --      --               --
Year Ended October 31, 2005         $   10.30       0.17          1.24        1.41      (0.25)     --(g)         (0.25)
Year Ended October 31, 2006         $   11.46       0.28          1.90        2.18      (0.45)  (0.13)           (0.58)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $   10.00         --          0.30        0.30         --      --               --
Year Ended October 31, 2005         $   10.30       0.17          1.24        1.41      (0.26)     --(g)         (0.26)
Year Ended October 31, 2006         $   11.45       0.27          1.91        2.18      (0.45)  (0.13)           (0.58)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $   10.00      (0.01)         0.33        0.32         --      --               --
Year Ended October 31, 2005         $   10.32      (0.34)         1.81        1.47      (0.25)     --(g)         (0.25)
Year Ended October 31, 2006         $   11.54       0.48          1.78        2.26      (0.48)  (0.13)           (0.61)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00       0.01          0.33        0.34         --      --               --
Year Ended October 31, 2005         $   10.34       0.33          1.19        1.52      (0.30)     --(g)         (0.30)
Year Ended October 31, 2006         $   11.56       0.08          2.22        2.30      (0.49)  (0.13)           (0.62)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00       0.01          0.33        0.34         --      --               --
Year Ended October 31, 2005         $   10.34       0.34          1.19        1.53      (0.31)     --(g)         (0.31)
Year Ended October 31, 2006 (h)     $   11.56       0.04          2.30        2.34      (0.50)  (0.13)           (0.63)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                    RATIO     RATIO OF     INVESTMENT
                                                                                   OF NET     EXPENSES  INCOME (LOSS)
                                                                               INVESTMENT    (PRIOR TO      (PRIOR TO
                                                       NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                NET ASSET               AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                               VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31,
  2004 (d)                     $    10.34    3.40%(e)  $       80    0.56%(f)   0.75%(f)     12.49%(f)    (11.17%)(f)         7.19%
Year Ended October 31, 2005    $    11.53   14.59%     $    5,133    0.53%      2.31%         1.54%         1.30%            28.77%
Year Ended October 31, 2006    $    13.21   20.48%     $   24,363    0.51%      0.43%         0.74%         0.21%            13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31,
  2004 (d)                     $    10.30    3.00%(e)  $        1    1.25%(f)  (0.58%)(f)    12.98%(f)    (12.30%)(f)         7.19%
Year Ended October 31, 2005    $    11.46   13.89%     $      982    1.25%      0.27%         2.22%        (0.70%)           28.77%
Year Ended October 31, 2006    $    13.06   19.67%     $    3,714    1.25%     (0.23%)        1.48%        (0.46%)           13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
  2004 (d)                     $    10.30    3.00%(e)  $       36    1.25%(f)  (1.04%)(f)    12.92%(f)    (12.72%)(f)         7.19%
Year Ended October 31, 2005    $    11.45   13.90%     $    9,200    1.25%      0.25%         2.22%        (0.72%)           28.77%
Year Ended October 31, 2006    $    13.05   19.59%     $   35,182    1.25%     (0.24%)        1.48%        (0.47%)           13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
  2004 (d)                     $    10.32    3.20%(e)  $        1    0.85%(f)  (0.18%)(f)    12.57%(f)    (11.90%)(f)         7.19%
Year Ended October 31, 2005    $    11.54   14.36%     $        1    0.84%     (0.55%)        1.90%        (1.62%)           28.77%
Year Ended October 31, 2006    $    13.19   20.23%     $       78    0.85%      0.15%         1.07%        (0.07%)           13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Period Ended October 31,
  2004 (d)                     $    10.34    3.40%(e)  $        1    0.40%(f)   0.27%(f)     12.12%(f)    (11.44%)(f)         7.19%
Year Ended October 31, 2005    $    11.56   14.92%     $        1    0.33%      2.98%         1.94%         1.38%            28.77%
Year Ended October 31, 2006    $    13.24   20.63%     $        1    0.34%      0.50%         0.70%         0.14%            13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
  2004 (d)                     $    10.34    3.40%(e)  $    1,034    0.25%(f)   0.42%(f)     11.97%(f)    (11.29%)(f)         7.19%
Year Ended October 31, 2005    $    11.56   15.07%     $    1,189    0.25%      3.04%         1.41%         1.87%            28.77%
Year Ended October 31,
  2006 (h)                     $    13.27   20.84%     $        1    0.25%      0.29%         0.56%        (0.01%)           13.76%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   The amount is less than $0.005.

(h) Net investment income (loss) is based on average shares outstanding during the period.

38 | OPTIMAL ALLOCATIONS SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Optimal Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP STOCKS

NATIONWIDE GROWTH FUND seeks long-term capital appreciation and invests primarily in common stocks of large-cap companies. When selecting securities, the Fund's portfolio managers consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flow and dividends. The portfolio managers look for companies whose earnings are expected to consistently grow faster than other companies in the market.

NATIONWIDE LARGE CAP VALUE FUND seeks to maximize total return, consisting of both capital appreciation and current income. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics: earnings momentum; price momentum; and price-to-economic value. The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

NATIONWIDE FUND seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks. When selecting securities, the Fund's portfolio managers consider companies that demonstrate above-average revenue and earnings growth, consistent earnings growth and attractive value.

NATIONWIDE LEADERS FUND seeks a high total return from a concentrated portfolio of U.S. securities, primarily common stocks and convertible securities of large companies. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in stocks of "U.S. Leaders." The Fund's portfolio manager defines a U.S. Leader as a company with a strong franchise, capable of taking advantage of its positioning in the marketplace. Because these companies have a reputation for quality management and superior products and services, Fund management expects these companies to become dominant in their industries. The portfolio manager seeks companies that generally demonstrate above average revenue growth, above average earnings growth, consistent earnings growth and attractive value. The Fund typically holds a core group of 25 to 35 common stocks of large-cap and mid-cap companies.

NATIONWIDE U.S. GROWTH LEADERS FUND seeks long-term growth and under normal circumstances invests at least 80% of the value of its net assets in stocks of "U.S. Growth Leaders." The Fund's portfolio managers define a "U.S. Growth Leader" as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. Because these companies have high growth potential and a reputation for quality management and superior products and services, the managers expect them to become dominant in their industries. The managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically holds a core group of 25 to 35 stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, selling positions or responding to exceptional market conditions. The Fund invests 25% or more of its total assets in software and technology-related companies.

U.S. STOCKS - SMALL/MID-CAP STOCKS

NATIONWIDE MID CAP GROWTH FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of mid-cap companies. The Fund focuses on reasonably priced growth companies. In selecting stocks, the Fund's portfolio managers review the earnings growth of all publicly-traded mid-cap companies over the past three years and selects investments based on characteristics including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; balance sheet strength; strong competitive advantage within the securities industry; positive investor sentiment; relative market value and management team strength.

NATIONWIDE MID CAP GROWTH LEADERS FUND seeks long-term capital appreciation, and under normal circumstances invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities. From time-to-time, the Fund may invest a portion of its portfolio in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

                                                 OPTIMAL ALLOCATIONS SERIES | 39

NATIONWIDE SMALL CAP FUND* seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of small-cap companies. The Fund's portfolio management considers many factors when selecting securities, including measures of earnings momentum, relative value, management's decisions and price trends. The Fund may also invest in stocks of larger U.S. companies and in foreign securities. The Fund may also invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

* The Nationwide Small Cap Fund ("Small Cap Fund") closed to new investors effective March 16, 2007. As of the date of this prospectus, the Small Cap Fund remains open to investors through the Optimal Funds.

NATIONWIDE SMALL CAP LEADERS FUND seeks long-term capital appreciation and, under normal circumstances, invests 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment. The Fund is managed using a multi-team approach. One team employs a small-cap growth style while the other uses a small-cap value style. The Nationwide Small Cap Growth Team invests in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. The Nationwide Small Cap Value Team looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. The Fund may invest without limit in IPOs of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

NATIONWIDE VALUE OPPORTUNITIES FUND seeks long-term capital appreciation through investment in common stocks or their equivalents. Under normal circumstances, the Fund invests primarily in equity securities issued by small-cap companies that the Fund's portfolio manager considers to be "value" companies. The portfolio managers believe these companies have strong earnings growth potential, which has not been fully valued by the market. The Fund also invests in companies that are not well recognized, in "special situations" (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnaround situations (companies that have experienced significant business problems but, in the portfolio manager's view, have favorable prospects for recovery). The Fund may also invest a portion of its portfolio in mid-cap companies and in real estate investment trusts (REITs) based in either the U.S. or in other countries.

INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Under normal circumstances the Fund invests at least 80% of its asset in securities issued by companies that are located in, or derive a significant portion of their earnings from, a number of countries outside the U.S. The Fund's portfolio managers select companies the managers believe have earnings growth potential that the market has underestimated. The Fund's equity investments may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The Fund may use derivatives, primarily futures and options, for efficient portfolio management.

NATIONWIDE WORLDWIDE LEADERS FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities of companies located throughout the world, including the U.S. Some of these are multinational companies, while others are located and have primary economic ties in one country. Ordinarily, the Fund invests in companies from at least three different countries. The Fund's portfolio managers choose companies they consider to be "Worldwide Leaders", defined as a company located anywhere in the world that appears well positioned to take advantage of growth opportunities in the company's industry. The portfolio managers select companies that they believe offer long-term, strategic growth opportunities and companies believed to offer short-term tactical opportunities based on current circumstances. The Fund is non-diversified, which means it may invest a significant portion of it's assets in securities of a single or small number of companies. The Fund typically invests in securities issued by approximately 30-40 companies. The Fund may also invest in derivatives, such as futures and options for efficient portfolio management.

BONDS

NATIONWIDE BOND FUND seeks as high a level of current income as is consistent with preserving capital. The Fund normally invests 80% of the value of its assets primarily in fixed-income securities that are investment-grade, including corporate bonds, U.S. government securities, U.S. government agency securities. The Fund also invests in foreign government and corporate bonds denominated in U.S. dollars and in mortgage-backed and asset-backed securities. The Fund may also invest in commercial paper rated in one of the two highest rating categories by a rating agency. Although the Fund focuses on "investment-grade" taxable debt securities, the Fund may invest a portion of the portfolio in debt securities rated below investment grade, also known as "junk bonds." In selecting securities, the Fund's portfolio managers look for value and typically maintain an average portfolio duration of three to seven years.

NATIONWIDE GOVERNMENT BOND FUND seeks as high a level of current income as is consistent with preserving capital. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and U.S. government agency securities. To select investments that fit the Fund's objectives, the portfolio manager relies primarily on interest rate expectations, yield-curve analysis (determining whether a short-, intermediate-, or long-term duration is appropriate based on interest rates),

40 | OPTIMAL ALLOCATIONS SERIES
economic forecasting and market sector analysis. The portfolio manager generally maintains an average dollar-weighted maturity of five to nine years and an average portfolio duration of four to six years.

UNAFFILIATED BOND FUNDS The Fund may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities that are investment-grade, including but not limited to U.S. corporate bonds, U.S. government securities, U.S. government agency securities, U.S. dollar-denominated foreign corporate bonds or U.S. dollar-denominated foreign government bonds. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis. Each of these funds also may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's portfolio duration in order to minimize fluctuation of the fund's share value.

SHORT-TERM INVESTMENTS

NATIONWIDE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal market conditions, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund may also purchase mortgage-backed and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration will be between 6 months and one year and will not exceed two years. The Fund may also enter into derivatives contracts, including futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the Fund's share value.

NATIONWIDE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

AFFILIATED OR UNAFFILIATED MONEY MARKET FUNDS. The Optimal Funds may invest in one or more affiliated or unaffiliated mutual funds that, under normal circumstances, seek as high a level of current income as is consistent with preserving capital and maintaining liquidity. These funds will invest in high-quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. These funds may invest in floating- and variable-rate obligations and may enter into repurchase agreements. These funds will maintain a dollar-weighted average maturity of 90 days or less.

SPECIALTY ASSETS

NATIONWIDE EMERGING MARKETS FUND seeks long-term capital growth by investing primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings growth. The Fund's securities holdings may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depositary receipts.

NATIONWIDE GLOBAL FINANCIAL SERVICES FUND seeks long-term capital growth and under normal circumstances, invests at least 80% of the value of its net assets in equity securities of U.S. and foreign companies of any size that have business operations in or related to financial services. The Fund's managers consider companies with at least 50% of their assets, revenues or net income related to the financial services sector. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies. The Fund's holdings of equity securities may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts.

NATIONWIDE GLOBAL HEALTH SCIENCES FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to health sciences. The Fund's portfolio managers consider companies that derive at least 50% of their assets, revenues or net income from health sciences. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: health care, pharmaceuticals, biotechnology, medical supplies, medical services and medical devices. The Fund's holdings of equity securities may include common stocks, convertible securities and depositary receipts.

                                                 OPTIMAL ALLOCATIONS SERIES | 41

NATIONWIDE GLOBAL NATURAL RESOURCES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to activities in natural resources industries. The Fund's portfolio managers generally consider companies that derive at least 50% of their assets, revenues or net income from activities in natural resources industries. The Fund is non-diversified and concentrates more than 25% of its assets in natural resources industries, including integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, ferrous and nonferrous metals, base metal production, forest products, agricultural products, paper products, chemicals, building materials, coal, alternative energy sources, real estate and environmental services. The Fund's holdings of equity securities may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts. The Fund may invest in commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage the Fund's exposure to changing commodity prices, securities prices and other economic variables.

NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to technology or communications. The Fund's managers consider companies that derive at least 50% of their assets, revenues or net income related to technology and communications industries. The Fund is non-diversified and concentrates more than 25% of its total assets in technology and/or communications industries, including hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting and communication equipment.

NATIONWIDE GLOBAL UTILITIES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to utilities. The Fund's manager generally considers companies that derive at least 50% of their assets, revenues or net income from utilities servicing or activities in utilities-related industries. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager invests a portion of the Fund's assets in securities that emphasize capital appreciation.

NATIONWIDE MICRO CAP EQUITY FUND* seeks long-term capital appreciation and, under normal circumstances invests at least 80% of the value of its net assets in stocks of "micro-cap companies." The Fund generally holds between 50 and 100 securities. The Fund focuses on undiscovered, small-sized emerging growth companies. Since micro-capitalization companies are generally less well known and typically not analyzed as extensively as larger companies, their stocks may be mispriced, creating an opportunity for higher returns. In analyzing specific companies, the Fund's portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies or markets; a high quality balance sheet; above average earnings growth; attractive valuation; and a strong management team. Although the Fund's portfolio manager looks for companies with the potential for strong earnings growth, some of the Fund's holdings may be companies that are experiencing losses. The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

* The Nationwide Micro Cap Equity Fund ("Micro Cap Fund") closed to new investors effective November 30, 2004. As of the date of this prospectus, the Micro Cap Fund remains open to investors through the Optimal Funds.

NATIONWIDE MARKET NEUTRAL FUND seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of equity securities of U.S. companies. The Fund takes long positions in common stocks of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in short sales of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and market capitalization levels, targeting both growth style and value style types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the fact that the financial markets are dynamic and investment opportunities vary over time.

42 | OPTIMAL ALLOCATIONS SERIES

NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND seeks long-term capital appreciation. The Fund primarily invests and executes short sales in equity securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests 80% of the value of its net assets in companies that are organized under the laws of the U.S., have their principal places of business in the U.S. or whose stock is traded primarily in the U.S. The Fund may invest in companies of any size, including small or medium-sized companies. In general, the Fund invests, or takes "long positions" in companies the portfolio managers believe will appreciate in value. Simultaneously, the Fund takes "short positions", or agrees to sell at a specified price, companies the portfolio manager expects to decline in value. The Fund typically takes long positions in "leaders," companies benefiting from superior management, products, or distribution that the portfolio manager believes will generate earnings growth exceeding market expectations. The Fund's portfolio manager intends to take short positions in stocks whose earnings seem to be reflected in the current price or appear likely to fall short of expectations, those that operate in an industry with a structural weakness, are believed to have poor quality management, or appear likely to suffer an event affecting their long-term earnings power. In addition, the Fund may make strategic paired trades, taking both long and short positions in companies in the same industry in order to minimize the effect of market and sector fluctuations on the Fund's performance. The Fund may also invest in exchange-traded funds and derivatives.

UNAFFILIATED TIPS BOND FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

UNAFFILIATED INTERNATIONAL BOND FUNDS. The Fund may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to fixed-income securities issued or traded in emerging markets and developing countries.

UNAFFILIATED U.S. AND INTERNATIONAL REAL ESTATE FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

UNAFFILIATED COMMODITY-LINKED FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

                                                 OPTIMAL ALLOCATIONS SERIES | 43

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                            (C)2008 Nationwide Funds Group. All rights reserved.

                                                                     PR-OPT 2/08

SECTOR Series

Nationwide Global Financial Services Fund
Nationwide Global Health Sciences Fund
Nationwide Global Natural Resources Fund
Nationwide Global Technology and Communications Fund
Nationwide Global Utilities Fund

Fund PROSPECTUS


February ___, 2008


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM

                                            [NATIONWIDE(R) LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

SECTOR Series

These specialty Funds feature sector portfolios focused on specific industries, including financial services, health sciences, natural resources, technology and utilities.

FUND AND CLASS                                                               TICKER
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class A                             GLFAX
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class B                             GLFBX
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class C                             GLFCX
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class R                             GLFRX
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Institutional Class                 GLFIX
------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Institutional Service Class         GFISX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Class A                                GLSAX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Class B                                GLSBX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Class C                                GMSCX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Class R                                GGHRX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Institutional Class                    GGHIX
------------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund Institutional Service Class            GLSIX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Class A                              GGNAX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Class B                              GGNBX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Class C                              GGNCX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Class R                              GGNRX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Institutional Class                  GGNIX
------------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund Institutional Service Class          GGNSX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Class A                  GAGTX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Class B                  GBGTX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Class C                  GCGTX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Class R                  GGTRX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Institutional Class      GGTIX
------------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund Institutional
   Service Class                                                              GIGTX
------------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class A                                      GGUAX
------------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class B                                      GGUBX
------------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class C                                      GGUCX
------------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class R                                      GLURX
------------------------------------------------------------------------------------
Nationwide Global Utilities Fund Institutional Class                          GLUIX
------------------------------------------------------------------------------------
Nationwide Utilities Fund Institutional Service Class                         GUISX
------------------------------------------------------------------------------------

TABLE OF CONTENTS

 3      KEY TERMS

 4      SECTION 1: FUND SUMMARIES AND PERFORMANCE
        Nationwide Global Financial Services Fund
        Nationwide Global Health Sciences Fund
        Nationwide Global Natural Resources Fund
        Nationwide Global Technology and
        Communications Fund
        Nationwide Global Utilities Fund

25      SECTION 2: FUND DETAILS
        Additional Information about Investments,
        Investment Techniques and Risks

27      SECTION 3: FUND MANAGEMENT
        Investment Adviser
        Subadviser
        Management Fees
        Performance-Based Fees
        Portfolio Management
        Multi-Manager Structure

31      SECTION 4: INVESTING WITH NATIONWIDE FUNDS
        Choosing a Share Class
        Sales Charges and Fees
        Revenue Sharing
        Contacting Nationwide Funds
        Buying Shares
        Fair Value Pricing
        Customer Identification Information
        Exchanging Shares
        Automatic Withdrawal Program
        Selling Shares
        Excessive or Short-Term Trading
        Exchange and Redemption Fees

44      SECTION 5: DISTRIBUTIONS AND TAXES
        Income and Capital Gains Distributions
        Selling and Exchanging Shares
        Other Tax Jurisdictions
        Tax Status for Retirement Plans and Other Tax-Deferred Accounts
        Backup Withholding

 46     SECTION 6: FINANCIAL HIGHLIGHTS

                                                               SECTOR SERIES | 1

SECTOR Series

INTRODUCTION TO THE SECTOR SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust"):

Nationwide Global Financial Services Fund
Nationwide Global Health Sciences Fund
Nationwide Global Natural Resources Fund
Nationwide Global Technology and Communications Fund
Nationwide Global Utilities Fund


These Funds are primarily intended:


o To help investors seek to grow their capital by pursuing investment opportunities in specific market sectors with dynamic prospects.

Because the Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.


A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, the current subadviser to the Nationwide Global Utilities Fund, would continue to serve as subadviser to the new Aberdeen Global Utilities Fund. Currently, Aberdeen serves as subadviser to the Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, and Nationwide Global Technology and Communication Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund, at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 |  SECTOR SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMODITY-LINKED DERIVATIVES - investments that are linked to, and therefore provide exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer. They may also include interests in real estate investment trusts.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $_________ to $_________ as of _____________.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $_________ to $_________ as of ______________.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $_________ to $_________ as of ______________.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                               SECTOR SERIES | 3

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A FINANCIAL SERVICES COMPANY is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to financial services. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     banks and savings and loans;

o     consumer and industrial finance companies;

o     investment banks;

o     insurance brokers;

o     insurance companies;

o     securities brokers and advisers;

o     real estate-related companies and

o     leasing companies.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes

o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.


The Fund may invest in financial services companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.


The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Financials Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.


4 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2002      2003     2004     2005     2006     2007
----------------------------------------------------
-10.24%  40.84%   20.39%   10.61%   19.74%      __%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                         1 YEAR     5 YEARS     (DEC. 18, 2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales
of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
MSCI World Financials Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                               SECTOR SERIES | 5

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      SERVICE   CLASS SHARES
                                                                                                         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering price)                5.75%(2)       None            None               None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering
or sale price, whichever
is less)                                       None(3)        5.00%(4)        1.00%(5)           None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                      2.00%          2.00%           2.00%              2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                               0.25%          1.00%           1.00%              0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI World Financials Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ____% at its lowest to ____% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____% and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisor (the "Adviser") have entered into a written contract limiting operating expenses to ____% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to ____% for Class A shares, ____% for Class R shares and ____% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


6 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                                               SECTOR SERIES | 7

SECTION 1 NATIONWIDE GLOBAL HEALTH SCIENCES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
A HEALTH SCIENCES COMPANY is one that focuses on maintaining or improving one's quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to health sciences. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     biotechnology;

o     health care;

o     medical services and devices;

o     medical supplies and

o     pharmaceuticals.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above-average per share earnings growth;

o     evidence of positive fundamental change;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     strong management and

o general operating characteristics that enable the company to compete successfully.

The Fund may invest in health sciences companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.


The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs (GS) Healthcare Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.


8 | SECTOR SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001      2002     2003     2004     2005     2006     2007
-----------------------------------------------------------
1.10%    -19.58%   36.77%   8.19%    7.67%    2.41%    __%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 29,
                                              1 YEAR     5 YEARS          2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
   and Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(4)
--------------------------------------------------------------------------------
GS Healthcare Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (September 20, 2002) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The GS Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health care sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                               SECTOR SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      SERVICE   CLASS SHARES
                                                                                                         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering price)               5.75%(2)        None            None               None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering
or sale price, whichever
is less)                                      None(3)         5.00%(4)        1.00%(5)           None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                              0.25%           1.00%           1.00%              0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(9)
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Indirect Underlying Fund)
Annual Operating Expenses(10)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A Shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10%. Depending on the Fund's performance relative to its benchmark, the GS Healthcare Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ____% at its lowest to ____% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____%, ____%, and ____%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any such reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to ____% for Class A, ____% for Class R and ____% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


(10) Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.

10 | SECTOR SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                      1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                              SECTOR SERIES | 11

SECTION 1 NATIONWIDE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth

--------------------------------------------------------------------------------
NATURAL RESOURCES - materials with economic value that are derived from natural origins, such as energy sources, precious metals (E.G., gold, platinum), non-precious metals (E.G., aluminum, copper), chemicals and other basic commodities.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies of any size (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to activities in natural resources industries. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:

o     participate in the discovery and development of natural resources;

o     own or produce natural resources;

o engage in the transportation, distribution, or processing of natural resources;

o contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control and

o provide related services such as mining, drilling, chemicals and related parts and equipment.

The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     agricultural products;

o     alternative energy sources;

o     base metal production;

o     building materials;

o     chemicals;

o     coal;

o     energy services and technology;

o     environmental services;

o     ferrous and nonferrous metals;

o     forest products;

o     gold and other precious metals;

o     integrated oil;

o     steel and iron ore production;

o     oil and gas exploration and production;

o     paper products and


o     real estate.


The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.

The Fund may invest in natural resources companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio managers maintain a strong selling discipline by:

o reviewing securities for potential sale if the price reaches a predetermined level,

o     evaluating a security within the context of applicable historic trends and

o     focusing on both economic and specific news about the security.


In pursuing its investment objective, the Fund also may invest in COMMODITY-LINKED DERIVATIVES. The value of a commodity-linked derivative typically is based on the price movements of the physical commodities to which it is linked or to a commodity index that measures the value of commodities or the commodities markets.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


12 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE
(CONT.)

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Goldman Sachs (GS) Natural Resources Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                              SECTOR SERIES | 13

SECTION 1 NATIONWIDE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE
(CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2005              2006             2007
-----------------------------------------
65.48%            20.29%            ____%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                                       1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares -Before Taxes
--------------------------------------------------------------------------------
Class A shares -After Taxes on Distributions
--------------------------------------------------------------------------------
Class A shares -After Taxes on Distributions
and Sales of Shares
--------------------------------------------------------------------------------
Class B shares -Before Taxes
--------------------------------------------------------------------------------
Class C shares -Before Taxes
--------------------------------------------------------------------------------
Class R shares -Before Taxes
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes
--------------------------------------------------------------------------------
GS Natural Resources Index(2)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The GS Natural Resources Index is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

14 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE
(CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                                      SERVICE   CLASS SHARES
                                                                                                        CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)                 5.75%(2)        None            None               None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)         5.00%(4)        1.00%(5)           None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                                 2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                        0.25%           1.00%            1.00%             0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Natural Resources Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from ____ % at its lowest to ____ % at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____ %, ____ %, and ____ %, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____ % for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to ____ % for Class A, ____ % for Class R and ____ % for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                              SECTOR SERIES | 15

SECTION 1 NATIONWIDE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE
(CONT.)

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

16 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Technology is the use of science to create new products and services. A TECHNOLOGY or COMMUNICATIONS company is one, for example, that develops, produces or distributes products or services related to computers, semiconductors, electronics, communications, health care or biotechnology.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to technology or communications. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     technology or communications hardware and equipment;

o     information technology;

o     software;

o     technology or communications consulting services;

o     consumer electronics;

o     defense technology and

o     broadcasting.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above-average per share earnings growth;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     development of new technologies;

o     efficient service and strong management;

o     pricing flexibility and

o general operating characteristics that enable the company to compete successfully.

The Fund may invest in technology and communications companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.


The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs Technology Composite Index(R) (GSTI(R)), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.


                                                              SECTOR SERIES | 17

SECTION 1 NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

2001     2002    2003    2004     2005     2006    2007
----------------------------------------------------------
-41.94%  -43.57%  51.20%   3.97%  -0.51%   11.09%  ____%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____ - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax returns depend on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                                                      (JUNE 30,
                                             1 YEAR   5 YEARS              2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3,2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index (GSTI)(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.


(5) The GSTI is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

18 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM    CLASS A SHARES   CLASS B SHARES  CLASS C SHARES  CLASS R SHARES INSTITUTIONAL  INSTITUTIONAL
YOUR INVESTMENT)(1)                                                                                           SERVICE   CLASS SHARES
                                                                                                         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)         None            None               None          None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                     None(3)          5.00%(4)        1.00%(5)           None          None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                                 2.00%            2.00%           2.00%              2.00%         2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%            1.00%           1.00%              0.50%         None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)(9)
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds:Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Technology Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.78% at its lowest to 0.98% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____ %, ____ %, and ____ %, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____ % for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____ % for Class A, ____ % for Class R and ____ % for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


                                                              SECTOR SERIES | 19

SECTION 1 NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

20 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL UTILITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A UTILITY COMPANY is one that is primarily involved in, or related to, the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to utilities. Although utility companies traditionally have paid above-average dividends, the Fund instead will invest a portion of its assets in securities that emphasize capital appreciation over dividends in order to produce an overall portfolio that generally combines elements of both VALUE and GROWTH styles.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups within this sector:

o     energy sources;

o     utility maintenance services;

o     providers of utility infrastructure;

o     cable television;

o     radio;

o     telecommunications services;

o     transportation services and

o     water and sanitary services.

The portfolio manager aims to provide strong performance by investing in companies that the portfolio manager believes

o     have the potential to deliver unexpected earnings and

o     whose prospects for earnings have been underestimated by the market.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and of its utility sector. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing the portfolio manager's own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund may invest in utility companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth. The Fund also may use DERIVATIVES either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks are enhanced in emerging market countries.


NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in utilities and utility-related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency


                                                              SECTOR SERIES | 21
values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Fund's benchmark indices, or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2002     2003     2004     2005     2006    2007
--------------------------------------------------
-25.19%  25.57%   29.73%    6.45%   36.60%   ____%


BEST QUARTER: _____% - _____ QTR. OF 200_
WORST QUARTER: _____% - _____ QTR. OF 200_


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                         SINCE
                                                                     INCEPTION
                                                                     (DEC. 18,
                                                 1 YEAR   5 YEARS        2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)
--------------------------------------------------------------------------------
MSCI World Telecommunications
Services Index(5)
--------------------------------------------------------------------------------
MSCI World Utilities Index(5)
--------------------------------------------------------------------------------
Global Utilities Composite Index(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Morgan Stanley Capital International (MSCI) World Telecommunications Services Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index. Neither Index pays sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.


22 | SECTOR SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  INSTITUTIONAL  INSTITUTIONAL
YOUR INVESTMENT)(1)                                                                                           SERVICE   CLASS SHARES
                                                                                                         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)        None            None               None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions (as a
percentage of offering or sale
price,whichever is less)                      None(3)         5.00%(4)        1.00%(5)           None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                                 2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%           1.00%           1.00%              0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the Global Utilities Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.60% at its lowest to 0.80% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were ____ %, ____ %, and ____ %, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written agreement limiting operating expenses to ____ % for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to ____ % for Class A, ____ % for Class R and ____ % for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


                                                              SECTOR SERIES | 23

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R shares
--------------------------------------------------------------------------------
Institutional Service Class shares
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


24 | SECTOR SERIES

SECTION 2 FUND DETAILS


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

                                                              SECTOR SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS - In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

COMMODITY-LINKED DERIVATIVES - allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

26 | SECTOR SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS ("GGP"): is subadviser to the Nationwide Global Utilities Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN"): is subadviser to the Nationwide Global Financial Serves Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund and Nationwide Global Technology and Communications Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which covers the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays NFA a base management fee, which is based on each Fund's average daily net assets. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. NFA pays each subadviser from the management fee it receives.


PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser, where applicable) for outperforming or underperforming, respectively, each Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Nationwide Global Financial             MSCI World Financials Index
   Services Fund
--------------------------------------------------------------------------------
Nationwide Global Health Sciences       GS Healthcare Index
   Fund
--------------------------------------------------------------------------------
Nationwide Global Natural Resources     GS Natural Resources Index
   Fund
--------------------------------------------------------------------------------
Nationwide Global Technology and        GS Technology Composite Index
   Communications Fund
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund        60% MSCI World Telecommunications
                                        Services Index/ 40% MSCI World
                                        Utilities Index
--------------------------------------------------------------------------------

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

                                                              SECTOR SERIES | 27

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to each Fund's subadviser.


--------------------------------------------------------------
OUT OR UNDERPERFORMANCE                 CHANGE IN FEES
--------------------------------------------------------------
+/- 1 percentage point                    +/- 0.02%
--------------------------------------------------------------
+/- 2 percentage points                   +/- 0.04%
--------------------------------------------------------------
+/- 3 percentage points                   +/- 0.06%
--------------------------------------------------------------
+/- 4 percentage points                   +/- 0.08%
--------------------------------------------------------------
+/- 5 percentage points                   +/- 0.10%
--------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.


Under these performance fee arrangements, NFA (and the subadvisers) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                       MINIMUM FEE   BASE FEE   MAXIMUM FEE
-----------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND
-----------------------------------------------------------------------------------------------------
On assets up to $500 million                                        0.80%        0.90%       1.00%
-----------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion                          0.75%        0.85%       0.95%
-----------------------------------------------------------------------------------------------------
On assets of $2 billion and more                                    0.70%        0.80%       0.90%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL HEALTH SCIENCES FUND
-----------------------------------------------------------------------------------------------------
On assets up to $500 million                                        0.80%        0.90%       1.00%
-----------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion                          0.75%        0.85%       0.95%
-----------------------------------------------------------------------------------------------------
On assets of $2 billion and more                                    0.70%        0.80%       0.90%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL NATURAL RESOURCES FUND
-----------------------------------------------------------------------------------------------------
On assets up to $500 million                                        0.60%        0.70%       0.80%
-----------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion                          0.55%        0.65%       0.75%
-----------------------------------------------------------------------------------------------------
On assets of $2 billion and more                                    0.50%        0.60%       0.70%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL TECHNOLOGY AND
   COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------
On assets up to $500 million                                        0.78%        0.88%       0.98%
-----------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion                          0.73%        0.83%       0.93%
-----------------------------------------------------------------------------------------------------
On assets of $2 billion and more                                    0.68%        0.78%       0.88%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND
-----------------------------------------------------------------------------------------------------
On assets up to $500 million                                        0.60%        0.70%       0.80%
-----------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion                          0.55%        0.65%       0.75%
-----------------------------------------------------------------------------------------------------
On assets of $2 billion and more                                    0.50%        0.60%       0.70%
-----------------------------------------------------------------------------------------------------

28 | SECTOR SERIES

--------------------------------------------------------------------------------


ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

--------------------------------------------------------------------------------
                                                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund
--------------------------------------------------------------------------------
Nationwide Global Technology and Communications Fund
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

NATIONWIDE GLOBAL FINANCIAL SERVICES FUND

Douglas Burtnick, CFA, portfolio manager, and Stuart Quint, CFA, equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since November 3, 2003.


Douglas Burtnik joined Aberdeen in October 2007. Prior to that, Mr. Burtnik was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnik served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager. He currently also manages or co-manages the Nationwide Global Health Sciences Fund, the Nationwide Growth Fund, the Nationwide U.S. Growth Leaders Fund, the Nationwide U.S. Growth Leaders Long-Short Fund, the Nationwide NVIT Global Financial Services Fund, the Nationwide NVIT Global Health Sciences Fund, the Nationwide NVIT Growth Fund and the Nationwide NVIT U.S. Growth Leaders Fund.

Stuart Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Mr. Quint joined Aberdeen in October 2007. Prior to that, Mr. Quint was a portfolio manager employed by NFA since September 2003. Before joining NFA in September 2003, Mr. Quint was with the Libra Fund, a Swedish hedge fund based in New York from August 2002 to September 2003 where he had a specialized focus in financial and energy stocks. He has spent fourteen years in investment management, and prior to joining the Libra Fund held senior level equity positions with Friends Ivory Sime, Montgomery Asset Management and Sanford Bernstein. Mr. Quint holds a B.S. degree in Economics from the Wharton School at the University of Pennsylvania (cum laude) along with a B.A. in Russian Civilization, and is also a CFA.


NATIONWIDE GLOBAL HEALTH SCIENCES FUND

Douglas Burtnick, CFA, portfolio manager, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

See Mr. Burtnick's description under "Portfolio Management--Nationwide Global Financial Services Fund."

NATIONWIDE GLOBAL NATURAL RESOURCES FUND

William Gerlach, CFA, senior portfolio manager, and Jason Kotik, CFA, assistant portfolio manager and senior equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since June 29, 2004.


William Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles. He currently also manages or co-manages the Nationwide Small Cap Fund, the Nationwide Small Cap Leaders Fund, the Nationwide Small Cap Value Fund and a portion of each of the Nationwide Multi Manager NVIT Small Company Fund and the Nationwide Multi Manager NVIT Small Cap Value Fund.

Mr. Kotik joined Aberdeen in October 2007. Prior to that, Mr. Kotick was a portfolio manager employed by NFA since November 2000 and was also a member of the Large Cap Growth and Multi-Cap team. He provides fundamental research coverage for the industrials, materials and utilities sectors. Mr. Kotik is a graduate of the University of Delaware, and has earned an MBA from Johns Hopkins University.


                                                              SECTOR SERIES | 29

NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND


Robert V. Tango, Jr. is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Tango joined Aberdeen in October 2007. Prior to that, Mr. Tango was a portfolio manager employed by NFA since May 2006. Before joining NFA, he was a Consultant/Equity Analyst with SIDUS Investment Management from December 2005 to May 2006. From July 2004 to October 2005, Mr. Tango was Vice President, Equity Research at Lazard Capital Markets, LLC and from July 2000 to May 2004 he was a Senior Research Analyst, Equity Research at William Blair & Company, LLC. He has 13 years of industry experience.


NATIONWIDE GLOBAL UTILITIES FUND

Ben Walker, CFA, senior portfolio manager, Global Equities, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Walker joined GGP in 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. He currently also manages or co-manages the Nationwide International Growth Fund, the Nationwide NVIT Global Utilities Fund and the Nationwide NVIT International Growth Fund.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Nationwide Global Utilities Fund is subadvised by GGP, while each of the Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund and Nationwide Global Technology and Communications Fund is managed directly by the Adviser. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to any subadvised Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


30 | SECTOR SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES          POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge       A front-end sales charge means that a
up to 5.75%                     portion of your initial investment goes
                                toward the sales charge and is not
                                invested.

Contingent deferred          Reduction and waivers of sales charges may
sales charge (CDSC)(1)          be available.

Annual service and/or        Total annual operating expenses are lower
12b-1 fee of 0.25%              than Class B and Class C expenses, which
Administrative services         means higher dividends and/or net asset
fee up to 0.25%                 value ("NAV") per share.

                             No conversion feature.

                             No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%             No front-end sales charge means your full
                                investment immediately goes toward buying
                                shares.

                             No reduction of CDSC, but waivers may be
                                available.

                             The CDSC declines 1% in most years to zero
                                after six years.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means lower
No administrative               dividends and/or NAV per share.
services fee
                             Automatic conversion to Class A shares
                                after seven years, which means lower
                                annual expenses in the future.

                             Maximum investment amount of $100,000.
                                Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                No front-end sales charge means your full
                                investment immediately goes toward buying
                                shares.

                             No reduction of CDSC, but waivers may be
                                available.

                             The CDSC declines to zero after one year.

Annual service and/or        Total annual operating expenses are higher
12b-1 fee of 1.00%              than Class A expenses, which means lower
No administrative               dividends and/or NAV per share.
services fee
                             No conversion feature.

                             Maximum investment amount of $1,000,000(2).
                                Larger investments may be rejected.
--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)  This limit was calculated based on a one-year holding period.


                                                              SECTOR SERIES | 31

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                        SALES CHARGE AS A PERCENTAGE OF
--------------------------------------------------------------------------------
                                                                          DEALER
                                                   NET AMOUNT      COMMISSION AS
AMOUNT OF                        OFFERING            INVESTED      PERCENTAGE OF
PURCHASE                            PRICE      (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None              None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

32 | SECTOR SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                      $1 MILLION           $4 MILLION      $25 MILLION
PURCHASE                    TO $3,999,999       TO $24,999,999          OR MORE
--------------------------------------------------------------------------------
If sold within                  18 months            18 months        18 months
--------------------------------------------------------------------------------
Amount of CDSC                       1.00%                0.50%            0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

                                                              SECTOR SERIES | 33

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN        1 YEAR   2 YEARS  3 YEARS  4 YEARS  5 YEARS   6 YEAR  OR MORE
--------------------------------------------------------------------------------
Sales charge            5%        4%       3%       3%      2%       1%      0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------
CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

34 | SECTOR SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                 AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares        0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares        0.50% (0.25% of which may be either
                      a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

                                                              SECTOR SERIES | 35

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205,
Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road,
Columbus, Ohio 43219.


BY FAX 614-428-3278.


36 | SECTOR SERIES

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES

BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The          expense that results from executing such instructions. The
Funds may revoke telephone privileges at any time, without          Funds may revoke telephone privileges at any time, without
notice to shareholders.                                             notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line                 Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization         redemption directly to your account at a commercial bank. A
will be in effect unless you give the Funds written notice of       voided check must be attached to your application. (The
its termination.)                                                   authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)

o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should         their administrators wishing to conduct transactions should
call our toll-free number. Eligible entities or individuals         call our toll-free number. Eligible entities or individuals
wishing to conduct transactions in Institutional Service Class      wishing to conduct transactions in Institutional Service Class
or Institutional Class shares should call our toll-free number.     or Institutional Class shares should call our toll-free number.


                                                              SECTOR SERIES | 37

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

38 | SECTOR SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES

To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
   Accumulation Plan                                          $1,000 (per Fund)
Additional investments
   (Automatic Asset Accumulation Plan)                                      $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

                                                              SECTOR SERIES | 39

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

40 | SECTOR SERIES

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                              SECTOR SERIES | 41

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.


Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------

42 | SECTOR SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund                 2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund           2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                              SECTOR SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gains distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

44 | SECTOR SERIES

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                              SECTOR SERIES | 45

SECTION 6 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by _____________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING



------------------------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET         NET   UNREALIZED
                                        VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                     BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                                     OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $    8.92        0.07         2.83        2.90      (0.02)       --          (0.02)          --
Year Ended October 31, 2004          $   11.80        0.12         1.77        1.89      (0.09)    (1.11)         (1.20)          --
Year Ended October 31, 2005          $   12.49        0.11         1.72        1.83      (0.11)    (0.80)         (0.91)          --
Year Ended October 31, 2006          $   13.41        0.16         2.92        3.08      (0.20)    (0.62)         (0.82)        0.01
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $    8.87        0.01         2.79        2.80         --        --             --           --
Year Ended October 31, 2004          $   11.67        0.02         1.75        1.77      (0.03)    (1.11)         (1.14)          --
Year Ended October 31, 2005          $   12.30        0.04         1.68        1.72      (0.05)    (0.80)         (0.85)          --
Year Ended October 31, 2006          $   13.17        0.05         2.87        2.92      (0.11)    (0.62)         (0.73)        0.01
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $    8.87        0.01         2.79        2.80         --        --             --           --
Year Ended October 31, 2004          $   11.67        0.02         1.75        1.77      (0.03)    (1.11)         (1.14)          --
Year Ended October 31, 2005          $   12.30        0.03         1.68        1.71      (0.05)    (0.80)         (0.85)          --
Year Ended October 31, 2006          $   13.16        0.06         2.86        2.92      (0.11)    (0.62)         (0.73)        0.01
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)    $   11.47        0.04         0.86        0.90      (0.06)       --          (0.06)          --
Year Ended October 31, 2005          $   12.31        0.12         1.67        1.79      (0.11)    (0.80)         (0.91)          --
Year Ended October 31, 2006          $   13.19        0.14         2.86        3.00      (0.18)    (0.62)         (0.80)        0.01
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                               RATIO OF     INVESTMENT
                                                                              RATIO OF NET     EXPENSES  INCOME (LOSS)
                                                                                INVESTMENT    (PRIOR TO      (PRIOR TO
                                                     NET ASSETS     RATIO OF        INCOME   REIMBURSE-     REIMBURSE-
                              NET ASSET                  AT END  EXPENSES TO     (LOSS) TO    MENTS) TO      MENTS) TO
                             VALUE, END       TOTAL   OF PERIOD  AVERAGE NET       AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                              OF PERIOD  RETURN (a)      (000S)       ASSETS    NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $    11.80   32.59%     $    1,228     1.65%         0.81%        2.78%        (0.33%)          256.82%
Year Ended October 31, 2004  $    12.49   17.01%     $    2,457     1.65%         1.06%        2.41%         0.31%           129.61%
Year Ended October 31, 2005  $    13.41   14.91%     $    4,546     1.66%         1.00%        2.00%         0.66%           213.88%
Year Ended October 31, 2006  $    15.68   23.87%     $   21,752     1.52%         1.01%        1.53%         1.01%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $    11.67   31.60%     $      906     2.40%         0.08%        3.67%        (1.20%)          256.82%
Year Ended October 31, 2004  $    12.30   16.15%     $    1,072     2.40%         0.20%        3.14%        (0.54%)          129.61%
Year Ended October 31, 2005  $    13.17   14.02%     $    1,243     2.40%         0.28%        2.80%        (0.12%)          213.88%
Year Ended October 31, 2006  $    15.37   22.98%     $    2,993     2.25%         0.33%        2.25%         0.33%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $    11.67   31.60%     $      883     2.40%         0.08%        3.68%        (1.20%)          256.82%
Year Ended October 31, 2004  $    12.30   16.16%     $    1,088     2.40%         0.20%        3.15%        (0.55%)          129.61%
Year Ended October 31, 2005  $    13.16   13.94%     $    1,590     2.40%         0.30%        2.77%        (0.08%)          213.88%
Year Ended October 31, 2006  $    15.36   23.03%     $    5,514     2.24%         0.37%        2.24%         0.36%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (f)                  $    12.31    7.89%(d)  $        1     1.98%(e)      0.46%(e)     2.74%(e)     (0.30%)(e)       129.61%
Year Ended October 31, 2005  $    13.19   14.82%     $        1     1.71%         0.96%        2.27%         0.41%           213.88%
Year Ended October 31, 2006  $    15.40   23.59%     $       79     1.78%         1.00%        1.78%         1.00%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


46 | SECTOR SERIES

SECTION 6 NATIONWIDE FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003         $    8.94        0.11         2.83        2.94      (0.03)       --          (0.03)          --
Year Ended October 31, 2004         $   11.85        0.15         1.78        1.93      (0.12)    (1.11)         (1.23)          --
Year Ended October 31, 2005         $   12.55        0.16         1.72        1.88      (0.15)    (0.80)         (0.95)          --
Year Ended October 31, 2006         $   13.48        0.19         2.94        3.13      (0.23)    (0.62)         (0.85)        0.01
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)   $   12.22        0.02         0.34        0.36      (0.03)       --          (0.03)          --
Year Ended October 31, 2005         $   12.55        0.12         1.76        1.88      (0.15)    (0.80)         (0.95)          --
Year Ended October 31, 2006         $   13.48        0.19         2.94        3.13      (0.23)    (0.62)         (0.85)        0.01
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                               RATIO OF     INVESTMENT
                                                                              RATIO OF NET     EXPENSES  INCOME (LOSS)
                                                                                INVESTMENT    (PRIOR TO      (PRIOR TO
                                                     NET ASSETS     RATIO OF        INCOME   REIMBURSE-     REIMBURSE-
                              NET ASSET                  AT END  EXPENSES TO     (LOSS) TO    MENTS) TO      MENTS) TO
                             VALUE, END       TOTAL   OF PERIOD  AVERAGE NET       AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                              OF PERIOD  RETURN (a)      (000S)       ASSETS    NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
   CLASS SHARES
Year Ended October 31, 2003   $   11.85   32.95%     $      892     1.40%         1.08%        2.68%        (0.20%)          256.82%
Year Ended October 31, 2004   $   12.55   17.25%     $    1,046     1.40%         1.20%        2.14%         0.46%           129.61%
Year Ended October 31, 2005   $   13.48   15.20%     $    1,205     1.40%         1.27%        1.79%         0.88%           213.88%
Year Ended October 31, 2006   $   15.77   24.19%     $    1,496     1.27%         1.32%        1.27%         1.31%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (g)                   $   12.55    2.96%(d)  $      674     1.40%(e)      0.53%(e)     2.30%(e)     (0.37%)(e)       129.61%
Year Ended October 31, 2005   $   13.48   15.20%     $    6,219     1.40%         1.22%        1.62%         1.00%           213.88%
Year Ended October 31, 2006   $   15.77   24.19%     $   19,768     1.24%         1.31%        1.25%         1.31%           195.16%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


                                                              SECTOR SERIES | 47

SECTION 6 NATIONWIDE GLOBAL HEALTH SCIENCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES              DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM       NET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  REALIZED          TOTAL
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES     GAINS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $    8.30      (0.05)        1.99       1.94         --             --
Year Ended October 31, 2004         $   10.24      (0.06)        0.70       0.64      (0.84)         (0.84)
Year Ended October 31, 2005         $   10.04      (0.06)        1.71       1.65      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.63      (0.03)        0.65       0.62      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $    8.21      (0.13)        1.98       1.85         --             --
Year Ended October 31, 2004         $   10.06      (0.13)        0.69       0.56      (0.84)         (0.84)
Year Ended October 31, 2005         $    9.78      (0.13)        1.67       1.54      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.26      (0.09)        0.61       0.52      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $    8.21      (0.12)        1.98       1.86         --             --
Year Ended October 31, 2004         $   10.07      (0.04)        0.59       0.55      (0.84)         (0.84)
Year Ended October 31, 2005         $    9.78      (0.12)        1.66       1.54      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.26      (0.10)        0.63       0.53      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)   $   10.04      (0.09)       (0.14)     (0.23)        --             --
Year Ended October 31, 2005         $    9.81      (0.06)        1.68       1.62      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.37      (0.03)        0.63       0.60      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003         $    8.35      (0.04)        2.01       1.97         --             --
Year Ended October 31, 2004         $   10.32      (0.06)        0.71       0.65      (0.84)         (0.84)
Year Ended October 31, 2005         $   10.13      (0.05)        1.74       1.69      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.76      (0.04)        0.69       0.65      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)   $   10.92      (0.01)       (0.77)     (0.78)        --             --
Year Ended October 31, 2005         $   10.14      (0.03)        1.74       1.71      (0.06)         (0.06)
Year Ended October 31, 2006         $   11.79       0.01         0.66       0.67      (1.10)         (1.10)
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                               RATIO OF     INVESTMENT
                                                                              RATIO OF NET     EXPENSES  INCOME (LOSS)
                                                                                INVESTMENT    (PRIOR TO      (PRIOR TO
                                                     NET ASSETS     RATIO OF        INCOME   REIMBURSE-     REIMBURSE-
                              NET ASSET               AT END OF  EXPENSES TO     (LOSS) TO    MENTS) TO      MENTS) TO
                             VALUE, END       TOTAL      PERIOD  AVERAGE NET       AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                              OF PERIOD  RETURN (a)      (000S)       ASSETS    NET ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $    10.24   23.37%      $   4,087     1.57%       (0.75%)        2.29%        (1.47%)          570.16%
Year Ended October 31, 2004  $    10.04    6.26%      $   6,144     1.59%       (0.67%)        1.90%        (0.98%)          388.52%
Year Ended October 31, 2005  $    11.63   16.47%      $  11,131     1.64%       (0.66%)        1.72%        (0.74%)          401.37%
Year Ended October 31, 2006  $    11.15    5.52%      $  10,636     1.57%       (0.24%)        1.58%        (0.25%)          268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $    10.06   22.53%      $     899     2.25%       (1.41%)        3.06%        (2.22%)          570.16%
Year Ended October 31, 2004  $     9.78    5.52%      $   1,076     2.25%       (1.32%)        2.56%        (1.63%)          388.52%
Year Ended October 31, 2005  $    11.26   15.78%      $   1,302     2.29%       (1.27%)        2.39%        (1.37%)          401.37%
Year Ended October 31, 2006  $    10.68    4.75%      $   1,458     2.23%       (0.90%)        2.24%        (0.90%)          268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $    10.07   22.66%      $     130     2.25%       (1.45%)        2.96%        (2.16%)          570.16%
Year Ended October 31, 2004  $     9.78    5.52%      $   2,092     2.25%       (1.44%)        2.57%        (1.76%)          388.52%
Year Ended October 31, 2005  $    11.26   15.66%      $   3,899     2.30%       (1.30%)        2.37%        (1.37%)          401.37%
Year Ended October 31, 2006  $    10.69    4.84%      $   3,788     2.23%       (0.90%)        2.24%        (0.91%)          268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (f)                  $     9.81   (2.29%)(d) $        1     1.88%(e)    (1.03%)(e)     2.22%(e)     (1.37%)(e)       388.52%
Year Ended October 31, 2005  $    11.37   16.55%     $        1     1.60%       (0.59%)        1.67%        (0.65%)          401.37%
Year Ended October 31, 2006  $    10.87    5.46%     $        1     1.63%       (0.29%)        1.64%        (0.30%)          268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003  $    10.32   23.59%     $    3,746     1.42%       (0.61%)        2.12%        (1.31%)          570.16%
Year Ended October 31, 2004  $    10.13    6.30%     $    4,979     1.46%       (0.54%)        1.76%        (0.84%)          388.52%
Year Ended October 31, 2005  $    11.76   16.72%     $    5,828     1.50%       (0.47%)        1.59%        (0.57%)          401.37%
Year Ended October 31, 2006  $    11.31    5.73%     $    1,130     1.39%       (0.15%)        1.40%        (0.16%)          268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (g)                  $    10.14   (7.14%)(d) $      404     1.25%(e)    (0.25%)(e)     1.54%(e)     (0.54%)(e)       388.52%
Year Ended October 31, 2005  $    11.79   16.90%     $    3,776     1.29%       (0.35%)        1.34%        (0.41%)          401.37%
Year Ended October 31, 2006  $    11.36    5.90%     $   12,468     1.23%        0.10%         1.24%         0.10%           268.38%
Year Ended October 31, 2007
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


48 | SECTOR SERIES

SECTION 6 NATIONWIDE GLOBAL NATURAL RESOURCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                    NET ASSET         NET   UNREALIZED
                                       VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                                    BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                                    OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)   $   10.00       --            1.25        1.25      (0.02)      --           (0.02)          --
Year Ended October 31, 2005         $   11.23       --(g)         7.14        7.14      (0.01)   (0.40)          (0.41)        0.01
Year Ended October 31, 2006         $   17.97    (0.02)           3.90        3.88         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)   $   10.00    (0.03)           1.24        1.21         --       --              --           --
Year Ended October 31, 2005         $   11.21    (0.04)           7.04        7.00         --    (0.40)          (0.40)        0.01
Year Ended October 31, 2006         $   17.82    (0.14)           3.83        3.69         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)   $   10.00    (0.02)           1.23        1.21         --       --              --           --
Year Ended October 31, 2005         $   11.21    (0.04)           7.05        7.01         --    (0.40)          (0.40)        0.01
Year Ended October 31, 2006         $   17.83    (0.16)           3.85        3.69         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)   $   10.00    (0.02)           1.24        1.22         --       --(g)           --           --
Year Ended October 31, 2005         $   11.22        -(g)         7.08        7.08         --    (0.40)          (0.40)        0.01
Year Ended October 31, 2006         $   17.91    (0.04)           3.86        3.82         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00     0.02            1.23        1.25      (0.02)      --           (0.02)          --
Year Ended October 31, 2005         $   11.23     0.01            7.15        7.16      (0.01)   (0.40)          (0.41)        0.01
Year Ended October 31, 2006         $   17.99     0.03            3.91        3.94         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)   $   10.00     0.01            1.25        1.26      (0.02)      --           (0.02)          --
Year Ended October 31, 2005         $   11.24     0.03            7.15        7.18      (0.02)   (0.40)          (0.42)        0.01
Year Ended October 31, 2006         $   18.01     0.03            3.91        3.94         --    (1.56)          (1.56)        0.02
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                    RATIO     RATIO OF     INVESTMENT
                                                                                   OF NET     EXPENSES  INCOME (LOSS)
                                                                               INVESTMENT    (PRIOR TO      (PRIOR TO
                                                       NET ASSETS    RATIO OF      INCOME   REIMBURSE-     REIMBURSE-
                                NET ASSET               AT END OF    EXPENSES   (LOSS) TO    MENTS) TO      MENTS) TO
                               VALUE, END       TOTAL      PERIOD  TO AVERAGE     AVERAGE  AVERAGE NET    AVERAGE NET     PORTFOLIO
                                OF PERIOD  RETURN (a)      (000S)  NET ASSETS  NET ASSETS  ASSETS (b)      ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31,
   2004 (d)                    $    11.23   12.58%(e)  $      107    1.58%(f)  (1.05%)(f)     4.11%(f)     (3.59%)(f)        48.29%
Year Ended October 31, 2005    $    17.97   65.51%     $   10,915    1.47%     (0.13%)        1.59%        (0.25%)          313.92%
Year Ended October 31, 2006    $    20.31   22.87%     $   20,324    1.38%     (0.07%)        1.38%        (0.07%)          228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31,
   2004 (d)                    $    11.21   12.10%(e)  $        1    2.30%(f)  (0.88%)(f)     4.44%(f)     (3.02%)(f)        48.29%
Year Ended October 31, 2005    $    17.82   64.49%     $      648    2.20%     (0.83%)        2.54%        (1.18%)          313.92%
Year Ended October 31, 2006    $    19.97   21.94%     $    1,862    2.12%     (0.84%)        2.13%        (0.85%)          228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31,
   2004 (d)                    $    11.21   12.20%(e)  $        6    2.30%(f)  (1.29%)(f)     4.77%(f)     (3.76%)(f)        48.29%
Year Ended October 31, 2005    $    17.83   64.42%     $    4,938    2.20%     (0.87%)        2.27%        (0.94%)          313.92%
Year Ended October 31, 2006    $    19.98   21.92%     $   10,302    2.12%     (0.81%)        2.12%        (0.82%)          228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (d)                    $    11.22   12.22%(e)  $        1    1.94%(f)  (0.53%)(f)     3.91%(f)     (2.51%)(f)        48.29%
Year Ended October 31, 2005    $    17.91   65.15%     $       23    1.73%     (0.14%)        1.94%        (0.36%)          313.92%
Year Ended October 31, 2006    $    20.19   22.59%     $      249    1.75%     (0.43%)        1.77%        (0.45%)          228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Period Ended October 31,
   2004 (d)                    $    11.23   12.50%(e)  $        1    1.39%(f)    0.17%(f)     3.56%(f)     (2.00%)(f)        48.29%
Year Ended October 31, 2005    $    17.99   65.89%     $      170    1.22%       0.03%        0.80%         0.45%           313.92%
Year Ended October 31, 2006    $    20.39   23.20%     $      537    1.12%       0.13%        1.13%         0.16%           228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (d)                    $    11.24   12.60%(e)  $    3,377    1.30%(f)    0.27%(f)     3.32%(f)     (1.74%)(f)        48.29%
Year Ended October 31, 2005    $    18.01   66.02%     $    8,078    1.23%       0.25%        1.95%        (0.48%)          313.92%
Year Ended October 31, 2006    $    20.41   23.17%     $   15,731    1.11%       0.16%        1.13%         0.13%           228.18%
Year Ended October 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.

                                                              SECTOR SERIES | 49

SECTION 6 NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------------
                                                                          NET
                                                                 REALIZED AND
                                        NET ASSET          NET     UNREALIZED
                                           VALUE,   INVESTMENT          GAINS   TOTAL FROM    NET ASSET
                                        BEGINNING       INCOME    (LOSSES) ON   INVESTMENT   VALUE, END        TOTAL
                                        OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $    2.63       (0.04)          1.27         1.23    $     3.86   46.77%
Year Ended October 31, 2004             $    3.86       (0.06)         (0.28)       (0.34)   $     3.52   (8.81%)
Year Ended October 31, 2005             $    3.52       (0.03)          0.22         0.19    $     3.71    5.40%
Year Ended October 31, 2006             $    3.71       (0.03)          0.53         0.50    $     4.21   13.48%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $    2.58       (0.06)          1.25         1.19    $     3.77   46.12%
Year Ended October 31, 2004             $    3.77       (0.08)         (0.28)       (0.36)   $     3.41   (9.55%)
Year Ended October 31, 2005             $    3.41       (0.05)          0.21         0.16    $     3.57    4.69%
Year Ended October 31, 2006             $    3.57       (0.06)          0.51         0.45    $     4.02   12.61%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             $    2.60       (0.06)          1.25         1.19    $     3.79   45.77%
Year Ended October 31, 2004             $    3.79       (0.06)         (0.30)       (0.36)   $     3.43   (9.50%)
Year Ended October 31, 2005 (h)         $    3.43       (0.05)          0.22         0.17    $     3.60    4.96%
Year Ended October 31, 2006             $    3.60       (0.04)          0.49         0.45    $     4.05   12.50%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)       $    3.70       (0.05)         (0.23)       (0.28)   $     3.42   (7.57%)(d)
Year Ended October 31, 2005             $    3.42       (0.03)          0.21         0.18    $     3.60    5.26%
Year Ended October 31, 2006             $    3.60       (0.05)          0.52         0.47    $     4.07   13.06%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003             $    2.66       (0.04)          1.30         1.26    $     3.92   47.37%
Year Ended October 31, 2004             $    3.92       (0.06)         (0.29)       (0.35)   $     3.57   (8.93%)
Year Ended October 31, 2005             $    3.57       (0.03)          0.24         0.21    $     3.78    5.88%
Year Ended October 31, 2006 (h)         $    3.78       (0.46)          1.02         0.56    $     4.34   14.81%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)       $    3.81       (0.01)         (0.22)       (0.23)   $     3.58   (6.04%)(d)
Year Ended October 31, 2005             $    3.58       (0.02)          0.23         0.21    $     3.79    5.87%
Year Ended October 31, 2006             $    3.79       (0.02)          0.54         0.52    $     4.31   13.72%
Year Ended October 31, 2007
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO
                                                                                        RATIO OF             OF NET
                                                                  RATIO OF NET          EXPENSES         INVESTMENT
                                       NET ASSETS     RATIO OF      INVESTMENT         (PRIOR TO   INCOME (PRIOR TO
                                        AT END OF     EXPENSES   INCOME (LOSS)   REIMBURSEMENTS)    REIMBURSEMENTS)
                                           PERIOD   TO AVERAGE      TO AVERAGE    TO AVERAGE NET         TO AVERAGE      PORTFOLIO
                                           (000S)   NET ASSETS      NET ASSETS        ASSETS (b)     NET ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $    3,303     1.69%         (1.38%)             2.96%            (2.64%)         1136.72%
Year Ended October 31, 2004            $    2,991     1.71%         (1.45%)             2.02%            (1.76%)          722.91%
Year Ended October 31, 2005            $    3,071     1.72%         (0.87%)             2.23%            (1.38%)          654.64%
Year Ended October 31, 2006            $    3,797     1.66%         (1.01%)             2.03%            (1.38%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $    1,196     2.40%         (2.07%)             3.73%            (3.40%)         1136.72%
Year Ended October 31, 2004            $    1,064     2.40%         (2.14%)             2.72%            (2.46%)          722.91%
Year Ended October 31, 2005            $    1,038     2.41%         (1.55%)             2.93%            (2.07%)          654.64%
Year Ended October 31, 2006            $    1,312     2.36%         (1.72%)             2.73%            (2.09%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $       39     2.40%         (2.10%)             3.65%            (3.35%)         1136.72%
Year Ended October 31, 2004            $       79     2.40%         (2.14%)             2.73%            (2.47%)          722.91%
Year Ended October 31, 2005 (h)        $       33     2.41%         (1.51%)             3.06%            (2.16%)          654.64%
Year Ended October 31, 2006            $       79     2.33%         (1.71%)             2.73%            (2.11%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)      $        1     1.99%(e)      (1.75%)(e)          2.28%(e)         (2.04%)(e)       722.91%
Year Ended October 31, 2005            $        1     1.83%         (1.01%)             2.33%            (1.51%)          654.64%
Year Ended October 31, 2006            $        1     1.97%         (1.34%)             2.39%            (1.75%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $    5,006     1.58%         (1.29%)             2.65%            (2.36%)         1136.72%
Year Ended October 31, 2004            $    4,358     1.62%         (1.36%)             1.92%            (1.67%)          722.91%
Year Ended October 31, 2005            $    3,513     1.62%         (0.74%)             2.17%            (1.30%)          654.64%
Year Ended October 31, 2006 (h)        $        1     1.58%         (0.83%)             1.81%            (1.06%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $      231     1.40%(e)      (1.05%)(e)          1.92%(e)         (1.57%)(e)       722.91%
Year Ended October 31, 2005            $    2,344     1.40%         (0.77%)             1.68%            (1.05%)          654.64%
Year Ended October 31, 2006            $    7,708     1.33%         (0.73%)             1.74%            (1.14%)          368.77%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


50 | SECTOR SERIES

SECTION 6 NATIONWIDE GLOBAL UTILITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                            NET
                                                       REALIZED
                                                            AND
                             NET ASSET         NET   UNREALIZED
                                VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                             BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL  REDEMPTION
                             OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS        FEES
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $    7.20        0.07         1.06        1.13      (0.05)       --         (0.05)           --
Year Ended October 31, 2004  $    8.28        0.09         2.54        2.63      (0.04)       --         (0.04)           --
Year Ended October 31, 2005  $   10.87        0.19         1.69        1.88      (0.22)    (0.25)        (0.47)         0.02
Year Ended October 31, 2006  $   12.30        0.24         2.59        2.83      (0.20)    (1.94)        (2.14)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $    7.18        0.02         1.05        1.07      (0.03)       --         (0.03)           --
Year Ended October 31, 2004  $    8.22        0.04         2.50        2.54      (0.01)       --         (0.01)           --
Year Ended October 31, 2005  $   10.75        0.09         1.68        1.77      (0.14)    (0.25)        (0.39)         0.02
Year Ended October 31, 2006  $   12.15        0.16         2.54        2.70      (0.12)    (1.94)        (2.06)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $    7.18        0.02         1.05        1.07      (0.03)       --         (0.03)           --
Year Ended October 31, 2004  $    8.22        0.03         2.51        2.54      (0.02)       --         (0.02)           --
Year Ended October 31,
   2005 (h)                  $   10.74        0.15         1.62        1.77      (0.13)    (0.25)        (0.38)         0.02
Year Ended October 31, 2006  $   12.15        0.13         2.58        2.71      (0.13)    (1.94)        (2.07)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (f)                  $    9.14        0.08         1.58        1.66      (0.02)       --         (0.02)           --
Year Ended October 31, 2005  $   10.78        0.20         1.66        1.86      (0.21)    (0.25)        (0.46)         0.02
Year Ended October 31, 2006  $   12.20        0.24         2.51        2.75      (0.18)    (1.94)        (2.12)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003  $    7.21        0.09         1.06        1.15      (0.06)       --         (0.06)           --
Year Ended October 31, 2004  $    8.30        0.13         2.53        2.66      (0.05)       --         (0.05)           --
Year Ended October 31, 2005  $   10.91        0.23         1.69        1.92      (0.25)    (0.25)        (0.50)         0.02
Year Ended October 31, 2006  $   12.35        0.30         2.57        2.87      (0.23)    (1.94)        (2.17)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (g)                  $    9.75        0.03         1.15        1.18      (0.02)       --         (0.02)           --
Year Ended October 31, 2005  $   10.91        0.17         1.75        1.92      (0.25)    (0.25)        (0.50)         0.02
Year Ended October 31, 2006  $   12.35        0.27         2.60        2.87      (0.23)    (1.94)        (2.17)           --
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                   RATIO     RATIO OF     INVESTMENT
                                                                                  OF NET     EXPENSES  INCOME (LOSS)
                                                                              INVESTMENT    (PRIOR TO      (PRIOR TO
                                                     NET ASSETS    RATIO OF       INCOME   REIMBURSE-     REIMBURSE-
                              NET ASSET               AT END OF    EXPENSES    (LOSS) TO    MENTS) TO      MENTS) TO
                             VALUE, END       TOTAL      PERIOD  TO AVERAGE  AVERAGE NET  AVERAGE NET    AVERAGE NET    PORTFOLIO
                              OF PERIOD  RETURN (a)      (000S)  NET ASSETS       ASSETS   ASSETS (b)     ASSETS (b)  TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $     8.28   15.80%     $      734     1.45%       0.96%        3.06%        (0.65%)          112.34%
Year Ended October 31, 2004  $    10.87   31.81%     $    1,190     1.45%       1.14%        2.70%        (0.10%)          391.22%
Year Ended October 31, 2005  $    12.30   17.73%     $    2,377     1.47%       1.70%        2.02%         1.15%           295.27%
Year Ended October 31, 2006  $    12.99   27.56%     $    5,185     1.45%       2.32%        1.80%         1.97%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $     8.22   14.92%     $      625     2.20%       0.25%        3.89%        (1.44%)          112.34%
Year Ended October 31, 2004  $    10.75   30.86%     $      885     2.20%       0.41%        3.46%        (0.84%)          391.22%
Year Ended October 31, 2005  $    12.15   16.93%     $    1,202     2.20%       0.96%        2.76%         0.40%           295.27%
Year Ended October 31, 2006  $    12.79   26.57%     $    1,875     2.18%       1.62%        2.54%         1.27%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $     8.22   14.92%     $      623     2.20%       0.25%        3.89%        (1.44%)          112.34%
Year Ended October 31, 2004  $    10.74   30.90%     $    3,556     2.20%       0.43%        3.33%        (0.70%)          391.22%
Year Ended October 31,
   2005 (h)                  $    12.15   16.88%     $    2,435     2.20%       1.25%        2.81%         0.63%           295.27%
Year Ended October 31, 2006  $    12.79   26.60%     $    5,512     2.17%       1.30%        2.49%         0.98%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31,
   2004 (f)                  $    10.78   18.23%(d)  $       1     1.78%(e)     0.99%(e)     3.14%(e)     (0.35%)(e)       391.22%
Year Ended October 31, 2005  $    12.20   17.61%     $       1     1.51%        1.64%        2.31%         0.84%           295.27%
Year Ended October 31, 2006  $    12.83   27.11%     $       2     1.78%        2.08%        2.18%         1.68%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2003  $     8.30   16.10%     $      633    1.20%        1.25%        2.89%        (0.44%)          112.34%
Year Ended October 31, 2004  $    10.91   32.13%     $      837    1.20%        1.41%        2.46%         0.15%           391.22%
Year Ended October 31, 2005  $    12.35   18.05%     $      987    1.20%        1.97%        1.78%         1.39%           295.27%
Year Ended October 31, 2006  $    13.05   27.88%     $    1,264    1.20%        2.68%        1.55%         2.33%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31,
   2004 (g)                  $    10.91   12.15%(d)  $      250    1.20%(e)     1.02%(e)     2.19%(e)      0.03%(e)        391.22%
Year Ended October 31, 2005  $    12.35   18.05%     $    1,896    1.20%        1.85%        1.67%         1.38%           295.27%
Year Ended October 31, 2006  $    13.05   27.88%     $    6,254    1.20%        2.81%        1.50%         2.49%            83.30%
Year Ended October 31, 2007
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


                                                              SECTOR SERIES | 51

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.


If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.


FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

                             (C)2008 Nationwide Fund Group. All rights reserved.

                                                                     PR-SEC 2/08

NATIONWIDE Target Destination Funds
Fund Prospectus


February ___, 2008


Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
WWW.NATIONWIDEFUNDS.COM
--------------------------------------------------------------------------------

                                            [NATIONWIDE(R) LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

NATIONWIDE Target Destination Funds

These Funds offer diversified asset allocation portfolios that, over time, gradually grow more conservative based on a predetermined target retirement date.

TABLE OF CONTENTS

 3    SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Destination 2010 Fund
      Nationwide Destination 2015 Fund
      Nationwide Destination 2020 Fund
      Nationwide Destination 2025 Fund
      Nationwide Destination 2030 Fund
      Nationwide Destination 2035 Fund
      Nationwide Destination 2040 Fund
      Nationwide Destination 2045 Fund
      Nationwide Destination 2050 Fund
      Nationwide Retirement Income Fund

17    SECTION 2: FUND DETAILS
      Additional Information about Investments,
        Investment Strategies and Risks

18    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management

19    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      In-Kind Purchases
      Customer Identification Information
      Accounts with Low Balances
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

31    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Rebalancing Target Asset Allocations
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other
        Tax-Deferred Accounts
      Backup Withholding
      Excess Inclusion Income

33    SECTION 6: MULTI-MANAGER STRUCTURE

34    SECTION 7: FINANCIAL HIGHLIGHTS

35    APPENDIX: DESCRIPTION OF
        UNDERLYING INVESTMENTS

                                                   TARGET DESTINATION SERIES | 1

--------------------------------------------------------------------------------
NATIONWIDE Target Destination Funds

INTRODUCTION TO THE TARGET DESTINATION FUNDS

This prospectus provides information about the ten mutual funds identified below (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust" or "Nationwide Funds").

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

Each Fund is intended to:

o provide a solution for investors seeking to achieve their retirement financial objectives through a professionally developed asset allocation program.

o maximize long-term investment return through broadly diversified investment options tailored to a specific target retirement date.

Each Fund is a "fund of funds" that invests in affiliated and unaffiliated mutual funds (including exchange-traded funds) and short-term investments representing a variety of asset classes.
--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes - Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Although each Fund is currently managed by Nationwide Fund Advisors, the Funds' investment adviser ("NFA" or the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See
Section 6: Multi-Manager Structure for more information.

2 | TARGET DESTINATION SERIES

SECTION 1 NATIONWIDE TARGET DESTINATION FUNDS SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVE

Each Fund (except the Nationwide Retirement Income Fund) seeks capital appreciation and income consistent with its current asset allocation. The Nationwide Retirement Income Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation. A Fund's investment objective is non-fundamental and can be changed without shareholder approval.

PRINCIPAL STRATEGIES

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund's name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). Depending on its proximity to its target date, each Fund employs a different combination of investments among different asset classes in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund's allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

Choosing a Fund with an earlier target retirement date represents a more conservative approach, with typically greater investment in bonds and short-term investments. Choosing a Fund with a later target retirement date represents a more aggressive approach, with typically greater investment in stocks.

At a Fund's target date, the Fund will continue to become more conservative over the next 20 years. When a Fund reaches 20 years beyond its target date, the Adviser expects to recommend that the Trust's Board of Trustees approve combining such Fund with the Nationwide Retirement Income Fund, which offers investors the most conservative allocation scheme and the most income-oriented portfolio available among the Funds. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Nationwide Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination.

The asset classes in which the Funds may invest include, but are not limited to, U.S. stocks, international and emerging market stocks, real estate investment trusts ("REITs"), commodity-linked instruments, bonds (U.S., international and emerging markets) and short-term investments.

Each Fund is a "fund-of-funds" that invests in underlying portfolios of Nationwide Funds and unaffiliated mutual funds (including exchange-traded funds) (each, an "Underlying Fund" or collectively, "Underlying Funds") that collectively represent several asset classes. Many of the Underlying Funds are "index" funds that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark stock or bond index. The Funds also invest in certain non-index Underlying Funds, which also invest directly in equity, bond or other securities, but which feature a more active approach to portfolio management. You could purchase shares of most of the Underlying Funds directly. However, the Funds offer the added benefits of a professional asset allocation program at a risk level considered appropriate to each Fund's target date and an extra measure of diversification.

For each Fund, the Adviser establishes an anticipated allocation among different asset classes based on the year identified in the Fund's name. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Fund's portfolio manager reviews the allocations among the asset classes and Underlying Funds on a routine basis. The Adviser will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund's investment objective. The Funds generally assume an investor's target retirement age of 65; this age is only an approximate guide, and is not necessarily intended to reflect the specific age at which an investor should retire or start withdrawing retirement assets. Investors also should be aware that the Funds are not a complete financial solution to one's retirement needs - you should consider many factors when selecting a target retirement date, such as when to retire, what your financial needs will be, and what other sources of income you may have.

                                                   TARGET DESTINATION SERIES | 3

Listed in the tables below for each Fund are the target allocations for the different asset classes that have been established by the Adviser as of the date of this Prospectus. These asset class allocations will change over time in order to meet each Fund's objective or as economic and/or market conditions warrant. Until a stated target allocation is itself changed, day-to-day market activity will likely cause a Fund's asset allocations to fluctuate from the stated target.

Under ordinary circumstances, the Adviser will rebalance the assets of each Fund periodically in order to conform its actual allocations to those stated in the then current prospectus. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice.

------------------------------------------------------------------------------------

ASSET CLASSES                                          TARGET ASSET ALLOCATIONS

                                                   2010   2015   2020   2025   2030
                                                   FUND   FUND   FUND   FUND   FUND
------------------------------------------------------------------------------------
U.S. STOCKS

   U.S. LARGE CAP                                   25%    25%    26%    28%    30%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   STANDARD & POOR'S 500 INDEX.)
------------------------------------------------------------------------------------
   U.S. MID CAP                                      9%    10%    10%    12%    13%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   S&P MID CAP 400 INDEX.)
------------------------------------------------------------------------------------
   U.S. SMALL CAP                                    4%     5%     6%     8%     8%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   RUSSELL 2000 INDEX.)
------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                13%    15%    17%    17%    20%
------------------------------------------------------------------------------------
EMERGING MARKET STOCKS                               2%     2%     3%     4%     5%
------------------------------------------------------------------------------------
REITS                                                2%     2%     3%     3%     3%
------------------------------------------------------------------------------------
COMMODITIES                                          4%     4%     4%     4%     5%
------------------------------------------------------------------------------------
INTERMEDIATE TERM BONDS                             12%    13%    16%    13%    11%
------------------------------------------------------------------------------------
INFLATION-PROTECTED BONDS                           12%    11%     9%     7%     4%
------------------------------------------------------------------------------------
HIGH YIELD BONDS                                     2%     1%    --     --     --
------------------------------------------------------------------------------------
INTERNATIONAL BONDS                                  5%     4%    --     --     --
------------------------------------------------------------------------------------
SHORT-TERM BONDS                                     8%     7%     5%     3%    --
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                               2%     1%     1%     1%     1%
------------------------------------------------------------------------------------

4 | TARGET DESTINATION SERIES

------------------------------------------------------------------------------------------

ASSET CLASSES                                            TARGET ASSET ALLOCATIONS

                                                   2035   2040   2045   2050    RETIREMENT
                                                   FUND   FUND   FUND   FUND   INCOME FUND
------------------------------------------------------------------------------------------
U.S. STOCKS

   U.S. LARGE CAP                                   30%    32%    31%    28%           18%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   STANDARD & POOR'S 500 INDEX.)
------------------------------------------------------------------------------------------
   U.S. MID CAP                                     13%    13%    14%    14%            2%

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   S&P MID CAP 400 INDEX.)
------------------------------------------------------------------------------------------
   U.S. SMALL CAP                                   10%    12%    12%    12%           --

   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   RUSSELL 2000 INDEX.)
------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                22%    23%    25%    27%            5%
------------------------------------------------------------------------------------------
EMERGING MARKET STOCKS                               5%     6%     7%     8%           --
------------------------------------------------------------------------------------------
REITS                                                4%     4%     5%     5%            2%
------------------------------------------------------------------------------------------
COMMODITIES                                          5%     5%     5%     5%            3%
------------------------------------------------------------------------------------------
INTERMEDIATE TERM BONDS                             10%     4%    --     --             7%
------------------------------------------------------------------------------------------
INFLATION-PROTECTED BONDS                           --     --     --     --            24%
------------------------------------------------------------------------------------------
HIGH YIELD BONDS                                    --     --     --     --             2%
------------------------------------------------------------------------------------------
INTERNATIONAL BONDS                                 --     --     --     --             8%
------------------------------------------------------------------------------------------
SHORT-TERM BONDS                                    --     --     --     --            18%
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                               1%     1%     1%     1%           11%
------------------------------------------------------------------------------------------

PRINCIPAL RISKS

There is no guarantee that a Fund will achieve its investment objective.

Investments in each Fund are subject to risks related to the Fund's allocation strategy. In general, a Fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a Fund with an earlier target date. A Fund at its target date through the next 20 years is expected to be less volatile than a Fund in its "pre-target date" stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a Fund's target date, is expected to be the least volatile of the Funds due to the Nationwide Retirement Income Fund's further reduced exposure to equity securities. Because a Fund's allocation may not match a particular investor's retirement goal, an investor may find that he or she does not have the desired level of retirement assets available when the investor has a need to withdraw funds.

As with any mutual fund, the value of each Fund's investments - and therefore, the value of each Fund's shares - may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE FUNDS

ASSET ALLOCATION RISK - Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund's investment allocation to it.

PERFORMANCE RISK - Each Fund's investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund's performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

RETIREMENT GOAL RISK - An investor may have different retirement needs than the allocation model anticipates.

                                                   TARGET DESTINATION SERIES | 5

RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

RISKS ASSOCIATED WITH INTERNATIONAL STOCKS AND BONDS

FOREIGN RISK is the risk that international stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS


INTEREST RATE RISK is the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower-rated convertible securities.

INFLATION RISK is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation

6 | TARGET DESTINATION SERIES
also reduces the purchasing power of any income you receive from an Underlying Fund.

EXTENSION RISK is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile.

PREPAYMENT RISK is the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage-and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage-or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. An Underlying Fund's investments in lower-rated securities may involve the following specific risks:

o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and

o     greater risk of loss due to declining credit quality.

TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

ADDITIONAL RISKS THAT MAY AFFECT THE FUNDS

INDEX FUND RISK - Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when the financial assets to which the derivatives are linked (e.g., security prices, currency rates, interest rates) change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily commodity-linked instruments, futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EXCHANGE TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund ("ETF") corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

                                                   TARGET DESTINATION SERIES | 7

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's net asset value and total return.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.

REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund's own shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The portfolio managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the portfolio managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of a Fund's investments goes down, you may lose money.

PERFORMANCE


Performance information is not provided because the Funds did not complete one full year of operations as of the date of this Prospectus.


8 | TARGET DESTINATION SERIES

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds.

--------------------------------------------------------------------------------
DESTINATION 2010 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2015 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


                                                   TARGET DESTINATION SERIES | 9

--------------------------------------------------------------------------------
DESTINATION 2020 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2025 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


10 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
DESTINATION 2030 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2035 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


                                                  TARGET DESTINATION SERIES | 11

--------------------------------------------------------------------------------
DESTINATION 2040 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2045 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


12 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
DESTINATION 2050 FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RETIREMENT INCOME FUND


                                                                                              INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A      CLASS C      CLASS R1   CLASS R2   SERVICE CLASS           CLASS
FROM YOUR INVESTMENT)(1)                       SHARES       SHARES        SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
the offering price)                              5.75%(2)     None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None(3)      1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees(5)
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)
----------------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)
----------------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------


                                                  TARGET DESTINATION SERIES | 13

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class - Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class - Class C Shares.

(5) "Management Fees" represents a unified fee structure under which the Adviser has agreed to provide or arrange to provide for a variety of investment advisory and non-advisory services to the Funds. Under the unified fee structure, the Adviser is responsible for payment of substantially all of a Fund's operating expenses, except for the cost of investment securities or other investment assets, taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, share certificates representing shares of the Trust, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund's business.

(6) Class A, Class R1, Class R2 and Institutional Service Class shares are subject to an administrative services plan pursuant to which each such share class pays an administrative services fee of 0.25%.


      "Other Expenses" are estimated based on each Fund's projected average net assets for the current fiscal year ending October 31, 2008, since the Funds had operated for less than six months of the previous fiscal year.

(7) The Trust and the Adviser have entered into a written contract under which the Adviser has agreed to waive an amount equal to 0.17% of the amount payable to it under Management Fees at least through May 1, 2009. If this waiver were not in place, Total Direct Annual Fund Operating Expenses would be ___%, ___%, ___%, ___%, ___% and ___% for Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class shares, respectively.


(8) Because the Funds invest primarily in other mutual funds, including Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments.

14 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example also reflects the fees and expenses of the Underlying Funds.


The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any fee waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR    3 YEARS
--------------------------------------------------------------------------------
DESTINATION 2010 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2015 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2020 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2025 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2030 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              1 YEAR    3 YEARS
--------------------------------------------------------------------------------
DESTINATION 2035 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2040 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2045 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
DESTINATION 2050 FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
RETIREMENT INCOME FUND
--------------------------------------------------------------------------------
Class A shares*
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
Class R1 shares
--------------------------------------------------------------------------------
Class R2 shares
--------------------------------------------------------------------------------
Institutional Service Class
--------------------------------------------------------------------------------
Institutional Class shares
--------------------------------------------------------------------------------
* Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

                                                  TARGET DESTINATION SERIES | 15

--------------------------------------------------------------------------------
You would pay the following expenses on the same investment if you did not sell your shares**:


                                                              1 YEAR    3 YEARS
--------------------------------------------------------------------------------
DESTINATION 2010 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2015 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2020 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2025 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2030 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2035 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2040 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2045 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
DESTINATION 2050 FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------
RETIREMENT INCOME FUND
--------------------------------------------------------------------------------
Class C shares
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R1, Class R2, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | TARGET DESTINATION SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Fund's asset class allocations. The Adviser bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to the Adviser in connection with the development and periodic review of a Fund's target allocations and selection of Underlying Funds. However, the Adviser ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund's investment objective and target date. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Many of the Underlying Funds in which the Adviser plans to invest, such as index funds and ETFs, follow "passive" investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.

A description of the Underlying Funds, both passively and actively managed, and the types of securities in which they invest can be found in the Appendix.

TEMPORARY INVESTMENTS

Each of the Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances or anticipated redemption activity, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                  TARGET DESTINATION SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers, if applicable, and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser determines the asset allocation for each Fund, selects the appropriate mix of Underlying Funds, places trades in exchange-traded funds and monitors the performance and positioning of the Underlying Funds. For these services, each Fund pays the Adviser a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, the Adviser pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

The unified management fee paid to the Adviser does not include, and is in addition to, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds is available in the Funds' annual report to shareholders covering the period ending October 31, 2007.


PORTFOLIO MANAGEMENT

Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Hickey joined NFA in April 2001 and is Vice President of Portfolio Analytics and Product Management where he oversees various asset allocation and index mutual fund products.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages, if any.

18 | TARGET DESTINATION SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Funds offer several different share classes each with different price and cost features. The table to the right compares Class A and Class C shares, which are available to all investors.

In addition, the Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares, which are available only to certain investors.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A AND CLASS C SHARES

CLASSES AND CHARGES        POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge     A front-end sales charge means that a portion of your
up to 5.75%                initial investment goes toward the sales charge and
                           is not invested.

Contingent deferred        Reduction and waivers of sales charges may be
sales charge (CDSC)(1)     available.

Annual service and/or      Total annual operating expenses are lower than Class
12b-1 fee of 0.25%         C expenses, which means higher dividends and/or net
                           asset value ("NAV") per share.

Administrative services
fee up to 0.25%

                           No conversion feature.

                           No maximum investment amount.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%              No front-end sales charge means your full investment
                           immediately goes toward buying shares.

                           No reduction of CDSC, but waivers may be available.

                           The CDSC declines to zero after one year.

Annual service and/or      Total annual operating expenses are higher than Class
12b-1 fee of 1.00%         A expenses, which means lower dividends and/or NAV
                           per share.

No administrative
services fee

                           No conversion feature.

                           Maximum investment amount of 1,000,000(2). Larger
                           investments may be rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.50% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

                                                  TARGET DESTINATION SERIES | 19

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------
                                 SALES CHARGE AS A PERCENTAGE OF
                                 -------------------------------
                                                                          DEALER
                                                    NET AMOUNT     COMMISSION AS
AMOUNT OF                         OFFERING            INVESTED     PERCENTAGE OF
PURCHASE                             PRICE     (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    5.75%               6.10%             5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.75                4.99              4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.50                3.63              3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50                2.56              2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00                2.04              1.75
--------------------------------------------------------------------------------
$1 million or more                   None                None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A and Class C shares with your purchases of Class B and Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

20 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors who are former participants of retirement plans administered by Nationwide that hold Class R1 or R2 shares and who are rolling over their investments into individual retirement accounts;

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser and its affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------
PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999   $25 MILLION
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              0.50%            0.35%         0.15%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.
--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

o Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by

                                                  TARGET DESTINATION SERIES | 21
shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes. Eligibility criteria for Class R1 and Class R2 shares are the same, but these classes offer different levels of distribution and/or administrative servicing compensation in order to meet different financial intermediaries' differing compensation requirements or levels of support provided.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o     the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------
CLASS R1 AND CLASS R2 SHARES

Class R1 and Class R2 shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R1 or Class R2 shares.

Class R1 and Class R2 shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

22 | TARGET DESTINATION SERIES

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICE FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R1 and Class R2 shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R1 and Class R2 shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                               AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                      0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class C shares                      1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R1 shares                     0.65% (0.25% of which may be either a
                                    distribution or service fee)
--------------------------------------------------------------------------------
Class R2 shares                     0.50% (0.25% of which may be either a
                                    distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries which provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for each of Class A, Class R1, Class R2 and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Because these fees are paid out of a Fund's Class A, Class R1, Class R2 and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive

                                                  TARGET DESTINATION SERIES | 23
for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

24 | TARGET DESTINATION SERIES

FUND TRANSACTIONS-CLASS A AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AND AUTHORIZED INTERMEDIARY. The Distributor has            THROUGH AND AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o    your proceeds typically will be wired to your bank on the
      and arrange to fax your completed application.                     next business day after your order has been processed.

o     your bank may charge a fee to wire funds.                     o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to receive
      the current day's NAV.                                        o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their plan
plan administrator regarding transactions. Retirement plans or      administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should call    administrators wishing to conduct transactions should call our
our toll-free number.                                               toll-free number.

                                                  TARGET DESTINATION SERIES | 25

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed. Where such market quotations or Underlying Fund NAV are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents'Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

26 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                        $  100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50

--------------------------------------------------------------------------------

CLASS R1 AND R2 SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross- referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund Class A, Class C, Institutional Service Class and Institutional Class shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class A, Class C, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

                                                  TARGET DESTINATION SERIES | 27

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class C or Institutional Service Class shares of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions currently are not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

28 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                  TARGET DESTINATION SERIES | 29

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Funds offered in this Prospectus. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.


--------------------------------------------------------------------------------
                                                                         MINIMUM
                                                  EXCHANGE/       HOLDING PERIOD
FUND                                         REDEMPTION FEE      (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund              2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Health Sciences Fund                 2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Natural Resources Fund               2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Technology and
   Communications Fund                                 2.00%                 90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                     2.00%                 90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                   2.00%                 90
--------------------------------------------------------------------------------
Nationwide International Value Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                         2.00%                 90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                       2.00%                 90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                 2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                              2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                         2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities
   Fund                                                2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                      2.00%                 90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                        2.00%                 90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short
   Fund                                                2.00%                 90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                   2.00%                 90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                    2.00%                 90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                      2.00%                 90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                      2.00%                 90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                 2.00%                 30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                        2.00%                 30
--------------------------------------------------------------------------------
Nationwide Fund                                        2.00%                 30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                2.00%                 30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                    2.00%                 30
--------------------------------------------------------------------------------
Nationwide Value Fund                                  2.00%                 30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                   2.00%                  7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                             2.00%                  7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                        2.00%                  7
--------------------------------------------------------------------------------
Nationwide International Index Fund                    2.00%                  7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                   2.00%                  7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                    2.00%                  7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                          2.00%                  7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                        2.00%                  7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                        2.00%                  7
--------------------------------------------------------------------------------


30 | TARGET DESTINATION SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. Each Fund has qualified, or intends to qualify during the current fiscal year, to be treated as a regulated investment company under the Internal Revenue Code. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAINS DISTRIBUTIONS

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal, state and local income taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are taxable to you as ordinary income;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for taxation at long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (which is further reduced for individuals in lower income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

REBALANCING TARGET ASSET ALLOCATIONS

As a Fund rebalances its portfolio or adjusts its exposure to different asset classes, including when a Fund reaches 20 years beyond its target date, the Fund may experience gains and losses on sale of portfolio assets or redemption of shares in an Underlying Fund, which, in turn, may cause a Fund to make additional capital gains distributions to its shareholders. In addition, when a Fund reaches 20 years beyond its target date, it is expected that the Fund will be combined with the Nationwide Retirement Income Fund. Such a combination likely would be effected as an acquisition of the assets of the applicable Fund in exchange for shares of the Nationwide Retirement Income Fund at net asset value, with the shares of Nationwide Retirement Income Fund then distributed to

                                                  TARGET DESTINATION SERIES | 31
shareholders of the applicable Fund. Based on current tax rules, the Adviser expects such a combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.

At the time the Board of Trustees evaluates a proposed combination, the Board will consider, among other things, the taxability of the proposed combination under the law as it exists at that time. If the Funds are advised by counsel that the combination would have a material adverse tax result for shareholders for federal income tax purposes (or, if the Board otherwise so determines), it is not expected that the combination would take place.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and estate tax, and are subject to special U.S. tax certification requirements to avoid U.S. backup withholding.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

EXCESS INCLUSION INCOME

Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Fund may derive such income, directly or indirectly through an Underlying Fund, either as a result of its investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is NOT a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

32 | TARGET DESTINATION SERIES

SECTION 6 MULTI-MANAGER STRUCTURE

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

Where the Adviser recommends subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                  TARGET DESTINATION SERIES | 33

SECTION 7 FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the fiscal period from its date of inception (August 29, 2007) through October 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by ________________________, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

[Table to be added by amendment]


34 | TARGET DESTINATION SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Fund depends on its selected allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP

NATIONWIDE S&P 500 INDEX FUND seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN LARGE-CAP U.S. STOCKS.

U.S. STOCKS - MID CAP


NATIONWIDE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400(R) Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400(R) is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400(R) and in derivative instruments linked to the S&P 400(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400(R), or in the same weightings as in the S&P 400(R); however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400(R) as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN MID-CAP U.S. STOCKS.

U.S. STOCKS - SMALL CAP


NATIONWIDE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000(R) Index as closely as possible before the deduction of Fund expenses. The Russell 2000(R) is a market weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000(R) and in derivative instruments linked to the Russell 2000(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000(R), or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000(R) Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN SMALL-CAP U.S. STOCKS.

INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN INTERNATIONAL STOCKS.

EMERGING MARKET STOCKS

UNAFFILIATED EMERGING MARKET FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that invest primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, such a fund invests primarily in equity securities of companies that are located in emerging markets or

                                                  TARGET DESTINATION SERIES | 35
developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. Unaffiliated emerging markets funds may include those that seek to track the performance of an index that measures the performance of emerging market stocks, such as the MSCI Emerging Markets Index. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. Investing in emerging market securities carries the same types of risks as those that apply to international securities generally, although the degree of risk is more significant with respect to emerging markets and developing countries.

COMMODITIES

UNAFFILIATED COMMODITY-LINKED FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

REITS

UNAFFILIATED REIT FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by U.S. or international real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

U.S. INTERMEDIATE-TERM BONDS

NATIONWIDE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER FIXED-INCOME FUNDS THAT INVEST IN U.S. INTERMEDIATE-TERM BONDS.

INFLATION-PROTECTED BONDS

UNAFFILIATED TIPS BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

INTERNATIONAL BONDS

UNAFFILIATED INTERNATIONAL BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to bonds and other fixed-income securities issued or traded in emerging markets and developing countries.

HIGH YIELD FIXED-INCOME

UNAFFILIATED U.S. HIGH YIELD FUNDS. The Funds may invest in one or more unaffiliated mutual funds that seek to provide a high level of current income as their primary investment objective. These funds may seek capital appreciation as a

36 | TARGET DESTINATION SERIES
secondary objective. Under normal circumstances, these funds invest primarily in higher yielding and generally lower quality debt securities (rated Ba or BB or below by a nationally recognized statistical rating organization.

SHORT-TERM BONDS

AFFILIATED AND UNAFFILIATED SHORT-TERM BONDS. The Funds may invest in one or more affiliated or unaffiliated mutual funds or exchange-traded funds that, under normal circumstances seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, these funds invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. Short-term bond funds are generally managed so that their duration will not exceed three years, and a fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the fund's share value.

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.

SHORT-TERM INVESTMENTS

NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.

THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT INVEST PRIMARILY IN SHORT-TERM FIXED-INCOME INVESTMENTS, INCLUDING MONEY MARKET INSTRUMENTS.

                                                  TARGET DESTINATION SERIES | 37

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Nationwide  Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C) 2008 Nationwide Funds Group. All rights reserved.                 PR-TD 2/08

                       STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY [__], 2008

                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE BOND FUND                                         NATIONWIDE MICRO CAP EQUITY FUND
NATIONWIDE BOND INDEX FUND                                   NATIONWIDE MID CAP GROWTH FUND
NATIONWIDE CHINA OPPORTUNITIES FUND                          NATIONWIDE MID CAP GROWTH LEADERS FUND
NATIONWIDE EMERGING MARKETS FUND                             NATIONWIDE MID CAP MARKET INDEX FUND
NATIONWIDE ENHANCED INCOME FUND                              NATIONWIDE MONEY MARKET FUND
NATIONWIDE FUND                                              NATIONWIDE LEADERS FUND
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND                    NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH
NATIONWIDE GLOBAL HEALTH SCIENCES FUND                       NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
NATIONWIDE GLOBAL NATURAL RESOURCES FUND                     NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE
NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND         NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE
NATIONWIDE GLOBAL UTILITIES FUND                             NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY
NATIONWIDE GOVERNMENT BOND FUND                              NATIONWIDE S&P 500 INDEX FUND
NATIONWIDE GROWTH FUND                                       NATIONWIDE SHORT DURATION BOND FUND
NATIONWIDE INTERNATIONAL GROWTH FUND                         NATIONWIDE SMALL CAP FUND (CLOSED TO NEW INVESTORS)
NATIONWIDE INTERNATIONAL INDEX FUND                          NATIONWIDE SMALL CAP INDEX FUND
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND             NATIONWIDE SMALL CAP LEADERS FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE       NATIONWIDE TAX-FREE INCOME FUND
   Fund                                                      NATIONWIDE U.S. GROWTH LEADERS FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND               NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE     NATIONWIDE VALUE OPPORTUNITIES FUND
   FUND                                                      NATIONWIDE WORLDWIDE LEADERS FUND
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND           NORTHPOINTE SMALL CAP GROWTH FUND
NATIONWIDE LARGE CAP VALUE FUND                              NORTHPOINTE SMALL CAP VALUE FUND

      Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

          o Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund and Nationwide Global Utilities Fund dated February[__], 2008;

          o Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund dated February[__], 2008;

          o NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund dated February[__], 2008;

          o    Nationwide Micro Cap Equity Fund dated February[__], 2008;

          o Nationwide Growth Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Fund and Nationwide Value Opportunities Fund dated February [__], 2008;

          o Nationwide Mid Cap Growth Leaders Fund, Nationwide Leaders Fund, Nationwide Small Cap Leaders Fund, Nationwide U.S. Growth Leaders Fund and Nationwide Worldwide Leaders Fund dated February[__], 2008;

          o Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Tax-Free Income Fund (Class X and Class Y shares) dated February [__], 2008;

          o Nationwide Bond Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund, Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund and Nationwide Tax-Free Income Fund dated February [__], 2008;

          o Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund and Nationwide International Growth Fund dated February [__], 2008;

          o Nationwide U.S. Growth Leaders Long-Short Fund dated February 27, 2008;

          o Nationwide Small Cap Fund dated February [__], 2008 (closed to new investors);

          o Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations
               Fund: Growth, Nationwide Optimal Allocations Fund: Specialty, and Nationwide Optimal Allocations Fund: Defensive dated February [__], 2008;

          o Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund dated February [__], 2008.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-6311.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information and History ............................................
Additional Information on Portfolio Instruments and Investment Policies ....
Description of Portfolio Instruments and Investment Policies ...............
Investment Restrictions ....................................................
Disclosure of Portfolio Holdings ...........................................
Trustees and Officers of the Trust .........................................
Investment Advisory and Other Services .....................................
Brokerage Allocation .......................................................
Additional Information on Purchases and Sales ..............................
Valuation of Shares ........................................................
Systematic Investment Strategies ...........................................
Investor Privileges ........................................................
Investor Services ..........................................................
Fund Performance Advertising ...............................................
Additional Information .....................................................
Additional General Tax Information for All Funds ...........................
Major Shareholders .........................................................
Financial Statements .......................................................
Appendix A - Debt Ratings .................................................. A-1
Appendix B - Proxy Voting Guidelines Summaries ............................. B-1
Appendix C - Portfolio Managers ............................................ C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust.

           The Trust currently consists of 62 separate series, each with its own investment objective. Each of the Funds, except the Nationwide Leaders, Nationwide U.S. Growth Leaders, Nationwide Worldwide Leaders, Nationwide Global Health Sciences, Nationwide Global Financial Services, Nationwide Global Natural Resources, Nationwide Global Utilities, Nationwide Global Technology and Communications, each of the Investor Destinations and each of the Optimal Allocations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

ALL FUNDS

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      With respect to the Investor Destinations Funds and the Optimal Allocations Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund" to include the mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

      Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
                                                                                      Nationwide  Nationwide  Nationwide  Nationwide
                                                   Nationwide             Nationwide  Tax-Free    Government  Money       S&P 500
         TYPE OF INVESTMENT OR TECHNIQUE           Growth     Nationwide  Bond        Income      Bond        Market      Index
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
U.S. common stocks                                     Y          Y                                                           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Preferred stocks                                       Y          Y            Y                      Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Small company stocks                                   Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Special situation companies                            Y          Y                                                           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Illiquid securities                                    Y          Y            Y          Y           Y            Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Restricted securities                                  Y          Y            Y          Y           Y            Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
When-issued / delayed-delivery securities              Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Investment companies                                   Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Real estate investment trusts (REITS)                             Y                                                           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Securities of foreign issuers                          Y          Y            Y                                   Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Depositary receipts                                    Y          Y                                                           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Securities from developing countries/emerging
markets
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Convertible securities                                 Y          Y            Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Long-term debt                                                                 Y          Y           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Long-term debt when originally issued but with         Y          Y            Y          Y           Y            Y          Y
397 days or less remaining to maturity
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Short-term debt                                        Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Floating and variable rate securities                  Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Zero coupon securities                                                         Y          Y           Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Pay-in-kind bonds                                                              Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Deferred payment securities                                                    Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Non-investment grade debt                                                      Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Loan participations and assignments                    Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Sovereign debt (foreign) (denominated in U.S. $)                               Y                                   Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Foreign commercial paper (denominated in U.S. $)       Y          Y                                                Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Duration                                                                       Y          Y           Y            Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
U.S. government securities                             Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------
Money market instruments                               Y          Y            Y          Y           Y            Y          Y
-------------------------------------------------- ---------- ----------  ----------  ----------  ----------  ----------  ----------

[RESTUBBED TABLE]

-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
                                                                  Nationwide                Nationwide
                                                   Nationwide     Global       Nationwide   Mid Cap      Nationwide      Nationwide
                                                   Value          Health       Small Cap    Market       International   Bond
         TYPE OF INVESTMENT OR TECHNIQUE           Opportunities  Sciences     Index        Index        Index           Index
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
U.S. common stocks                                      Y             Y            Y            Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Preferred stocks                                        Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Small company stocks                                    Y             Y            Y            Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Special situation companies                             Y             Y            Y            Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Illiquid securities                                     Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Restricted securities                                   Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
When-issued / delayed-delivery securities               Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Investment companies                                    Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Real estate investment trusts (REITS)                   Y             Y            Y            Y              Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Securities of foreign issuers                           Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Depositary receipts                                     Y             Y            Y            Y              Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Securities from developing countries/emerging           Y             Y
markets
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Convertible securities                                  Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Long-term debt                                                                                                               Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Long-term debt when originally issued but with          Y             Y            Y            Y              Y             Y
397 days or less remaining to maturity
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Short-term debt                                         Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Floating and variable rate securities                   Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Zero coupon securities                                                                                                       Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Pay-in-kind bonds
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Deferred payment securities
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Non-investment grade debt
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Loan participations and assignments                     Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Sovereign debt (foreign) (denominated in U.S. $)                                                                             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Foreign commercial paper (denominated in U.S. $)                      Y                                        Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Duration                                                              Y                                                      Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
U.S. government securities                              Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------
Money market instruments                                Y             Y            Y            Y              Y             Y
-------------------------------------------------- -------------  ----------   ----------   ----------   -------------   ----------

                                       3

--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
                                                                                                                    Nationwide
                                                                 Nationwide                           Nationwide    Investor
                                        Nationwide               Short       Nationwide  NorthPointe  Investor      Destinations
                                        Large Cap    Nationwide  Duration    Enhanced    Small Cap    Destinations  Moderately
    TYPE OF INVESTMENT OR TECHNIQUE     Value        Small Cap   Bond        Income      Value        Aggressive    Aggressive
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
U.S. common stocks                           Y           Y                                    Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Preferred stocks                             Y                                                Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Small company stocks                         Y           Y                                    Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Special situation companies                  Y           Y                                    Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Illiquid securities                          Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Restricted securities                        Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
When-issued/delayed-delivery                 Y           Y           Y            Y           Y            Y             Y
securities
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Investment companies                         Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Real estate investment trusts (REITS)        Y           Y                                    Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Securities of foreign issuers                Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Depositary receipts                          Y           Y                                    Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Securities from developing                               Y                                    Y
countries/emerging markets
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Convertible securities                       Y           Y                                    Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Long-term debt                               Y           Y           Y            Y                        Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Long-term debt when originally               Y           Y           Y            Y                        Y             Y
issued but with 397 days or less
remaining to maturity
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Short-term debt                              Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Floating and variable rate securities        Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Zero coupon securities                                               Y            Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Pay-in-kind bonds
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Deferred payment securities                  Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Non-investment grade debt
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Loan participations and                      Y           Y           Y            Y           Y            Y             Y
assignments
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Sovereign debt (foreign)                     Y           Y           Y            Y                        Y             Y
(denominated in U.S. $)
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Foreign commercial paper)                                            Y            Y                        Y             Y
(denominated in U.S. $)
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Duration                                                             Y            Y                        Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
U.S. government securities                   Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------
Money market instruments                     Y           Y           Y            Y           Y            Y             Y
--------------------------------------- -----------  ----------  ----------  ----------  -----------  ------------  ------------

[RESTUBBED TABLE]

-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
                                                     Nationwide                             Nationwide
                                       Nationwide    Investor     Nationwide    Nationwide  Global
                                       Investor      Destinations Investor      Mid Cap     Technology      Nationwide Nationwide
                                       Destinations  Moderately   Destinations  Growth      and             Emerging   International
TYPE OF INVESTMENT OR TECHNIQUE        Moderate      Conservative Conservative  Leaders     Communications  Markets    Growth
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
U.S. common stocks                          Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Preferred stocks                                                                    Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Small company stocks                        Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Special situation companies                 Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Illiquid securities                         Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Restricted securities                       Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
When-issued/delayed-delivery                Y             Y            Y            Y             Y             Y            Y
securities
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Investment companies                        Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Real estate investment trusts (REITS)                                               Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Securities of foreign issuers               Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Depositary receipts                         Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Securities from developing                                                          Y             Y             Y            Y
countries/emerging markets
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Convertible securities                                                              Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Long-term debt                              Y             Y            Y                                        Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Long-term debt when originally              Y             Y            Y                                        Y            Y
issued but with 397 days or less
remaining to maturity
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Short-term debt                             Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Floating and variable rate securities       Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Zero coupon securities                                                                                          Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Pay-in-kind bonds                                                                                               Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Deferred payment securities                                                                                     Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Non-investment grade debt                                                                                       Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Loan participations and                     Y             Y            Y            Y             Y             Y            Y
assignments
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Sovereign debt (foreign)                    Y             Y            Y            Y                           Y            Y
(denominated in U.S. $)
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Foreign commercial paper)                   Y             Y            Y                                        Y            Y
(denominated in U.S. $)
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Duration                                    Y             Y            Y                                        Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
U.S. government securities                  Y             Y            Y            Y             Y             Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------
Money market instruments                    Y             Y            Y            Y                           Y            Y
-------------------------------------- -----------   ------------ ------------  ----------  --------------  ---------- -------------

----------------------------------------------  ----------     -----------    ----------     ----------     ----------
                                                                              Nationwide
                                                Nationwide     Nationwide     Global         Nationwide
                                                Worldwide      U.S. Growth    Financial      Global         Nationwide
       TYPE OF INVESTMENT OR TECHNIQUE          Leaders        Leaders        Services       Utilities      Leaders
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
U.S. common stocks                                  Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Preferred stocks                                    Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Small company stocks                                Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Special situation companies                         Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Illiquid securities                                 Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Restricted securities                               Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
When-issued / delayed-delivery securities           Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Investment companies                                Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Real estate investment trusts (REITS)               Y                             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Securities of foreign issuers                       Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Depositary receipts                                 Y               Y             Y              Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Securities from developing countries/               Y               Y             Y              Y
emerging markets
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Convertible securities                              Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Long-term debt                                                      Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Long-term debt when  originally  issued,  but                       Y             Y              Y               Y
with 397 days or less remaining to maturity
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Short-term debt                                     Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Floating and variable rate securities               Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Zero coupon securities                                                            Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Pay-in-kind bonds
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Deferred payment securities                                                       Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Non-investment grade debt                                           Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Loan participations and assignments                 Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Sovereign debt(foreign)(denominated in              Y
U.S. $)
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Foreign commercial paper (denominated in            Y                                                            Y
U.S. $)
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Duration                                            Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
U.S. government securities                          Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------
Money market instruments                            Y               Y             Y              Y               Y
----------------------------------------------  ----------     -----------    ----------     ----------     ----------

[RESTUBBED TABLE]

----------------------------------------------  ----------     -----------    ----------     ----------
                                                                              Nationwide
                                                Nationwide     Nationwide     U.S. Growth    NorthPointe
                                                Micro Cap      Mid Cap        Leaders        Small Cap
       TYPE OF INVESTMENT OR TECHNIQUE          Equity         Growth         Long-Short     Growth
----------------------------------------------  ----------     -----------    ----------     ----------
U.S. common stocks                                  Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Preferred stocks                                                    Y             Y
----------------------------------------------  ----------     -----------    ----------     ----------
Small company stocks                                Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Special situation companies                         Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Illiquid securities                                 Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Restricted securities                               Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
When-issued / delayed-delivery securities           Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Investment companies                                Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Real estate investment trusts (REITS)               Y               Y                            Y
----------------------------------------------  ----------     -----------    ----------     ----------
Securities of foreign issuers                       Y               Y                            Y
----------------------------------------------  ----------     -----------    ----------     ----------
Depositary receipts                                 Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Securities from developing countries/
emerging markets
----------------------------------------------  ----------     -----------    ----------     ----------
Convertible securities                                              Y             Y
----------------------------------------------  ----------     -----------    ----------     ----------
Long-term debt
----------------------------------------------  ----------     -----------    ----------     ----------
Long-term debt when  originally  issued,  but                                     Y
with 397 days or less remaining to maturity
----------------------------------------------  ----------     -----------    ----------     ----------
Short-term debt                                     Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Floating and variable rate securities               Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Zero coupon securities
----------------------------------------------  ----------     -----------    ----------     ----------
Pay-in-kind bonds
----------------------------------------------  ----------     -----------    ----------     ----------
Deferred payment securities
----------------------------------------------  ----------     -----------    ----------     ----------
Non-investment grade debt
----------------------------------------------  ----------     -----------    ----------     ----------
Loan participations and assignments                 Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Sovereign debt(foreign)(denominated in
U.S. $)
----------------------------------------------  ----------     -----------    ----------     ----------
Foreign commercial paper (denominated in                            Y
U.S. $)
----------------------------------------------  ----------     -----------    ----------     ----------
Duration
----------------------------------------------  ----------     -----------    ----------     ----------
U.S. government securities                          Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------
Money market instruments                            Y               Y             Y              Y
----------------------------------------------  ----------     -----------    ----------     ----------

--------------------------------------------------   ------------     ------------     ------------     ------------
                                                                      Nationwide
                                                     Nationwide       Optimal          Nationwide       Nationwide
                                                     Optimal          Allocations:     Optimal          Optimal
                                                     Allocations:     Moderate         Allocations:     Allocations:
         TYPE OF INVESTMENT OR TECHNIQUE             Growth           Growth           Moderate         Specialty
--------------------------------------------------   ------------     ------------     ------------     ------------
U.S. common stocks                                        Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Preferred stocks                                          Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Small company stocks                                      Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Special situation companies                               Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Illiquid securities                                       Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Restricted securities                                     Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
When-issued / delayed-delivery securities                 Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Investment companies                                      Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Real estate investment trusts (REITS)                     Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Securities of foreign issuers                             Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Depositary receipts                                       Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Securities from developing countries/emerging             Y                Y                Y                 Y
markets
--------------------------------------------------   ------------     ------------     ------------     ------------
Convertible securities                                    Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Long-term debt                                            Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Long-term debt when originally issued but with            Y                Y                Y                 Y
397 days or less remaining to maturity
--------------------------------------------------   ------------     ------------     ------------     ------------
Short-term debt                                           Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Floating and variable rate securities                     Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Zero coupon securities                                    Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Pay-in-kind bonds
--------------------------------------------------   ------------     ------------     ------------     ------------
Deferred payment securities
--------------------------------------------------   ------------     ------------     ------------     ------------
Non-investment grade debt                                 Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Loan participations and assignments                       Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Sovereign debt (foreign) (denominated in U.S. $)          Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Foreign commercial paper (denominated in U.S. $)          Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Duration                                                  Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
U.S. government securities                                Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Money market instruments                                  Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------

[RESTUBBED TABLE]

--------------------------------------------------   ------------     ------------     ------------     ------------
                                                     Nationwide                        Nationwide
                                                     Optimal          Nationwide       Global           Nationwide
                                                     Allocations:     China            Natural          Small Cap
         TYPE OF INVESTMENT OR TECHNIQUE             Defensive        Opportunities    Resources        Leaders
--------------------------------------------------   ------------     ------------     ------------     ------------
U.S. common stocks                                        Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Preferred stocks                                          Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Small company stocks                                      Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Special situation companies                               Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Illiquid securities                                       Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Restricted securities                                     Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
When-issued / delayed-delivery securities                 Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Investment companies                                      Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Real estate investment trusts (REITS)                     Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Securities of foreign issuers                             Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Depositary receipts                                       Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Securities from developing countries/emerging             Y                Y                Y
markets
--------------------------------------------------   ------------     ------------     ------------     ------------
Convertible securities                                    Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Long-term debt                                            Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Long-term debt when originally issued but with            Y                Y                Y
397 days or less remaining to maturity
--------------------------------------------------   ------------     ------------     ------------     ------------
Short-term debt                                           Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Floating and variable rate securities                     Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Zero coupon securities                                    Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Pay-in-kind bonds                                         Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Deferred payment securities                               Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Non-investment grade debt                                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Loan participations and assignments                       Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Sovereign debt (foreign) (denominated in U.S. $)          Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Foreign commercial paper (denominated in U.S. $)          Y                                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Duration                                                  Y
--------------------------------------------------   ------------     ------------     ------------     ------------
U.S. government securities                                Y                Y                Y
--------------------------------------------------   ------------     ------------     ------------     ------------
Money market instruments                                  Y                Y                Y                 Y
--------------------------------------------------   ------------     ------------     ------------     ------------

-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------

                                                                                      Nationwide  Nationwide  Nationwide  Nationwide
                                                   Nationwide              Nationwide Tax-Free    Government  Money       S&P 500
          TYPE OF INVESTMENT OR TECHNIQUE          Growth      Nationwide  Bond       Income      Bond        Market      Index
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Mortgage-backed securities                                                     Y          Y           Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Stripped mortgage securities                                                   Y                      Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Collateralized mortgage obligations                                            Y                      Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Mortgage dollar rolls
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Asset-backed securities                                Y           Y           Y          Y           Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Bank and/or Savings and Loan obligations               Y           Y           Y          Y           Y           Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Repurchase agreements                                  Y           Y           Y          Y           Y           Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Derivatives                                            Y           Y           Y          Y                       Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Reverse repurchase agreements                          Y           Y           Y          Y           Y                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Warrants                                               Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Futures                                                Y           Y                                                          Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Options                                                Y           Y           Y          Y                                   Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Foreign currencies
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Forward currency contracts                                                                                                    Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Borrowing money                                        Y           Y           Y          Y           Y           Y           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Lending portfolio securities                           Y           Y           Y          Y           Y                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Investment of securities lending collateral            Y           Y           Y          Y           Y                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Short sales                                            Y                                                                      Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Participation Interests
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Swap Agreements                                                                                                               Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Credit Default Swaps                                                           Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Wrap Contracts
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Indexed securities                                     Y           Y                                                          Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Strip Bonds                                                                    Y                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Put Bonds                                                                      Y          Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Private Activity and Industrial Development Bonds
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Custodial Receipts
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Nationwide Contract
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Extendable Commercial Notes                                                                                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Standby Commitment Agreements
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Municipal Securities                                                                      Y                       Y
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Equity Linked Notes
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------
Exchange Traded Funds
-------------------------------------------------- ----------  ----------  ---------- ----------  ----------  ----------  ----------

[RESTUBBED TABLE]

-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
                                                                  Nationwide               Nationwide
                                                   Nationwide     Global      Nationwide   Mid Cap      Nationwide      Nationwide
                                                   Value          Health      Small Cap    Market       International   Bond
          TYPE OF INVESTMENT OR TECHNIQUE          Opportunities  Sciences    Index        Index        Index           Index
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Mortgage-backed securities                                                                                                  Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Stripped mortgage securities                                                                                                Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Collateralized mortgage obligations                                                                                         Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Mortgage dollar rolls                                                                                                       Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Asset-backed securities                                                                                                     Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Bank and/or Savings and Loan obligations                Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Repurchase agreements                                   Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Derivatives                                             Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Reverse repurchase agreements                           Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Warrants                                                Y             Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Futures                                                 Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Options                                                 Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Foreign currencies                                      Y             Y                                     Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Forward currency contracts                              Y             Y                                     Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Borrowing money                                         Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Lending portfolio securities                            Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Investment of securities lending collateral             Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Short sales                                             Y             Y           Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Participation Interests
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Swap Agreements                                                                   Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Credit Default Swaps
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Wrap Contracts
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Indexed securities                                                                Y            Y            Y               Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Strip Bonds
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Put Bonds
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Private Activity and Industrial Development Bonds
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Custodial Receipts
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Nationwide Contract
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Extendable Commercial Notes
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Standby Commitment Agreements                                                                                                Y
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Municipal Securities
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Equity Linked Notes
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------
Exchange Traded Funds
-------------------------------------------------- -------------  ----------  ----------   ----------   ----------      ----------

------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
                                                                                                                 Nationwide
                                                             Nationwide                           Nationwide     Investor
                                     Nationwide              Short       Nationwide  NorthPointe  Investor       Destinations
                                     Large Cap   Nationwide  Duration    Enhanced    Small Cap    Destinations   Moderately
  TYPE OF INVESTMENT OR TECHNIQUE    Value       Small Cap   Bond        Income      Value        Aggressive     Aggressive
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Mortgage-backed securities                                       Y           Y                         Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Stripped mortgage securities                                     Y           Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Collateralized mortgage obligations                              Y           Y                         Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Mortgage dollar rolls                                            Y           Y                         Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Asset-backed securities                                          Y           Y                         Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Bank and/or Savings and Loan             Y           Y           Y           Y            Y            Y              Y
obligations
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Repurchase agreements                    Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Derivatives                              Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Reverse repurchase agreements            Y           Y           Y           Y            Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Warrants                                 Y           Y                                    Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Futures                                  Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Options                                  Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Foreign currencies                                                                        Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Forward currency contracts                           Y                                    Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Borrowing money                          Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Lending portfolio securities             Y           Y           Y           Y            Y            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Investment of securities lending         Y           Y           Y           Y            Y
collateral
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Short sales                                                                                            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Participation Interests
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Swap Agreements                                                  Y                                     Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Credit Default Swaps
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Wrap Contracts
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Indexed securities                                               Y           Y                         Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Strip Bonds
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Put Bonds
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Private Activity and Industrial
Development Bonds
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Custodial Receipts
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Nationwide Contract                                                                                                   Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Extendable Commercial Notes                                                                            Y              Y
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Standby Commitment Agreements
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Municipal Securities
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Equity Linked Notes
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------
Exchange Traded Funds
------------------------------------ ----------  ----------  ----------  ----------  -----------  ------------   ------------

[RESTUBBED TABLE]

------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
                                                   Nationwide                              Nationwide
                                     Nationwide    Investor      Nationwide    Nationwide  Global
                                     Investor      Destinations  Investor      Mid Cap     Technology      Nationwide  Nationwide
                                     Destinations  Moderately    Destinations  Growth      and             Emerging    International
  TYPE OF INVESTMENT OR TECHNIQUE    Moderate      Conservative  Conservative  Leaders     Communications  Markets     Growth
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Mortgage-backed securities                Y             Y             Y                                        Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Stripped mortgage securities
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Collateralized mortgage obligations       Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Mortgage dollar rolls                     Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Asset-backed securities                   Y             Y             Y            Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Bank and/or Savings and Loan              Y             Y             Y            Y             Y             Y             Y
obligations
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Repurchase agreements                     Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Derivatives                               Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Reverse repurchase agreements                                                      Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Warrants                                                                           Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Futures                                   Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Options                                   Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Foreign currencies                        Y             Y             Y                          Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Forward currency contracts                Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Borrowing money                           Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Lending portfolio securities              Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Investment of securities lending                                                   Y             Y             Y             Y
collateral
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Short sales                               Y             Y             Y            Y             Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Participation Interests
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Swap Agreements                           Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Credit Default Swaps
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Wrap Contracts
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Indexed securities                        Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Strip Bonds
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Put Bonds
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Private Activity and Industrial
Development Bonds
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Custodial Receipts
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Nationwide Contract                       Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Extendable Commercial Notes               Y             Y             Y
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Standby Commitment Agreements
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Municipal Securities
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Equity Linked Notes
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------
Exchange Traded Funds
------------------------------------ ------------  ------------  ------------  ----------  --------------  ----------  -------------

-------------------------------------------- ----------     -----------     ----------     ----------     ----------
                                                                            Nationwide
                                             Nationwide     Nationwide      Global         Nationwide
                                             Worldwide      U.S. Growth     Financial      Global         Nationwide
TYPE OF INVESTMENT OR TECHNIQUE              Leaders        Leaders         Services       Utilities      Leaders
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Mortgage-backed securities                                       Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Stripped mortgage securities
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Collateralized mortgage obligations
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Mortgage dollar rolls
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Asset-backed securities                                          Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Bank and/or Savings and Loan obligations         Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Repurchase agreements                            Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Derivatives                                      Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Reverse repurchase agreements                    Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Warrants                                         Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Futures                                          Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Options                                          Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Foreign currencies                               Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Forward currency contracts                       Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Borrowing money                                  Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Lending portfolio securities                     Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Investment of securities lending collateral      Y               Y              Y              Y               Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Short sales                                      Y                              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Participation Interests
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Swap Agreements                                                  Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Credit Default Swaps
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Wrap Contracts
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Indexed securities                                               Y                                             Y
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Strip Bonds
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Put Bonds
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Private Activity and Industrial
Development Bonds
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Custodial Receipts
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Nationwide Contract
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Extendable Commercial Notes
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Standby Commitment Agreements
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Municipal Securities
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Equity Linked Notes
-------------------------------------------- ----------     -----------     ----------     ----------     ----------
Exchange Traded Funds
-------------------------------------------- ----------     -----------     ----------     ----------     ----------

[RESTUBBED TABLE]

-------------------------------------------- ----------     -----------     ----------     ----------
                                                                            Nationwide
                                             Nationwide     Nationwide      U.S. Growth    NorthPointe
                                             Micro Cap      Mid Cap         Leaders        Small Cap
TYPE OF INVESTMENT OR TECHNIQUE              Equity         Growth          Long-Short     Growth
-------------------------------------------- ----------     -----------     ----------     ----------
Mortgage-backed securities
-------------------------------------------- ----------     -----------     ----------     ----------
Stripped mortgage securities
-------------------------------------------- ----------     -----------     ----------     ----------
Collateralized mortgage obligations
-------------------------------------------- ----------     -----------     ----------     ----------
Mortgage dollar rolls
-------------------------------------------- ----------     -----------     ----------     ----------
Asset-backed securities
-------------------------------------------- ----------     -----------     ----------     ----------
Bank and/or Savings and Loan obligations         Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Repurchase agreements                            Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Derivatives                                      Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Reverse repurchase agreements                    Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Warrants                                         Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Futures                                          Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Options                                          Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Foreign currencies                               Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Forward currency contracts                       Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Borrowing money                                  Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Lending portfolio securities                     Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Investment of securities lending collateral      Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Short sales                                      Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Participation Interests
-------------------------------------------- ----------     -----------     ----------     ----------
Swap Agreements                                                                 Y
-------------------------------------------- ----------     -----------     ----------     ----------
Credit Default Swaps
-------------------------------------------- ----------     -----------     ----------     ----------
Wrap Contracts
-------------------------------------------- ----------     -----------     ----------     ----------
Indexed securities                               Y               Y              Y              Y
-------------------------------------------- ----------     -----------     ----------     ----------
Strip Bonds
-------------------------------------------- ----------     -----------     ----------     ----------
Put Bonds
-------------------------------------------- ----------     -----------     ----------     ----------
Private Activity and Industrial
Development Bonds
-------------------------------------------- ----------     -----------     ----------     ----------
Custodial Receipts
-------------------------------------------- ----------     -----------     ----------     ----------
Nationwide Contract
-------------------------------------------- ----------     -----------     ----------     ----------
Extendable Commercial Notes
-------------------------------------------- ----------     -----------     ----------     ----------
Standby Commitment Agreements
-------------------------------------------- ----------     -----------     ----------     ----------
Municipal Securities
-------------------------------------------- ----------     -----------     ----------     ----------
Equity Linked Notes
-------------------------------------------- ----------     -----------     ----------     ----------
Exchange Traded Funds
-------------------------------------------- ----------     -----------     ----------     ----------

---------------------------------------------------- ------------    ------------    -----------     ------------
                                                                     Nationwide
                                                     Nationwide      Optimal         Nationwide      Nationwide
                                                     Optimal         Allocations:    Optimal         Optimal
                                                     Allocations:    Moderate        Allocations:    Allocations:
          TYPE OF INVESTMENT OR TECHNIQUE            Growth          Growth          Moderate        Specialty
---------------------------------------------------- ------------    ------------    -----------     ------------
Mortgage-backed securities                                Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
         Stripped mortgage securities
---------------------------------------------------- ------------    ------------    -----------     ------------
         Collateralized mortgage obligations                              Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Mortgage dollar rolls                                     Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Asset-backed securities                                   Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Bank and/or Savings and Loan obligations                  Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Repurchase agreements                                     Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Derivatives                                               Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Reverse repurchase agreements                             Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Warrants                                                  Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Futures                                                   Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Options                                                   Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Foreign currencies                                        Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Forward currency contracts                                Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Borrowing money                                           Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Lending portfolio securities                              Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Investment of securities lending collateral               Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Short sales                                               Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Participation Interests
---------------------------------------------------- ------------    ------------    -----------     ------------
Swap Agreements                                           Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Credit Default Swaps
---------------------------------------------------- ------------    ------------    -----------     ------------
Wrap Contracts
---------------------------------------------------- ------------    ------------    -----------     ------------
Indexed securities                                        Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Strip Bonds
---------------------------------------------------- ------------    ------------    -----------     ------------
Put Bonds
---------------------------------------------------- ------------    ------------    -----------     ------------
Private Activity and Industrial Development Bonds
---------------------------------------------------- ------------    ------------    -----------     ------------
Custodial Receipts
---------------------------------------------------- ------------    ------------    -----------     ------------
Nationwide Contract
---------------------------------------------------- ------------    ------------    -----------     ------------
Extendable Commercial Notes                               Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Standby Commitment Agreements
---------------------------------------------------- ------------    ------------    -----------     ------------
Municipal Securities
---------------------------------------------------- ------------    ------------    -----------     ------------
Equity Linked Notes
---------------------------------------------------- ------------    ------------    -----------     ------------
Exchange Traded Funds                                     Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------

[RESTUBBED TABLE]

---------------------------------------------------- ------------    ------------    -----------     ------------

                                                     Nationwide                      Nationwide
                                                     Optimal         Nationwide      Global          Nationwide
                                                     Allocations:    China           Natural         Small Cap
          TYPE OF INVESTMENT OR TECHNIQUE            Defensive       Opportunities   Resources       Leaders
---------------------------------------------------- ------------    ------------    -----------     ------------
Mortgage-backed securities                                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
         Stripped mortgage securities                     Y
---------------------------------------------------- ------------    ------------    -----------     ------------
         Collateralized mortgage obligations              Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Mortgage dollar rolls                                     Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Asset-backed securities                                   Y                               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Bank and/or Savings and Loan obligations                  Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Repurchase agreements                                     Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Derivatives                                               Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Reverse repurchase agreements                             Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Warrants                                                  Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Futures                                                   Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Options                                                   Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Foreign currencies                                        Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Forward currency contracts                                Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Borrowing money                                           Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Lending portfolio securities                              Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Investment of securities lending collateral               Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Short sales                                               Y               Y               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Participation Interests                                   Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Swap Agreements                                           Y                               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Credit Default Swaps                                      Y                               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Wrap Contracts
---------------------------------------------------- ------------    ------------    -----------     ------------
Indexed securities                                        Y               Y               Y                Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Strip Bonds                                               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Put Bonds                                                 Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Private Activity and Industrial Development Bonds
---------------------------------------------------- ------------    ------------    -----------     ------------
Custodial Receipts                                        Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Nationwide Contract
---------------------------------------------------- ------------    ------------    -----------     ------------
Extendable Commercial Notes                               Y                               Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Standby Commitment Agreements
---------------------------------------------------- ------------    ------------    -----------     ------------
Municipal Securities
---------------------------------------------------- ------------    ------------    -----------     ------------
Equity Linked Notes                                                       Y
---------------------------------------------------- ------------    ------------    -----------     ------------
Exchange Traded Funds                                     Y
---------------------------------------------------- ------------    ------------    -----------     ------------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

         The Nationwide Small Cap Index Fund, Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

         S&P 500 INDEX FUND. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         MID CAP MARKET INDEX FUND. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         BOND INDEX FUND. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         INTERNATIONAL INDEX FUND. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses, be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE FUNDS OF FUNDS

         Each of the Investor Destinations Funds and the Optimal Allocations Funds is a "fund of funds," which means that each such Fund invests primarily in other mutual funds. The Prospectuses for the Funds of Funds discuss the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the "Underlying Funds") in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds, and each of the Investor Destinations Funds - except for the Investor Destinations Aggressive Fund currently - invests in the Nationwide Contract (described in more detail below). Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-    The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         PUT BONDS. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Nationwide Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Nationwide Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Nationwide Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Nationwide Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

      CUSTODIAL RECEIPTS. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

       TIPS BONDS. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

       If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

       The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

       While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

       The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

     o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

     o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

     o    repurchase agreements;

     o    bank or savings and loan obligations;

     o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

     o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

     o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Nationwide Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities; and

     o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

EXTENDABLE COMMERCIAL NOTES

      The Nationwide Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Nationwide Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

     EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      EQUITY LINKED NOTES. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund's investment objective and strategies.

      The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

      Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund's adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

      As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

         Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be `publicly traded' will not be considered `qualifying income' under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Nationwide Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

      LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      An Index Fund at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         COMMODITY FUTURES CONTRACTS. The Nationwide Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

         RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

          o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

          o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

         As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, A Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

         As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

      To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds and the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRS AND OTHER EXCHANGE TRADED FUNDS. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase;

however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the Investor Destinations Funds (except the Nationwide Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors ("NFA" or the "Adviser"), the investment adviser, believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

      RUSSELL 2000 INDEX. The Nationwide Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Nationwide Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

      Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

      Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

     EAFE INDEX. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

      The Nationwide International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Nationwide International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Nationwide International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Nationwide International Index Fund or the owners of shares of the Nationwide International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Nationwide International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Nationwide International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Nationwide International Index Fund in connection with the administration, marketing or trading of the Nationwide International Index Fund.

      Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

      S&P 500 INDEX AND S&P 400 INDEX. The Trust, on behalf of the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, has entered into a licensing agreement which authorizes the Funds to use the trademarks of the McGraw-Hill Companies, Inc.

      Standard & Poor's 500(R), S&P 500(R), S&P(R), 500(R), Standard & Poor's MidCap 400(R), S&P MidCap 400(R), and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Nationwide Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Nationwide Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below shows any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2007 and 2006, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

----------------------------------------------------------- -------- ---------
FUND (1)                                                     2007      2006
----------------------------------------------------------- -------- ---------
Nationwide Global Health Sciences Fund                                 268.38%
----------------------------------------------------------- -------- -----------
Nationwide Global Technology and Communications Fund                   368.77%
----------------------------------------------------------- -------- -----------
Nationwide Global Utilities Fund                                        83.30%
----------------------------------------------------------- -------- -----------
Nationwide Fund                                                        245.80%
----------------------------------------------------------- -------- -----------
Nationwide Small  Cap Value                                            194.61%
----------------------------------------------------------- -------- -----------
Nationwide Short Duration Bond Fund                                     28.68%
----------------------------------------------------------- -------- -----------
------------
1. The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

      Each of the Funds:

o May not (EXCEPT THE NATIONWIDE U.S. GROWTH LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND, NATIONWIDE GLOBAL NATURAL RESOURCES FUND, NATIONWIDE GLOBAL UTILITIES FUND, NATIONWIDE LEADERS FUND, NATIONWIDE GLOBAL HEALTH SCIENCES FUND, NATIONWIDE WORLDWIDE LEADERS FUND, THE FUNDS OF FUNDS AND NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Nationwide Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not (EXCEPT THE NATIONWIDE VALUE OPPORTUNITIES FUND, NATIONWIDE U.S. GROWTH LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND, NATIONWIDE GLOBAL NATURAL RESOURCES FUND, NATIONWIDE GLOBAL UTILITIES FUND, NATIONWIDE GLOBAL HEALTH SCIENCES FUND, NATIONWIDE ENHANCED INCOME FUND, THE INDEX FUNDS (EXCEPT THE NATIONWIDE S&P 500 INDEX FUND), NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE NATIONWIDE S&P 500 INDEX FUND:

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE NATIONWIDE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE OPTIMAL ALLOCATIONS FUNDS:

o May not invest more than 25% of the Fund's total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

THE NATIONWIDE VALUE OPPORTUNITIES FUND AND NATIONWIDE ENHANCED INCOME FUND:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS HAS A POLICY REGARDING CONCENTRATING ITS INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE NATIONWIDE U.S. GROWTH LEADERS FUND:*

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE NATIONWIDE GLOBAL FINANCIAL SERVICES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE NATIONWIDE GLOBAL UTILITIES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE NATIONWIDE GLOBAL HEALTH SCIENCES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE NATIONWIDE GLOBAL NATURAL RESOURCES FUND:

o Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

     * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short (except for the Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Mid Cap Growth Leaders Fund, and Nationwide U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Nationwide U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Nationwide Money Market Fund) of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Nationwide U.S. Growth Leaders Long-Short Fund) in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

EACH FUND, EXCEPT THE INDEX FUNDS AND THE FUNDS OF FUNDS, MAY NOT:

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

          The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

          o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

          o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

          o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

          Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

          o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

          o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

          o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

          Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

          Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

          o    Data consolidators (including ratings agencies);

          o    Fund rating/ranking services and other data providers; and

          o    Service providers to the Funds.


          The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.

====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(2)
======================== ================== ============================== =============== =========================
Charles E. Allen           Trustee since    Mr. Allen is Chairman, Chief        120                  None
                             July 2000      Executive Officer and
c/o Nationwide                              President of Graimark Realty
Funds Group                                 Advisors, Inc. (real estate
1200 River Road,                            development, investment and
Suite 1000                                   asset management).
Conshohocken, PA
19428

1948
======================== ================== ============================== =============== =========================
Paula H.J. Cholmondeley    Trustee since    Ms. Cholmondeley was Vice           120          Director of Dentsply
                             July 2000      President and General                            International, Inc.
c/o Nationwide                              Manager of Sappi Fine Paper                       (dental products),
Funds Group                                 North America from April                         Ultralife Batteries,
1200 River Road,                            2000 through December 2003.                          Inc., Albany
Suite 1000                                                                                    International Corp.
Conshohocken, PA                                                                             (paper industry) Terex
19428                                                                                             Corporation
                                                                                                (construction
1947                                                                                           equipment), and
                                                                                             Minerals Technology,
                                                                                               Inc. (specialty
                                                                                                  chemicals)
======================== ================== ============================== =============== =========================
C. Brent DeVore(3)            Trustee       Dr. DeVore is President of          120                  None
                            since 1990      Otterbein College.
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1940
======================== ================== ============================== =============== =========================

====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(2)
======================== ================== ============================== =============== =========================
Phyllis Kay Dryden         Trustee since    Ms. Dryden was a partner of         120                  None
                           December 2004    Mitchell Madison, a
c/o Nationwide                              management consulting
Funds Group                                 company from January 2006
1200 River Road,                            until December 2006; she is
Suite 1000                                  currently a consultant with
Conshohocken, PA                            the company.  Ms. Dryden was
19428                                       Managing Partner of
                                            marchFIRST, a global
1947                                        management consulting firm.
======================== ================== ============================== =============== =========================
Barbara L. Hennigar        Trustee since    Retired.                            120                  None
                             July 2000
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1935

======================== ================== ============================== =============== =========================
Barbara I. Jacobs          Trustee since    Ms. Jacobs served as                120                  None
                           December 2004    Chairman of the Board of
c/o Nationwide                              Directors of KICAP Network
Funds Group                                 Fund, a European (United
1200 River Road,                            Kingdom) hedge fund, from
Suite 1000                                  January 2001 through January
Conshohocken, PA                            2006. From 1988 - 2003, Ms.
19428                                       Jacobs was also a Managing
                                            Director and European
1950                                        Portfolio Manager of CREF
                                            Investments (Teachers
                                            Insurance and Annuity
                                            Association - College
                                            Retirement Equities Fund).
======================== ================== ============================== =============== =========================

====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(2)
======================== ================== ============================== =============== =========================
Douglas F. Kridler         Trustee since    Mr. Kridler has served as           120                  None
                          September 1997    the President and Chief
c/o Nationwide Funds                        Executive Officer of the
Group                                       Columbus Foundation (a
1200 River Road,                            Columbus, OH-based
Suite 1000                                  foundation which manages
Conshohocken, PA 19428                      over 1,300 individual
                                            endowment funds) since
                                            February 2002. Prior to
1955                                        January 31, 2002, Mr.
                                            Kridler was the President of
                                            the Columbus Association for
                                            the Performing Arts and
                                            Chairman of the Greater
                                            Columbus Convention and
                                            Visitors Bureau.
======================== ================== ============================== =============== =========================
Michael D. McCarthy        Trustee since    Retired.  Mr. McCarthy was          120                  None
                           December 2004    Chairman of VMAC (commodity
c/o Nationwide                              swaps) from October 2002
Funds Group                                 until January 2007; and a
1200 River Road,                            partner of Pineville
Suite 1000                                  Properties LLC (a commercial
Conshohocken, PA                            real estate development
19428                                       firm) from September 2000
                                            until January 2007.
1947
======================== ================== ============================== =============== =========================
David C. Wetmore           Trustee since    Retired.                            120                  None
                             1995 and
c/o Nationwide             Chairman since
Funds Group                February 2005
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1948
======================== ================== ============================== =============== =========================

------------
1    Length of time served includes time served with the Trust's predecessors.

2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

3 Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(3)
======================== ================== ============================== =============== =========================
Arden L. Shisler            Trustee since    Retired.  Mr. Shisler is the       120           Director of Nationwide
                            February 2000    former President and Chief                        Financial Services,
c/o Nationwide Funds                         Executive Officer of KeB                           Inc., Chairman of
Group                                        Transport, Inc., a trucking                        Nationwide Mutual
1200 River Road,                             firm (2000 through 2002).  He                     Insurance Company(2)
Suite 1000                                   served as a consultant to KeB
Conshohocken, PA                             from January 2003 through
19428                                        December 2004.  Since 1992,
                                             Mr. Shisler has also been
1941                                         Chairman of the Board for
                                             Nationwide Mutual Insurance
                                             Company.(2)
========================== ================= =============================== =============== ========================

====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(3)
======================== ================== ============================== =============== =========================
John H. Grady               President and    Mr. Grady is President and           N/A                 None
                           Chief Executive   Chief Executive Officer of
Nationwide Funds Group      Officer since    Nationwide Funds Group which
1200 River Road,            December 2006    includes NFA,(2) Nationwide
Suite 1000                                   Fund Management LLC (2) and
Conshohocken, PA                             Nationwide Fund Distributors
19428                                        LLC  and NWD Investments, (2)
                                             the asset management
1961                                         operations of Nationwide
                                             Mutual Insurance Company,
                                             which includes Nationwide
                                             Separate Accounts LLC and
                                             Nationwide SA Capital Trust(2).
                                             From March 2004 until March
                                             2006, Mr. Grady was Chief
                                             Executive Officer of
                                             Constellation  Investment
                                             Management Co., L.P.
                                             (registered investment
                                             adviser), and President and
                                             Chief Executive Officer of
                                             Constellation Funds Group
                                             (registered investment
                                             companies).  He also was
                                             President of Constellation
                                             Investment Distribution Co.,
                                             Inc. (registered
                                             broker-dealer) from March
                                             2004 until June 2006.  From
                                             February 2001 until February
                                             2004, Mr. Grady was Chief
                                             Operating and Chief Legal
                                             Officer; Managing Director,
                                             Mutual Funds Group, Turner
                                             Investment Partners, Inc.
                                             (registered investment
                                             adviser); Executive Vice
                                             President of Turner Funds and
                                             Turner Institutional
                                             Portfolios (registered
                                             investment companies); and
                                             President, Turner Investment
                                             Distributors, Inc.
                                             (registered broker-dealer).
========================== ================= =============================== =============== ========================

=====================================================================================================================
                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                                THE
                         POSITION(S) HELD                                    NATIONWIDE
                          WITH THE TRUST                                    FUND COMPLEX
NAME, ADDRESS AND YEAR     AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
       OF BIRTH            TIME SERVED(1)        DURING 5 FIVE YEARS          TRUSTEE         HELD BY TRUSTEE(3)
========================== ================= =============================== =============== ========================
Joseph Finelli             Treasurer since   Mr. Finelli is the Principal         N/A                  N/A
                            September 2007   Financial Officer and Vice
Nationwide Funds Group                       President of Investment
1200 River Road,                             Accounting and Operations for
Suite 1000                                   Nationwide Funds Group(2).
Conshohocken, PA
19428

1957
========================== ================= =============================== =============== ========================
Dorothy Sanders                 Chief        Ms. Sanders is Senior Vice           N/A                  N/A
                              Compliance     President and Chief
Nationwide Funds Group         Officer       Compliance Officer of NFA.
1200 River Road,            since October    She also has oversight
Suite 1000                       2007        responsibility for Investment
Conshohocken, PA 19428                       Advisory and Mutual Fund
                                             Compliance Programs in the
1955                                         Office of Compliance at
                                             Nationwide. From November
                                             2004 to October 2007, she was
                                             Senior Director and Senior
                                             Counsel at Investors Bank &
                                             Trust (now State Street
                                             Bank). From 2000 to November
                                             2004, she was Vice President,
                                             Secretary and General Counsel
                                             of Fred Alger& Company,
                                             Incorporated.
========================== ================= =============================== =============== ========================
Eric E. Miller             Secretary since   Mr. Miller is Senior Vice            N/A                 None
                            December 2002    President, General Counsel,
Nationwide Funds Group                       and Assistant Secretary for
1200 River Road,                             Nationwide Funds Group(2).
Suite 1000
Conshohocken, PA 19428

1953
========================== ================= =============================== =============== ========================

----------
1    Length of time served includes time served with the Trust's predecessors.

2 This position is held with an affiliated person or principal underwriter of the Trust.

3 Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

     The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

         [All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.]

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
David C. Wetmore
=========================================================================================================================
Arden L. Shisler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISER (1), SUBADVISERS (2) OR DISTRIBUTOR
(3) AS OF DECEMBER 31, 2007

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================
David C. Wetmore
=========================================================================================================================

----------
1    Nationwide Fund Advisors.

2 Subadvisers include Aberdeen Asset Management Inc., AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, Nationwide Separate Accounts, LLC, NorthPointe Capital, LLC.

3 Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen                 $ 86,625           N/A                 N/A                        $ 172,000
====================================================================================================================
Paula H.J. Cholmondeley            82,250           N/A                 N/A                          170,750
====================================================================================================================
C. Brent DeVore                    80,875           N/A                 N/A                          161,750
====================================================================================================================
Phyllis Kay Dryden                 78,625           N/A                 N/A                          157,250
====================================================================================================================
Barbara L. Hennigar                82,625           N/A                 N/A                          163,750
====================================================================================================================
Barbara I. Jacobs                  82,375           N/A                 N/A                          163,500
====================================================================================================================
Douglas F. Kridler                 81,875           N/A                 N/A                          163,750
====================================================================================================================
Michael D. McCarthy                76,625           N/A                 N/A                          153,250
====================================================================================================================
Arden L. Shisler                   65,813           N/A                 N/A                          131,625
====================================================================================================================
David C. Wetmore                  121,500           N/A                 N/A                          241,750
====================================================================================================================

----------
* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds' proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at WWW.NATIONWIDEFUNDS.COM, or (iii) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

     The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA") manages the Funds in accordance with the policies and procedures established by the Trustees. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers" under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers.

         NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time.

The following Funds are subadvised:

Nationwide Bond Fund                                             Nationwide Mid Cap Growth Leaders Fund
Nationwide Bond Index Fund                                       Nationwide Mid Cap Market Index Fund
Nationwide China Opportunities Fund                              Nationwide Money Market Fund
Nationwide Emerging Markets Fund                                 Nationwide Optimal Allocations Fund: Defensive
Nationwide Enhanced Income Fund                                  Nationwide Optimal Allocations Fund: Moderate
Nationwide Fund                                                  Nationwide Optimal Allocations Fund: Moderate
Nationwide Global Utilities Fund                                    Growth
Nationwide Global Financial Services Fund                        Nationwide Optimal Allocations Fund: Growth
Nationwide Global Health Sciences Fund                           Nationwide Optimal Allocations Fund: Specialty
Nationwide Global Natural Resources Fund                         Nationwide S&P 500 Index Fund
Nationwide Global Technology and Communications Fund             Nationwide Short Duration Bond Fund
Nationwide Government Bond Fund                                  Nationwide Small Cap Fund
Nationwide Growth Fund                                           Nationwide Small Cap Index Fund
Nationwide International Growth Fund                             Nationwide Small Cap Leaders Fund
Nationwide International Index Fund                              Nationwide U.S. Growth Leaders Fund
Nationwide Large Cap Value Fund                                  Nationwide U.S. Growth Leaders Long-Short Fund
Nationwide Leaders Fund                                          Nationwide Value Opportunities Fund
Nationwide Micro Cap Equity Fund                                 Nationwide Worldwide Leaders Fund
Nationwide Mid Cap Growth Fund                                   NorthPointe Small Cap Value Fund
                                                                 NorthPointe Small Cap Growth Fund

NATIONWIDE FUND ADVISORS

         NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Nationwide Mid Cap Growth Leaders                $0 up to $250 million                              0.80%
Fund                                             $250 million up to $1 billion                      0.77%
                                                 $1 billion up to $2 billion                        0.74%
                                                 $2 billion up to $5 billion                        0.71%
                                                 $5 billion and more                                0.68%

Nationwide Growth Fund                           $0 up to $250 million                              0.60%
Nationwide Fund                                  $250 million up to $1 billion                      0.575%
                                                 $1 billion up to $2 billion                        0.55%
                                                 $2 billion up to $5 billion                        0.525%
                                                 $5 billion and more                                0.50%

Nationwide Bond Fund,                            $0 up to $250 million                              0.50%
Nationwide Tax-Free Income Fund, and             $250 million up to $1 billion                      0.475%
Nationwide Government Bond Fund                  $1 billion up to $2 billion                        0.45%
                                                 $2 billion up to $5 billion                        0.425%
                                                 $5 billion and more                                0.40%

Nationwide Money Market Fund                     $0 up to $1 billion                                0.40%
                                                 $1 billion up to $2 billion                        0.38%
                                                 $2 billion up to $5 billion                        0.36%
                                                 $5 billion and more                                0.34%

Nationwide S&P 500 Index Fund                    $0 up to $1.5 billion                              0.13%
                                                 $1.5 billion up to $3 billion                      0.12%
                                                 $3 billion up to $4.5 billion                      0.11%
                                                 $4.5 billion and more                              0.10%


Nationwide Small Cap Index Fund                  $0 up to $1.5 billion                              0.20%
                                                 $1.5 billion up to $3 billion                      0.19%
                                                 $3 billion and more                                0.18%

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Nationwide Mid Cap Market Index                  $0 up to $1.5 billion                              0.22%
Fund                                             $1.5 billion up to $3 billion                      0.21%
                                                 $3 billion and more                                0.20%

Nationwide Bond Index Fund                       $0 up to $1.5 billion                              0.22%
                                                 $1.5 billion up to $3 billion                      0.21%
                                                 $3 billion and more                                0.20%

Nationwide International Index Fund              $0 up to $1.5 billion                              0.27%
                                                 $1.5 billion up to $3 billion                      0.26%
                                                 $3 billion and more                                0.25%

Nationwide Large Cap Value Fund                  up to $100 million                                 0.75%
                                                 $100 million or more                               0.70%

Nationwide Small Cap Fund                        up to $100 million                                 0.95%
                                                 $100 million or more                               0.80%


Nationwide Small Cap Leaders Fund                All Assets                                         0.95%

Nationwide Value Opportunities Fund              $0 up to $250 million                              0.70%
                                                 $250 million up to $1 billion                      0.675%
                                                 $1 billion up to $2 billion                        0.65%
                                                 $2 billion up to $5 billion                        0.625%
                                                 $5 billion and more                                0.60%

NorthPointe Small Cap Value Fund                 All assets                                         0.85%

Nationwide Global Natural Resources              $0 up to $500 million                              0.70%
Fund1                                            $500 million up to $2 billion                      0.65%
                                                 $2 billion and more                                0.60%

Nationwide Global Technology and                 $0 up to $500 million                              0.88%
Communications Fund (2)                          $500 million up to $2 billion                      0.83%
                                                 $2 billion and more                                0.78%

Nationwide Global Health Sciences                $0 up to $500 million                              0.90%
Fund (3)                                         $500 million up to $2 billion                      0.85%
                                                 $2 billion and more                                0.80%

Nationwide U.S. Growth Leaders Fund (4)          $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

Nationwide Leaders Fund (5)                      $0 up to $500 million                              0.80%
                                                 $500 million up to $2 billion                      0.70%
                                                 $2 billion and more                                0.65%

Nationwide Investor Destinations:                All assets                                         0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Nationwide Micro Cap Equity Fund                 All assets                                         1.25%

              FUND                                         ASSETS                              INVESTMENT ADVISORY FEE
              ----                                         ------                              -----------------------
Nationwide Mid Cap Growth Fund                   $0 up to $250 million                              0.75%
                                                 $250 million up to $1 billion                      0.725%
                                                 $1 billion up to $2 billion                        0.70%
                                                 $2 billion up to $5 billion                        0.675%
                                                 $5 billion and more                                0.65%

Nationwide U.S. Growth Leaders                   $0 up to $250 million                              1.50%
Long-Short Fund                                  $250 million and more                              1.25%

Nationwide China Opportunities Fund (6)          $0 up to $500 million                              1.25%
                                                 $500 million up to $2 billion                      1.20%
                                                 $2 billion and more                                1.15%

Nationwide Optimal Allocations                   All Assets                                         0.15%
Funds:
     Growth Fund
     Moderate Growth Fund
     Moderate Fund
     Specialty Fund
     Defensive Fund

NorthPointe Small Cap Growth Fund               All Assets                                          0.95%

Nationwide Emerging Markets Fund(7)             $0 up to $500 million                               1.05%
                                                $500 million up to $2 billion                       1.00%
                                                $2 billion and more                                 0.95%

Nationwide International Growth Fund(8)         $0 up to $500 million                               0.90%
                                                $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Nationwide Worldwide Leaders Fund (9)           $0 up to $500 million                               0.90%
                                                $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Nationwide Global Financial Services            $0 up to $500 million                               0.90%
Fund (10)                                       $500 million up to $2 billion                       0.85%
                                                $2 billion and more                                 0.80%

Nationwide Global Utilities Fund (11)           $0 up to $500 million                               0.70%
                                                $500 million up to $2 billion                       0.65%
                                                $2 billion and more                                 0.60%

Nationwide Short Duration Bond Fund             $0 up to $500 million                               0.35%
                                                $500 million up to $1 billion                       0.34%
                                                $1 billion up to $3 billion                         0.325%
                                                $3 billion up to $5 billion                         0.30%
                                                $5 billion up to $10 billion                        0.285%
                                                $10 billion and more                                0.275%

Nationwide Enhanced Income Fund                 $0 up to $500 million                               0.35%
                                                $500 million up to $1 billion                       0.34%
                                                $1 billion up to $3 billion                         0.325%
                                                $3 billion up to $5 billion                         0.30%
                                                $5 billion up to $10 billion                        0.285%
                                                $10 billion and more                                0.275%

----------
1 The advisory fee at each breakpoint for the Nationwide Global Natural Resources Fund is a base fee, and actual fees may be higher or lower depending upon the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

2 The advisory fee at each breakpoint for the Nationwide Global Technology and Communications Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

3 The advisory fee at each breakpoint for the Nationwide Global Health Sciences Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

4 The advisory fee at each breakpoint for the Nationwide U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

5 The advisory fee at each breakpoint for the Nationwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

6 The advisory fee at each breakpoint for the Nationwide China Opportunities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount the Fund will pay lower fees.

7 The advisory fee at each breakpoint for the Nationwide Emerging Markets Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

8 The advisory fee at each breakpoint for the Nationwide International Growth Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI All Country World Index Free ex US. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

9 The advisory fee at each breakpoint for the Nationwide Worldwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

10 The advisory fee at each breakpoint for the Nationwide Global Financial Services Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

11 The advisory fee at each breakpoint for the Nationwide Global Utilities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its composite benchmark comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES

NATIONWIDE GLOBAL NATURAL RESOURCES FUND, NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND, NATIONWIDE GLOBAL HEALTH SCIENCES FUND, NATIONWIDE LEADERS FUND, NATIONWIDE CHINA OPPORTUNITIES FUND, NATIONWIDE EMERGING MARKETS FUND, NATIONWIDE INTERNATIONAL GROWTH FUND, NATIONWIDE WORLDWIDE LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND AND NATIONWIDE GLOBAL UTILITIES FUND

         As described above and in each of the Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12 month rolling period. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12 month rolling period as follows:

                  Out or Under                            Change in Fees
                  Performance
                  +/- 100 bps                                 2bps
                  +/- 200 bps                                 4bps
                  +/- 300 bps                                 6bps
                  +/- 400 bps                                 8bps
                  +/- 500 bps or more                         10bps

         As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

-------------------------------------------- -----------------------------------
                                             Global Technology and
                                             Communications Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
0.88% for assets up to $500 million          0.98%                    0.78%
-------------------------------------------- ----------------------------------
0.83% for assets of $500 million and more    0.93%                    0.73%
but less than $2 billion
-------------------------------------------- ----------------------------------
0.78% on assets of $2 billion and more       0.88%                    0.68%
-------------------------------------------- ----------------------------------


-------------------------------------------- ----------------------------------
                                             Global Natural Resources Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
 0.70% for assets up to $500 million          0.80%                   0.60%
-------------------------------------------- ----------------------------------
0.65% for assets of $500 million and more     0.75%                   0.55%
but less than $2 billion
-------------------------------------------- ----------------------------------
0.60% on assets of $2 billion and more        0.70%                   0.50%
-------------------------------------------- ----------------------------------


-------------------------------------------- -----------------------------------
                                             Global Health Sciences Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
0.90% for assets up to $500 million          1.00%                    0.80%
-------------------------------------------- ----------------------------------
0.85% for assets of $500 million and         0.95%                    0.75%
more but less than $2 billion
-------------------------------------------- ----------------------------------
0.80% on assets of $2 billion or more        0.90%                    0.70%
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------
                                             China Opportunities Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
1.25% for assets up to $500 million          1.35%                    1.15%
-------------------------------------------- ----------------------------------
1.20% for assets of $500 million and         1.30%                    1.10%
more but less than $2 billion
-------------------------------------------- ----------------------------------
1.15% on assets of $2 billion or more        1.25%                    1.05%
-------------------------------------------- ----------------------------------


-------------------------------------------- ----------------------------------
                                             Nationwide Leaders Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
0.80% for assets up to $500 million          0.90%                    0.70%
-------------------------------------------- ----------------------------------
0.70% for assets of $500 million and         0.80%                    0.60%
more but less than $2 billion
-------------------------------------------- ----------------------------------
0.65% on assets of $2 billion or more        0.75%                    0.55%
-------------------------------------------- ----------------------------------


-------------------------------------------- ----------------------------------
                                             Global Utilities Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
0.70% for assets up to $500 million          0.80%                    0.60%
-------------------------------------------- ----------------------------------
0.65% for assets of $500 million and         0.75%                    0.55%
more but less than $2 billion
-------------------------------------------- ----------------------------------
0.60% on assets of $2 billion and more       0.70%                    0.50%
-------------------------------------------- ----------------------------------


-------------------------------------------- ----------------------------------
                                             International Growth, Worldwide
                                             Leaders and Global Financial
                                             Services Funds

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
0.90% for assets up to $500 million          1.00%                    0.80%
-------------------------------------------- ----------------------------------
0.85% for assets of $500 million and
more but less than $2 billion                0.95%                    0.75%
-------------------------------------------- ----------------------------------
0.80% on assets of $2 billion and more       0.90%                    0.70%
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------
                                             Emerging Markets Fund

                                             Possible Advisory Fees

Base Advisory Fee                            Highest                  Lowest
-------------------------------------------- ----------------------------------
1.05% for assets up to $500 million
                                             1.15%                    0.95%
-------------------------------------------- ----------------------------------
1.00% for assets of $500 million and more
but less than $2 billion                     1.10%                    0.90%
-------------------------------------------- ----------------------------------
0.95% on assets of $2 billion and more       1.05%                    0.85%
-------------------------------------------- ----------------------------------

         The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12 month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.

         The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.

         By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the preceding 12 month rolling performance period ended October 31, 2008. Further assume that NFA is earning a base advisory fee for such Fund at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending October 31, 2008 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended October 31, 2008. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

          FUND                                              BENCHMARK
          ----                                              ---------
Nationwide Global Natural Resources Fund          Goldman Sachs Natural Resources Index
Nationwide Global Health Sciences Fund            Goldman Sachs Healthcare Index
Nationwide Leaders Fund                           S&P 500 Index
Nationwide Global Technology and                  Goldman Sachs Technology Composite
Fund Communications                                  Index
Nationwide China Opportunities Fund               MSCI Zhong Hua Index
Nationwide Emerging Markets  Fund                 MSCI Emerging Markets Index
Nationwide International Growth Fund              MSCI All Country World Index Free ex US
Nationwide Worldwide Leaders Fund                 MSCI World Index
Nationwide Global Financial Services Fund         MSCI World Financial Index
Nationwide Global Utilities Fund                  60% MSCI World Telecommunication Service
                                                  Index, 40% MSCI World Utilities Service
                                                  Index

NATIONWIDE U.S. GROWTH LEADERS FUND

         As described above and in the Fund's Prospectus, the Nationwide U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month rolling performance period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND           BENCHMARK        REQUIRED EXCESS     BASE ADVISORY         HIGHEST POSSIBLE     LOWEST POSSIBLE
                                PERFORMANCE         FEE                   ADVISORY FEE AT      ADVISORY FEE AT
                                                                          EACH BREAK POINT     EACH BREAK POINT
Nationwide     S&P 500 Index    12.0%               0.90% for assets               1.12%            0.68%
U.S. Growth                                         up to $500 million
Leaders Fund

                                                    0.80% for assets               0.98%            0.62%
                                                    of $500 million
                                                    up to $2 billion,

                                                    0.75% for assets of            0.91%            0.59%
                                                    $2 billion and more

         The performance adjustment for the U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a 36 month rolling performance period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month rolling performance period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.

         The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Nationwide U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Nationwide U.S. Growth Leaders Fund's average net assets over the 36 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.

         By way of example, assume the Nationwide U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36 month period ended October 31, 2007. Further assume that NFA is earning a base advisory fee at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending October 31, 2008 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.22% times the Fund's average net assets over the rolling 36 month period ended October 31, 2008. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36 month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

         Under the performance fee arrangements described above, NFA can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount stated above.

LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         With respect to the following funds, Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Health Sciences Fund, NorthPointe Small Cap Value Fund, Nationwide Value Opportunities Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Micro Cap Equity Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date but no more than five years from the fiscal year in which a waiver or reimbursement was made and the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         With respect to the Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Cap Growth Leaders Fund, Nationwide Money Market Fund, Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund, NorthPointe Small Cap Growth Fund, Nationwide Small Cap Leaders Fund, Nationwide China Opportunities Fund, Nationwide Global Natural Resources Fund and the Nationwide Optimal Allocations Funds, Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders Fund, Nationwide Global Financial Services Fund, Nationwide Global Utilities Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         [Until at least [May 1, 2009] NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business, for certain Funds of the Trust as follows1:

o Nationwide Mid Cap Growth Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Large Cap Value Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares and Institutional Service Class shares

o Nationwide Small Cap Leaders Fund to 1.35% Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

 o Nationwide S&P 500 Index Fund to 0.23% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, Service Class shares, Institutional Class shares, and Local Fund shares

o Nationwide U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Value Opportunities Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o    NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

o NorthPointe Small Cap Growth Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Technology and Communications Fund to 1.38% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Health Sciences Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Each of the Investor Destinations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Service Class shares, and Institutional Class shares

o Nationwide Small Cap Index Fund to 0.30% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Mid Cap Market Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide International Index Fund to 0.37% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Bond Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Micro Cap Equity Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide U.S. Growth Leaders Long-Short Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares (2)

o Nationwide China Opportunities Fund to 1.75% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Natural Resources Fund for 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Optimal Allocations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Money Market Fund to 0.59% for Prime shares, Service Class shares, Class C shares, and Institutional Class shares (1), (3)

o Nationwide Enhanced Income Fund to 0.45% for Class A shares, Class R shares, Institutional Service Class shares and Institutional Class shares

o Nationwide Short Duration Bond Fund to 0.55% for Class A shares, Class C shares, Service Class shares, Institutional Class shares and IRA Class shares

o Nationwide Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares]

------------
1    [Effective until at least May 1, 2009.]

2    [NFA has agreed to waive an amount equal to 0.25% from its management fee]

3 [In addition, with respect to the Service Class of the Nationwide Money Market Fund, effective until at least May 1, 2009, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%.]

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFA and Morley Capital Management, Inc., the former investment adviser to the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund, earned the following fees for investment advisory services:

                                                                            NFA INVESTMENT ADVISORY FEES
                                                                               YEAR ENDED OCTOBER 31,
                                               ---------------------------------------------------------------------------------
                                                       2007                      2006                            2005
                                               ----------------------   ------------------------      --------------------------
                                                 FEES         FEES        FEES           FEES            FEES            FEES
FUND                                           EARNED(1)   REIMBURSED   EARNED(1)     REIMBURSED       EARNED(1)      REIMBURSED
----                                           ---------   ----------   ---------     ----------      ----------      ----------
Nationwide Optimal Allocations Fund: Growth   [_____]       [_____]            $0        $59,804            $0         $88,800
Nationwide Optimal Allocations Fund:          [_____]       [_____]
    Moderate Growth                                                             0         61,571             0          96,103
Nationwide Optimal Allocations Fund:          [_____]       [_____]
    Moderate                                                                    0         61,040             0          93,106
Nationwide Optimal Allocations Fund:          [_____]       [_____]
    Specialty                                                                   0         75,756             0         104,891
Nationwide Optimal Allocations Fund:          [_____]       [_____]
    Defensive(3)                                                              n/a            n/a           n/a             n/a
Nationwide Bond Fund                          [_____]       [_____]       560,910              0      $611,058               0
Nationwide China Opportunities Fund           [_____]       [_____]       254,379         22,860        53,056          66,130
Nationwide Global Health Sciences Fund        [_____]       [_____]       231,451              0       171,743          16,979
Nationwide Global Natural Resources Fund      [_____]       [_____]       348,236              0        25,554          37,587
Nationwide Global Technology and              [_____]       [_____]
Communications Fund                                                        97,991         39,246        35,131          45,576
Nationwide Government Bond Fund               [_____]       [_____]       765,900              0       864,594               0
Nationwide Growth Fund                        [_____]       [_____]     1,355,471              0     1,512,351               0
Nationwide Investor Destinations              [_____]       [_____]
    Aggressive Fund                                                       904,652              0       621,717               0
Nationwide Investor Destinations              [_____]       [_____]
    Moderately Aggressive Fund                                          1,535,291              0     1,062,546               0
Nationwide Investor Destinations              [_____]       [_____]
    Moderate Fund                                                       1,698,138              0     1,121,567               0
Nationwide Investor Destinations              [_____]       [_____]
    Moderately Conservative Fund                                          376,578              0       291,679             260
Nationwide Investor Destinations              [_____]       [_____]
    Conservative Fund                                                     248,596              0       206,010           3,651
Nationwide Large Cap Value Fund               [_____]       [_____]       262,617              0       232,093           8,421
Nationwide U.S. Growth Leaders Long- Short    [_____]       [_____]
    Fund                                                                1,353,017              0       623,524          43,113

                                                                            NFA INVESTMENT ADVISORY FEES
                                                                               YEAR ENDED OCTOBER 31,
                                               ---------------------------------------------------------------------------------
                                                       2007                      2006                            2005
                                               ----------------------   ------------------------      --------------------------
                                                 FEES         FEES        FEES           FEES            FEES            FEES
FUND                                           EARNED(1)   REIMBURSED   EARNED(1)     REIMBURSED       EARNED(1)      REIMBURSED
----                                           ---------   ----------   ---------     ----------      ----------      ----------
Nationwide Micro Cap Equity Fund              [_____]       [_____]     1,519,635              0     1,740,056          19,206
Nationwide Mid Cap Growth Fund                [_____]       [_____]        46,187         27,464                        36,261
Nationwide Mid Cap Growth Leaders Fund        [_____]       [_____]       318,579         27,262       169,629          83,813
Nationwide Money Market Fund                  [_____]       [_____]     6,310,450              0     6,216,960           1,938
Nationwide Fund                               [_____]       [_____]     7,369,230              0     7,933,531               0
Nationwide Leaders Fund                       [_____]       [_____]       109,349         22,019        54,471          31,180
Nationwide Small Cap Fund                     [_____]       [_____]     1,722,854              0       297,241           3,826
Nationwide Small Cap Leaders Fund             [_____]       [_____]       239,221          9,303        30,584          62,315
Nationwide Tax-Free Income Fund               [_____]       [_____]       842,625              0       932,283               0
Nationwide U.S. Growth Leaders Fund(5)        [_____]       [_____]     1,353,017              0       574,027               0
Nationwide Value Opportunities Fund           [_____]       [_____]       112,006         47,791        85,209          54,601
Nationwide Bond Index Fund                    [_____]       [_____]     3,857,103        663,758     2,051,322         710,181
Nationwide International Index Fund           [_____]       [_____]     4,540,332        631,723     2,355,335         756,273
Nationwide Mid Cap Market Index Fund          [_____]       [_____]     2,625,630        509,553     1,304,736         519,931
Nationwide S&P 500 Index Fund                 [_____]       [_____]     3,841,921        808,395     1,820,253       1,108,994
Nationwide Small Cap Index Fund               [_____]       [_____]     1,043,208        222,353       457,564         256,790
NorthPointe Small Cap Growth Fund             [_____]       [_____]       480,852         28,148       435,018          44,324
NorthPointe Small Cap Value Fund              [_____]       [_____]       233,282         17,755       239,023           4,960
Nationwide Emerging Markets Fund(6)           [_____]       [_____]       607,164              0       334,734               0
Nationwide Global Financial Services Fund(6)  [_____]       [_____]       272,215              0        61,780          33,642
Nationwide Global Utilities Fund(6)           [_____]       [_____]        90,092         38,548        14,884          50,361
Nationwide International Growth Fund(6)       [_____]       [_____]       291,065          2,995        66,804          37,930
Nationwide Worldwide Leaders Fund(6)          [_____]       [_____]       424,069         25,742       243,227          84,058

                                                                  MORLEY CAPITAL MANAGEMENT, INC. INVESTMENT ADVISORY FEES
                                               ---------------------------------------------------------------------------------
                                                       2007                      2006                            2005
                                               ----------------------   ------------------------      --------------------------
                                                 FEES         FEES        FEES           FEES            FEES            FEES
FUND                                           EARNED(1)   REIMBURSED   EARNED(1)     REIMBURSED       EARNED(1)      REIMBURSED
----                                           ---------   ----------   ---------     ----------      ----------      ----------
Nationwide Short Duration Bond                [_____]       [_____]       386,120              0       597,359         238,942
Fund(7)

                                                                  MORLEY CAPITAL MANAGEMENT, INC. INVESTMENT ADVISORY FEES
                                               ---------------------------------------------------------------------------------
                                                       2007                      2006                            2005
                                               ----------------------   ------------------------      --------------------------
                                                 FEES         FEES        FEES           FEES            FEES            FEES
FUND                                           EARNED(1)   REIMBURSED   EARNED(1)     REIMBURSED       EARNED(1)      REIMBURSED
----                                           ---------   ----------   ---------     ----------      ----------      ----------
Nationwide Enhanced Income Fund(7)            [_____]       [_____]     1,730,576        180,035     1,141,836         196,148


------------
1    Fees net of reimbursement.

2    Fund commenced operations on June 29, 2004.

3    Fund commenced operations on December 15, 2006

4    Fund commenced operations on March 30, 2004.

5 The Fund has not paid the performance component of its advisory fee since June 2004.

6 NWD Management & Research Trust ("NMRT") was the Fund's investment adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those earned by NMRT.

7 Morley Capital Management, Inc. was the Fund's investment adviser until April 30, 2007.

SUBADVISERS

      The subadvisers for certain of the Funds advised by NFA are as follows:

FUND                                                 SUBADVISER
----                                                 ----------
Nationwide Large Cap Value Fund                      NorthPointe Capital LLC ("NorthPointe")
Nationwide Value Opportunities Fund                  NorthPointe
NorthPointe Small Cap Value Fund                     NorthPointe
NorthPointe Small Cap Growth Fund                    NorthPointe
Nationwide Mid Cap Growth Fund                       NorthPointe
Nationwide Micro Cap Equity Fund                     NorthPointe
Nationwide Small Cap Leaders Fund                    NorthPointe
Nationwide Mid Cap Growth Leaders Fund               Security Global Investors ("SGI")
Nationwide S&P 500 Index Fund                        BlackRock Investment Management, LLC ("BlackRock")
Nationwide Small Cap Index Fund                      BlackRock
Nationwide Mid Cap Market Index Fund                 BlackRock
Nationwide International Index Fund                  BlackRock
Nationwide Bond Index Fund                           BlackRock
Nationwide Short Duration Bond Fund                  Morley Capital Management, Inc. ("Morley")
Nationwide Enhanced Income Fund                      Morley
Nationwide China Opportunities Fund                  Gartmore Global Partners ("GGP")
Nationwide Emerging Markets Fund                     GGP
Nationwide International Growth Fund                 GGP
Nationwide Worldwide Leaders Fund                    GGP
Nationwide Global Utilities Fund                     GGP
Nationwide Fund                                      Aberdeen Asset Management Inc. ("Aberdeen")
Nationwide Global Financial Services Fund            Aberdeen
Nationwide Global Health Sciences Fund               Aberdeen
Nationwide Global Natural Resources Fund             Aberdeen
Nationwide Global Technology and
  Communications Fund                                Aberdeen
Nationwide Growth Fund                               Aberdeen
Nationwide Leaders Fund                              Aberdeen
Nationwide Optimal Allocations Fund:
  Defensive                                          Aberdeen
Nationwide Optimal Allocations Fund:
  Moderate                                           Aberdeen
Nationwide Optimal Allocations Fund:
  Moderate Growth                                    Aberdeen
Nationwide Optimal Allocations Fund:
  Growth                                             Aberdeen
Nationwide Optimal Allocations Fund:
  Specialty                                          Aberdeen
Nationwide Small Cap Fund                            Aberdeen
Nationwide Small Cap Leaders Fund                    Aberdeen
Nationwide U.S. Growth Leaders Fund                  Aberdeen
Nationwide U.S. Growth Leaders
  Long-Short Fund                                    Aberdeen
Nationwide Bond Fund                                 Nationwide Asset Management, LLC ("NWAM")
Nationwide Government Bond Fund                      NWAM
Nationwide Money Market Fund                         NWAM

         NorthPointe Capital, LLC, 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe was previously an indirect is a subsidiary of NorthPointe Holdings, LLC.

         Security Global Investors ("SGi") [insert information about SGI].

         Morley Capital Management, Inc., located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. MCM was the investment adviser to each of the Nationwide Short Duration Bond Fund and the Nationwide Enhanced Income Fund until April 30, 2007. MCM is a subsidiary of Principal Global Investors, LLC.

         BlackRock Investment Management, LLC, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management.

         Gartmore Global Partners, 8 Fenchurch Place, London, England, United Kingdom, was previously an affiliate of NFA. However, effective September 29, 2006, GGP is no longer affiliated with NFA.

         Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen manages or sub-advises approximately $33 billion in U.S. fixed income and equity assets for institutional and retail clients, as of October 1, 2007. Worldwide, Aberdeen PLC has $190.7 billion in client assets under management in a range of global equity, fixed income and property investments.

         Nationwide Asset Management, LLC, One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, [provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.]

         Subject to the supervision of NFA and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

         A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will be available in the Funds' semi-annual report to the shareholders for the six-month period ended April 30, 2008.

SUBADVISORY FEES PAID

         The following table sets forth the amount NFA paid to the subadvisers for the fiscal periods ended October 31, 2007, 2006 and 2005 (unless otherwise noted):

FUND(1)                                                                      YEAR ENDED OCTOBER 31,
-------                                                        ------------------------------------------------
                                                                 2007                  2006              2005
                                                               --------              --------          --------
Nationwide Growth Fund                                         [_____]                0                   0
Nationwide China Opportunities Fund                            [_____]              16,140              60,354
Nationwide Large Cap Value Fund                                [_____]              70,031             112,240
                                                               [-----]
Nationwide U.S. Growth Leaders Long-Short Fund                                        0                   0
Nationwide Small Cap Fund                                      [_____]                0                   0
Nationwide S&P 500 Index Fund                                  [_____]             571,941             463,187
Nationwide Value Opportunities Fund                            [_____]                0                   0

FUND(1)                                                                      YEAR ENDED OCTOBER 31,
-------                                                        ------------------------------------------------
                                                                 2007                  2006              2005
                                                               --------              --------          --------
NorthPointe Small Cap Value Fund                               [_____]                0                   0
Nationwide Small Cap Index Fund                                [_____]             363,619             250,025
Nationwide Mid Cap Market Index Fund                           [_____]             977,563             746,468
Nationwide International Index Fund                            [_____]            1,899,029           1,382,942
Nationwide Bond Index Fund                                     [_____]            1,453,166           1,129,735
Nationwide Emerging Markets Fund(2)                            [_____]              28,584             168,356
Nationwide International Growth Fund(2)                        [_____]              19,445              50,909
Nationwide Worldwide Leaders Fund(2)                           [_____]              18,049             153,430
Nationwide Global Utilities Fund(2)                            [_____]              5,840               31,153
Nationwide Enhanced Income Fund                                [_____]
Nationwide Fund(3)                                             [_____]               n/a                 n/a
Nationwide Global Financial Services Fund(3)                   [_____]               n/a                 n/a
Nationwide Global Health Sciences Fund(3)                      [_____]               n/a                 n/a
Nationwide Global Natural Resources Fund(3)                    [_____]               n/a                 n/a
Nationwide Global Technology and                               [_____]               n/a                 n/a
  Communications Fund(3)
Nationwide Growth Fund(3)                                      [_____]               n/a                 n/a
Nationwide Leaders Fund(3)                                     [_____]               n/a                 n/a
Nationwide Micro Cap Equity Fund                               [_____]
Nationwide Mid Cap Growth Fund                                 [_____]
Nationwide Mid Cap Growth Leaders Fund                         [_____]
Nationwide Money Market Fund                                   [_____]
Nationwide Optimal Allocations Fund:  Defensive(3)             [_____]               n/a                 n/a
Nationwide Optimal Allocations Fund:  Moderate(3)              [_____]               n/a                 n/a
Nationwide Optimal Allocations Fund:  Moderate                 [_____]               n/a                 n/a
  Growth(3)
Nationwide Optimal Allocations Fund:  Growth(3)                [_____]               n/a                 n/a
Nationwide Optimal Allocations Fund:  Specialty(3)             [_____]               n/a                 n/a
Nationwide Short Duration Bond Fund                            [_____]
Nationwide Small Cap Leaders Fund                              [_____]
Nationwide U.S. Growth Leaders Fund(3)                         [_____]               n/a                 n/a
Northpointe Small Cap Growth Fund                              [_____]
Northpointe Small Cap Value Fund                               [_____]

------------
1 The Nationwide Short Duration Bond, Nationwide Enhanced Income, Nationwide Mid Cap Growth Leaders, Nationwide Mid Cap Growth, Nationwide Micro Cap Equity and Nationwide Small Cap Leaders Funds did not have subadviser arrangements until May 1, 2007.

2 NMRT was the Fund's adviser until September 29, 2006 when it transferred its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those paid by NMRT.

3 The Nationwide Fund, Nationwide Growth Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, and the Nationwide Optimal Allocations Funds did not have subadviser arrangements until October 1, 2007.

MULTI-MANAGER STRUCTURE

         NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by
(i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller

         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

      During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFD received the following commissions from the sale of shares of the Funds:

------------------------------------------------------------- -----------------------------------------------------
                                                                             YEARS ENDED OCTOBER 31
                                                              -----------------------------------------------------
      FUNDS                                                          2007              2006             2005
                                                                     ----              ----             ----
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Optimal Allocations Fund: Growth                        [_____]           7,739.56         $2,271.26
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Optimal Allocations Fund: Moderate Growth               [_____]           24,442.56        11,105.98
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Optimal Allocations Fund: Moderate                      [_____]           33,492.47        17,827.43
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Optimal Allocations Fund: Specialty                     [_____]           30,340.26        8,592.39
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Optimal Allocations Fund: Defensive                     [_____]              n/a              n/a
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Bond Fund                                               [_____]           1,905.90         2,855.52
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide China Opportunities Fund                                [_____]           23,088.95        11,701.12
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Emerging Markets Fund                                   [_____]           18,041.93        7,403.22
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Global Financial Services Fund                          [_____]           25,011.67        2,092.06
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Global Health Sciences Fund                             [_____]           1,756.80         1,756.66
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Global Natural Resources Fund                           [_____]           52,540.95        28,128.89
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Global Technology and Communications Fund               [_____]            810.66           737.19
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Global Utilities Fund                                   [_____]           3,809.28         2,486.86
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Government Bond Fund                                    [_____]           1,879.75         2,416.45
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Growth Fund                                             [_____]           10,681.72        15,191.46
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide International Growth Fund                               [_____]           19,046.61        1,195.07
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Investor Destinations                                   [_____]
Aggressive Fund                                                                      51,440.11        52,166.24
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Investor Destinations                                   [_____]
Moderately Aggressive Fund                                                           95,770.57        97,971.02
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Investor Destinations                                   [_____]
Moderate Fund                                                                        78,286.98       101,146.99
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Investor Destinations                                   [_____]
Moderately Conservative Fund                                                         24,246.15        38,094.98
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Investor Destinations                                   [_____]
Conservative Fund                                                                    11,462.75        18,803.55
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Large Cap Value Fund                                    [_____]           3,315.35         3,850.44
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide U.S. Growth Leaders Long-Short Fund                     [_____]           9,217.38         8,021.01
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Micro Cap Equity Fund                                   [_____]           4,844.44         42,048.76
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Mid Cap Growth Fund                                     [_____]           1,881.68         1,251.51
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Mid Cap Growth Leaders Fund                             [_____]           2,019.45         2,335.98
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Short Duration Bond Fund                                [_____]            660.71          $1,800.98
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Enhanced Income Fund                                    [_____]           1,695.10          103.80
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Fund                                                    [_____]           30,041.09        28,255.59
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Leaders Fund                                            [_____]           2,523.78         3,599.01
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Small Cap Fund                                          [_____]          142,162.67        7,469.93
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Small Cap Leaders Fund                                  [_____]           8,395.70         6,572.51
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Tax-Free Income Fund                                    [_____]           10,205.47        10,648.26
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide U.S. Growth Leaders Fund                                [_____]           41,581.99        35,013.13
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Value Opportunities Fund                                [_____]            822.13          2,319.55
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Worldwide Leaders Fund                                  [_____]           9,531.59          843.49
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Bond Index Fund                                         [_____]           1,483.76         1,681.62
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide International Index Fund                                [_____]            479.43           383.62
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Mid Cap Market Index Fund                               [_____]           3,288.95         2,637.07
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide S&P 500 Index Fund                                      [_____]           4,330.36         6,350.65
------------------------------------------------------------- ------------------- ---------------- ----------------
Nationwide Small Cap Index Fund                                    [_____]           1,964.00          685.13
------------------------------------------------------------- ------------------- ---------------- ----------------
NorthPointe Small Cap Growth Fund                                  [_____]               0                0
------------------------------------------------------------- ------------------- ---------------- ----------------
NorthPointe Small Cap Value Fund                                   [_____]               0                0
------------------------------------------------------------- ------------------- ---------------- ----------------

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFD received the following amounts from such sales charges:

---------------------------------------------------------------- --------------------------------------------------
                                                                              YEARS ENDED OCTOBER 31
                                                                 --------------------------------------------------
FUNDS                                                                 2007             2006             2005
-----                                                                 ----             ----             ----
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Optimal Allocations Fund: Growth                         [_____]          1,216.04           $199
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Optimal Allocations Fund: Moderate Growth                [_____]          4,568.62            773
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Optimal Allocations Fund: Moderate                       [_____]          9,615.56           2,040
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Optimal Allocations Fund: Specialty                      [_____]          2,285.51            629
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Optimal Allocations Fund: Defensive1                     [_____]             0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Bond Fund                                                [_____]          2,146.70           6,582
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide China Opportunities Fund                                 [_____]          7,570.82           2,355
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Emerging Markets Fund                                    [_____]          4,476.49           2,236
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Global Financial Services Fund                           [_____]         11,126.92            354
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Global Health Sciences Fund                              [_____]           910.19             869
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Global Natural Resources Fund                            [_____]         34,378.76           2,557
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Global Technology and Communications Fund                [_____]           816.26            3,017
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Global Utilities Fund                                    [_____]           221.23            1,102
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Government Bond Fund                                     [_____]           174.53           $16,727
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Growth Fund                                              [_____]          7,910.67          13,609
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide International Growth Fund                                [_____]          4,797.96            442
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Investor Destinations Aggressive Fund                    [_____]         36,899.97          30,750
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Investor Destinations Moderately Aggressive Fund         [_____]         75,184.79          64,859
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Investor Destinations Moderate Fund                      [_____]         67,053.64          58,334
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Investor Destinations Moderately Conservative Fund       [_____]         17,791.15          19,951
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Investor Destinations Conservative Fund                  [_____]         18,714.33          15,292
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Large Cap Value Fund                                     [_____]          3,513.97           1,498
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide U.S. Growth Leaders Long-Short Fund                      [_____]          5,632.36           2,655
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Micro Cap Equity Fund                                    [_____]         14,717.21          34,867
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Mid Cap Growth Fund                                      [_____]           63.79              349
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Mid Cap Growth Leaders Fund                              [_____]          7,419.21           8,423
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Money Market Fund                                        [_____]             0               3,408
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Short Duration Bond Fund                                 [_____]             0                20
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Enhanced Income Fund                                     [_____]             0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Fund                                                     [_____]         38,657.60          49,695
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Leaders Fund                                             [_____]           508.38             231
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Tax-Free Income Fund                                     [_____]           624.84           15,062
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide U.S. Growth Leaders Fund                                 [_____]         29,293.61          10,281
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Value Opportunities Fund                                 [_____]          3,265.70           6,556
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Worldwide Leaders Fund                                   [_____]          1,119.94            281
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Bond Index Fund                                          [_____]          1,780.38           3,532
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide International Index Fund                                 [_____]           329.55             280
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Mid Cap Market Index Fund                                [_____]           603.57            1,343
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide S&P 500 Index Fund                                       [_____]         15,086.05          10,400
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Small Cap Fund                                           [_____]         24,596.69           3,743
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Small Cap Index Fund                                     [_____]          1,623.02            877
---------------------------------------------------------------- --------------- ----------------- ----------------
Nationwide Small Cap Leaders Fund                                   [_____]          1,310.87            47
---------------------------------------------------------------- --------------- ----------------- ----------------
---------------------------------------------------------------- --------------- ----------------- ----------------
NorthPointe Small Cap Growth Fund                                   [_____]             0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------
NorthPointe Small Cap Value Fund                                    [_____]             0                 0
---------------------------------------------------------------- --------------- ----------------- ----------------

------------
1 The Nationwide Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.

         From such contingent deferred sales charges, NFD retained $_______, $520,405, and $397,885 for 2007, 2006 and 2005, respectively, after reallowances to dealers. NFD reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

         The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

o    0.25% of the average daily net assets of Class A shares of each applicable
     Fund;

o 0.25% of the average daily net assets of Service Class shares and IRA Class shares of the Nationwide Short Duration Bond Fund;

o 0.75% of the average daily net assets of Class C shares of the Nationwide Short Duration Bond Fund;

o 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

o 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Nationwide Money Market Fund and the Nationwide Short Duration Bond Fund;

o 0.85% of the average daily net assets of the Class X and Class Y shares of the Nationwide Bond, Nationwide Government Bond and Nationwide Tax-Free Income Funds;

o 0.15% of the average daily net assets of Service Class shares of the Nationwide Money Market and S&P 500 Index Funds;

o 0.07% of the average daily net assets of the Local Fund shares of the Nationwide S&P 500 Index Fund; and

o 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.

      During the fiscal year ended October 31, 2007 (unless otherwise noted), NFD earned the following distribution fees under the Plan:

------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
                                                                                                       SERVICE      LOCAL
                      FUND                          CLASS A      CLASS B    CLASS C      CLASS R        CLASS       CLASS
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Optimal Allocations Fund: Growth
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Optimal Allocations Fund: Moderate
Growth
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Optimal Allocations Fund: Moderate
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Optimal Allocations Fund: Specialty
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------

------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
                                                                                                       SERVICE      LOCAL
                      FUND                          CLASS A      CLASS B    CLASS C      CLASS R        CLASS       CLASS
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Optimal Allocations Fund: Defensive
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Bond Fund1
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide China Opportunities Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Emerging Markets Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Global Financial Services Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Global Health Sciences Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Global Natural Resources Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Global Technology and Communications
Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Global Utilities Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Government Bond Fund (1)
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Growth Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide International Growth Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Investor Destinations Aggressive Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Investor Destinations Moderately
Aggressive Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Investor Destinations Moderate Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Investor Destinations Moderately
Conservative Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Investor Destinations Conservative
Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Large Cap Value Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide U.S. Growth Leaders Long-Short Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Micro Cap Equity Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Mid Cap Growth Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Mid Cap Growth Leaders Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Money Market Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Short Duration Bond Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Enhanced Income Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Leaders Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Tax-Free Income Fund(1)
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide U.S. Growth Leaders Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Value Opportunities Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Worldwide Leaders Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Bond Index Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide International Index Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Mid Cap Market Index Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide S&P 500 Index Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Small Cap Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Small Cap Index Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
Nationwide Small Cap Leaders Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
NorthPointe Small Cap Growth Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------
NorthPointe Small Cap Value Fund
------------------------------------------------- ------------ ---------- ----------- -------------- ------------ -----------

------------
1 Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by NFD on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2007:

    ---------------------------------------- ---------------- ----------------
    FUNDS                                     CLASS X          CLASS Y
    ---------------------------------------- ---------------- ----------------
    Nationwide Bond Fund                     [_______]        [_______]
    ---------------------------------------- ---------------- ----------------
    Nationwide Government Bond Fund          [_______]        [_______]
    ---------------------------------------- ---------------- ----------------
    Nationwide Tax-Free Income Fund          [_______]        [_______]
    ---------------------------------------- ---------------- ----------------

    IRA CLASS SHARES
    ----------------

Nationwide Short Duration Bond Fund                                $[_______]

         Effective December 27, 2004 the Nationwide Short Duration Bond Fund ceased offering IRA Class shares to new investors.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         The Trust has been informed by NFD that during the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

------------------------------------------------ ---------------- -------------------- ------------------ ----------------
                                                                                            FINANCING          BROKER-
                                                   PROSPECTUS         DISTRIBUTOR         CHARGES WITH         DEALER
                                                   PRINTING &        COMPENSATION &     RESPECT TO B & C   COMPENSATION &
                     FUND                           MAILING(1)          COSTS(1)             SHARES             COSTS
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Bond Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Emerging Markets Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Global Financial Services Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Global Health Sciences Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------

------------------------------------------------ ---------------- -------------------- ------------------ ----------------
                                                                                            FINANCING          BROKER-
                                                   PROSPECTUS         DISTRIBUTOR         CHARGES WITH         DEALER
                                                   PRINTING &        COMPENSATION &     RESPECT TO B & C   COMPENSATION &
                     FUND                           MAILING(1)          COSTS(1)             SHARES             COSTS
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Global Technology and
Communications Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Global Utilities Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Government Bond Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Growth Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide High Yield Bond Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide International Growth Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Investor Destinations Aggressive
Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Investor Destinations Moderately
Aggressive Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Investor Destinations Moderate Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Investor Destinations Moderately
Conservative Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Investor Destinations Conservative
Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Large Cap Value Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide U.S. Growth Leaders Long-Short Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Micro Cap Equity Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Mid Cap Growth Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Mid Cap Growth Leaders Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Money Market Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Short Duration Bond Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Enhanced Income Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Leaders Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Small Cap Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Tax-Free Income Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide U.S. Growth Leaders Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Value Opportunities Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Worldwide Leaders Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Bond Index Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide International Index Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Mid Cap Market Index Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide S&P 500 Index Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Small Cap Index Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide China Opportunities Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Global Natural Resources Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Small Cap Leaders Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Optimal Allocations Fund:  Growth
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Optimal Allocations Fund:  Moderate
Growth
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Optimal Allocations Fund:  Moderate
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Optimal Allocations Fund:
Specialty
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Optimal Allocations Fund:  Defensive
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
NorthPointe Small Cap Growth Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------

------------------------------------------------ ---------------- -------------------- ------------------ ----------------
                                                                                            FINANCING          BROKER-
                                                   PROSPECTUS         DISTRIBUTOR         CHARGES WITH         DEALER
                                                   PRINTING &        COMPENSATION &     RESPECT TO B & C   COMPENSATION &
                     FUND                           MAILING(10          COSTS(1)             SHARES             COSTS
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Nationwide Small Cap Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------
Northpointe Small Cap Value Fund
------------------------------------------------ ---------------- -------------------- ------------------ ----------------

------------
1 Printing and mailing of prospectuses to other than current Fund shareholders.


ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Short Duration Bond Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, D, R or Institutional Service and Service Class shares, respectively, of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Nationwide Short Duration Bond Fund.

         The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

         During the fiscal year ended October 31, 2007, NFS and its affiliates received [________] in administrative services fees from the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                    ASSET LEVEL(1)                          AGGREGATE TRUST FEE
                    --------------                          -------------------
                 $0 up to $1 billion                              0.26%
             $1 billion up to $3 billion                          0.19%
             $3 billion up to $4 billion                          0.15%

                    ASSET LEVEL(1)                          AGGREGATE TRUST FEE
                    --------------                          -------------------
             $4 billion up to $5 billion                          0.08%
            $5 billion up to $10 billion                          0.05%
            $10 billion up to $12 billion                         0.03%
                $12 billion and more                              0.02%

------------
1 The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

      During the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, Nationwide SA Capital Trust, the Funds' former administrator, and NFM were paid combined fund administration and transfer agency fees from the Funds as follows:

                                                      YEAR ENDED             YEAR ENDED            PERIOD ENDED

                     FUND                          OCTOBER 31, 2007       OCTOBER 31, 2006       OCTOBER 31, 2005
                     ----
Nationwide Optimal Allocations Fund: Growth             [_____]                  $0                     $0
Nationwide Optimal Allocations Fund: Moderate           [_____]                   0                      0
Growth
Nationwide Optimal Allocations Fund: Moderate           [_____]                   0                      0
Nationwide Optimal Allocations Fund: Specialty          [_____]                   0                      0
Nationwide Optimal Allocations Fund: Defensive (1)      [_____]                  n/a                    n/a
Nationwide Bond Fund                                    [_____]                135,261                158,706
Nationwide China Opportunities Fund                     [_____]                41,879                 57,424
Nationwide Emerging Markets Fund                        [_____]                83,519                 33,542
Nationwide Global Financial Services Fund               [_____]                46,910                 56,788
Nationwide Global Health Sciences Fund                  [_____]                35,639                 25,060
Nationwide Global Natural Resources Fund                [_____]                69,775                 29,644
Nationwide Global Technology and                        [_____]                13,664                 13,185
Communications Fund
Nationwide Global Utilities Fund                        [_____]                25,790                 $28,213
Nationwide Government Bond Fund                         [_____]                166,159                207,288
Nationwide Growth Fund                                  [_____]                293,008                327,352
Nationwide International Growth Fund                    [_____]                50,244                 30,230
Nationwide Investor Destinations Aggressive             [_____]                   0                      0
Fund
Nationwide Investor Destinations Moderately             [_____]                   0                      0
Aggressive Fund
Nationwide Investor Destinations Moderate Fund          [_____]                   0                      0
Nationwide Investor Destinations Moderately             [_____]                   0                      0
Conservative Fund
Nationwide Investor Destinations Conservative           [_____]                   0                      0
Fund
Nationwide Large Cap Value Fund                         [_____]                46,268                 42,524
Nationwide U.S. Growth Leaders Long-Short Fund          [_____]                126,831                89,592
Nationwide Micro Cap Equity Fund                        [_____]                177,673                268,601
Nationwide Mid Cap Growth Fund                          [_____]                 9,768                  8,528
Nationwide Mid Cap Growth Leaders Fund                  [_____]                50,188                 52,342
Nationwide Money Market Fund                            [_____]               1,608,440              1,780,215
Nationwide Short Duration Bond Fund                     [_____]                123,973                294,439
Nationwide Enhanced Income Fund                         [_____]                490,246                427,947

                                                      YEAR ENDED             YEAR ENDED            PERIOD ENDED

                     FUND                          OCTOBER 31, 2007       OCTOBER 31, 2006       OCTOBER 31, 2005
                     ----
Nationwide Fund                                         [_____]               1,503,448              1,774,267
Nationwide Leaders Fund                                 [_____]                17,830                 15,321
Nationwide Tax-Free Income Fund                         [_____]                193,895                235,524
Nationwide U.S. Growth Leaders Fund                     [_____]                247,069                96,852
Nationwide Value Opportunities Fund                     [_____]                25,762                 33,999
Nationwide Worldwide Leaders Fund                       [_____]                73,067                 68,428
Nationwide Bond Index Fund                              [_____]               1,834,781              1,487,803
Nationwide International Index Fund                     [_____]               1,760,495              1,427,578
Nationwide Mid Cap Market Index Fund                    [_____]               1,157,946               921,691
Nationwide S&P 500 Index Fund                           [_____]               2,964,738              2,523,149
Nationwide Small Cap Fund                               [_____]                273,987                42,812
Nationwide Small Cap Index Fund                         [_____]                527,296                422,548
Nationwide Small Cap Leaders Fund                       [_____]                41,660                 16,711
NorthPointe Small Cap Growth Fund                       [_____]                49,476                 62,861
NorthPointe Small Cap Value Fund                        [_____]                29,495                 34,784

------------
1 The Nationwide Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.


SUB-ADMINISTRATORS

      NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Cit") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi is providing such services for:

                ASSET LEVEL(1)                                      FEE
                -------------
             $0 up to $1 billion                                   0.20%
         $1 billion up to $3 billion                               0.15%
         $3 billion up to $4 billion                               0.10%
         $4 billion up to $5 billion                               0.05%
        $5 billion up to $10 billion                               0.02%
        $10 billion up to $12 billion                              0.01%
             $12 billion or more                                  0.005%

------------
1 The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee.

         Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:

                                        YEARS ENDED
       OCTOBER 31, 2007          OCTOBER 31, 2006               OCTOBER 31, 2005
           [_____]                  $7,776,120                     $7,590,231

CUSTODIAN

         JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens and Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [___________________], serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA'a or a subadviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of each of NFA and the subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a

------------
1 Because the Funds of Funds will invest primarily in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or the subadvisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         NFA and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2007, the clients (including the Funds) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, NMRT, and NorthPointe, paid soft dollar commissions in the total amount of $[1.9] million with respect to the Funds and $[7.1] million with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Funds.

         During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Funds:

------------------------------------------------------------------ ---------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
------------------------------------------------------------------ ------------- --------------- ---------------
FUND                                                                   2007           2006             2005
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Optimal Allocations Fund: Growth                          [_____]     $527            $48
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Optimal Allocations Fund: Moderate Growth                 [_____]     822             156
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Optimal Allocations Fund: Moderate                        [_____]     526             321
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Optimal Allocations Fund: Specialty                       [_____]     1,971           670
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Optimal Allocations Fund: Defensive                       [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Bond Fund                                                 [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide China Opportunities Fund                                  [_____]     145,087         69,100
------------------------------------------------------------------ ------------- --------------- ---------------

------------------------------------------------------------------ ---------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
------------------------------------------------------------------ ------------- --------------- ---------------
FUND                                                                   2007           2006             2005
------------------------------------------------------------------ ------------- --------------- ---------------
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Emerging Markets Fund                                     [_____]     406,511         273,516
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Global Financial Services Fund                            [_____]     191,160         59,677
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Global Health Sciences Fund                               [_____]     145,110         166,805
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Global Natural Resources Fund                             [_____]     241,777         75,641
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Global Technology and Communications Fund                 [_____]     156,772         300,153
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Global Utilities Fund                                     [_____]     39,874          70,496
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Government Bond Fund                                      [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Growth Fund                                               [_____]     1,368,535       1,667,028
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide International Growth Fund                                 [_____]     195,007         94,036
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Investor Destinations Aggressive Fund                     [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Investor Destinations Moderately Aggressive Fund          [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Investor Destinations Moderate Fund                       [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Investor Destinations Moderately Conservative Fund        [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Investor Destinations Conservative Fund                   [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Large Cap Value Fund                                      [_____]     54,821          32,471
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide U.S. Growth Leaders Long-Short Fund                       [_____]     1,902,197       1,097,907
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Micro Cap Equity Fund                                     [_____]     748,352         1,037,549
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Mid Cap Growth Fund                                       [_____]     9,051           7,038
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Mid Cap Growth Leaders Fund                               [_____]     139,940         116,941
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Short Duration Bond Fund                                  [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Enhanced Income Fund                                      [_____]     10,892          15,917
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Fund                                                      [_____]     5,518,379       4,391,294
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Leaders Fund                                              [_____]     142,040         126,334
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Small Cap Fund                                            [_____]     2,565,948       441,403
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Tax-Free Income Fund                                      [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide U.S. Growth Leaders Fund                                  [_____]     1,168,315       655,159
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Value Opportunities Fund                                  [_____]     91,526          155,965
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Worldwide Leaders Fund                                    [_____]     364,130         352,648
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Bond Index Fund                                           [_____]     0               0
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide International Index Fund                                  [_____]     235,354         231,403
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Mid Cap Market Index Fund                                 [_____]     229,209         170,594
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide S&P 500 Index Fund                                        [_____]     19,816          39,914
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Small Cap Index Fund                                      [_____]     190,815         71,950
------------------------------------------------------------------ ------------- --------------- ---------------
Nationwide Small Cap Leaders Fund                                    [_____]     435,618         177,151
------------------------------------------------------------------ ------------- --------------- ---------------
NorthPointe Small Cap Growth Fund                                    [_____]     190,430         308,538
------------------------------------------------------------------ ------------- --------------- ---------------
NorthPointe Small Cap Value Fund                                     [_____]     164,920         198,509
------------------------------------------------------------------ ------------- --------------- ---------------

------------

         During the fiscal year ended October 31, 2007, the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Growth Fund, Nationwide Global Financial Services Fund, Nationwide Large Cap Value Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Money Market Fund, Nationwide Short Duration Bond Fund, Nationwide Enhanced Income Fund, Nationwide Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Leaders Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, and Nationwide S&P 500 Index Fund held investments in securities of their regular broker-dealers as follows:

                                     APPROXIMATE AGGREGATE
                                       VALUE OF ISSUER'S
                                    SECURITIES OWNED BY THE
                                          FUND AS OF
                                        FISCAL YEAR END              NAME OF
      FUND                             OCTOBER 31, 2007         BROKER OR DEALER
      ----                             ----------------         ----------------
Nationwide Bond Fund

                                     APPROXIMATE AGGREGATE
                                       VALUE OF ISSUER'S
                                    SECURITIES OWNED BY THE
                                          FUND AS OF
                                        FISCAL YEAR END              NAME OF
      FUND                             OCTOBER 31, 2007         BROKER OR DEALER
      ----                             ----------------         ----------------
Nationwide Bond Index Fund


Nationwide Enhanced Income Fund


Nationwide Global Financial Services Fund


Nationwide Global Health Sciences Fund


Nationwide Global Natural Resources Fund


Nationwide Global Technology and
Communications Fund

Nationwide Global Utilities Fund

Nationwide Government Bond Fund

Nationwide Growth Fund



Nationwide International Growth Fund

Nationwide International Index Fund

                                     APPROXIMATE AGGREGATE
                                       VALUE OF ISSUER'S
                                    SECURITIES OWNED BY THE
                                          FUND AS OF
                                        FISCAL YEAR END              NAME OF
      FUND                             OCTOBER 31, 2007         BROKER OR DEALER
      ----                             ----------------         ----------------
Nationwide Large Cap Value Fund


Nationwide Micro Cap Equity Fund


Nationwide Mid Cap Growth Fund

Nationwide Mid Cap Growth Leaders Fund

Nationwide Mid Cap Market Index Fund


Nationwide Fund


Nationwide Leaders Fund

Nationwide S&P 500 Index Fund


Nationwide Short Duration Bond Fund


Nationwide Small Cap Fund

Nationwide Small Cap Index Fund

                                     APPROXIMATE AGGREGATE
                                       VALUE OF ISSUER'S
                                    SECURITIES OWNED BY THE
                                          FUND AS OF
                                        FISCAL YEAR END              NAME OF
      FUND                             OCTOBER 31, 2007         BROKER OR DEALER
      ----                             ----------------         ----------------

Nationwide Small Cap Value Fund

Nationwide U.S. Growth Leaders Fund


Nationwide U.S. Growth Leaders Long-Short
Fund

Nationwide Value Opportunities Fund


Nationwide Worldwide Leaders Fund

NorthPointe Small Cap Growth Fund

NorthPointe Small Cap Value Fund

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

         During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Funds to affiliated brokers:
[To be Updated]

                     COMMISSIONS PAID TO AFFILIATED BROKERS
FUND                      BROKER              2007       2006          2005
--------------------------------------------------------------------------------


     The table below shows the amount of brokerage commissions paid by the Funds to affiliated brokers, and the percentage of such Fund's total brokerage commissions that were paid to each affiliated broker, during the fiscal year ended October 31, 2007.

--------------------------------- --------------------- ------------------ ----------------------
                                                                                  PERCENT OF THE
                                                                                       AGGREGATE
                                                                             COMMISSIONS PAID BY
              FUND                  AFFILIATED BROKER     COMMISSION ($)            THE FUND (%)
--------------------------------- --------------------- ------------------ ----------------------

--------------------------------- --------------------- ------------------ ----------------------

--------------------------------- --------------------- ------------------ ----------------------

--------------------------------- --------------------- ------------------ ----------------------


                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A shares of the Funds (other than the Nationwide Bond Fund, Nationwide Government Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund):

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                         -------------                ---------------                ----------

less than $50,000                         5.75%                            6.10%                        5.00%
$50,000 to $99,999                        4.75                             4.99                         4.00
$100,000 to $249,999                      3.50                             3.63                         3.00
$250,000 to $499,999                      2.50                             2.56                         2.00
$500,000 to $999,999                      2.00                             2.04                         1.75
$1 million or more                         None                              None                       None

CLASS A SHARES OF THE NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND, AND NATIONWIDE TAX-FREE INCOME FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                         -------------                ---------------                ----------
less than $100,000                        4.25%                            4.44%                       3.75%
$100,000 to $249,999                      3.50                             3.63                        3.00
$250,000 to $499,999                      2.50                             2.56                        2.00
$500,000 to $999,999                      2.00                             2.04                        1.75
$1 million or more                          None                             None                       None

CLASS A SHARES OF THE NATIONWIDE ENHANCED INCOME FUND AND NATIONWIDE SHORT DURATION BOND FUND

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                         -------------                ---------------                ----------
less than $100,000                        2.25%                            2.30%                        2.00%
$100,000 to $449,999                      1.75                             1.78%                        1.50
$500,000 to $999,999                      1.50                             1.52%                        1.25
$1 million or more                          None                             None                        None

CLASS D SHARES OF THE FUNDS

                                       SALES CHARGE AS %             SALES CHARGE AS %                 DEALER
AMOUNT OF PURCHASE                     OF OFFERING PRICE            OF AMOUNT INVESTED               COMMISSION
----------------                         -------------                ---------------                ----------
less than $50,000                         4.50%                            4.71%                       4.00%
$50,000 to $99,999                        4.00                             4.17                        3.50
$100,000 to $249,999                      3.00                             3.09                        2.50
$250,000 to $499,999                      2.50                             2.56                        1.75
$500,000 to $999,999                      2.00                             2.04                        1.25
$1 million to $24,999,999                 0.50                             0.50                        0.50
$25 million or more                         None                             None                      None

WAIVER OF CLASS A AND CLASS D SALES CHARGES*

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

         The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to any endowment or non-profit organization;

     (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

     (d) to any life insurance company separate account registered as a unit investment trust;

     (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

     (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

     (i) to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

(3)  Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

------------
* Only provision 2(i) applies to the Class A shares of the Nationwide Short Duration Bond Fund. Within the special class structure of the Nationwide Short Duration Bond Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Nationwide Short Duration Bond Fund (each of these other classes has no front-end sales charge). See the Nationwide Short Duration Bond Fund's prospectus for more information

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Nationwide Fund, these purchases may also be combined.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B AND CLASS X SHARES OF THE FUNDS AND CDSC

         NFD compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                           CDSC ON SHARES
            YEARS OF AFTER PURCHASE                          BEING SOLD
            -----------------------                        ---------------
          First                                               5.00%
          Second                                              4.00%
          Third                                               3.00%
          Fourth                                              3.00%
          Fifth                                               2.00%
          Sixth                                               1.00%
          Seventh and following                               0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

         For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B AND X SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B AND CLASS X SHARES

         Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Nationwide Bond Fund, Nationwide Tax-Free Income Fund and Nationwide Government Bond Fund (the "Fixed Income Funds") to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         As of March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

     o The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

     o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

------------------------------------------------------- --------------------------------------------------------
                                                                          AMOUNT OF PURCHASE
                                                        ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                    FUNDS PURCHASED                         $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Global Technology
and Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Global Health Sciences Fund, Nationwide
Hedged Core Equity Fund, Nationwide Leaders Fund,
Nationwide Market Neutral Fund, Nationwide U.S.
Growth Leaders, Nationwide Worldwide Leaders Fund,
Nationwide Mid Cap Growth Leaders Fund, Nationwide
Value Opportunities Fund, Nationwide Micro Cap Equity
Fund, Nationwide U.S. Growth Leaders Long-Short Fund,
Nationwide China Opportunities Fund, Nationwide
Global Natural Resources Fund, Nationwide Small Cap
Core Fund, Nationwide Small Cap Growth Opportunities
Fund, Nationwide Small Cap Leaders Fund , Nationwide
Optimal Allocations Funds, Nationwide U.S. Small Cap
Value Fund, Nationwide International Value Fund, and
Nationwide Value Fund,
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------

------------------------------------------------------- --------------------------------------------------------
                                                                          AMOUNT OF PURCHASE
                                                        ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                    FUNDS PURCHASED                         $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%

------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------- ----------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
 Northpointe Small Cap Growth Fund                                       0.50%                       0.25%
------------------------------------------------------- --------------------------------------- ----------------


CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Nationwide Bond Fund, Nationwide Tax-Free Income Fund, and Nationwide Government Bond Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares. Class C shares of the Nationwide Money Market Fund are not subject to a CDSC.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

         In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

         The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

          o    the Distributor and other affiliates of NFA,

          o    broker-dealers,

          o    financial institutions, and

          o other financial intermediaries through which investors may purchase shares of a Fund.

       Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS X AND CLASS Y SHARES (THE FIXED INCOME FUNDS)

         If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

         A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

      The Funds generally plan to redeem their shares for cash with the following exceptions. The Nationwide Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Nationwide Short Duration Bond Fund - Redemption in-Kind" below for more information.

      As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

REDEMPTION OF SHARES OF THE NATIONWIDE SHORT DURATION BOND FUND

      OTHER REDEMPTION REQUIREMENTS. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      REDEMPTION FEES. Generally, redemption requests on Shares as described in the Fund's prospectus will be subject to a 2% redemption fee for redemptions made within 7 days of purchase. The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. Other exemptions to the imposition of redemption fees may apply, as more fully described in the Fund's prospectus.

      REDEMPTION IN-KIND. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities selected solely at the discretion of MCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A or IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund.

MEDALLION SIGNATURE GUARANTEE

      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

      If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

      If the monthly average balance of your account holding Prime shares of the Nationwide Money Market Fund falls below $250, there is a $2/month fee.

                               VALUATION OF SHARES

      The net asset value per share ("NAV") for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

      Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

      Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a NAV as determined by using available market quotations.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to NFA, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's NAV will not deviate from $1.

      Pursuant to its objective of maintaining a stable NAV, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

FUNDS OF FUNDS

      Shares of the Underlying Funds are valued at their respective NAVs as reported to NFM or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if NFM determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

      DIRECTED DIVIDENDS - This strategy provides the security of principal that the Nationwide Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

      An initial investment of $5,000 or more is made in the Prime Shares of the Nationwide Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Nationwide Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

         For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

         NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

                               INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

EXCHANGES AMONG FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund's minimum investment requirement.

         Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class X, Class Y and Institutional Service Class shares of other Nationwide Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your

Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes of calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Nationwide Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Nationwide Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Nationwide Fund, respectively (or into Prime Shares of the Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Nationwide Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE NATIONWIDE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Nationwide Short Duration Bond Fund IRA Class shares and the Class X and Class Y shares of the Fixed Income Funds) by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax to (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

      BY ON LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614) 428-3278.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement. No confirmations are sent for transactions in the Nationwide Money Market Fund. You will receive a monthly activity statement if there are any non-dividend transactions for the Nationwide Money Market Fund.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

                          FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the NAVs will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

 CALCULATING YIELD AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      BEFORE-TAX PERFORMANCE. Except for the Nationwide Money Market Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

      The Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund, Nationwide Short Duration Bond Fund, and the Nationwide Enhanced Income Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholder's actual yield may be less.

      The Nationwide Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper , Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as MONEY, FORTUNE, FORBES,

KIPLINGER'S PERSONAL FINANCE MAGAZINE, SMART MONEY, MUTUAL FUNDS, WORTH, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, Newsweek, U.S. NEWS and WORLD REPORT; and other publications such as THE WALL STREET JOURNAL, BARRON'S, INVESTOR'S BUSINESS DAILY, STANDARD & POOR'S OUTLOOK and, COLUMBUS DISPATCH. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

      The Trust presently offers the following 62 series of shares of beneficial interest, without par value and with the various classes listed:

FUND                                                                              SHARE CLASS
----                                                                              -----------
Nationwide Optimal Allocations Fund: Growth             Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class
Nationwide Optimal Allocations Fund: Moderate Growth    Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Optimal Allocations Fund: Moderate           Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class
Nationwide Optimal Allocations Fund: Specialty          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class
Nationwide Optimal Allocations Fund: Defensive          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Bond Fund                                    Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Nationwide China Opportunities Fund                     Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Emerging Markets Fund                        Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class


Nationwide Global Financial Services Fund               Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Global Health Sciences Fund                  Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Global Natural Resources Fund                Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Global Technology and Communications Fund    Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Nationwide Global Utilities Fund                        Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Government Bond Fund                         Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Nationwide Growth Fund                                  Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Nationwide International Growth Fund                    Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Investor Destinations Aggressive Fund        Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Nationwide Investor Destinations Moderately             Class A, Class B, Class C, Class R, Service Class,
Aggressive Fund                                         Institutional Class

Nationwide Investor Destinations Moderate Fund          Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Nationwide Investor Destinations Moderately             Class A, Class B, Class C, Class R, Service Class,
Conservative Fund                                       Institutional Class

Nationwide Investor Destinations Conservative Fund      Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Nationwide Large Cap Value Fund                         Class A, Class B, Class C, Class R, Institutional Service Class

Nationwide Micro Cap Equity Fund                        Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Mid Cap Growth Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Mid Cap Growth Leaders Fund                  Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Nationwide Money Market Fund                            Service Class, Prime Shares, Institutional Class

Nationwide Short Duration Bond Fund                     Class A, Class C, Service Class, Institutional Class, IRA


Nationwide Enhanced Income Fund                         Class A, Class R, Institutional Class, Institutional Service
                                                        Class

Nationwide Fund                                         Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Nationwide Leaders Fund                                 Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Small Cap Fund                               Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Nationwide Small Cap Leaders Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Tax-Free Income Fund                         Class A, Class B, Class C, Class D, Class X, Class Y

Nationwide U.S. Growth Leaders Fund                     Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide U.S. Growth Leaders Long-Short Fund          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Value Opportunities Fund                     Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Worldwide Leaders Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Bond Index Fund                              Class A, Class B, Class C, Class R, Institutional Class

Nationwide International Index Fund                     Class A, Class B, Class C, Class R, Institutional Class

Nationwide Mid Cap Market Index Fund                    Class A, Class B, Class C, Class R, Institutional Class

Nationwide S&P 500 Index Fund                           Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Service Class, Local Fund Shares, Institutional
                                                        Class

Nationwide Small Cap Index Fund                         Class A, Class B, Class C, Class R, Institutional Class

NorthPointe Small Cap Value Fund                        Institutional Class

NorthPointe Small Cap Growth Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Hedged Core Equity Fund                      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Small Cap Core Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Market Neutral Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Small Cap Growth Opportunities Fund          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Small Cap Value Fund                         Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2010 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2015 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

FUND                                                                              SHARE CLASS
----                                                                              -----------
Nationwide Destination 2020 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2025 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2030 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2035 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2040 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2045 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Destination 2050 Fund                        Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide Retirement Income Fund                       Class A, Class C, Class R1, Class R2, Institutional Service
                                                        Class, Institutional Class

Nationwide International Value Fund                     Class A, Class C, Institutional Service Class, Institutional
                                                        Class

Nationwide U.S. Small Cap Value Fund                    Class A, Class C, Institutional Service Class, Institutional
                                                        Class

Nationwide Value Fund                                   Class A, Class C, Class R, Institutional Class


         You have an interest only in the assets of the Fund whose shares you own. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

      [THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR NATIONWIDE TAX-FREE INCOME FUND, THE MONEY MARKET FUND AND THE FUNDS OF FUNDS.

BUYING A DIVIDEND

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

      Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

      A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

      The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

         EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

      PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

      The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

      PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:
          o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

          o You sell some or all of your original shares within 90 days of their purchase, and

          o You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:

         In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

         DERIVATIVES. A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         CREDIT DEFAULT SWAP AGREEMENTS. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. A Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

      By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

NON-U.S. INVESTORS

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.

         INVESTMENT IN U.S. REAL PROPERTY. In addition, a Fund may invest in securities of corporations or real estate investment trusts (REITs) that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.]

ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE TAX-FREE INCOME FUND

         [The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

      By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

      The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

         The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

         When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Nationwide Fund is the same as a sale.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned by the Fund during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

         Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.]

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE MONEY MARKET FUND

         [The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Money Market Fund typically declares dividends from its daily net income each day that its NAV is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

         Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Nationwide Fund is the same as a sale.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.]

ADDITIONAL INFORMATION FOR THE FUNDS OF FUNDS

         [Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         A Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

         An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

         Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.]

                               MAJOR SHAREHOLDERS

         As of February ____, 2008, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of any Fund, with the exception of the following:

                                                                 PERCENT OF THE
                                                                    TOTAL CLASS
                                                                        HELD BY
                                                          TRUSTEES AND OFFICERS
FUND/CLASS                       NO. OF SHARES                       AS A GROUP

As of, February ____, 2008, the following shareholders held five percent or greater of the shares of a class of a Fund:

         To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

         Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes Nationwide Funds Group and NWD Investment Group. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations as of the date of this SAI, it is expected that upon commencement of the public offering, Nationwide Funds Group or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.


                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. .


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong
protection         from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of
protection         ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk. Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default. Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply: o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

     o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                         MORLEY CAPITAL MANAGEMENT, INC.

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         Morley Capital Management, Inc. ("Morley" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Morley currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Morley performs for Clients. Morley's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and
(ii) that avoid the influence of conflicts of interest. To implement this goal, Morley has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where Morley has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED
---------------------

         Morley, through its affiliate Nationwide Fund Advisors ("NFA"), has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Morley. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists Morley and NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA and Morley have reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA and Morley on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Morley; and
(ii) Morley will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         Morley does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Morley generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Morley (or between a Client and those of any of Morley's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Morley then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         Morley, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which Morley will not process a proxy because it is impractical or too expensive to do so. For example, Morley will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Morley has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Morley generally will not seek to recall the securities on loan for the purpose of voting the securities.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

     o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                             NORTHPOINTE CAPITAL LLC

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         NorthPointe Capital LLC ("NorthPointe" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and
(ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED
---------------------

         NorthPointe, through its affiliate Nationwide Fund Advisors ("NFA"), has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NorthPointe and NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA and NorthPointe have reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA and NorthPointe on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

        NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe (or between a Client and those of any of NorthPointe's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

     o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

o

                            SECURITY GLOBAL INVESTORS

                     PROXY VOTING GUIDELINES AND PROCEDURES

                           [TO BE FILED BY AMENDMENT]

                            BLACKROCK ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

         BlackRock Advisors, Inc. ("BAI") BAI's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

         BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations. According, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI's continued confidence remains warranted. If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.

         BAI's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines. In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI's ability to vote such proxies in the best interest of the Funds. Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies. BAI's policy in all cases is to vote proxies based on its client's best interests.

         BAI has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be case.

         Below is a summary of some of the procedures described in the Proxy Voting Policy.

         Routine Matters. BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurable change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

         Special Issues. BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation's internally adopted policies are ill-advised or misguided.

         Financial /Corporate Issuers. BAI will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

         Shareholder Rights. Proposals in this category are made regularly by both management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of these particular circumstances.

                            GARTMORE GLOBAL PARTNERS

         The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

[ ] Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

[ ]  Capital issue and repurchase should be on equal terms to all holders.

[ ] Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

[ ] Board Structure - there should be sufficient independent non-executives to balance executive management.

[ ] Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

[ ] Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

[ ] Service contracts - should not be of excessive length or used to shield executives who do not perform.

[ ] Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

[ ] Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

Gartmore's Procedures

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

         [ ] where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

         [ ] where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

         [ ] where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

                  o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

                  o    using the advice of an outside body

                  o    approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

                         ABERDEEN ASSET MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.

A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.    Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value,

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

                        NATIONWIDE ASSET MANAGEMENT, LLC

                         PROXY VOTING GUIDELINES SUMMARY

I.       INTRODUCTION

         THESE GUIDELINES DESCRIBE HOW NATIONWIDE ASSET MANAGEMENT, LLC ("NWAM") DISCHARGES ITS FIDUCIARY DUTY TO VOTE ON BEHALF OF CLIENTS PROXIES THAT ARE RECEIVED IN CONNECTION WITH UNDERLYING PORTFOLIO SECURITIES HELD BY NWAM'S CLIENTS (SAID PROXIES HEREINAFTER REFERRED TO AS "PROXIES"). NWAM UNDERSTANDS ITS RESPONSIBILITY TO PROCESS PROXIES AND TO MAINTAIN PROXY RECORDS. IN ADDITION, NWAM UNDERSTANDS ITS DUTY TO VOTE PROXIES.

         These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the BEST ECONOMIC INTERESTS of clients (to the extent, if any, that the economic interests of a client are affected by the proxy).

II.      HOW PROXIES ARE VOTED

         PROXY VOTING BASED ON RECOMMENDATIONS THROUGH THE INSTITUTIONAL SHAREHOLDER SERVICES SYSTEM.

NWAM, or an affiliate, has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation, for NWAM to vote Client proxies based on recommendations through the Internet-based proxy voting system operated by ISS.

NWAM will;

         a. apply ISS's proxy voting procedures and recommendations (hereinafter, the "ISS Proxy Voting Guidelines"), which NWAM has reviewed, analyzed, and determined to be consistent with the views of NWAM on the various types of proxy proposals; and

         b. maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of NWAM.

         Accordingly, the Proxy Voting Guidelines incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines SUMMARY is attached hereto as Appendix A.

         When the ISS Proxy Voting Guidelines do NOT cover a specific proxy issue, and ISS does NOT provide a recommendation, the Investment Committee of NWAM will vote the proxy. Also, if a senior officer or a member of the Investment Committee believes it is necessary in the best economic interests of clients to vote differently than recommended by ISS, NWAM may do so as long as it does not represent a conflict of interest and is properly documented.

         In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.

         FOREIGN PROXIES. There are situations, however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, "foreign proxies"). For example, NWAM will not process a foreign proxy:

         a. if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;

         b.   when NWAM has not been given enough time to process the vote; or

         c. when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

         MONITORING THE ISS PROXY VOTING GUIDELINES.

         A committee of appropriate personnel of NWAM also shall review the ISS Proxy Voting Guidelines on a YEARLY basis to determine whether these guidelines continue to be consistent with NWAM's views on the various types of proposals covered by the ISS Proxy Voting Guidelines.

         When reviewing the ISS Proxy Voting Guidelines, NWAM considers whether these guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interests of NWAM's Clients.

IV.      CONFLICTS OF INTEREST

         BECAUSE NWAM'S CLIENT PROXIES ARE VOTED BASED ON RECOMMENDATIONS OF ISS PURSUANT TO THE PRE-DETERMINED ISS GUIDELINES, NWAM GENERALLY DOES NOT MAKE AN ACTUAL DETERMINATION OF HOW TO VOTE A PARTICULAR PROXY, AND, THEREFORE, PROXIES VOTED ON BEHALF OF CLIENTS DO NOT REFLECT ANY CONFLICT OF INTEREST.

         Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NWAM (or between a Client and those of any of NWAM's affiliates), the proxy WILL be voted strictly in conformity with the recommendation of ISS.

         To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the Chief Compliance Officer ("CCO") of NWAM. The CCO for NWAM then would provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

         NWAM shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Client and provide a report of each deviation upon the affected Client's request.

V.       PROXY VOTING FOR SECURITIES
         INVOLVED IN SECURITIES LENDING

         NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (I.E., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client's determination that securities lending is beneficial to the Client's account and shall not attempt to seek recalls for the purpose of voting proxies. Consequently, it is NWAM's policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will NOT seek to vote proxies relating to the securities on loan.

VI.      RECORDKEEPING & REPORTING

      NWAM shall keep and maintain the following records and other items:

i.       its Proxy Voting Guidelines;

ii.      the ISS Proxy Voting Guidelines;

iii. proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC's EDGAR system);

iv.      records of votes cast on behalf of Clients;

v. Client written requests for information as to how NWAM voted proxies for said Client;

vi. any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and

vii. any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

         These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM -- EXCEPT for those records that shall be maintained by ISS and electronic filings that are available on the SEC's EDGAR system.

APPENDIX C - PORTFOLIO MANAGERS

                       INFORMATION AS OF OCTOBER 31, 2007

INVESTMENTS IN EACH FUND

                                                                           DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                            EACH FUND
-------------------------             ---------                            ------------------------------
NATIONWIDE FUND ADVISORS
Alpha Benson                          Nationwide Tax-Free Income Fund     [_______]

Daniel Blevins*                       Nationwide Money Market Fund        [_______]

Mabel C. Brown*                       Nationwide Bond Fund                [_______]

Gary S. Davis*                        Nationwide Bond Fund                [_______]

Gary R. Hunt*                         Nationwide Government Bond Fund     [_______]

Thomas R. Hickey, Jr.                 Nationwide Investor Destinations    [_______]
                                      Aggressive Fund
                                      Nationwide Investor Destinations    [_______]
                                      Moderately Aggressive Fund
                                      Nationwide Investor Destinations    [_______]
                                          Moderate Fund
                                      Nationwide Investor Destinations    [_______]
                                      Moderately Conservative Fund
                                      Nationwide Investor Destinations    [_______]
                                      Conservative Fund

ABERDEEN ASSET MANAGEMENT INC.

Christopher Baggini                   Nationwide Growth Fund              [_______]
                                      Nationwide U.S. Growth Leaders
                                          Fund                            [_______]
                                      Nationwide U.S. Growth Leaders
                                          Long-Short Fund                 [_______]

Douglas Burtnick                      Nationwide Global Financial         [_______]
                                          Services Fund
                                      Nationwide Global Health Sciences   [_______]
                                          Fund
                                      Nationwide Growth Fund              [_______]
                                      Nationwide U.S. Growth Leaders      [_______]
                                          Fund
                                      Nationwide U.S. Growth Leaders      [_______]
                                          Long-Short Fund

Joseph A. Cerniglia                   Nationwide Fund                     [_______]

Gary D. Haubold                       Nationwide Fund                     [_______]
                                      Nationwide Leaders Fund             [_______]
                                      Nationwide Small Cap Fund           [_______]
                                      Nationwide Small Cap Leaders Fund   [_______]

                                                                           DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                            EACH FUND
-------------------------             ---------                            ------------------------------
William Gerlach                       Nationwide Small Cap Fund           [_______]
                                      Nationwide Small Cap Leaders Fund   [_______]
                                      Nationwide Global Natural
                                          Resources Fund                  [_______]

Jason Kotik                           Nationwide Global Natural           [_______]
                                          Resources Fund

Charles Purcell                       Nationwide Small Cap Fund           [_______]
                                      Nationwide Small Cap Leaders Fund   [_______]

William H. Miller                     Nationwide Optimal Allocations      [_______]
                                          Fund: Defensive
                                      Nationwide Optimal Allocations      [_______]
                                          Fund: Growth
                                      Nationwide Optimal Allocations      [_______]
                                          Fund: Moderate
                                      Nationwide Optimal Allocations      [_______]
                                          Fund: Moderate Growth
                                      Nationwide Optimal Allocations      [_______]
                                          Fund: Specialty

Stuart Quint                          Nationwide Global Financial         [_______]
                                          Services Fund

Robert V. Tango                       Nationwide Global Technology and    [_______]
                                          Communications Fund

BLACKROCK INVESTMENT MANAGEMENT

Scott Amero                           Nationwide Bond Index Fund          [_______]

Keith Anderson                        Nationwide Bond Index Fund          [_______]

Debra L. Jelilian                     Nationwide International Index      [_______]
                                          Fund
                                      Nationwide Mid Cap Market Index     [_______]
                                          Fund
                                      Nationwide S&P 500 Index Fund       [_______]
                                      Nationwide Small Cap Index Fund     [_______]

Matthew Marra                         Nationwide Bond Index Fund          [_______]

Andrew Phillips                       Nationwide Bond Index Fund          [_______]

Jeffrey L. Russo                      Nationwide International Index      [_______]
                                          Fund
                                      Nationwide Mid Cap Market Index     [_______]
                                          Fund
                                      Nationwide S&P 500 Index Fund       [_______]
                                      Nationwide Small Cap Index Fund     [_______]

                                                                           DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                            EACH FUND
-------------------------             ---------                            ------------------------------
GARTMORE GLOBAL PARTNERS

Charlie Awdry                         Nationwide China Opportunities      [_______]
                                          Fund

Brian O' Neill                        Nationwide International Growth     [_______]
                                          Fund

Christopher Palmer                    Nationwide China Opportunities      [_______]
                                          Fund

Neil Rogan                            Nationwide Worldwide Leaders Fund   [_______]

Ben Walker                            Nationwide Global Utilities Fund    [_______]
                                      Nationwide International Growth     [_______]
                                          Fund

MORLEY CAPITAL MANAGEMENT, INC.

Perpetua M. Phillips                  Nationwide Enhanced Income Fund     [_______]
                                      Nationwide Short Duration Bond
                                          Fund                            [_______]

Shane Johnston                        Nationwide Enhanced Income Fund     [_______]
                                      Nationwide Short Duration Bond
                                          Fund                            [_______]


NATIONWIDE SEPARATE ACCOUNTS, LLC

Joseph C. O'Connor                    Nationwide Mid Cap Growth Leaders   [_______]
                                          Fund

NORTHPOINTE CAPITAL LLC

Peter J. Cahill                       Nationwide Large Cap Value Fund     [_______]

Mary C. Champagne                     NorthPointe Small Cap Value Fund    [_______]
                                      Nationwide Large Cap Value Fund
                                      Nationwide Value Opportunities      [_______]
                                          Fund

Robert D. Glise                       Nationwide Mid Cap Growth Fund      [_______]

Karl Knas                             Nationwide Small Cap Leaders Fund   [_______]
                                      NorthPointe Small Cap Growth Fund
                                                                          [_______]

Jeffrey C. Petherick                  Nationwide Large Cap Value Fund     [_______]
                                      Nationwide Mid Cap Growth Fund
                                      Nationwide Value Opportunities      [_______]
                                          Fund
                                      NorthPoint Small Cap Value Fund     [_______]


                                                                           DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                            EACH FUND
-------------------------             ---------                            ------------------------------

Carl Wilk                             Nationwide Small Cap Leaders Fund   [_______]
                                      Nationwide Micro Cap Equity Fund
                                      NorthPointe Small Cap Growth Fund   [_______]

------------
* As of January 1, 2008, portfolio managers of Nationwide Asset Management, LLC, an affiliate of Nationwide Fund Advisors.


DESCRIPTION OF COMPENSATION

STRUCTURE

NATIONWIDE FUND ADVISORS:

NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related NFA entity that typically vest over time and are designed to create incentives to retain key talent and, they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Insurance Company ("Nationwide"), NFA's ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Nationwide employees.

BLACKROCK INVESTMENT MANAGEMENT,

LLC

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products.

Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans--The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. The group of BlackRock officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

GARTMORE GLOBAL PARTNERS

As well as receiving a fixed salary, GGP employees can also receive an annual bonus, according to individual performance - this forms a significant part of the remuneration package. The performance of each of GGP's associates is measured against pre-agreed measures that reflect the nature of the individual's role.

A portfolio manager's measures include:

     o their funds' performance over one and three years when compared to the clients' benchmark

     o    the extent to which they deviate from their funds' risk parameters

A research analyst's measures include:

     o the performance of their stock picks, using a sector neutral model, against the sector index

     o their ability to rationalise and communicate stock selections to portfolio managers

All aspects of remuneration are benchmarked against independent market data, the market being defined by the businesses and industry sectors in which we compete for high-quality associates.

NORTHPOINTE CAPITAL, LLC

[DESCRIPTION OF COMPENSATION

STRUCTURE - TO BE FILED BY

AMENDMENT]

ABERDEEN ASSET MANAGEMENT INC.

The Adviser compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

MORLEY CAPITAL MANAGEMENT, INC.

[DESCRIPTION OF COMPENSATION

STRUCTURE - TO BE FILED BY

AMENDMENT]

NATIONWIDE ASSET MANAGEMENT, LLC

NWAM's compensation program consists of base salary, annual incentives and long-term incentives; hereby known as "Compensation Structure." Annually, the "Compensation Structure" is reviewed for competitiveness by using the McLagan Compensation surveys.

The "Compensation Structure" is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and out business partners.

     o    Align interests of NAM and business partners and foster collaboration

     o    Base a substantial portion of NAM compensation directly on NAM

     o    Recognize qualitative and well as quantitative performance

     o Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

     o Provide a high degree of "line of sight" for NAM participants and other business partners

     o Attract and retain individuals with skills critical to the NAM strategy

     o    Target median total compensation for the industry

     o Utilize variable compensation (annual and long term) to close compensation market gaps.

SECURITY GLOBAL INVESTORS

[DESCRIPTION OF COMPENSATION STRUCTURE - TO BE FILED BY AMENDMENT]

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
NATIONWIDE FUND ADVISORS
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
Alpha Benson                                      Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

NATIONWIDE ASSET MANAGEMENT, LLC
------------------------------------------------- -------------------------------------------------------------------
Mabel Brown                                       Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Gary Davis                                        Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Gary Hunt                                         Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------

ABERDEEN ASSET MANAGEMENT INC.
------------------------------------------------- -------------------------------------------------------------------
Christopher Baggini                               Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Douglas Burtnick                                  Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Joseph Cerniglia                                  Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Gary Haubold                                      Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
William Gerlach                                   Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Charles Purcell                                   Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
William Miller                                    Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Stuart Quint                                      Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jason Kotik                                       Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------

NORTHPOINTE CAPITAL, LLC
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Peter Cahill                                      Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Mary Champagne                                    Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
Robert Glise                                      Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Karl Knas                                         Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jeffrey Petherick                                 Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Carl Wilk                                         Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

MORLEY CAPITAL MANAGEMENT, INC.
------------------------------------------------- -------------------------------------------------------------------
Shane Johnston                                    Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Perpetua Phillips                                 Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment

                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
SECURITY GLOBAL INVESTORS
------------------------------------------------- -------------------------------------------------------------------
Joseph O'Connor                                   Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)

BLACKROCK INVESTMENT MANAGEMENT, LLC
------------------------------------------------- -------------------------------------------------------------------
Scott Amero                                       Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Keith Anderson                                    Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------
Debra Jelilian                                    Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Matthew Marra                                     Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Andrew J. Phillips                                Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jeffrey Russo                                     Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment

                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

GARTMORE GLOBAL PARTNERS
------------------------------------------------- -------------------------------------------------------------------
Charles Awdry                                     Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Brian O'Neill                                     Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------- -----
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                         AND TOTAL ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
Christopher Palmer                                Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Neil Rogan                                        Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Ben Walker                                        Mutual Funds: [______] accounts, $[_____] total assets ([___]
                                                  accounts, $[_____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: [___] accounts, $[____]  total assets ([___]accounts,
                                                  [______] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[____]  total assets
                                                  ([___]accounts, [______] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

NATIONWIDE FUND ADVISORS:

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

BLACKROCK INVESTMENT MANAGEMENT, LLC

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

GARTMORE GLOBAL PARTNERS (GGP)

GGP's place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients' best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP's Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.

When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client's best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgement: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor's opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.

The following controls are in place:

o    The Chinese Walls Policy (management of confidential information)

o    The use of risk assessment when negotiating and drafting client agreements

o    The monitoring activities undertaken by Compliance, Risk, and Internal
     Audit.

o    The Code of Ethics and Personal Account Dealing Rules.

NORTHPOINTE CAPITAL, LLC

[Potential Conflicts of Interest disclosure - to be filed by amendment]


ABERDEEN ASSET MANAGEMENT INC.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

SECURITY GLOBAL INVESTORS

[Potential Conflicts of Interest disclosure - to be filed by amendment]

MORLEY CAPITAL MANAGEMENT, INC.

[Potential Conflicts of Interest disclosure - to be filed by amendment]



NATIONWIDE ASSET MANAGEMENT, LLC

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NWAM or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February __, 2008

                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE HEDGED CORE EQUITY FUND

         Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to a series of the Trust referenced above (the "Fund").

         This SAI is not a prospectus but is incorporated by reference into the prospectus for the Nationwide Hedged Core Equity Fund dated February __, 2008, (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

TABLE OF CONTENTS                                                     PAGE

General Information and History........................................
Description of Portfolio Instruments and Investment Policies...........
Investment Restrictions................................................
Portfolio Turnover.....................................................
Disclosure of Portfolio Holdings.......................................
Trustees and Officers of the Trust.....................................
Investment Advisory and Other Services.................................
Brokerage Allocations..................................................
Purchases, Redemptions and Pricing of Shares...........................
Systematic Investment Strategies.......................................
Investor Privileges....................................................
Investor Services .....................................................
Performance Advertising................................................
Additional Information.................................................
Additional General Tax Information.....................................
Major Shareholders.....................................................
Financial Statements...................................................
Appendix A - Debt Ratings..............................................    A-1
Appendix B - Proxy Voting Guidelines Summaries.........................    B-1
Appendix C - Portfolio Manager ........................................    C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. The Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund.

         The following list sets forth permissible investments and techniques for the Fund. Please review the discussion in the Prospectus for further information regarding the investment objective and policies of the Fund.

Type of Investment or Technique

         U.S. common stocks
         Preferred stocks
         Small company stocks
         Special situation companies
         Illiquid securities
         Restricted securities
         When-issued/delayed-delivery securities
         Investment companies
         Real estate investment trusts (REITS)
         Securities of foreign issuers
         Depositary receipts
         Convertible securities
         Short-term debt
         Long-term debt when originally issued but with 397 days or less remaining to maturity
         Floating and variable rate securities
         Loan participations and assignments
         U.S. government securities
         Money market instruments
         Bank and/or savings and loan obligations
         Repurchase agreements
         Derivatives
         Reverse repurchase agreements
         Warrants
         Futures
         Options
         Foreign currencies
         Forward currency contracts

         Borrowing money
         Lending portfolio securities
         Short sales
         Swap agreements
         Indexed securities
         Exchange Traded Funds

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short- or intermediate-term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser and subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Fund's adviser and subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Fund may invest in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities (commonly known as "junk bonds," and hereinafter referred to as "lower-quality securities") include: (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"); (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         o The Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

         o The Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

         o The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         o The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

         MONEY MARKET INSTRUMENTS. Money market instruments may include the following types of instruments:

         o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

         o        repurchase agreements;

         o        bank and savings and loan obligations;

         o commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser;

         o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

         o unrated short-term (maturity in 397 days or less) debt obligations that are determined by the Fund's adviser or subadviser to be of compatible quality to the securities described above.

 PREFERRED STOCK

          Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

REPURCHASE AGREEMENTS

         In connection with the purchase by the Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the

Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         If the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The cash collateral received from a borrower as a result of the Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

         Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

REAL ESTATE INVESTMENT TRUSTS

         Although the Fund will not invest in real estate directly, the Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

INDEXED SECURITIES

         The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

EXCHANGE-TRADED FUNDS

         The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The Fund will bear its proportionate share of an ETF's operating and transaction costs. As a result, an investment by the Fund in an

ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

         The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's adviser or subadviser believes it is in the Fund's best interest to do so.

         An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Fund, to the extent that it invests a significant portion of its assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Fund's adviser believes, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

SHORT SELLING OF SECURITIES

         In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether the Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         The Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, the Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         The Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Fund typically does not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of the Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's adviser or subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security;
(3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

         The Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Fund's portfolio or for risk management or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (E.G., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         OPTIONS. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management's or the Fund's ability to meet redemption requests or other current obligations.

         An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

         SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures, and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Fund's adviser or subadviser believes it is more advantageous to the Fund than purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         The Fund will enter swap agreements only with counterparties that the Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         STRUCTURED PRODUCTS. The Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

         HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

         CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. The Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund's adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when the Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

         As permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

BANK OBLIGATIONS

         Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS

         The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Reverse repurchase agreements may be used as arbitrage transactions in which the Fund will maintain an offsetting position in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Fund will receive interest on the repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

The Fund:

         o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

         o        May not purchase or sell real estate, except that the Fund may
                  (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

         o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

         o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

         o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

         o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

                  The following are the NON-FUNDAMENTAL operating policies of the Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

The Fund may not:

         o Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

         o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund's holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. For the period from September 29, 2006 (commencement of operations) to October 31, 2006, the Fund's portfolio turnover rate was 0%. For the fiscal year ended October 31, 2007, the portfolio turnover rate for the Fund was [x]%.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers, principal underwriter or affiliated persons of the Fund's investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Fund's investment adviser and any subadviser to the Fund. Pursuant to the policy, the Fund, its investment adviser, any subadviser, and their agents are obligated to:

         o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

         Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

         The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Fund discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund's fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund's fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

         Exceptions to the portfolio holdings release policy described above can only be authorized by the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

         o The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

         Under this policy, the receipt of compensation by the Fund, its investment adviser, the subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o        Data consolidators (including rating agencies);
         o        Fund rating/ranking services and other data providers; and
         o        Service providers to the Fund.

The Fund's investment adviser conducts periodic reviews of compliance with the policy and the Fund's Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       120               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          120      Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o Nationwide Funds                      Manager of Sappi Fine Paper                 (dental products),
Group                                     North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================


=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         120               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        120               None
                           December 2004  Mitchell Madison, a
c/o Nationwide Funds                      management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           120               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               120               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================


=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Douglas F. Kridler         Trustee since  Mr. Kridler has served as          120               None
                          September 1997  the President and Chief
c/o Nationwide Funds                      Executive Officer of the
Group                                     Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          120               None
                           December 2004  Chairman of VMAC (commodity
c/o Nationwide Funds                      swaps) from October 2002
Group                                     until January 2007 and a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           120               None
                               1995

c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948

=============================================================================================================

----------

* Length of time served includes time served with the Trust's predecessors.
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUND


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Arden L. Shisler             Trustee   Retired; Mr. Shisler is the            120      Director of
                              since    former President and Chief                      Nationwide Financial
c/o Nationwide Funds Group   February  Executive Officer of KeB                        Services, Inc.,
1200 River Road,               2000    Transport, Inc., a trucking firm                Chairman of
Suite 1000,                            (2000 through 2002). He served                  Nationwide Mutual
Conshohocken, PA 19428                 as a consultant to KeB from                     Insurance Company (2)
                                       January 2003 through December
1941                                   2004. Since 1992, Mr. Shisler
                                       has also been Chairman of the
                                       Board for Nationwide Mutual
                                       Insurance Company(2).

==============================================================================================================


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
John H. Grady               President  Mr. Grady is President and Chief       N/A               None
                            and Chief  Executive Officer of Nationwide
Nationwide Funds Group      Executive  Funds Group which includes NFA,
1200 River Road,             Officer   2 Nationwide Fund Management LLC
Suite 1000,                   since    2  and Nationwide Fund
Conshohocken, PA 19428       December  Distributors LLC (2) and NWD
                               2006    Investments, (2) the asset
                                       management operations of
                                       Nationwide Mutual Insurance
1961                                   Company, which includes
                                       Nationwide Separate Accounts LLC
                                       (2) and Nationwide SA Capital
                                       Trust. (2) From March 2004 until
                                       March 2006, Mr. Grady was Chief
                                       Executive Officer of
                                       Constellation Investment
                                       Management Co., L.P. (registered
                                       investment adviser), and
                                       President and Chief Executive
                                       Officer of Constellation Funds
                                       Group (registered investment
                                       companies). He also was
                                       President of Constellation
                                       Investment Distribution Co.,
                                       Inc. (registered broker-dealer)
                                       from March 2004 until June 2006.
                                       From February 2001 until
                                       February 2004, Mr. Grady was
                                       Chief Operating and Chief Legal
                                       Officer; Managing Director,
                                       Mutual Funds Group, Turner
                                       Investment Partners, Inc.
                                       (registered investment adviser);
                                       Executive Vice President of
                                       Turner Funds and Turner
                                       Institutional Portfolios
                                       (registered investment
                                       companies); and President,
                                       Turner Investment Distributors,
                                       Inc. (registered broker-dealer).
==============================================================================================================


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Joseph Finelli              Treasurer  Mr. Finelli is the Principal           N/A               N/A
                              since    Financial Office and Vice
Nationwide Funds Group      September  President of Investment
1200 River Road,               2007    Accounting and Operations for
Suite 1000,                            Nationwide Funds Group(2).
Conshohocken, PA 19428

1957
==============================================================================================================
Dorothy Sanders               Chief    Ms.   Sanders   is  Senior   Vice      N/A               N/A
                           Compliance  President and Chief Compliance
Nationwide Funds Group       Officer   Officer  of  NFA.  She  also  has
1200 River Road,              since    oversight    responsibility   for
Suite 1000,                  October   Investment  Advisory  and  Mutual
Conshohocken, PA 19428        2007     Fund  Compliance  Programs in the
                                       Office    of     Compliance    at
1955                                   Nationwide.  From  November  2004
                                       to October  2007,  she was Senior
                                       Director  and  Senior  Counsel at
                                       Investors   Bank  &  Trust   (now
                                       State Street Bank).  From 2000 to
                                       November   2004,   she  was  Vice
                                       President,  Secretary and General
                                       Counsel  of Fred Alger & Company,
                                       Incorporated.
==============================================================================================================
Eric E. Miller              Secretary  Mr. Miller is Senior Vice              N/A               None
                              since    President, General Counsel, and
Nationwide Funds Group       December  Assistant Secretary for
1200 River Road                2002    Nationwide Funds Group(3).
Suite 1000,
Conshohocken, PA 19428

1953
==============================================================================================================

----------
(1) Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Fund.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

       The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met [--] times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Fund and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Fund and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

     OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

         All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUND                  SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
David C. Wetmore
=========================================================================================================================
Arden L. Shisler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================

OWNERSHIP IN THE FUND'S INVESTMENT ADVISER1, SUBADVISERS2 OR DISTRIBUTOR3 AS OF DECEMBER 31, 2007 TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND


=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================
David C. Wetmore
=========================================================================================================================

1        Nationwide Fund Advisors.

2 Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.

3 Nationwide Fund Distributors LLC or any company, other than an investment company, that controls the Fund's adviser or distributor.

                            COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007.

Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
          (1)                   (2)                 (3)                 (4)                       (5)
====================================================================================================================
    NAME OF TRUSTEE                          PENSION RETIREMENT
                             AGGREGATE        BENEFITS ACCRUED    ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON        TOTAL COMPENSATION FROM THE
                             THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $ 86,625              N/A                 N/A                     $ 172,000
====================================================================================================================
Paula H.J. Cholmondeley            85,250           N/A                 N/A                          170,750
====================================================================================================================
C. Brent DeVore                    80,875           N/A                 N/A                          161,750
====================================================================================================================
Phyllis Kay Dryden                 78,625           N/A                 N/A                          157,250
====================================================================================================================
Barbara L. Hennigar                82,625           N/A                 N/A                           163,750
====================================================================================================================
Barbara I. Jacobs                  82,375           N/A                 N/A                          163,500
====================================================================================================================
Douglas F. Kridler                 81,875           N/A                 N/A                          163,750
====================================================================================================================
Michael D. McCarthy                76,625           N/A                 N/A                          153,250
====================================================================================================================
Arden L. Shisler                   65,813           N/A                 N/A                          131,625
====================================================================================================================
David C. Wetmore                   121,500          N/A                 N/A                          241,750
====================================================================================================================

* On October 31, 2007 the Fund Complex included two trusts comprised of 103 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

       The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Fund's net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan;

fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Fund in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Fund. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers" under which NFA, rather than managing the Fund directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee of 1.25% paid monthly based on average daily net assets of the Fund.

SUBADVISER

         Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, is the subadviser for the Fund. Aberdeen is controlled by Gary William Bartlett (Aberdeen's chief executive officer), and Andrew Alasdair Smith (Aberdeen's chief financial officer). Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Fund's assets in accordance with the Fund's investment objective and strategies. Aberdeen makes investment decisions for the Fund, and, in connection with such investment decisions, places purchase and sell orders for securities.

For the investment management services provided to the Fund, Aberdeen receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Fund.

LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Fund, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of the Fund (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         NFA may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreements at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made by the Fund unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

         Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses to [ -- ]% of all share classes of the Fund, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses.

INVESTMENT ADVISORY FEES

            During the fiscal years ended October 31, 2007 and 2006 (unless otherwise noted), NFA earned the following fees for investment advisory services:

                                                         2007                              2006(2)
                                                         ----                              -------
                                             FEES EARNED(1)   FEES REIMBURSED  FEES EARNED1    FEES REIMBURSED

FUND

Nationwide Hedged Core Equity Fund           [$xx]            [$xx]            $5,725          $4,363

----------
(1)      Fees net of reimbursement.
(2)      The Fund commenced operations on September 29, 2006.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Fund will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Fund's Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

      Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for the Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and
(ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

         Nationwide Fund Advisors
         Nationwide Fund Management LLC
         Nationwide SA Capital Trust
         Nationwide Life Insurance Company
         Nationwide Life and Annuity Insurance Company
         Nationwide Financial Services, Inc.
         Nationwide Corporation
         Nationwide Mutual Insurance Company
         John H. Grady
         Dorothy Sanders
         Joseph Finelli
         Eric E. Miller

         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of the Fund. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.

         For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following commissions from the sale of shares of the Fund:

      FUND
                                                                 YEAR ENDED          YEAR ENDED
                                                                 -----------         ----------
                                                               OCTOBER 31, 2007   OCTOBER 31, 2006 (1)
                                                               ----------------   ----------------
Nationwide Hedged Core Equity Fund                                   [$0]                $0
1        The Fund commenced operations on September 29, 2006.

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following amounts from such sales charges:

      FUND

                                                                 YEAR ENDED          YEAR ENDED
                                                                 -----------         ----------
                                                               OCTOBER 31, 2007   OCTOBER 31, 2006(1)
                                                               ----------------   ----------------
Nationwide Hedged Core Equity Fund                                   [$0]                $0
1        The Fund commenced operations on September 29, 2006.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Fund, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Fund to compensate NFD, as the Fund's principal underwriter, for expenses associated with the distribution of the Fund's Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Fund, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

 AMOUNT

0.25% of the average daily net assets of the Fund's Class A shares (distribution or services fee).

1.00% of the average daily net assets of the Fund's Class B shares (0.25% services fee).

1.00% of the average daily net assets of the Fund's Class C shares (0.25% services fee).

0.50% of the average daily net assets of the Fund's Class R shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.

------------------------------------- ---------------------- ------------------- ------------------ ---------------
FUND                                  CLASS A                CLASS B             CLASS C            CLASS R
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Hedged Core Equity Fund    [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ---------------

         The Trust has been informed by NFD that for the the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Fund:

------------------------------------- ---------------------- ------------------- ------------------ ----------------
FUND                                  PROSPECTUS PRINTING    DISTRIBUTOR         FINANCING          BROKER-DEALER
                                      & MAILING1             COMPENSATION &      CHARGES WITH       COMPENSATION &
                                                             COSTS               RESPECT TO B & C   COSTS
                                                                                 SHARES
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Hedged Core Equity Fund    [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ----------------

1 Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

      Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, the Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                   ASSET LEVEL                             AGGREGATE TRUST FEE
                   -----------                             -------------------
               $0 up to $1 billion                                0.26%
           $1 billion up to $3 billion                            0.19%
           $3 billion up to $4 billion                            0.15%
           $4 billion up to $5 billion                            0.08%
          $5 billion up to $10 billion                            0.05%
          $10 billion up to $12 billion                           0.03%
              $12 billion and more                                0.02%

         For the fiscal year ended October 31, 2007, NFM received combined fund administration and transfer agency fees of [$706] from the Fund.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for all the funds of the Trust. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                                       AGGREGATE TRUST FEE
                 ASSET LEVEL                      AS A PERCENTAGE OF NET ASSETS
                 -----------                      -----------------------------
                 $0 up to $1 billion                           0.20%
             $1 billion up to $3 billion                       0.15%
             $3 billion up to $4 billion                       0.10%
             $4 billion up to $5 billion                       0.05%
            $5 billion up to $10 billion                       0.02%
            $10 billion up to $12 billion                      0.01%
                $12 billion and more                           0.005%

Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:

---------------------------------------- --------------------------------------
YEAR ENDED OCTOBER 31, 2007              YEAR ENDED OCTOBER 31, 2006
---------------------------------------- --------------------------------------
[$XXX]                                   $7,776,120
---------------------------------------- --------------------------------------

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Fund, the Trust has entered into a Servicing Agreement for the Fund pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of the Fund, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [------------------------------------------------------------------------]

                              BROKERAGE ALLOCATIONS

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or the subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Fund, it is the policy of the Adviser and the subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser or the subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Fund, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2007, the clients (including the Fund) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, Nationwide Management and Research Trust, and NorthPointe, paid soft dollar commissions in the total amount of $[x] million with respect to the Fund and $[x] million with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Fund.

         For the fiscal years ended October 31, 2007 and October 31, 2006, the following brokerage commissions were paid by the Fund:

------------------------------------------------------------------ ------------- --------------
                                                                       2007          2006(1)
------------------------------------------------------------------ ------------- --------------
Nationwide Hedged Core Equity Fund                                 $xxx          $3,478
------------------------------------------------------------------ ------------- --------------

----------
1        The Fund commenced operations on September 29, 2006

         As of October 31, 2007, the Fund held investments in securities of their regular broker-dealers as follows:

                                               APPROXIMATE AGGREGATE VALUE
                                                       OF ISSUER'S
                                              SECURITIES OWNED BY THE FUND
                                                         AS OF
                                                     FISCAL YEAR END                       NAME OF
                     FUND                           OCTOBER 31, 2007                   BROKER OR DEALER
                     ----                           ----------------                   ----------------
Nationwide Hedged Core Equity Fund                        [$x]             Prudential Financial, Inc.
                                                          [$x]             CS First Boston Corp.
                                                          [$x]             Citigroup
                                                          [$x]             JP Morgan Chase & Co., Inc.
                                                          [$x]             Wachovia Corp.
                                                          [$x]             Bank of America Corp.

         Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value ("NAV") per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the Exchange on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

         The Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

WAIVER OF CLASS A SALES CHARGES

      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

         (1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

         (2)      shares sold:

                  (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

                  (b)      to any endowment or non-profit organization;

                  (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

                  (d) to any life insurance company separate account registered as a unit investment trust;

                  (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

                  (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate
                           Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

                  (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

                  (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

         (3)      Class A shares sold:

                  (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

                  (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

                  (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

                  (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

         o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
         o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.
         o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.
         o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
         o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B SHARES OF THE FUND AND CDSC

         NFD compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                YEARS OF AFTER PURCHASE                                          CDSC ON SHARES
                                                                                  BEING SOLD
                   -----------------                                           ------------------
              First                                                                 5.00%
              Second                                                                4.00%
              Third                                                                 3.00%
              Fourth                                                                3.00%
              Fifth                                                                 2.00%
              Sixth                                                                 1.00%
              Seventh and following                                                 0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares, as the case may be, remaining in your account will be sold first.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Fund to Class B shares of another Fund during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

         o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

         o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE

------------------------------------------------------- ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Global Technology
and Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Global Health Sciences Fund, Nationwide
Hedged Core Equity Fund, Nationwide Leaders Fund,
Nationwide Market Neutral Fund, Nationwide U.S.
Growth Leaders, Nationwide Worldwide Leaders Fund,
Nationwide Mid Cap Growth Leaders Fund, Nationwide
Value Opportunities Fund, Nationwide Micro Cap Equity
Fund, Nationwide U.S. Growth Leaders Long-Short Fund,
Nationwide China Opportunities Fund, Nationwide
Global Natural Resources Fund, Nationwide Small Cap
Core Fund, Nationwide Small Cap Growth Opportunities
Fund, Nationwide Small Cap Leaders Fund , Nationwide
Optimal Allocations Funds, Nationwide U.S. Small Cap
Value Fund, Nationwide International Value Fund, and
Nationwide Value Fund,
------------------------------------------------------- ------------------- ------------------- ----------------


                                       49

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE

------------------------------------------------------- ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------- ----------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
  Northpointe Small Cap Value Fund, Northpointe Small                    0.50%                       0.25%
                    Cap Growth Fund
------------------------------------------------------- --------------------------------------- ----------------

CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

         In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

         The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

         o        the Distributor and other affiliates of NFA,
         o        broker-dealers,
         o        financial institutions, and
         o other financial intermediaries through which investors may purchase shares of a Fund.

         Payments may be based on current or past sales; current or historical assets; or a fla t fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

      The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Fund may also assess redemption fees on shares held less than 90 days, as set forth in the Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

         The Fund generally plans to redeem its shares for cash with the following exception. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

         The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

         A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

         If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

         We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

                        SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Fund.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to the Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

         AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Fund offers the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B, or Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

         AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

         CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

         The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Fund will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

         The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

         BY MAIL OR FAX - Write Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

         BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

         AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

         TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number (614)- 428-3278.

         RETIREMENT PLANS- Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

         SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

         CONSOLIDATED STATEMENTS - Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

         AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

         SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Fund.

         PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

         UNDELIVERABLE MAIL - If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Fund may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Fund, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                      [ ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         The Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

         EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

         EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

         PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund's fiscal year end as follows:

         REQUIRED DISTRIBUTIONS. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

          IF:

         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
         o You sell some or all of your original shares within 90 days of their purchase, and
         o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

          THEN:

          In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because the Fund's investment strategy is to invest in non-U.S. companies, none of the Fund's dividends are expected to qualify for the corporate dividends received deduction.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

         DERIVATIVES. The Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. The Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). The Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number, o certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

         The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While the Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         OTHER. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. [PROPOSED LEGISLATION TO BE UPDATED] Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND. ]

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      As of October 31, 2007, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of the Fund.

As of February, [__], 2008, the following shareholders held five percent or greater of the shares of a class of the Fund:

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS A                               NUMBER OF SHARES         PERCENT OF CLASS
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS B
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS R
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------

                              FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -     Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -     Bonds which are rated Ba are judged to have speculative elements;
         their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1   This designation denotes best quality. There is present
               strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2   This designation de notes high quality. Margins of
               protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security
               elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection
               commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

         The Board of Trustees of Nationwide Mutual Fund and Nationwide Variable Insurance Trust (the "Fund") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to the Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Fund, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Fund are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

         For any Fund, or portion of the Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

         o        Tenure of the audit firm
         o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
         o        Length of the rotation period advocated in the proposal
         o        Significant audit-related issues
         o        Number of audit committee meetings held each year
         o        Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

         o Insiders and affiliated outsiders on boards that are not at least majority independent
         o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
         o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
         o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
         o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders
         o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

         o The plan expressly permits repricing of underwater options without shareholder approval; or
         o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
         o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

         o Stock ownership guidelines (a minimum of three times the annual cash retainer)
         o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
         o        Balanced mix between cash and equity
         o Non-employee directors should not receive retirement benefits/perquisites
         o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns
         o        Rationale for the repricing
         o        Value-for-value exchange
         o        Option vesting
         o        Term of the option
         o        Exercise price
         o        Participation
         o        Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value
         o        Offering period is 27 months or less, and
         o        Potential voting power dilution (VPD) is 10 percent or less.
                  Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

         o        Broad-based participation
         o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
         o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

         o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
         o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

         These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

         o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
         o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

[ ADD ABERDEEN ASSET MANAGEMENT, INC. PROXY VOTING GUIDELINES]

                                   APPENDIX C

                                PORTFOLIO MANAGER

INVESTMENTS IN THE FUND                                                         DOLLAR RANGE OF INVESTMENTS IN THE
NAME OF PORTFOLIO MANAGER                FUND NAME                              FUND AS OF OCTOBER 31, 2007
-------------------------                ---------                              -----------------------------------
Joseph Cerniglia                         Nationwide Hedged Core Equity Fund

DESCRIPTION OF COMPENSATION STRUCTURE

NATIONWIDE FUND ADVISORS ("NFA"):

         NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

         Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

         The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

         Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

         Portfolio managers also may be awarded unregistered restricted equity interests in a related Nationwide entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.

[ ADD ABERDEEN SPECIFIC COMPENSATION STRUCTURE]

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
Joseph Cerniglia                                  Mutual Fund: [__] accounts, $[___] total assets ([__] account,
                                                  $[___] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [__] accounts, $[__] total assets ([__] account, $[___] total assets for which the advisory fee is based on performance)
                                                  Other Accounts: [___] accounts, $[___] total assets ([__]
                                                  account, $[___] total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

NATIONWIDE FUND ADVISORS ("NFA"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

[INSERT ABERDEEN CONFLICTS OF INTEREST DISCLOSURE]

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY __, 2008

                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE SMALL CAP CORE FUND
NATIONWIDE MARKET NEUTRAL FUND

         Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund" and collectively, the "Funds").

         This SAI is not a prospectus but is incorporated by reference into the prospectus for the Funds dated February __, 2008, ("Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.


             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General Information and History................................................
Additional Information on Portfolio Instruments and Investment Policies........
Description of Portfolio Instruments and Investment Policies...................
Investment Restrictions........................................................
Trustees and Officers of the Trust.............................................
Investment Advisory and Other Services.........................................
Brokerage Allocation...........................................................
Purchases, Redemptions and Pricing of Shares...................................
Systematic Investment Strategies...............................................
Investor Privileges............................................................
Investor Services..............................................................
Performance Advertising........................................................
Additional Information.........................................................
Additional General Tax Information.............................................
Major Shareholders.............................................................
Financial Statements........................................................ 64
Appendix A - Debt Ratings...................................................A-1
Appendix B - Proxy Voting Guidelines Summaries..............................B-1
Appendix C - Portfolio Managers  ...........................................C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

         Please review the discussion in the Prospectus for further information regarding the investment objective and policies of each Fund.

-------------------------------------------------- --------- ----------
                                                     NATIONWIDE
                                                     SMALL     NATIONWIDE
                                                     CAP       MARKET
         TYPE OF INVESTMENT OR TECHNIQUE             CORE      NEUTRAL
-------------------------------------------------- --------- ----------
U.S. common stocks                                    Y          Y
-------------------------------------------------- --------- ----------
Preferred stocks                                      Y          Y
-------------------------------------------------- --------- ----------
Small company stocks                                  Y          Y
-------------------------------------------------- --------- ----------
Special situation companies                           Y          Y
-------------------------------------------------- --------- ----------
Illiquid securities                                   Y          Y
-------------------------------------------------- --------- ----------
Restricted securities                                 Y          Y
-------------------------------------------------- --------- ----------
When-issued / delayed-delivery securities             Y          Y
-------------------------------------------------- --------- ----------
Investment companies                                  Y          Y
-------------------------------------------------- --------- ----------
Real estate investment trusts (REITS)                 Y          Y
-------------------------------------------------- --------- ----------
Securities of foreign issuers                         Y          Y
-------------------------------------------------- --------- ----------
Depositary receipts                                   Y          Y
-------------------------------------------------- --------- ----------
Securities from developing countries/emerging         Y          Y
markets
-------------------------------------------------- --------- ----------
Convertible securities                                Y          Y
-------------------------------------------------- --------- ----------
Long-term debt                                                   Y
-------------------------------------------------- --------- ----------
Long-term  debt when  originally  issued but with
397 days or less remaining to maturity
-------------------------------------------------- --------- ----------
Short-term debt                                       Y          Y
-------------------------------------------------- --------- ----------
Floating and variable rate securities                 Y          Y
-------------------------------------------------- --------- ----------
Zero coupon securities                                           Y
-------------------------------------------------- --------- ----------
Pay-in-kind bonds
-------------------------------------------------- --------- ----------
Deferred payment securities
-------------------------------------------------- --------- ----------
Non-investment grade debt                                        Y
-------------------------------------------------- --------- ----------
Loan participations and assignments                   Y          Y
-------------------------------------------------- --------- ----------
Sovereign debt (foreign) (denominated in U.S. $)      Y          Y
-------------------------------------------------- --------- ----------
Foreign commercial paper (denominated in U.S. $)
-------------------------------------------------- --------- ----------
Duration
-------------------------------------------------- --------- ----------
U.S. government securities                            Y          Y
-------------------------------------------------- --------- ----------
Money market instruments                              Y          Y
-------------------------------------------------- --------- ----------

------------------------------------------------ ----------- ----------
                                                   NATIONWIDE  NATIONWIDE
                                                   SMALL       MARKET
        TYPE OF INVESTMENT OR TECHNIQUE            CAP CORE    NEUTRAL
------------------------------------------------ ----------- ----------
Mortgage-backed securities
------------------------------------------------ ----------- ----------
Stripped mortgage securities
------------------------------------------------ ----------- ----------
Collateralized mortgage obligations
------------------------------------------------ ----------- ----------
Mortgage dollar rolls
------------------------------------------------ ----------- ----------
Asset-backed securities
------------------------------------------------ ----------- ----------
Bank and/or Savings and Loan obligations             Y           Y
------------------------------------------------ ----------- ----------
Repurchase agreements                                Y           Y
------------------------------------------------ ----------- ----------
Derivatives                                          Y           Y
------------------------------------------------ ----------- ----------
Reverse repurchase agreements                        Y           Y
------------------------------------------------ ----------- ----------
Warrants                                             Y           Y
------------------------------------------------ ----------- ----------
Futures                                              Y           Y
------------------------------------------------ ----------- ----------
Options                                              Y           Y
------------------------------------------------ ----------- ----------
Foreign currencies                                   Y           Y
------------------------------------------------ ----------- ----------
Forward currency contracts                           Y           Y
------------------------------------------------ ----------- ----------
Borrowing money                                      Y           Y
------------------------------------------------ ----------- ----------
Lending portfolio securities                         Y           Y
------------------------------------------------ ----------- ----------
Investment of securities lending collateral          Y           Y
------------------------------------------------ ----------- ----------
Short sales                                          Y           Y
------------------------------------------------ ----------- ----------
Participation Interests
------------------------------------------------ ----------- ----------
Swap Agreements                                      Y           Y
------------------------------------------------ ----------- ----------
Credit Default Swaps                                 Y           Y
------------------------------------------------ ----------- ----------
Wrap Contracts
------------------------------------------------ ----------- ----------
Indexed securities                                   Y           Y
------------------------------------------------ ----------- ----------
Strip Bonds
------------------------------------------------ ----------- ----------
Put Bonds
------------------------------------------------ ----------- ----------
Private Activity and Industrial Development
Bonds
------------------------------------------------ ----------- ----------
Custodial Receipts
------------------------------------------------ ----------- ----------
Nationwide Contract
------------------------------------------------ ----------- ----------
Extendable Commercial Notes
------------------------------------------------ ----------- ----------

------------------------------------------------ ----------- ----------
Standby Commitment Agreements
------------------------------------------------ ----------- ----------
Municipal Securities
------------------------------------------------ ----------- ----------
Equity Linked Notes
------------------------------------------------ ----------- ----------
Exchange Traded Funds                                Y           Y
------------------------------------------------ ----------- ----------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether a Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         LOWER-QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         LIQUIDITY AND VALUATION. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

- U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
-     The Federal Housing Administration and the Farmers Home Administration;
- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Funds purchase the principal portion of STRIPS, the Funds will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Funds may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         CREDIT DEFAULT SWAPS. Each Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

         As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- repurchase agreements;

         -- bank or savings and loan obligations;

         -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Funds will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         -- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Fund's adviser or subadviser;

         -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

         -- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser or subadviser to be of comparable quality to the securities described above.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Funds' adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         Each Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES (Nationwide Market Neutral Fund)

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS

         The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Funds' adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser or subadviser believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

REPURCHASE AGREEMENTS

         In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased by a Fund on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INDEXED SECURITIES

         Each Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Funds consider collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

REAL ESTATE INVESTMENT TRUSTS

         Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

         The Nationwide Market Neutral Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" above.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a

Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund's level of illiquidity may increase.

         The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by a Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Funds' adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

BORROWING

         The Funds may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing, unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

         The Funds' adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of some underlying asset (E.G., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Funds' adviser or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Funds' adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For the Funds" below.

         OPTIONS. Each Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         Each Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads ( I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Funds' adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

         To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, an "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the it had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that the Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund's adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward currency contract, each Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Funds' investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Funds against price decline if the issuer's creditworthiness deteriorates. Because the value of the Funds' investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Funds' investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, each Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and thereby will offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired is denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         Each Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

         To the extent permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Each Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

         SPDRS AND OTHER EXCHANGE TRADED FUNDS. Each Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's ("S&P") Index such as the S&P 500 Index. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

         ETFs, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

TEMPORARY INVESTMENTS

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the portfolio turnover rate for each Fund was 0%. For the fiscal year ended October 31, 2007, the portfolio turnover rate for each Fund was [xx]%.

                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

     o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     o May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

     o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

     o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

         Each Fund may not:

              o purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

              o purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


              o purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

          The Nationwide Small Cap Core Fund may not:

              o pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

         The Funds' investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

         o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

         Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

         Exceptions to the portfolio holdings release policy described above can only be authorized by the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

         o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, the investment adviser, the subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o    Data consolidators (including ratings agencies);
         o    Fund rating/ranking services and other data providers; and
         o    Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       120               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          120      Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o Nationwide Funds                      Manager of Sappi Fine Paper                 (dental products),
Group                                     North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         120               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        120               None
                           December 2004  Mitchell Madison, a
c/o Nationwide Funds                      management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           120               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               120               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Douglas F. Kridler        Trustee since   Mr. Kridler has served as          120               None
                          September 1997  the President and Chief
c/o Nationwide Funds                      Executive Officer of the
Group                                     Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          120               None
                           December 2004  Chairman of VMAC (Commodity
c/o Nationwide Funds                      Swaps) from October 2002
Group                                     until January 2007, and a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           120               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

*    Length of time served includes time served with the Trust's predecessors.
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Arden L. Shisler             Trustee   Retired; Mr. Shisler is the            120      Director of
                              since    former President and Chief                      Nationwide Financial
c/o Nationwide Funds Group   February  Executive Officer of KeB                        Services, Inc.,
1200 River Road,               2000    Transport, Inc., a trucking firm                Chairman of
Suite 1000,                            (2000 through 2002). He served                  Nationwide Mutual
Conshohocken, PA 19428                 as a consultant to KeB from                     Insurance Company(2)
                                       January 2003 through December
1941                                   2004. Since 1992, Mr. Shisler
                                       has also been Chairman of the
                                       Board for Nationwide Mutual
                                       Insurance Company(2).
==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
John H. Grady               President  Mr. Grady is President and Chief       N/A               None
                            and Chief  Executive Officer of Nationwide
Nationwide Funds Group      Executive  Funds Group which includes NFA,(2)
1200 River Road,             Officer   Nationwide Fund Management LLC(2)
Suite 1000,                   since    and Nationwide Fund
Conshohocken, PA 19428       December  Distributors LLC(2) and NWD
                               2006    Investments,(2) the asset
                                       management operations of
                                       Nationwide Mutual Insurance
1961                                   Company, which includes
                                       Nationwide Separate Accounts LLC(2)
                                       and Nationwide SA Capital
                                       Trust.(2) From March 2004 until
                                       March 2006, Mr. Grady was Chief
                                       Executive Officer of
                                       Constellation Investment
                                       Management Co., L.P. (registered
                                       investment adviser), and
                                       President and Chief Executive
                                       Officer of Constellation Funds
                                       Group (registered investment
                                       companies). He also was
                                       President of Constellation
                                       Investment Distribution Co.,
                                       Inc. (registered broker-dealer)
                                       from March 2004 until June 2006.
                                       From February 2001 until
                                       February 2004, Mr. Grady was
                                       Chief Operating and Chief Legal
                                       Officer; Managing Director,
                                       Mutual Funds Group, Turner
                                       Investment Partners, Inc.
                                       (registered investment adviser);
                                       Executive Vice President of
                                       Turner Funds and Turner
                                       Institutional Portfolios
                                       (registered investment
                                       companies); and President,
                                       Turner Investment Distributors,
                                       Inc. (registered broker-dealer).
==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Joseph Finelli              Treasurer  Mr. Finelli is the Principal           N/A               N/A
                              since    Financial Office and Vice
Nationwide Funds Group      September  President of Investment
1200 River Road,               2007    Accounting and Operations for
Suite 1000,                            Nationwide Funds Group(2).
Conshohocken, PA 19428

1957
==============================================================================================================
Dorothy Sanders               Chief    Ms.   Sanders   is  Senior   Vice      N/A               N/A
                            Compliance President and Chief Compliance
Nationwide Funds Group       Officer   Officer  of  NFA.  She  also  has
1200 River Road,              since    oversight    responsibility   for
Suite 1000,                  October   Investment  Advisory  and  Mutual
Conshohocken, PA 19428        2007     Fund  Compliance  Programs in the
                                       Office    of     Compliance    at
1955                                   Nationwide.  From  November  2004
                                       to October  2007,  she was Senior
                                       Director  and  Senior  Counsel at
                                       Investors   Bank  &  Trust   (now
                                       State Street Bank).  From 2000 to
                                       November   2004,   she  was  Vice
                                       President,  Secretary and General
                                       Counsel  of Fred Alger & Company,
                                       Incorporated.
==============================================================================================================
Eric E. Miller              Secretary  Mr. Miller is Senior Vice              N/A               None
                              since    President, General Counsel, and
Nationwide Funds Group       December  Assistant Secretary for
1200 River Road                2002    Nationwide Funds Group(3).
Suite 1000,
Conshohocken, PA 19428

1953
==============================================================================================================

(1) Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
    Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met [--] times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Fund, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met [--] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

         All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
David C. Wetmore
=========================================================================================================================
Arden L. Shisler
=========================================================================================================================

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen            $   86,625           N/A                 N/A              $    172,000        $   86,625
=========================================================================================================================
Paula H.J.
Cholmondeley                    85,250           N/A                 N/A                   170,750            85,250
=========================================================================================================================
C. Brent DeVore                 80,875           N/A                 N/A                   161,750            80,875
=========================================================================================================================
Phyllis Kay Dryden              78,625           N/A                 N/A                   157,250            78,625
=========================================================================================================================
Barbara L. Hennigar             82,625           N/A                 N/A                   163,750            82,625
=========================================================================================================================
Barbara I. Jacobs               82,375           N/A                 N/A                   163,500            82,375
=========================================================================================================================
Douglas F. Kridler              81,875           N/A                 N/A                   163,750            81,875
=========================================================================================================================
Michael D. McCarthy             76,625           N/A                 N/A                   153,250            76,625
=========================================================================================================================
David C. Wetmore                65,813           N/A                 N/A                   131,625            65,813
=========================================================================================================================

(1)  Nationwide Fund Advisors.

(2) Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.

(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

                            COMPENSATION OF TRUSTEES

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers. [Update]

====================================================================================================================
          (1)                   (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                             PENSION RETIREMENT
                              AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON        TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $    86,625           N/A                 N/A                     $     172,000
====================================================================================================================

Paula H.J. Cholmondeley            85,250           N/A                 N/A                           170,750
====================================================================================================================
C. Brent DeVore                    80,875           N/A                 N/A                           161,750
====================================================================================================================
Phyllis Kay Dryden                 78,625           N/A                 N/A                           157,250
====================================================================================================================
Barbara L. Hennigar                82,625           N/A                 N/A                           163,750
====================================================================================================================
Barbara I. Jacobs                  82,375           N/A                 N/A                           163,500
====================================================================================================================
Douglas F. Kridler                 81,875           N/A                 N/A                           163,750
====================================================================================================================
Michael D. McCarthy                76,625           N/A                 N/A                           153,250
====================================================================================================================
Arden L. Shisler                   65,813           N/A                 N/A                           131,625
====================================================================================================================
David C. Wetmore                  121,500           N/A                 N/A                           241,750
====================================================================================================================

* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Funds in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Funds. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager-of-Managers" under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                               ASSETS                                INVESTMENT ADVISORY FEE
----                                               ------                                -----------------------
Nationwide Small Cap Core Fund                     $0 up to $500 million                 0.85%
                                                   $500 million up to $2 billion         0.75%
                                                   $2 billion and more                   0.70%

Nationwide Market Neutral Fund                     All                                   1.25%

SUBADVISER

         Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, is the subadviser for the Funds. Aberdeen is controlled by Gary William Bartlett (Aberdeen's chief executive officer), and Andrew Alasdair Smith (Aberdeen's chief financial officer). Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Funds' assets in accordance with the Funds' investment objectives and strategies. Aberdeen makes investment decisions for the Funds, and, in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services provided to the Funds, Aberdeen receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.

         As part of this restructuring, on September 17, 2007, Aberdeen and Nationwide Financial, NFA, and Nationwide SA Capital Trust (collectively, "Nationwide") entered into a definitive Purchase Agreement under which Aberdeen agreed to purchase from Nationwide the active equity portfolio management business of NFA and Nationwide SA Capital Trust (the "Transaction"). Portfolio managers, analysts and support personnel are included in the Transaction, as well as resources and technology. The Transaction closed on October 1, 2007 (the "Closing"). Upon the Closing, and as per the Purchase Agreement, NFA continued to serve as the investment adviser to the Funds, while Aberdeen commenced service as a subadviser to the Funds.

LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses for the Funds as follows"

|X| Nationwide Small Cap Core Fund to [--]% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.
|X| Nationwide Market Neutral Fund to [--]% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2007 and 2006 (unless otherwise noted), NFA earned the following fees for investment advisory services:

                                                    2007                             2006(2)
                                                    ----                             -------
                                       FEES EARNED(1)   FEES REIMBURSED  FEES EARNED(1)    FEES REIMBURSED
FUND
----                                   --------------   ---------------  --------------    ---------------
Nationwide Small Cap Core Fund              [$x]            [$x]             $0             $4,711
Nationwide Market Neutral Fund              [$x]            [$x]             $1,294         $4,379

(1)  Fees net of reimbursement.
(2)  The Funds commenced operations on September 29, 2006.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by
(i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller

         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.

         For the fiscal years ended October, 2007 and October, 2006, NFD received the following commissions from the sale of shares of the Funds:


                                        YEAR ENDED          YEAR ENDED
      FUNDS                           OCTOBER 31, 2007   OCTOBER 31, 2006(1)
      -----                           ----------------   -------------------
Nationwide Small Cap Core Fund              [$0]                $0
Nationwide Market Neutral Fund              [$0]                $0

(1)  The Funds commenced operations on September 29, 2006.

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following amounts from such sales charges:


                                        YEAR ENDED          YEAR ENDED
      FUNDS                           OCTOBER 31, 2007   OCTOBER 31, 2006(1)
      -----                           ----------------   -------------------
Nationwide Small Cap Core Fund              [$0]                $0
Nationwide Market Neutral Fund1             [$0]                $0

(1)  The Funds commenced operations on September 29, 2006.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                              AMOUNT                                                FUND
                              ------                                                ----
0.25% of the average daily net assets of the Fund's Class      Nationwide Small Cap Core Fund
A shares (distribution or services fee).                       Nationwide Market Neutral Fund

1.00% of the average daily net assets of the Fund's Class      Nationwide Small Cap Core Fund
B shares (0.25% services fee).                                 Nationwide Market Neutral Fund

1.00% of the average daily net assets of the Fund's Class      Nationwide Small Cap Core Fund
C shares (0.25% services fee).                                 Nationwide Market Neutral Fund

0.50% of the average daily net assets of the Fund's Class      Nationwide Small Cap Core Fund
R shares (0.25% of which may be either a distribution or       Nationwide Market Neutral Fund
services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.

------------------------------------- ---------------------- ------------------- ------------------ ---------------
FUND                                  CLASS A                CLASS B             CLASS C            CLASS R
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Small Cap Core Fund        [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Market Neutral Fund        [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ---------------

         The Trust has been informed by NFD that for the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

------------------------------------- ---------------------- ------------------- ------------------ ----------------
FUND                                  PROSPECTUS PRINTING    DISTRIBUTOR         FINANCING          BROKER-DEALER
                                      & MAILING(1)           COMPENSATION &      CHARGES WITH       COMPENSATION &
                                                             COSTS               RESPECT TO B & C   COSTS
                                                                                 SHARES
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Small Cap Core Fund        [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Market Neutral Fund        [$x]                   [$x]                [$x]               [$x]
------------------------------------- ---------------------- ------------------- ------------------ ----------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                 ASSET LEVEL                             AGGREGATE TRUST FEE
                 -----------                             -------------------
             $0 up to $1 billion                                0.26%
         $1 billion up to $3 billion                            0.19%
         $3 billion up to $4 billion                            0.15%
         $4 billion up to $5 billion                            0.08%
        $5 billion up to $10 billion                            0.05%
        $10 billion up to $12 billion                           0.03%
            $12 billion and more                                0.02%

         For the fiscal years ended October 31, 2007 and October 31, 2006, Nationwide SA Capital Trust, the Funds' former administrator, and NFM, as the Funds' transfer agent, were paid combined fund administration and transfer agency fees from the Funds as follows:

---------------------------------------------------------- ----------------- -----------------
FUND                                                             2007             2006(1)
---------------------------------------------------------- ----------------- -----------------
Nationwide Small Cap Core Fund                                   [$x]              $914
---------------------------------------------------------- ----------------- -----------------
Nationwide Market Neutral Fund                                   [$x]              $702
---------------------------------------------------------- ----------------- -----------------

(1)  The Funds commenced operations on September 29, 2006.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for all the funds of the Trust. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                                   AGGREGATE TRUST FEE
               ASSET LEVEL                     AS A PERCENTAGE OF NET ASSETS
               -----------                     -----------------------------
             $0 up to $1 billion                                0.20%
         $1 billion up to $3 billion                            0.15%
         $3 billion up to $4 billion                            0.10%
         $4 billion up to $5 billion                            0.05%
        $5 billion up to $10 billion                            0.02%
        $10 billion up to $12 billion                           0.01%
            $12 billion and more                               0.005%

Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:

---------------------------------------- --------------------------------------
YEAR ENDED OCTOBER 31, 2007              YEAR ENDED OCTOBER 31, 2006
---------------------------------------- --------------------------------------
[$x]                                     $7,776,120
---------------------------------------- --------------------------------------

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging for bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts; transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [_____________________________________________________________________]

                              BROKERAGE ALLOCATION

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or the subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser or the subadviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealer's sale of shares of the Funds, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2007, the clients (including the Funds) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, Nationwide Management and Research Trust, and NorthPointe, paid soft dollar commissions in the total amount of $[x] million with respect to the Funds and $[x] million with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Funds.

         For the fiscal years ended October 31, 2007 and October 31, 2006, the following brokerage commissions were paid by the Funds:

---------------------------------------------------- ------------- -------------
                                                         2007          2006(1)
---------------------------------------------------- ------------- -------------
Nationwide Market Neutral Fund                       $xxx          $5,311
---------------------------------------------------- ------------- -------------
Nationwide Small Cap Core Fund                       $xxx          $5,264
---------------------------------------------------- ------------- -------------

(1)  The Funds commenced operations on September 29, 2006

         As of October 31, 2007, the Fund held investments in securities of their regular broker-dealers as follows:

                                               APPROXIMATE AGGREGATE VALUE
                                                       OF ISSUER'S
                                              SECURITIES OWNED BY THE FUND
                                                          AS OF
                                                     FISCAL YEAR END                NAME OF
                     FUND                           OCTOBER 31, 2007            BROKER OR DEALER
                     ----                     ----------------------------      ----------------
Nationwide Market Neutral Fund                            [$x]             Prudential Financial, Inc.
                                                          [$x]             CS First Boston Corp

Nationwide Small Cap Core Fund                            [$x]             CS First Boston Corp.
                                                          [$x]             Knight Securities, LP

         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserve the right to not determine NAV when: (i) the Funds have not received any orders to purchase, sell or exchange shares and (ii) changes in the value of a Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on

NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAV.

         Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

WAIVER OF CLASS A SALES CHARGES

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of a Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

         The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b) to any endowment or non-profit organization;

     (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

     (d) to any life insurance company separate account registered as a unit investment trust;

     (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

     (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(3)  Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.
o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.
o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B SHARES OF THE FUNDS AND CDSC

         NFD compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                           CDSC ON SHARES
                 YEARS OF AFTER PURCHASE                     BEING SOLD
                 -----------------------                   --------------
              First                                            5.00%
              Second                                           4.00%
              Third                                            3.00%
              Fourth                                           3.00%
              Fifth                                            2.00%
              Sixth                                            1.00%
              Seventh and following                            0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares, as the case may be, remaining in your account will be sold first.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of a Fund to Class B shares of another Fund during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

     o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

     o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Global Technology
and Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Global Health Sciences Fund, Nationwide
Hedged Core Equity Fund, Nationwide Leaders Fund,
Nationwide Market Neutral Fund, Nationwide U.S.
Growth Leaders, Nationwide Worldwide Leaders Fund,
Nationwide Mid Cap Growth Leaders Fund, Nationwide
Value Opportunities Fund, Nationwide Micro Cap Equity
Fund, Nationwide U.S. Growth Leaders Long-Short Fund,
Nationwide China Opportunities Fund, Nationwide
Global Natural Resources Fund, Nationwide Small Cap
Core Fund, Nationwide Small Cap Growth Opportunities
Fund, Nationwide Small Cap Leaders Fund , Nationwide
Optimal Allocations Funds, Nationwide U.S. Small Cap
Value Fund, Nationwide International Value Fund, and
Nationwide Value Fund,
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------- ----------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
  Northpointe Small Cap Value Fund, Northpointe Small                    0.50%                       0.25%
                    Cap Growth Fund
------------------------------------------------------- --------------------------------------- ----------------

CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

         In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

         The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

       o     the Distributor and other affiliates of NFA,
       o     broker-dealers,
       o     financial institutions, and
       o other financial intermediaries through which investors may purchase shares of a Fund.

         Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

         The Funds may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect a Fund. The Funds may also assess redemption fees on shares held less than 90 days, as set forth in the Funds' current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Funds to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

         The Funds generally plan to redeem their shares for cash with the following exception. As described in the Prospectus, the Funds reserve the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Funds directly to you (an "in kind redemption").

         The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Funds. Affiliated persons of each Fund include shareholders who are affiliates of a Funds' investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

         A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

         If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

         We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

                        SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

         AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

         CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

         The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

         The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

         BY MAIL OR FAX - Write to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

         BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

         AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

         TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number (614) 428-3278.

         RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

         SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

         CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

         AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

         SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

         PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

         UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

         You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                      [ ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

         EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

         EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

         PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund's fiscal year end as follows:

         REQUIRED DISTRIBUTIONS. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:
         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
         o You sell some or all of your original shares within 90 days of their purchase, and
         o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:
         In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.

         DERIVATIVES. Each Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         CREDIT DEFAULT SWAP AGREEMENTS. Each Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o    certify that this number is correct,
         o    certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. [PROPOSED LEGISLATION TO BE UPDATED] Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN EITHER OF THE FUNDS. ]

                               MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         As of October 31, 2007, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of the Funds.

As of February, [__], 2008, the following shareholders held five percent or greater of the shares of a class of the Fund:

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS A                                  NUMBER OF SHARES          PERCENT OF CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS B
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS C
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS R
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND INSTITUTIONAL SERVICE CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS A                                  NUMBER OF SHARES          PERCENT OF CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------
----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS A
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS B
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS C
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS R
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------
NATIONWIDE SMALL CAP CORE FUND INSTITUTIONAL SERVICE CLASS
----------------------------------------------------------------------- ------------------------- ----------------------------

----------------------------------------------------------------------- ------------------------- ----------------------------

                              FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL
-------

         The Board of Trustees of Nationwide Mutual Fund and Nationwide Variable Insurance Trust (the "Fund") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to the Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Fund, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Fund are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

         For any Fund, or portion of the Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o    Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o    Length of the rotation period advocated in the proposal
o    Significant audit-related issues
o    Number of audit committee meetings held each year
o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
o The plan expressly permits repricing of underwater options without shareholder approval; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
o Stock ownership guidelines (a minimum of three times the annual cash retainer)
o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o    Balanced mix between cash and equity
o    Non-employee directors should not receive retirement benefits/perquisites
o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting
o    Term of the option
o    Exercise price
o    Participation
o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:
o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:
o    Broad-based participation
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

[ADD ABERDEEN ASSET MANAGEMENT, INC. PROXY VOTING GUIDELINES]

                                   APPENDIX C

                               PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND
------------------------

                                                                        DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                           EACH FUND AS OF OCTOBER 31, 2007
-------------------------             ---------                           --------------------------------
Joseph A. Cerniglia                   Nationwide Small Cap Core Fund      None
                                      Nationwide Market Neutral Fund      None

DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------

NATIONWIDE FUND ADVISORS ("NFA"):

         NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

         Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

         The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

         Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

         Portfolio managers also may be awarded unregistered restricted equity interests in a related Nationwide entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.

[ADD ABERDEEN SPECIFIC COMPENSATION STRUCTURE]

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------- -------------------------------------------------------------------------
                                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS
NAME OF PORTFOLIO MANAGER                   BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------- -------------------------------------------------------------------------

------------------------------------------- -------------------------------------------------------------------------
Joseph Cerniglia                            Mutual Fund: [__] accounts, $[___] total assets ([__] account, $[___]
                                            total assets for which the advisory fee is based on performance)
                                            Other Pooled Investment Vehicles: [__] accounts, $[__] total assets
                                            ([__] account, $[___] total assets for which the advisory fee is based on performance)
                                            Other Accounts: [___] accounts, $[___] total assets ([__] account,
                                            $[___] total assets for which the advisory fee is based on performance)
------------------------------------------- -------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

NATIONWIDE FUND ADVISORS ("NFA"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Funds and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the same portfolio manager may compensate NFA or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN")

[TO BE FILED BY AMENDMENT]

                       STATEMENT OF ADDITIONAL INFORMATION

                               February ___, 2008

                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND
NATIONWIDE SMALL CAP VALUE FUND

         Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund," or collectively, the "Funds").

         This SAI is not a prospectus but is incorporated by reference into the prospectus for the Nationwide Small Cap Growth Opportunities Fund and the Nationwide Small Cap Value Fund dated February ___, 2008 (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information and History ............................................
Additional Information on Portfolio Instruments and Investment Policies ....
Description of Portfolio Instruments and Investment Policies ...............
Investment Restrictions ....................................................
Disclosure of Portfolio Holdings ...........................................
Trustees and Officers of the Trust .........................................
Investment Advisory and Other Services .....................................
Brokerage Allocation .......................................................
Purchases, Redemptions and Pricing of Shares ...............................
Systematic Investment Strategies ...........................................
Investor Privileges ........................................................
Investor Services ..........................................................
Performance Advertising ....................................................
Additional Information .....................................................
Additional General Tax Information .........................................
Major Shareholders .........................................................
Financial Statements .......................................................
Appendix A - Debt Ratings .................................................. A-1
Appendix B - Proxy Voting Guidelines Summaries ............................. B-1
Appendix C - Portfolio Manager ............................................. C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.

         The following table sets forth additional information concerning permissible investments and techniques for the Fund. A "Y" in the table indicates that a Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that a Fund does not intend to invest in or follow the corresponding instrument or technique. Please review the discussion in the Prospectus for further information regarding the investment objectives and policies of each Fund.

--------------------------------------------------    -----------------    -----------
                                                      NATIONWIDE            NATIONWIDE
                                                      SMALL CAP GROWTH      SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE                       OPPORTUNITES FUND     VALUE FUND
--------------------------------------------------    -----------------    -----------
  U.S. Common Stocks                                         Y                  Y
--------------------------------------------------    -----------------    -----------
  Preferred Stocks                                           Y                  Y
--------------------------------------------------    -----------------    -----------
  Small Company Stocks                                       Y                  Y
--------------------------------------------------    -----------------    -----------
  Special Situation Companies                                Y                  Y
--------------------------------------------------    -----------------    -----------
  Illiquid Securities                                        Y                  Y
--------------------------------------------------    -----------------    -----------
  Restricted Securities                                      Y                  Y
--------------------------------------------------    -----------------    -----------
  When-Issued / Delayed-Delivery Securities                  Y                  Y
--------------------------------------------------    -----------------    -----------
  Investment Companies                                       Y                  Y
--------------------------------------------------    -----------------    -----------
  Real Estate Investment Trusts (REITS)                      Y                  Y
--------------------------------------------------    -----------------    -----------
  Securities of Foreign Issuers                              Y                  Y
--------------------------------------------------    -----------------    -----------
  Depositary Receipts                                        Y                  Y
--------------------------------------------------    -----------------    -----------
  Securities From Developing Countries/Emerging              Y                  Y
  Markets
--------------------------------------------------    -----------------    -----------

--------------------------------------------------    -----------------    -----------
                                                      NATIONWIDE            NATIONWIDE
                                                      SMALL CAP GROWTH      SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE                       OPPORTUNITES FUND     VALUE FUND
--------------------------------------------------    -----------------    -----------
  Convertible Securities                                     Y                  Y
--------------------------------------------------    -----------------    -----------
  Long-Term Debt
--------------------------------------------------    -----------------    -----------
  Long-Term Debt When Originally Issued But With
  397 Days Or Less Remaining To Maturity
--------------------------------------------------    -----------------    -----------
  Short-Term Debt                                            Y                  Y
--------------------------------------------------    -----------------    -----------
  Floating And Variable Rate Securities                      Y                  Y
--------------------------------------------------    -----------------    -----------
  Zero Coupon Securities
--------------------------------------------------    -----------------    -----------
  Pay-In-Kind Bonds
--------------------------------------------------    -----------------    -----------
  Deferred Payment Securities
--------------------------------------------------    -----------------    -----------
  Non-Investment Grade Debt
--------------------------------------------------    -----------------    -----------
  Loan Participations And Assignments                        Y                  Y
--------------------------------------------------    -----------------    -----------
  Sovereign Debt (Foreign) (Denominated In U.S. $)
--------------------------------------------------    -----------------    -----------
  Foreign Commercial Paper (Denominated In U.S. $)
--------------------------------------------------    -----------------    -----------
  Duration
--------------------------------------------------    -----------------    -----------
  U.S. Government Securities                                 Y                  Y
--------------------------------------------------    -----------------    -----------
  Money Market Instruments                                   Y                  Y
--------------------------------------------------    -----------------    -----------
  Mortgage-Backed Securities
--------------------------------------------------    -----------------    -----------
  Stripped Mortgage Securities
--------------------------------------------------    -----------------    -----------
  Collateralized Mortgage Obligations
--------------------------------------------------    -----------------    -----------
  Mortgage Dollar Rolls
--------------------------------------------------    -----------------    -----------
  Asset-Backed Securities
--------------------------------------------------    -----------------    -----------
  Bank And/Or Savings And Loan Obligations
--------------------------------------------------    -----------------    -----------
  Repurchase Agreements                                      Y                  Y
--------------------------------------------------    -----------------    -----------
  Derivatives                                                Y                  Y
--------------------------------------------------    -----------------    -----------
  Reverse Repurchase Agreements                              Y                  Y
--------------------------------------------------    -----------------    -----------
  Warrants                                                   Y                  Y
--------------------------------------------------    -----------------    -----------
  Futures                                                    Y                  Y
--------------------------------------------------    -----------------    -----------
  Options                                                    Y                  Y
--------------------------------------------------    -----------------    -----------
  Foreign Currencies                                         Y                  Y
--------------------------------------------------    -----------------    -----------
  Forward Currency Contracts                                 Y                  Y
--------------------------------------------------    -----------------    -----------
  Borrowing Money                                            Y                  Y
--------------------------------------------------    -----------------    -----------
  Lending Portfolio Securities                               Y                  Y
--------------------------------------------------    -----------------    -----------
  Investment Of Securities Lending Collateral                Y                  Y
--------------------------------------------------    -----------------    -----------
  Short Sales                                                Y                  Y
--------------------------------------------------    -----------------    -----------
  Participation Interests
--------------------------------------------------    -----------------    -----------
  Swap Agreements                                            Y                  Y
--------------------------------------------------    -----------------    -----------
  Credit Default Swaps
--------------------------------------------------    -----------------    -----------

--------------------------------------------------    -----------------    -----------
                                                      NATIONWIDE            NATIONWIDE
                                                      SMALL CAP GROWTH      SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE                       OPPORTUNITES FUND     VALUE FUND
--------------------------------------------------    -----------------    -----------
 Wrap Contracts
--------------------------------------------------    -----------------    -----------
 Indexed Securities                                          Y                  Y
--------------------------------------------------    -----------------    -----------
 Strip Bonds
--------------------------------------------------    -----------------    -----------
 Put Bonds
--------------------------------------------------    -----------------    -----------
 Private Activity And Industrial Development Bonds
--------------------------------------------------    -----------------    -----------
 Custodial Receipts
--------------------------------------------------    -----------------    -----------
 Nationwide Contract
--------------------------------------------------    -----------------    -----------
 Extendable Commercial Notes
--------------------------------------------------    -----------------    -----------
 Standby Commitment Agreements
--------------------------------------------------    -----------------    -----------
 Municipal Securities
--------------------------------------------------    -----------------    -----------
 Equity Linked Notes
--------------------------------------------------    -----------------    -----------
 Exchange Traded Funds
--------------------------------------------------    -----------------    -----------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Funds also rely upon the independent advice of the Funds' adviser or subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether a Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in a NRSRO or its rating systems, or due to a corporate reorganization, the Funds will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         LOWER-QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         LIQUIDITY AND VALUATION. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

- U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         -        The Federal Housing Administration and the Farmers Home
                  Administration;

         - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

         - The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

         - The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         - The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Funds may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REPURCHASE AGREEMENTS

         In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Funds' custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by a Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Funds. Repurchase agreements may be entered into with respect to securities of the type in which the Funds may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Funds' custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Funds' ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Funds seek to assert their rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Funds' adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the Funds' outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Funds. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         If the Funds agree to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the adviser or subadviser to manage it might be affected in the event a Fund's commitments to purchase "when-issued" securities ever exceeds 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

         A Fund may lend its respective portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, the Funds may return to the borrower or a third party which is unaffiliated with them, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Funds' Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The cash collateral received from a borrower as a result of the Funds' securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

         Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

INDEXED SECURITIES

         The Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Funds invest in such securities, they may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

            Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds, to the extent that they invest a significant portion of their assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser or subadviser(s) believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Funds make their investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         The Funds may invest in foreign securities (including through the use of depositary receipts), which involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

          INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

          The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

          The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

          Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Underlying Fund of additional investments in those countries.

          Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

          Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

          Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds' investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

CONVERTIBLE SECURITIES

          Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

          Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

          Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

          Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

          The Funds may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of the Funds' limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Funds' level of illiquidity may increase.

         The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Funds. The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Funds' adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs"), or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the security.

BORROWING

      The Funds may borrow money from banks, limited by the Funds' fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in reverse repurchase agreements which may be considered a form of borrowing, unless a Fund covers its exposure by segregating or earmarking liquid assets.

         .
DERIVATIVE INSTRUMENTS

         The Funds' adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Funds' portfolio or for risk management or for any other permissible purposes consistent with the Funds' investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (E.G., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Funds' assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Funds entered into short hedges because the Funds' adviser or subadviser projected a decline in the price of a security in the Funds' portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Funds could suffer a loss.

         (4) As described below, the Funds might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when they take positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Funds' ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds' ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Funds.

         OPTIONS. The Funds may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Funds will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Funds may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Funds and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

         The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration.

         If the Funds are unable to effect a closing transaction for an option they had purchased, they would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Funds could cause material losses because the Funds would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose the Funds to counterparty risk. To the extent required by SEC guidelines, the Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds' assets to segregated accounts as a cover could impede portfolio management's or the Funds' ability to meet redemption requests or other current obligations.

         An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Funds' interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

         SPREAD TRANSACTIONS. The Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, (I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Funds may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Funds' adviser or subadviser believes it is more advantageous to the Funds than purchasing the futures contract.

         To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Funds' net asset value after taking into account unrealized profits and unrealized losses on any such contracts they have entered into. There is no overall limit on the percentage of the Funds' assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds' exposure to market, currency, or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund was unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         STRUCTURED PRODUCTS. The Funds may use structured products to hedge their portfolios. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

         HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

         CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES -- SPECIAL CONSIDERATIONS. The Funds may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund securities are denominated. The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Funds adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase OTC options on foreign currency only when the Funds' adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

          To the extent permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Funds may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

REAL ESTATE INVESTMENT TRUSTS

          Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

          REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS

          Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

          A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

          In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at pre-set times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Funds will limit their purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Funds' adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         The Funds' right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a subcustodian agreement approved by the Funds between that bank and the Funds' custodian.

REVERSE REPURCHASE AGREEMENTS

         The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Funds would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. Since the Funds receive cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Funds have sold but are obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Funds' obligation to repurchase the securities, and the Funds' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Reverse repurchase agreements may be used as arbitrage transactions in which the Funds will maintain offsetting positions in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Funds will receive interest on the repurchase agreements in which they invest the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Funds' adviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         Generally the Funds will be fully invested in accordance with their investment objectives and strategies. However, pending investment of cash balances, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Funds may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Funds may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the fiscal years ended October 31, 2007 and 2006, the portfolio turnover rates for each Fund was as follows:

                                                       PORTFOLIO TURNOVER RATE
                                                           FOR YEAR ENDED
FUND                                                      OCTOBER 31, 2007
----                                                   ------------------------
Nationwide Small Cap Value Fund                                [XX]%
Nationwide Small Cap Growth Opportunities Fund                 [XX]%


                                                       PORTFOLIO TURNOVER RATE
                                                           FOR PERIOD ENDED
FUND                                                       OCTOBER 31, 2006(1)
----                                                   ------------------------

Nationwide Small Cap Value Fund                               37.3%
Nationwide Small Cap Growth Opportunities Fund               194.16%

------------
1    The Funds commenced operations on September 29, 2006.


                    INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

         The following are the NON-FUNDAMENTAL operating policies of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

o Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

          If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, the Funds must be diversified according to Code requirements. Specifically, at each tax quarter end, the Funds' holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Funds' total assets and that the Funds hold no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Funds' total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

         o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

         Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

         Exceptions to the portfolio holdings release policy described above can only be authorized by the adviser's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

         o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o        Data consolidators (including ratings agencies);

         o        Fund rating/ranking services and other data providers; and

         o        Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT).

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED*                   5 YEARS                        TRUSTEE           TRUSTEE**
========================= =============== =========================================== ================ =================
Charles E. Allen          Trustee since   Mr. Allen is Chairman, Chief Executive            120              None
                            July 2000     Officer and President of Graimark Realty
c/o Nationwide                            Advisors, Inc. (real estate development,
Funds Group                               investment and asset management).
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1948
========================= =============== =========================================== ================ =================

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED*                   5 YEARS                        TRUSTEE           TRUSTEE**
========================= =============== =========================================== ================ =================
Paula H.J. Cholmondeley   Trustee since   Ms. Cholmondeley was Vice President and           120          Director of
                            July 2000     General Manager of Sappi Fine Paper North                        Dentsply
c/o Nationwide                            America from April 2000 through December                      International,
Funds Group                               2003.                                                          Inc. (dental
1200 River Road,                                                                                          products),
Suite 1000                                                                                                Ultralife
Conshohocken, PA 19428                                                                                    Batteries,
                                                                                                         Inc., Albany
1947                                                                                                    International
                                                                                                         Corp. (paper
                                                                                                       industry) Terex
                                                                                                         Corporation
                                                                                                        (construction
                                                                                                       equipment), and
                                                                                                           Minerals
                                                                                                         Technology,
                                                                                                       Inc. (specialty
                                                                                                          chemicals)

========================= =============== =========================================== ================ =================
C. Brent DeVore***           Trustee      Dr. DeVore is President of Otterbein              120              None
                            since 1990    College.
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA 19428

1940

========================= =============== =========================================== ================ =================
Phyllis Kay Dryden        Trustee since   Ms. Dryden was a partner of Mitchell              120              None
                          December 2004   Madison, a management consulting company
c/o Nationwide                            from January 2006 until December 2006;
Funds Group                               she is currently a consultant with the
1200 River Road,                          company.  Ms. Dryden was formerly
Suite 1000                                Managing Partner of MARCHFIRST, a global
Conshohocken, PA 19428                    management consulting firm.

1947

========================= =============== =========================================== ================ =================

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED*                   5 YEARS                        TRUSTEE           TRUSTEE**
========================= =============== =========================================== ================ =================
Barbara L. Hennigar       Trustee since   Retired.                                          120              None
                            July 2000
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA 19428

1935

========================= =============== =========================================== ================ =================
Barbara I. Jacobs         Trustee since   Ms. Jacobs served as Chairman of the              120              None
                          December 2004   Board of Directors of KICAP Network Fund,
c/o Nationwide                            a European (United Kingdom) hedge fund,
Funds Group                               from January 2001 through January 2006.
1200 River Road,                          From 1988 - 2003, Ms. Jacobs was also a
Suite 1000                                Managing Director and European Portfolio
Conshohocken, PA 19428                    Manager of CREF Investments (Teachers
                                          Insurance and Annuity Association -
1950                                      College Retirement Equities Fund).
========================= =============== =========================================== ================ =================
Douglas F. Kridler        Trustee since   Mr. Kridler has served as the President           120              None
                          September 1997  and Chief Executive Officer of the
c/o Nationwide                            Columbus Foundation (a Columbus, OH-based
Funds Group                               foundation which manages over 1,300
1200 River Road,                          individual endowment funds) since
Suite 1000                                February 2002.  Prior to January 31,
Conshohocken, PA 19428                    2002, Mr. Kridler was the President of
                                          the Columbus Association for the
                                          Performing Arts and Chairman of the
1955                                      Greater Columbus Convention and Visitors
                                          Bureau.
========================= =============== =========================================== ================ =================
Michael D. McCarthy       Trustee since   Retired.  Mr. McCarthy was Chairman of            120              None
                          December 2004   VMAC (commodity swaps) from October 2002
c/o Nationwide                            until January 2007; and a partner of
Funds Group                               Pineville Properties LLC (a commercial
1200 River Road,                          real estate development firm) from
Suite 1000                                September 2000 until January 2007.
Conshohocken, PA 19428

1947
========================= =============== =========================================== ================ =================

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED*                   5 YEARS                        TRUSTEE           TRUSTEE**
========================= =============== =========================================== ================ =================
David C. Wetmore          Trustee since   Retired.                                          120              None
                             1995 and
c/o Nationwide               Chairman
Funds Group                   since
1200 River Road,          February 2005
Suite 1000
Conshohocken, PA 19428

1948
========================= =============== =========================================== ================ =================

------------
*    Length of time served includes time served with the Trust's predecessors.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND/OR OFFICERS OF THE FUNDS.

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED(1)               5 YEARS                        TRUSTEE           TRUSTEE(3)
========================= =============== =========================================== ================ =================
Arden L. Shisler          Trustee     Retired.  Mr. Shisler is the former                   120          Director of
                           since      President and Chief Executive Officer of                           Nationwide
c/o Nationwide         February 2000  KeB Transport, Inc., a trucking firm (2000                          Financial
Funds Group                           through 2002).  He served as a consultant                        Services, Inc.,
1200 River Road,                      to KeB from January 2003 through December                          Chairman of
Suite 1000                            2004.  Since 1992, Mr. Shisler has also                            Nationwide
Conshohocken, PA                      been Chairman of the Board for Nationwide                       Mutual Insurance
19428                                 Mutual Insurance Company.2                                          Company2

1941

====================== ============== ============================================ ================ ==================
John H. Grady            President    Mr. Grady is President and Chief Executive         N/A               N/A
                         and Chief    Officer of Nationwide Funds Group which
Nationwide               Executive    includes NFA,(2) Nationwide Fund Management
Funds Group               Officer     LLC(2) and Nationwide Fund Distributors
1200 River Road,           since      LLC(2) and NWD Investments,(2) the asset
Suite 1000                December    management operations of Nationwide Mutual
Conshohocken,              2006       Insurance Company, which includes
PA 19428                               Nationwide Separate Accounts LLC and
                                      Nationwide SA Capital Trust(2). From March
1961                                  2004 until March 2006, Mr. Grady was Chief
                                      Executive Officer of Constellation
                                      Investment Management Co., L.P.
                                      (registered investment adviser), and
                                      President and Chief Executive Officer of
                                      Constellation Funds Group (registered
                                      investment companies). He also was
                                      President of Constellation Investment
                                      Distribution Co., Inc. (registered
                                      broker-dealer) from March 2004 until June
                                      2006. From February 2001 until February
                                      2004, Mr. Grady was Chief Operating and
                                      Chief Legal Officer; Managing Director,
                                      Mutual Funds Group, Turner Investment
                                      Partners, Inc. (registered investment
                                      adviser); Executive Vice President of
                                      Turner Funds and Turner Institutional
                                      Portfolios (registered investment
                                      companies); and President, Turner
                                      Investment Distributors, Inc. (registered
                                      broker-dealer).

====================== ============== ============================================ ================ ==================

========================================================================================================================
                                                                                          NUMBER OF
                            POSITION(S)                                                 PORTFOLIOS IN
                           HELD WITH THE                                               THE NATIONWIDE        OTHER
                             TRUST AND                                                  FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND           LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST        OVERSEEN BY         HELD BY
   YEAR OF BIRTH            TIME SERVED(1)               5 YEARS                        TRUSTEE           TRUSTEE(3)
========================= =============== =========================================== ================ =================
====================== ============== ============================================ ================ ==================
Joseph Finelli           Treasurer    Mr. Finelli is the Principal Financial                N/A        N/A
                           since      Officer and Vice President of Investment
Nationwide               September    Accounting and Operations for Nationwide
Funds Group                2007       Funds Group.(2)
1200 River Road,
Suite 1000
Conshohocken,
PA 19428

1957

====================== ============== ============================================ ================ ==================
Dorothy Sanders            Chief      Ms. Sanders is Senior Vice President and              N/A         N/A
                        Compliance    Chief Compliance Officer of NFA. She also
Nationwide                Officer     has oversight responsibility for
Funds Group                since      Investment Advisory and Mutual Fund
1200 River Road,       October 2007   Compliance Programs in the Office of
Suite 1000                            Compliance at Nationwide. From November
Conshohocken,                         2004 to October 2007, she was Senior
PA 19428                              Director and Senior Counsel at Investors
                                      Bank & Trust (now State Street Bank). From
1955                                  2000 to November 2004, she was Vice
                                      President, Secretary and General Counsel
                                      of Fred Alger & Company, Incorporated.

====================== ============== ============================================ ================ ==================
Eric E. Miller           Secretary    Mr. Miller is Senior Vice President,               N/A               N/A
                           since      General Counsel, and Assistant Secretary
Nationwide             December 2002  for Nationwide Funds Group.(2)
Funds Group
1200 River Road,
Suite 1000
Conshohocken,
PA 19428

1953
====================== ============== ============================================ ================ ==================

------------
1    Length of time served includes time served with the Trust's predecessors.

2 This position is held with an affiliated person or principal underwriter of the Trust.

3 Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

       The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met _____ times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met _____ times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF

TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met _____ times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met _____ times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

ALL TRUSTEES AND OFFICERS OF THE TRUST, AS A GROUP, OWN LESS THAN 1% OF THE TRUST'S OUTSTANDING SHARES.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    SHARES IN THE FUNDS                  AND/OR SHARES IN ALL REGISTERED INVESTMENT
                                                                         COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                                     INVESTMENT COMPANIES
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    SHARES IN THE FUNDS                  AND/OR SHARES IN ALL REGISTERED INVESTMENT
                                                                         COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                                     INVESTMENT COMPANIES
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
David C. Wetmore
=========================================================================================================================
Arden L. Shisler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007 TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                           TRUSTEE
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================
David C. Wetmore
=========================================================================================================================

------------
1    Investment advisers include Nationwide Fund Advisers.

2 Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.

3 Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

       The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON           TOTAL COMPENSATION FROM
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT                THE FUND COMPLEX*
====================================================================================================================

Charles E. Allen              $ 86,625              N/A                 N/A                     $ 172,000
====================================================================================================================
Paula H.J. Cholmondeley         82,250              N/A                 N/A                          170,750
====================================================================================================================
C. Brent DeVore                 80,875              N/A                 N/A                          161,750
====================================================================================================================
Phyllis Kay Dryden              78,625              N/A                 N/A                          157,250
====================================================================================================================
Barbara L. Hennigar             82,625              N/A                 N/A                          163,750
====================================================================================================================
Barbara I. Jacobs               82,375              N/A                 N/A                          163,500
====================================================================================================================
Douglas F. Kridler              81,875              N/A                 N/A                          163,750
====================================================================================================================
Michael D. McCarthy             76,625              N/A                 N/A                          153,250
====================================================================================================================
Arden L. Shisler                65,813              N/A                 N/A                          131,625
====================================================================================================================
David C. Wetmore               121,500              N/A                 N/A                          241,750
====================================================================================================================

------------
* On October 31, 2007, the Fund Complex included two trusts comprised of 100 investment company funds or series.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

       The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund

Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Funds in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Funds. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager-of-Managers" under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

      NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUNDS                                 ASSETS                           INVESTMENT ADVISORY FEE
-----                                 ------                           -----------------------
Nationwide Small Cap Growth           $0 up to $500 million             0.95%
Opportunities Fund and Nationwide     $500 million up to $2 billion     0.85%
Small Cap Value Fund                  $2 billion and over               0.80%

SUBADVISER

         Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103, is the subadviser for the Funds. Aberdeen is controlled by Gary William Bartlett (Aberdeen's chief executive officer), and Andrew Alasdair Smith (Aberdeen's chief financial officer). Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Funds' assets in accordance with the Funds' investment objectives and strategies. Aberdeen makes investment decisions for the Funds, and, in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services provided to the Funds, Aberdeen receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.

LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         [Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating expenses to ____% for all share classes of the Funds, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses.]

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2007 and 2006, NFA earned the following fees for investment advisory services:

                                          2007                      2006(2)
                                -----------------------    ---------------------
                                  FEES          FEES         FEES        FEES
FUNDS                           EARNED(1)    REIMBURSED    EARNED(1)  REIMBURSED
-----                           --------     ----------    ---------  ----------
Nationwide Small Cap Growth
Opportunities Fund               $[XX]         $[XX]          $0        $4,691
Nationwide Small Cap Value       $[XX]         $[XX]          $0        $4,691


------------
1    Fees net of reimbursement.

2    The Funds commenced operation on September 29, 2006.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

      Nationwide Fund Distributors LLC ("NFD" or the "Distributor") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller

      In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.

      For the fiscal years ended October 31, 2007 and 2006, NFD received the following commissions from the sale of shares of the Funds:

------------------------------------------------------------- ------------------- ------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                                 OCTOBER 31,         OCTOBER 31,
      FUNDS                                                         2007               2006(1)
------------------------------------------------------------- ------------------- ------------------
Nationwide Small Cap Growth Opportunities Fund                      $[XX]         $0
------------------------------------------------------------- ------------------- ------------------
Nationwide Small Cap Value Fund                                     $[XX]         $0
------------------------------------------------------------- ------------------- ------------------

------------

1    The Funds commenced operations on September 29, 2006.

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and 2006, NFD received the following amounts from such sales charges:

------------------------------------------------------------- ------------------- ------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                                 OCTOBER 31,         OCTOBER 31,
      FUNDS                                                         2007               2006(1)
------------------------------------------------------------- ------------------- ------------------
Nationwide Small Cap Growth Opportunities Fund                      $[XX]         $0
------------------------------------------------------------- ------------------- ------------------
Nationwide Small Cap Value Fund                                     $[XX]         $0
------------------------------------------------------------- ------------------- ------------------

------------
1    The Funds commenced operations on September 29, 2006.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                                     AMOUNT

           0.25% of the average daily net assets of the Fund's Class A shares (distribution or services fee).

           1.00% of the average daily net assets of the Fund's Class B shares (0.25% services fee).

           1.00% of the average daily net assets of the Fund's Class C shares (0.25% services fee).

           0.50% of the average daily net assets of the Fund's Class
           R shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.

------------------------------------- ---------------------- ------------------- ------------------ ---------------
FUNDS                                 CLASS A                CLASS B             CLASS C            CLASS R
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Small Cap Growth
Opportunities Fund
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Small Cap Value Fund
------------------------------------- ---------------------- ------------------- ------------------ ---------------

         The Trust has been informed by NFD that for the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

------------------------------------- ---------------------- ------------------- ------------------ ----------------
                                                                                 FINANCING          BROKER-
                                      PROSPECTUS             DISTRIBUTOR         CHARGES WITH       DEALER
                                      PRINTING &             COMPENSATION &      RESPECT TO B &     COMPENSATION
FUNDS                                 MAILING(1)             COSTS               C SHARES           & COSTS
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Small Cap Growth
Opportunities Fund
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Small Cap Value Fund
------------------------------------- ---------------------- ------------------- ------------------ ----------------

------------
1 Printing and mailing of prospectuses to other than current Fund shareholders.


FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule:

              ASSET LEVEL                             AGGREGATE TRUST FEE
              -----------                             -------------------
          $0 up to $1 billion                                0.26%
      $1 billion up to $3 billion                            0.19%
      $3 billion up to $4 billion                            0.15%
      $4 billion up to $5 billion                            0.08%
     $5 billion up to $10 billion                            0.05%
     $10 billion up to $12 billion                           0.03%
         $12 billion and more                                0.02%


         For the fiscal years ended October 31, 2007 and 2006, Nationwide SA Capital Trust, the Funds' former administrator, and NFM, as the Funds' transfer agent, were paid combined fund administration and transfer agency fees from the Funds as follows:

---------------------------------------------------- ------------- -------------
FUNDS                                                    2007         2006(1)
---------------------------------------------------- ------------- -------------
Nationwide Small Cap Growth Opportunities Fund          $[XX]          $919
---------------------------------------------------- ------------- -------------
Nationwide Small Cap Value Fund                         $[XX]          $919
---------------------------------------------------- ------------- -------------

------------
1    The Funds commenced operations on September 29, 2006.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                                   AGGREGATE TRUST FEE
                                                   AS A PERCENTAGE OF NET
                    ASSET LEVEL                    ASSETS
                    -----------                    ----------------------
                 $0 up to $1 billion                      0.20%
             $1 billion up to $3 billion                  0.15%
             $3 billion up to $4 billion                  0.10%
             $4 billion up to $5 billion                  0.05%
            $5 billion up to $10 billion                  0.02%
            $10 billion up to $12 billion                 0.01%
                $12 billion and more                     0.005%

          Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:

---------------------------------------- --------------------------------------
YEAR ENDED OCTOBER 31, 2007                  YEAR ENDED OCTOBER 31, 2006
---------------------------------------- --------------------------------------
            $[XX]                                    $7,776,120
---------------------------------------- --------------------------------------


ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging for bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts; transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [_________________________], serves as the Independent Registered Public Accounting Firm for the Trust.

                              BROKERAGE ALLOCATION

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of the Adviser and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser or subadvisers may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Funds, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2007, the clients (including the Funds) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, Nationwide Management and Research Trust, and NorthPointe, paid soft dollar commissions in the total amount of $[x] million with respect to the Funds and $[x] million with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Funds.

         For the fiscal years ended October 31, 2007 and 2006, the following brokerage commissions were paid by the Funds:

--------------------------------------------------------- ---------- -----------
                     FUNDS                                   2007      2006(1)
--------------------------------------------------------- ---------- -----------
Nationwide Small Cap Value Fund                             $[XX]      $27,797
--------------------------------------------------------- ---------- -----------
Nationwide Small Cap Growth Opportunities Fund              $[XX]      $11,241
--------------------------------------------------------- ---------- -----------

------------
1    The Funds commenced operations on September 29, 2006.

         As of October 31, 2007, the Funds held investments in securities of their regular broker-dealers as follows:

                                   APPROXIMATE AGGREGATE
                                     VALUE OF ISSUER'S
                                    SECURITIES OWNED BY
                                       THE FUND AS OF
                                      FISCAL YEAR END            NAME OF
               FUNDS                  OCTOBER 31, 2007      BROKER OR DEALER
               -----                  ----------------      ----------------
Nationwide Small Cap Value Fund           $[XX]                 [XX]

Nationwide Small Cap Growth
Opportunities Fund                        $[XX]                 [XX]

         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserve the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAVs.

         Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

WAIVER OF CLASS A SALES CHARGES

      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to any endowment or non-profit organization;

     (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

     (d) to any life insurance company separate account registered as a unit investment trust;

     (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

     (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(3)  Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

------------------------------------------------------- --------------------------------------------------------
                                                                          AMOUNT OF PURCHASE
                                                        --------------------------------------------------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                    FUNDS PURCHASED                         $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Global Technology
and Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Global Health Sciences Fund, Nationwide
Hedged Core Equity Fund, Nationwide Leaders Fund,
Nationwide Market Neutral Fund, Nationwide U.S.
Growth Leaders, Nationwide Worldwide Leaders Fund,
Nationwide Mid Cap Growth Leaders Fund, Nationwide
Value Opportunities Fund, Nationwide Micro Cap Equity
Fund, Nationwide U.S. Growth Leaders Long-Short Fund,
Nationwide China Opportunities Fund, Nationwide
Global Natural Resources Fund, Nationwide Small Cap
Core Fund, Nationwide Small Cap Growth Opportunities
Fund, Nationwide Small Cap Leaders Fund , Nationwide
Optimal Allocations Funds, Nationwide U.S. Small Cap
Value Fund, Nationwide International Value Fund, and
Nationwide Value Fund,
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------

                                                                           AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------- ----------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
 Northpointe Small Cap Value Fund,                                       0.50%                       0.25%
 Northpointe Small Cap Growth Fund
------------------------------------------------------- --------------------------------------- ----------------

CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

                            Other Dealer Compensation

       In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

       In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

       The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

       o    the Distributor and other affiliates of NFA,

       o    broker-dealers,

       o    financial institutions, and

       o other financial intermediaries through which investors may purchase shares of a Fund.

       Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

      The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Fund may also assess redemption fees on shares held less than 30 days, as set forth in the Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

      The Fund generally plans to redeem its shares for cash with the following exception. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

      If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.]

                        SYSTEMATIC INVESTMENT STRATEGIES

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to either Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Fund offers the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in a new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number 614-428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 49 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.

         You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION

[BUYING A DIVIDEND

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

      Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

      Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

      If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

      EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

      PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

      The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

      (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      DEFERRAL OF BASIS - CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:
      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:
      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

      Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.

      DERIVATIVES. Each Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

      TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

      SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

      By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

      o provide your correct social security or taxpayer identification number,

      o     certify that this number is correct,

      o     certify that you are not subject to backup withholding, and

      o certify that you are a U.S. person (including a U.S. resident alien).

      A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS

      Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

      CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

      SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

      OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN EITHER OF THE FUNDS.]

                               MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      As of October 31, 2007, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of a Fund.

      As of February ___, 2008, the following shareholders held five percent or greater of the shares of a class of a Fund:

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                       NUMBER OF SHARES     PERCENT OF THE CLASS HELD
                  NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED       BY THE SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS A
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS B
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                       NUMBER OF SHARES     PERCENT OF THE CLASS HELD
                  NAME AND ADDRESS OF SHAREHOLDER                     BENEFICIALLY OWNED       BY THE SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS C
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND INSTUTIONAL CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS R
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND INSTUTIONAL SERVICE
CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS A
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS B
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS C
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS R
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND INSTITUTIONAL SERVICE CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------

                              FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  -              Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC and C      Bonds are considered a high default risk. Default is
                  a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1              This designation denotes best quality. There is
                          present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2              This designation denotes high quality. Margins of
                          protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3              This designation denotes favorable quality. All
                          security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4              This designation denotes adequate quality. Protection
                          commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

[ABERDEEN ASSET MANAGEMENT, INC. - TO BE FILED BY AMENDMENT]

                                   APPENDIX C

                               PORTFOLIO MANAGERS

                       INFORMATION AS OF DECEMBER 31, 2007

INVESTMENTS IN EACH FUND
------------------------

                                                                               DOLLAR RANGE OF INVESTMENTS
NAME OF PORTFOLIO MANAGERS              FUND NAME                              IN EACH FUND
--------------------------              ---------                              ---------------------------
William B. Gerlach                      Nationwide Small Cap Value Fund        None
Gary D. Haubold                         Nationwide Small Cap Value Fund        None
Charles V. Purcell                      Nationwide Small Cap Value Fund        None
Chris Baggini                           Nationwide Small Cap Growth            None
                                        Opportunities Fund
Jason Kotik                             Nationwide Small Cap Growth            None
                                        Opportunities Fund

DESCRIPTION OF COMPENSATION STRUCTURE

[ABERDEEN ASSET MANAGEMENT, INC. - TO BE FILED BY AMENDMENT]


OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGERS                        ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
Chris Baggini                                     Mutual Funds: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other accounts: [___] accounts, $[____] total assets ([__]
                                                  accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
William Gerlach                                   Mutual Funds: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGERS                        ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
                                                  Other accounts: [___] accounts, $[____] total assets ([__]
                                                  accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
Gary Haubold                                      Mutual Funds: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other accounts: [___] accounts, $[____] total assets ([__]
                                                  accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
Jason Kotik                                       Mutual Funds: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other accounts: [___] accounts, $[____] total assets ([__]
                                                  accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------
Charles Purcell                                   Mutual Funds: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: [___] accounts, $[____] total assets ([__] accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)
                                                  Other accounts: [___] accounts, $[____] total assets ([__]
                                                  accounts,
                                                  $[____] total assets for which the advisory fee is based on performance)

------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

[ABERDEEN ASSET MANAGEMENT, INC. - TO BE FILED BY AMENDMENT]

                       STATEMENT OF ADDITIONAL INFORMATION

                                February __, 2008

                             NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

      Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to the series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated February __, 2008. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

             THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
General Information and History ............................................
Additional Information on Portfolio Instruments and Investment Policies ....
Description of Portfolio Instruments and Investment Policies ...............
Portfolio Turnover .........................................................
Investment Restrictions ....................................................
Disclosure of Portfolio Holdings ...........................................
Trustees and Officers of the Trust .........................................
Investment Advisory and Other Services .....................................
Brokerage Allocations ......................................................
Purchases, Redemptions and Pricing of Shares ...............................
Systematic Investment Strategies ...........................................
Investor Privileges ........................................................
Investor Services ..........................................................
Performance Advertising ....................................................
Additional Information .....................................................
Additional General Tax Information .........................................
Major Shareholders .........................................................
Financial Statements .......................................................
Appendix A - Debt Ratings .................................................. A-1
Appendix B - Proxy Voting Guidelines Summaries ............................. B-1
Appendix C - Portfolio Manager ............................................. C-1

GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by an Amended and Restated Agreement and Declaration of Trust dated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.

         With respect to the Funds (together, the "Funds-of-Funds" and individually, a "Fund-of-Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund," for purposes of this section, to include the underlying mutual funds in which each Fund-of-Funds will invest (the "Underlying Funds").

         The following list sets forth permissible investments and techniques for the Funds. Please review the discussion in the Prospectus for further information regarding the investment objective and policies of each Fund.

         U.S. common stocks
         Small company stocks
         Special situation companies
         Illiquid securities
         Restricted securities
         When-issued/delayed-delivery securities
         Investment companies
         Real estate investment trusts (REITS)
         Securities of foreign issuers
         Depositary receipts
         Long-term debt
         Long-term debt when originally issued but with 397 days or less remaining to maturity
         Short-term debt
         Floating and variable rate securities
         Zero coupon securities
         Loan participations and assignments
         Sovereign debt (foreign) (denominated in U.S. $)
         Foreign commercial paper) (denominated in U.S. $)
         Duration
         U.S. government securities
         Money market instruments
         Mortgage-backed securities
         Stripped mortgage securities
         Collateralized mortgage obligations
         Mortgage dollar rolls
         Asset-backed securities
         Bank and/or Savings and Loan obligations
         Repurchase agreements

         Derivatives
         Reverse Repurchase Agreements
         Futures
         Options
         Foreign currencies
         Forward currency contracts
         Borrowing money
         Lending portfolio securities
         Investments of securities lending collateral
         Short sales
         Swap Agreements
         Standby Commitment Agreements
         Exchange-traded Funds
         Exchange-traded Notes
         Nationwide Contract

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE FUNDS-OF-FUNDS

         The Funds are "funds-of-funds," which means that each Fund is a fund that invests primarily in other mutual funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below). Each Fund will be designated by a target date intended to represent the approximate retirement year for the investor (assumed to be the year in which the investor is closest to age 65). As the target date approaches, each Fund will adjust and become increasingly conservative in its risk profile.

THE UNDERLYING INDEX FUNDS

         Among other funds, the Funds may invest in certain affiliated index funds. These index funds include the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (collectively, the "Index Funds").

            NATIONWIDE BOND INDEX FUND. The investment objective of the Nationwide Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. The Lehman Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

            NATIONWIDE INTERNATIONAL INDEX FUND. The investment objective of the Nationwide International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE MID CAP MARKET INDEX FUND. The investment objective of the Nationwide Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE S&P 500 INDEX FUND. The investment objective of the Nationwide S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of the value of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC, ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

         As a means to measure each Index Fund's replication of the total returns of its respective index, each Index Fund, except the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, under normal circumstances, will seek to achieve a total return over period of one year and longer of the total return of the respective index, before taking into account Fund expenses. Under normal circumstances, it is anticipated that for the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund, total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the Nationwide S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the Nationwide Mid Cap Market Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Funds' investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Funds' adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-     The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

      o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

      o     repurchase agreements;

      o     bank or savings and loan obligations;

      o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

      o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

      o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.

      o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

THE NATIONWIDE CONTRACT

         Each of the Funds may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors ("NFA" or the "Adviser") believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

         SINGLE ISSUER RISK. While the Nationwide Contract is guaranteed by Nationwide as described above, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

SMALL COMPANY AND EMERGING GROWTH STOCKS

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing, or emerging market, countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain emerging market or developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

      The Funds may invest in foreign real estate companies, including foreign real estate investment trusts (collectively, "foreign real estate companies"). Investing in foreign real estate companies makes the Fund susceptible to the same risks described above for REITS and foreign securities, as well as the risks associated with ownership of foreign real estate and with the foreign real estate industry in general and the risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Short Selling of Securities

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      The Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by a Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Funds' adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

      LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting

("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

      Each Fund is a fund of funds and may invest up to 100% of its assets in other investment companies. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

         A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed.

         ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. The results of an ETF (including SPDRs) will not match the performance of its designated index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.

EXCHANGE-TRADED NOTES

         The Funds may invest in exchange-traded notes ("ETNs"), which are debt securities linked to an underlying index. Similar to ETFs, an ETN's valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

      Zero coupon securities end to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. As of the date of this SAI, the Funds have not yet commenced operation and thus no portfolio turnover rate information is provided.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Funds. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

         Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUND, WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         Note, however, that the non-fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

INTERNAL REVENUE CODE RESTRICTIONS

          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

          The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

          o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

          o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

          o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

         Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:

          o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

          o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

          o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

          Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

          Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o    Data consolidators (including rating agencies);

         o    Fund rating/ranking services and other data providers; and

         o    Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                   OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       120               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948

=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                   OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley was Vice          120      Director of Dentsply
                             July 2000    President and General                       International, Inc.
c/o Nationwide Funds                      Manager of Sappi Fine Paper                 (dental products),
Group                                     North America from April                    Ultralife Batteries,
1200 River Road,                          2000 through December 2003.                 Inc., Albany
Suite 1000,                                                                           International Corp.
Conshohocken, PA 19428                                                                (paper industry),
                                                                                      Terex Corporation
1947                                                                                  (construction
                                                                                      equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         120               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940

=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        120               None
                           December 2004  Mitchell Madison, a
c/o Nationwide Funds                      management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           120               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                   OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               120               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================
Douglas F. Kridler         Trustee since  Mr. Kridler has served as          120               None
                          September 1997  the President and Chief
c/o Nationwide Funds                      Executive Officer of the
Group                                     Columbus Foundation, (a
1200 River Road,                          Columbus, OH-based
Suite 1000,                               foundation which manages
Conshohocken, PA 19428                    over 1,300 individual
                                          endowment funds) since
1955                                      February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts and
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          120               None
                           December 2004  Chairman of VMAC (commodity
c/o Nationwide Funds                      swaps) from October 2002
Group                                     until January 2007, and  a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                   OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           120               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948

=============================================================================================================

------------
*    Length of time served includes time served with the Trust's predecessors

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                 OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
Arden L. Shisler           Trustee since  Retired; Mr. Shisler is the          120      Director of
                           February 2000  former President and Chief                    Nationwide Financial
c/o Nationwide Funds Group                Executive Officer of KeB                      Services, Inc.,
1200 River Road,                          Transport, Inc., a trucking                   Chairman of
Suite 1000,                               firm (2000 through 2002). He                  Nationwide Mutual
Conshohocken, PA 19428                    served as a consultant to KeB                 Insurance Company(2)
                                          from January 2003 through
1941                                      December 2004. Since 1992, Mr.
                                          Shisler has also been Chairman
                                          of the Board for Nationwide
                                          Mutual Insurance Company(2).

==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                 OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
==============================================================================================================
John H. Grady              President and  Mr. Grady is President and           N/A               None
                               Chief      Chief Executive Officer of
Nationwide Funds Group       Executive    Nationwide Funds Group, which
1200 River Road,              Officer     includes NFA, 2 Nationwide
Suite 1000,                    since      Fund Management LLC 2 and
Conshohocken, PA 19428     December 2006  Nationwide Fund Distributors
                                          LLC, 2  and NWD Investments, 2
1961                                      the asset management
                                          operations of Nationwide
                                          Mutual Insurance Company,
                                          which includes Nationwide
                                          Separate Accounts, LLC 2 and
                                          Nationwide SA Capital Trust.2
                                          From March 2004 until March
                                          2006, Mr. Grady was Chief
                                          Executive Officer of
                                          Constellation Investment
                                          Management Co., L.P
                                          (registered investment
                                          adviser), and President and
                                          Chief Executive Officer of
                                          Constellation Funds Group
                                          (registered investment
                                          companies). He also was
                                          President of Constellation
                                          Investment Distribution Co.,
                                          Inc. (registered
                                          broker-dealer) from March 2004
                                          until June 2006. From February
                                          2001 until February 2004, Mr.
                                          Grady was Chief Operating and
                                          Chief Legal Officer; Managing
                                          Director, Mutual Funds Group,
                                          Turner Investment Partners,
                                          Inc. (registered investment
                                          adviser); Executive Vice
                                          President of Turner Funds and
                                          Turner Institutional
                                          Portfolios (registered
                                          investment companies); and
                                          President, Turner Investment
                                          Distributors, Inc. (registered
                                          broker-dealer).
==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                 OVERSEEN BY
                                                                          TRUSTEE
=============================================================================================================
==============================================================================================================
Joseph Finelli               Treasurer    Mr. Finelli is the Principal         N/A               None
                               since      Financial Officer and Vice
Nationwide Funds Group       September    President of Investment
1200 River Road,               2007       Accounting and Operations for
Suite 1000,                               Nationwide Funds Group2.
Conshohocken, PA 19428

1957

==============================================================================================================
Dorothy Sanders                Chief      Ms. Sanders is Senior Vice           N/A               None
                             Compliance   President and Chief Compliance
Nationwide Funds Group     Officer since  Officer of NFA. She also has
1200 River Road,            October 2007  oversight responsibility for
Suite 1000,                               Investment Advisory and Mutual
Conshohocken, PA 19428                    Fund Compliance Programs in
                                          the Office of Compliance at
1955                                      Nationwide.  From November
                                          2004 to October 2007, she was
                                          Senior Director and Senior
                                          Counsel at Investors Bank &
                                          Trust (now State Street Bank).
                                          From 2000 to November 2004,
                                          she was Vice President,
                                          Secretary and General Counsel
                                          of Fred Alger & Company,
                                          Incorporated.
==============================================================================================================
Eric E. Miller               Secretary    Mr. Miller is Senior Vice            N/A               None
                               since      President, General Counsel,
Nationwide Funds Group       December     and Assistant Secretary for
1200 River Road               2002        Nationwide Funds Group.
Suite 1000,
Conshohocken, PA 19428

1953

==============================================================================================================

------------
1    Length of time served includes time served with the Trust's predecessors.

2 This position is held with an affiliated person or principal underwriter of the Funds.

3 Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

       The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met ___times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met _____times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met ___ times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms.

Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met ___ times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE FUNDS AS OF DECEMBER 31, 2007

         All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    SHARES IN THE FUNDS               AND/OR SHARES IN ALL REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                                 INVESTMENT COMPANIES
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
David C. Wetmore
=========================================================================================================================
Arden L. Shisler
=========================================================================================================================

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                    SHARES IN THE FUNDS               AND/OR SHARES IN ALL REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                                 INVESTMENT COMPANIES
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS1, SUBADVISERS2 OR DISTRIBUTOR3 AS OF DECEMBER 31, 2007.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen
=========================================================================================================================
Paula H.J.
Cholmondeley
=========================================================================================================================
C. Brent DeVore
=========================================================================================================================
Phyllis Kay Dryden
=========================================================================================================================
Barbara L. Hennigar
=========================================================================================================================
Barbara I. Jacobs
=========================================================================================================================
Douglas F. Kridler
=========================================================================================================================
Michael D. McCarthy
=========================================================================================================================
David C. Wetmore
=========================================================================================================================

------------
1    Nationwide Fund Advisors.

2 Subadvisers for other funds not in this SAI include Aberdeen Asset Management Inc., AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Security Global Investors, Nationwide Asset Management, LLC and NorthPointe Capital, LLC.

3 Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

       The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON       TOTAL COMPENSATION FROM
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT           THE FUND COMPLEX*
====================================================================================================================
Charles E. Allen                                    $0                   $0
====================================================================================================================
Paula H.J. Cholmondeley                             $0                   $0
====================================================================================================================
C. Brent DeVore                                     $0                   $0
====================================================================================================================
Phyllis Kay Dryden                                  $0                   $0
====================================================================================================================
Barbara L. Hennigar                                 $0                   $0
====================================================================================================================
Barbara I. Jacobs                                   $0                   $0
====================================================================================================================
Douglas F. Kridler                                  $0                   $0
====================================================================================================================
Michael D. McCarthy                                 $0                   $0
====================================================================================================================
Arden L. Shisler                                    $0                   $0
====================================================================================================================
David C. Wetmore                                    $0                   $0
====================================================================================================================

------------
* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

     Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

       The Trust pays a unified management fee, as discussed in more detail below; the compensation of the Trustees who are not "interested persons" of Nationwide Funds Group ("NFG") or its affiliates; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities and other investment assets and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; administrative services fees under an Administrative Services Plan; the cost of share certificates representing shares of the Trust; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business. NFA may, from time to time, agree to voluntarily or contractually waive a portion of the unified management fee in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under a Unified Fee Management Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Funds. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         For these services, each Fund pays NFA a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund, including those related to investment advisory services; mutual fund administration (including the daily calculation of each Fund's net asset value); transfer agency; custody of the Funds' assets; governmental fees; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants; fees and expenses of legal counsel to the Trust (excluding fees for any extraordinary matters or legal fees and costs in contemplation or arising out of litigation to which the Funds, the officers or the Trustees are a party or incurred in anticipation of becoming a party); expenses of preparing, filing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental agencies; insurance and bonding premiums; the compensation and expenses of the Trust's officers and Trustees who are "interested persons" of NFA; expenses relating to the issuance, registration, and qualification of shares of the Funds; and expenses related to printing and delivering prospectuses, statements of additional information and shareholder reports and supplements to any of the aforementioned to existing shareholders. Under the unified fee arrangement, the Trust, and not NFA, is responsible for payment of compensation to and expenses of the independent Trustees; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities (and other investment assets) and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; the cost of share certificates representing shares of the Trust; administrative services fees under an Administrative Services Plan; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

      The unified management fee paid to NFA is in addition to, and does not include, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. NFA and the Board of Trustees concur that the fees paid to NFA are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

      The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

      NFA has entered into a separate written agreement with the Trust pursuant to which NFA has agreed to waive an amount equal to 0.17% of the amount payable to it under the Unified Fee Management Agreement. This agreement to waive management fees runs through May 1, 2009, and is renewable in one-year periods upon the agreement of NFA and the Trust's Board of Trustees.

      NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

INVESTMENT ADVISORY FEES

         The Funds have not commenced operations until the date of this SAI, and thus paid no investment advisory fees.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of a Fund and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for a Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

          Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by
(i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors,

Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Joseph Finelli
      Dorothy Sanders
      Eric E. Miller

      In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class C, Class R1 and Class R2 shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

 AMOUNT

0.25% of the average daily net assets of the Funds' Class
A shares (distribution  or services fee).

1.00% of the average daily net assets of the Funds' Class
C shares (0.25% services fee).

0.65% of the average daily net assets of the Funds' Class
R1 shares (0.25% of which may be either a distribution or services fee).

0.50% of the average daily net assets of the Funds' Class
R2 shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of a Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

          Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For these services, the Funds do not pay a fee.

SUB-ADMINISTRATION

          NFM has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services with respect to these Funds, NFM does not pay a fee.

ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the s, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R1 and Class R2 shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         _______________, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATIONS

          NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

          Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

          Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

          There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

          In purchasing and selling investments for the Funds, it is the policy of the Adviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of a Fund, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      For the fiscal year ended October 31, 2007, the clients (including the Funds) of all the affiliated advisers of Nationwide Funds Group and NWD, including but not limited to NFA, Nationwide SA Capital Trust, Nationwide Management and Research Trust, and NorthPointe, paid soft dollar commissions in the total amount of $_________with respect to the Funds and $________ with respect to all the clients of all the affiliated advisers of Nationwide Funds Group and NWD. Nationwide Funds Group and NWD direct security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Funds Group and NWD clients, including the Funds.

         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is a Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

          Because the Funds will invest primarily in shares of Underlying Funds, it is expected that most transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value ("NAV") per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for a Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

         Investments in the Underlying Funds are generally based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

SYSTEMATIC INVESTMENT STRATEGIES

          AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

          AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to a Fund, sales charges may apply if not already paid.

          AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R1 and Class R2 shares of the Funds are held within retirement plans, exchange privileges with other Class R1 or Class R2 shares of the Nationwide Funds may not be available unless the Class R1 or Class R2 shares of the other Nationwide Funds, as applicable, are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R1 or Class R2 shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class C. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A and Class C shares of the Funds. If you exchange Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      A Fund may record all instructions to exchange shares. A Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary

      Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614)- 428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 62 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class shares.

         You have an interest only in the assets of the shares of the Funds which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         The Funds calculate dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Funds' net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Funds from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         The Funds may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Funds. Any net short-term or long-term capital gain realized by the Funds (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Funds' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

            Certain Funds (through their investment in the Underlying Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

            A Fund (through it's investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         A Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Funds intend to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

      As a regulated investment company, the Funds are required to distribute its income and gains on a calendar year basis, regardless of the Funds' fiscal year end as follows:

         REQUIRED DISTRIBUTIONS. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. A Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:

         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

         o You sell some or all of your original shares within 90 days of their purchase, and o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:

          In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Funds' investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because a Fund's investment strategy is to invest in non-U.S. companies, none of a Fund's dividends are expected to qualify for the corporate dividends received deduction.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         A Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

         DERIVATIVES. The Funds are permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Funds' portfolio or for any other permissible purposes consistent with that Fund's investment objective. If the Funds makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Funds also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, a Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         INVESTMENT IN REMIC RESIDUAL INTERESTS (EXCESS INCLUSION INCOME). A Fund may invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs"). The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by a Fund to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. A Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by a Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING.

          By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,

         o    certify that this number is correct,

         o    certify that you are not subject to backup withholding, and

         o certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS.

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends paid by the Funds from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends paid by the Funds from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While the Funds makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. [PROPOSED LEGISLATION TO BE UPDATED] Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by

Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

FINANCIAL STATEMENTS

            A copy of the Funds' annual report may be obtained without charge upon request by writing a Fund or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1              This designation denotes best quality. There is
                          present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2              This designation denotes high quality. Margins of
                          protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3              This designation denotes favorable quality. All
                          security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4              This designation denotes adequate quality. Protection
                          commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

         These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

                                   APPENDIX C

                                PORTFOLIO MANAGER

INVESTMENTS IN THE FUND
-----------------------

NAME OF PORTFOLIO MANAGER                FUND NAME                              DOLLAR RANGE OF INVESTMENTS IN THE
                                                                                FUND AS OF OCTOBER 31, 2007
                                                                                ----------------------------------
Thomas R. Hickey, Jr.                    Nationwide Destination 2010 Fund       [                 ]
                                         Nationwide Destination 2015 Fund
                                         Nationwide Destination 2020 Fund
                                         Nationwide Destination 2025 Fund
                                         Nationwide Destination 2030 Fund
                                         Nationwide Destination 2035 Fund
                                         Nationwide Destination 2040 Fund
                                         Nationwide Destination 2045 Fund
                                         Nationwide Destination 2050 Fund
                                         Nationwide Retirement Income Fund

DESCRIPTION OF COMPENSATION STRUCTURE

NATIONWIDE FUND ADVISORS ("NFA"):

         NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

         Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed-income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one- or three-year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

         The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

         Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

         Portfolio managers also may be awarded unregistered restricted equity interests in a related Nationwide entity that typically vest over time and are designed to create incentives to retain key talent and they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA's ultimate parent company. Such plan affords participating U.S.-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------------- -------------------------------------------------------------------
Thomas R. Hickey, Jr.                             Mutual Funds: 15 accounts, $____ total assets
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
                                                    Accounts for which the advisory fee is based on performance: 0 accounts, $0 in assets.
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST
-------------------------------

NATIONWIDE FUND ADVISORS ("NFA"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA or its affiliates based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Amended and Restated Agreement and Declaration of Trust of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, is hereby incorporated by reference.

         (1) Amending Resolutions dated September 30, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (2) Amending Resolutions dated December 2, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (3) Amending Resolutions dated January 12, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2006, are hereby incorporated by reference.

         (4) Amending Resolutions dated June 14, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on July 7, 2006, are hereby incorporated by reference.

         (5) Amending Resolutions dated September 13, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on September 26, 2006, are hereby incorporated by reference.

         (6) Amending Resolutions dated June 12, 2007 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on October 5, 2007, are hereby incorporated by reference.

         (7) Amending Resolutions dated September 13, 2007 to the Agreement and Declaration of Trust , previously filed with the Trust's registration statement on October 5, 2007, are hereby incorporated by reference.

(b) Amended and Restated By-laws of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, are hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles III, V, and VI of the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Exhibit (a) hereto, define rights of holders of shares.

(d)      Investment Advisory Agreements

         (1) Investment Advisory Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (a) Form of Exhibit A, amended December 3, 2007, to the Investment Advisory Agreement dated August 28, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) Investment Advisory Agreement dated August 28, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

         (3)      Subadvisory Agreements

                  (a) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC for Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index and Nationwide Bond Index Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (b) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Gartmore Global Partners for the Nationwide China Opportunities, Nationwide Emerging Markets, Nationwide International Growth, Nationwide Worldwide Leaders, and Nationwide Global Utilities Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (c) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Separate Accounts, LLC, for the Nationwide Mid Cap Growth Leaders Fund, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (d) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Morley Capital Management, Inc., for the Nationwide Short Duration Bond Fund and the Nationwide Enhanced Income Fund, effective September 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (e) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and NorthPointe Capital LLC., for the Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund, and NorthPointe Small Cap Growth Fund, effective October 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (f) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Aberdeen Asset Management Inc., for the Nationwide Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Leaders Fund, Nationwide Market Neutral Fund, Nationwide Optimal Allocations Fund:
                           Defensive, Nationwide Optimal Allocations Fund:
                           Growth, Nationwide Optimal Allocations Fund:
                           Moderate, Nationwide Optimal Allocations Fund:
                           Moderate Growth, Nationwide Optimal Allocations Fund:
                           Specialty, Nationwide Small Cap Core Fund, Nationwide Small Cap Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Leaders Fund, Nationwide Small Cap Value Fund, Nationwide U.S. Growth Leaders Fund, and Nationwide U.S. Growth Leaders Long-Short Fund, effective October 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (g) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and AllianceBernstein L.P., for the Nationwide International Value Fund, previously filed with the Trust's registration statement on December 17, 2007, is hereby incorporated by reference.

                  (h) Form of Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Diamond Hill Capital Management, Inc., for the Nationwide Value Fund, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

                  (i) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Dimensional Fund Advisors LP, for the Nationwide U.S. Small Cap Value Fund, is filed herewith as Exhibit 23(d)(3)(i).

(e)      (1)      Underwriting Agreement dated May 1, 2007, between the Trust and Nationwide Fund Distributors LLC, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (a) Form of Schedule A to the Underwriting Agreement between Nationwide Fund Distributors LLC and the Trust, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) Model Dealer Agreement, effective January 2007, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

(f)      Not applicable.

(g)      Custodian Agreement

         (1) Custody Agreement dated April 4, 2003, Fund List amended as of December 29, 2004, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference.

                  (a) Fund List to Global Custody Agreement between JPMorgan Chase Bank and the Trust, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (3) Cash Trade Execution Rider dated April 4, 2003, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (4) Special Custody Account Agreement dated as of September 28, 2006, among Citigroup Global Markets Inc., Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, and JPMorgan Chase Bank, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

         (5) Institutional Client Agreement dated September 28, 2006, between Citigroup Global Markets Inc. and Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and

                  Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

(h)      (1)      (a) Form of Fund Administration and Transfer Agency
                  Agreement between the Trust and Nationwide Fund Management
                  LLC, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) (a) Administrative Services Plan effective May 1, 2007, amended December 3, 2007, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

                  (b) Form of Servicing Agreement to Administrative Services Plan ("Servicing Agreement"), effective January 2007, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

         (3) Form of Operational Servicing Agreement between Nationwide Fund Management LLC and Fund Provider(s), previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

         (4) Form of Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Mid Cap Growth, Nationwide Mid Cap Growth Leaders, Nationwide Money Market, Nationwide Small Cap Leaders, Nationwide China Opportunities, Nationwide Global Natural Resources Funds, each of the Nationwide Optimal Allocations Funds, Nationwide Emerging Markets, Nationwide International Growth, Nationwide Worldwide Leaders, Nationwide Global Financial Services, Nationwide Global Utilities, Nationwide Hedged Core Equity, Nationwide Small Cap Growth Opportunities, Nationwide Small Cap Value, Nationwide Small Cap Core, Nationwide Market Neutral, Nationwide U.S. Growth Leaders Long-Short, Nationwide Short Duration Bond, Nationwide Enhanced Income, NorthPointe Small Cap Growth, Nationwide U.S. Small Cap Value, Nationwide International Value and Nationwide Value Funds effective May 1, 2007, and amended as of December 3, 2007, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (5) Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Large Cap Value, Nationwide Global Technology and Communications, Nationwide Global Health Sciences, NorthPointe Small Cap Value, Nationwide Value Opportunities, Nationwide U.S. Growth Leaders, Nationwide Leaders, Nationwide Micro Cap Equity, Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index, Nationwide Bond Index Funds and each of the Nationwide Investor Destinations Funds effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

          (6) Fee Waiver Agreement between the Trust, on behalf of Nationwide U.S. Growth Leaders Long-Short Fund, and Nationwide Fund Advisors, effective February 28, 2007, is incorporated by reference.

         (7) Fee Waiver Agreement between the Trust, on behalf of the Nationwide Target Destination Funds, and Nationwide Fund Advisors, effective August 28, 2007, previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

         (8) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen,

                  Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

         (9) Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust ("OBT") and the Trust, a Delaware statutory trust, dated February 28, 2005, assigning to the Trust OBT's title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

(i) Legal Opinion of Stradley Ronon Stevens & Young, LLP to be filed by amendment.

(j) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plan under Rule 12b-1, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

(n) Rule 18f-3 Plan, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

(o)      Not applicable.

(p)      (1)      Code of Ethics for the Gartmore Mutual Funds and Gartmore
                  Variable Insurance Trust (now known as the Trust and
                  Nationwide Variable Insurance Trust, respectively), previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (2) Code of Ethics for Nationwide Fund Advisors, NorthPointe Capital, LLC, BlackRock Investment Management, LLC, Morley Capital Management, Inc., Nationwide Separate Accounts, LLC, Aberdeen Asset Management, Inc., Dimensional Fund Advisors LP, AllianceBernstein LP and Diamond Hill Capital Management to be filed by amendment.

         (3) Code of Ethics for Nationwide Fund Distributors LLC dated February 1, 2005, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (4) (a) Gartmore Global Partners Code of Ethics dated March 2004, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

                  (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (d) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

(q)      (1)      Powers of Attorney with respect to the Trust for Charles E.
                  Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay
                  Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F.
                  Kridler, Michael D. McCarthy, Arden L. Shisler, and David C.
                  Wetmore, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

         (2) Power of Attorney with respect to the Trust for John H. Grady and Joseph Finelli, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Article VII, Section 1 of the Amended and Restated Agreement and Declaration of Trust (the "Declaration") of the registrant provides that any person, company or other organization ("Person") who is or was a Trustee, officer, employee or other agent of the registrant or certain others serving at the request of the registrant as a trustee, director, officer, employee or other agent of another company or enterprise (each, an "Agent"), when acting in the Agent's capacity as such, shall be liable to the registrant and to any shareholder of the registrant solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else; and, subject to the foregoing, a Trustee shall not be liable for errors of judgment or mistakes of fact or law.

Article VII, Section 2 of the Declaration provides that the registrant shall indemnify, out of registrant Property, to the fullest extent permitted under applicable law, any Trustee or officer of the registrant who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration) by reason of the fact that such Person is or was a Trustee or officer of the registrant, against Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order or settlement shall not of itself create a presumption that such Person did not act in good faith or that such Person had reasonable cause to believe that such Person's conduct was unlawful. Notwithstanding any provision to the contrary contained in the Declaration, there is no right to indemnification for any liability arising by reason of the Disqualifying Conduct of the Trustee or officer of the registrant, and in accordance therewith, no indemnification shall be provided under the Declaration to a Trustee or officer of the registrant based on certain determinations or decisions specified under Section 2. Any indemnification under Article VII of the Declaration shall be made by the registrant if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of Disinterested Trustees (as defined in the Declaration) then in office, even though such number of Trustees shall be less than a quorum; a committee of such Trustees designated by majority vote of such Disinterested Trustees then in office even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion. Nothing contained in Article VII shall affect any right to indemnification to which Persons may be entitled by contract, to the extent not inconsistent with applicable law, or otherwise under law.

The Trust has entered into indemnification agreements with each of the Trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify the indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(9) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         (a) Nationwide Fund Advisors, an investment adviser of the Trust, also serves as investment adviser to the Nationwide Variable Insurance Trust. Except as stated below, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

                           John H. Grady, President and Chief Executive Officer of Nationwide Fund Advisors, was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies) from March 2004 until March 2006. Mr. Grady also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006.

                  Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

NAME AND ADDRESS                      PRINCIPAL OCCUPATION                        POSITION WITH NFA            FUNDS
John H. Grady                         President and Director of Nationwide        President and Director       President and Chief
                                      Funds Group, which includes NFA, Executive
                                      Officer Nationwide Fund Management LLC and
                                      Nationwide Fund Distributors LLC.

Eric E. Miller                        Senior Vice President, General Counsel      Senior Vice President,       Secretary
                                      and Assistant Secretary of Nationwide       General Counsel and
                                      Funds Group; Secretary of the Trust.        Assistant Secretary

Dorothy Sanders                       Vice President and Chief Compliance         Vice President and Chief     Chief Compliance
                                      Officer of NFA.                             Compliance Officer           Officer

Robert W. Horner                      Associate Vice President and Assistant      Associate Vice President     N/A
                                      Secretary of Nationwide Mutual Insurance    and Secretary
                                      Company.

Timothy G. Frommeyer                  Senior Vice President and Director          Director                     N/A
                                      Chief Financial Officer of
                                      Nationwide Financial Services, Inc.

Mark R. Thresher                      President and Chief Operating Officer of    Director                     N/A
                                      Nationwide Financial Services, Inc.

         (b) Information for the Subadviser of the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund.

                  (1) Morley Capital Management, Inc. acts as subadvisor to the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund. The Directors and Officers of Morley Capital Management have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (c) Information for the Subadvisor of the Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

                  (1) BlackRock Investment Management LLC, ("BlackRock") acts as subadvisor to the Funds listed above. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (d) Information for the Subadvisor of the Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders, Nationwide Global Utilities Fund and Nationwide China Opportunities Fund.

                  (1) Gartmore Global Partners ("GGP") acts as subadvisor to the Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders Fund, Nationwide Global Utilities Fund and Nationwide China Opportunities Fund as well as advisor to certain other clients. To the knowledge of the Registrant, the Directors and Officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

         (e) Information for the Subadvisor of the Nationwide Value Opportunities Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund.

                  (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadvisor to the Nationwide Value Opportunities Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund and separate institutional investors. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (f) Information for the Subadvisor of the Nationwide Mid Cap Growth Leaders Fund.

                  (1) Nationwide Separate Accounts, LLC acts as subadvisor to the Nationwide Mid Cap Growth Leaders Fund. The Directors and Officers of Nationwide Separate Accounts have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

         (g) Information for the Subadvisor of the Nationwide U.S. Small Cap Value Fund.

                  (1) Dimensional Fund Advisors, LP acts as subadvisor to the Nationwide U.S. Small Cap Value Fund. To the knowledge of the Registrant, the Directors and Officers of Dimensional Fund Advisors, LP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (h) Information for the Subadvisor of the Nationwide International Value Fund.

                  (1) AllianceBernstein, L.P. acts as subadvisor to the Nationwide International Value Fund. To the knowledge of the Registrant, the Directors and Officers of AllianceBernstein, L.P. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (i) Information for the Subadvisor of the Nationwide Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Leaders Fund, Nationwide Market Neutral Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Growth, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations
                  Fund: Moderate Growth, Nationwide Optimal Allocations Fund:
                  Specialty, Nationwide Small Cap Core Fund, Nationwide Small Cap Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Leaders Fund, Nationwide Small Cap Value Fund, Nationwide U.S. Growth Leaders Fund, and Nationwide U.S. Growth Leaders Long-Short Fund.

                  (1) Aberdeen Asset Management Inc. acts as subadviser to the Nationwide Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Leaders Fund, Nationwide Market Neutral Fund, Nationwide Optimal Allocations Fund:
                           Defensive, Nationwide Optimal Allocations Fund:
                           Growth, Nationwide Optimal Allocations Fund:
                           Moderate, Nationwide Optimal Allocations Fund:
                           Moderate Growth, Nationwide Optimal Allocations Fund:
                           Specialty, Nationwide Small Cap Core Fund, Nationwide Small Cap Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Leaders Fund, Nationwide Small Cap Value Fund, Nationwide

                           U.S. Growth Leaders Fund, and Nationwide U.S. Growth Leaders Long-Short Fund. To the knowledge of the Registrant, the Directors and Officers of Aberdeen Asset Management Inc. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (j)      Information for the Subadvisor of the Nationwide Value Fund.

                  (1) Diamond Hill Capital Management, Inc. acts as subadviser to the Nationwide Value Fund. To the knowledge of the Registrant, the Directors and Officers of Diamond Hill Capital Management, Inc. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Variable Insurance Trust.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors LLC. The address for the persons listed below, except where otherwise noted, is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

NAME:                                  POSITION WITH NFD:                        POSITION WITH
                                                                                 REGISTRANT:

John H. Grady                          Director, President and Chief Executive   President and Chief
                                       Officer                                   Executive Officer


Gordon Wright                          Chief Compliance Officer                  n/a

Eric E. Miller                         Senior Vice President, General Counsel,   Secretary
                                       and Assistant Secretary

Kathy Richards*                        Secretary                                 n/a

Craig Stokarski                        Financial Operations Principal Treasurer  n/a

Robert A. Rosholt*                     Director                                  n/a

----------
* The address for Kathy Richards and Robert A. Rosholt is One Nationwide Plaza, Columbus, Ohio 43215.

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Mutual Funds (a Delaware Statutory Trust) has duly caused this Post-Effective Amendment Nos. 92, 93 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 28th day of December, 2007.

                            NATIONWIDE MUTUAL FUNDS
                            BY: /S/ALLAN J. OSTER
                                -----------------------------------------------
                                Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 92, 93 TO THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 28TH DAY OF DECEMBER, 2007.

SIGNATURE & TITLE

Principal Executive Officer

/S/ JOHN H. GRADY*
----------------------------------------------------
John H. Grady, President and Chief Executive Officer

Principal Accounting and Financial Officer

/S/ JOSEPH FINELLI*
---------------------------------------------
Joseph Finelli, Treasurer

/S/ CHARLES E. ALLEN*
---------------------------------------------
Charles E. Allen, Trustee

/S/ PAULA H.J. CHOLMONDELEY*
---------------------------------------------
Paula H.J. Cholmondeley, Trustee

/S/ C. BRENT DEVORE*
---------------------------------------------
C. Brent Devore, Trustee

/S/ PHYLLIS KAY DRYDEN*
---------------------------------------------
Phyllis Kay Dryden, Trustee

/S/ BARBARA L. HENNIGAR*
---------------------------------------------
Barbara L. Hennigar, Trustee

/S/ BARBARA I. JACOBS*
---------------------------------------------
Barbara I. Jacobs, Trustee

/S/ DOUGLAS F. KRIDLER*
---------------------------------------------
Douglas F. Kridler, Trustee

/S/ MICHAEL D. MCCARTHY*
---------------------------------------------
Michael D. McCarthy, Trustee

/S/ ARDEN L. SHISLER*
---------------------------------------------
Arden L. Shisler, Trustee

/S/ DAVID C. WETMORE*
---------------------------------------------
David C. Wetmore, Trustee and Chairman

*BY: /S/ALLAN J. OSTER
     ----------------------------------------
     Allan J. Oster, Attorney-In-Fact

                                 EXHIBITS INDEX

--------------------------------------------------------------------------------------------- ------------------------
EXHIBITS                                                                                      EXHIBIT NO.
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------
Subadvisory Agreement with Dimensional Fund Advisors LP                                       EX-23(d)(3)(i)
--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------------- ------------------------